UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-05162

Exact name of registrant as specified in charter:	Delaware VIP® Trust

Address of principal executive offices:	610 Market Street Philadelphia, PA 19106

Name and address of agent for service:	David F. Connor, Esq. 610 Market Street Philadelphia, PA 19106

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2022

Item 1. Reports to Stockholders

Delaware VIP® Trust Delaware VIP Emerging Markets Series December 31, 2022

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is a full-service asset manager offering a diverse range of products across public and private markets including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and asset finance. The Public Investments business is a part of MAM and includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2022, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® Emerging Markets Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2023 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

December 31, 2022 (Unaudited)

The investment objective of the Series is to seek long-term capital appreciation.

For the fiscal year ended December 31, 2022, Delaware VIP Emerging Markets Series (the “Series”) Standard Class shares fell 27.58%. The Series Service Class shares fell 27.81%. Both returns reflect reinvestment of all dividends. By comparison, the Series’ benchmark, the MSCI Emerging Markets Index, fell 20.09% (net) and 19.74% (gross) for the same period. Past performance does not guarantee future results. For complete, annualized performance of Delaware VIP Emerging Markets Series, please see the table on page 3. Please see page 4 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Market review

The MSCI Emerging Markets Index declined 20% during the fiscal year ended December 31, 2022, lagging developed markets. Several factors influenced performance. First, geopolitical tensions between Russia and Ukraine escalated to a full-scale military conflict. As events unfolded, the US and the European Union imposed sanctions on certain Russian entities, corporations, and individuals, and MSCI eliminated all Russian stocks from the benchmark at a de minimis price. Second, China maintained its stringent stance on COVID-19 through most of the year, imposing lockdowns in major metropolitan areas, further dampening the economic outlook. Third, the US Federal Reserve quickened its pace of monetary tightening to combat inflationary pressures, contributing to rising US bond yields and a strengthening US dollar.

Amid volatile market conditions, returns across countries and sectors diverged significantly. Among geographic regions, Latin America outperformed the most. Equities in Brazil and Peru posted returns exceeding 9% in US dollar terms, buoyed by rising commodities’ prices and currency appreciation. Mexico also outperformed with notable strength in the financials and industrials sectors. Excluding the impact of Russia’s removal from the MSCI Emerging Markets Index, markets in the Europe, Middle East, and Africa (EMEA) region also outperformed. Rising energy prices supported equities in the Middle East, while in South Africa, the energy, industrials, and consumer discretionary sectors bolstered performance. In Turkey, equities rallied amid high inflation.

In contrast, Asia relatively lagged, particularly the North Asian markets. In China, concern about slowing economic growth weighed on consumer-related stocks. Moreover, lingering uncertainty in the regulatory environment, both in China and the US, contributed to underperformance in the technology, communication services, and healthcare sectors. In Taiwan and South Korea, technology stocks underperformed as demand weakness appeared to spread beyond consumer-related applications to other end markets. Elsewhere, equities in South and Southeast Asia outperformed as domestic demand helped insulate these economies from slowing global growth. Indonesia and Thailand outperformed the most among Asian markets.

In terms of sectors, utilities, financials, consumer staples, and industrials relatively outperformed. In contrast, energy and technology underperformed the most.

Within the Series

Among countries, Russia detracted the most from relative performance. The Series’ investment process centers on identifying individual companies that we believe possess sustainable franchises and favorable long-term growth prospects, and that trade at significant discounts to their intrinsic value. Historically, we have found selective Russian companies attractive from a fundamental perspective. For example, in the energy sector, we believe that the oil resources of Rosneft Oil Co. PJSC have some of the lowest extraction costs globally and that the company’s long-term growth opportunities and valuation compare favorably to peers. However, we have also recognized heightened risks associated with these investments and have sought to manage such risks through enhanced valuation discounts and limits to position sizes. On balance, the Series has maintained a measured overweight position in Russia relative to its country weighting in the benchmark. As tensions between Russia and Ukraine ratcheted up in late 2021 and early 2022, we closely monitored the situation, but in our assessment at that time, the likelihood of a full-scale invasion appeared low.

In the wake of Russia’s incursion into Ukraine and the swift application of sanctions against certain Russian entities, trading on Moscow’s stock exchange was halted on February 28, 2022. Several Russian stocks listed offshore continued to trade but plunged in value before being suspended for trading on or around March 2, 2022. As of December 31, 2022, trading in Russian stocks remained suspended for foreign investors. Considering these trading suspensions and the ongoing geopolitical uncertainty, the value of the Series’ Russian holdings has been written down based on fair valuation protocols.

1

Portfolio management review

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

Outside of Russia, the Series’ stock selection in South Korea and Taiwan was unfavorable. The Series holds large overweight positions in semiconductor stocks including MediaTek Inc., SK hynix Inc., Taiwan Semiconductor Manufacturing Co. Ltd., and Samsung Electronics Co. Ltd. These stocks underperformed as deterioration in the demand outlook heightened investors’ concerns about rising inventories, price declines for semiconductor chips, and downward earnings-estimate revisions.

On the positive side, the Series’ position in Reliance Industries Ltd. in India outperformed as domestic consumption recovered. In China, favorable stock selection contributed to relative performance.

The prevailing sources of uncertainty – including inflation, rising interest rates, energy markets, and a potential slowdown of global growth – are unlikely to abate in the near term, in our view. As such, we expect market conditions to remain volatile. Nonetheless, we do not believe these uncertainties have derailed long-term growth opportunities underpinned by secular trends such as digitalization and consumption premiumization (consumers’ preference for high-quality, healthy, and premium products). Furthermore, we believe that equity valuations across several pockets of the emerging markets universe appear attractive.

Among countries, we currently hold overweight positions in South Korea, Taiwan, and Mexico. Conversely, we are currently underweight relative to the benchmark the Middle East, Southeast Asia, and South Africa. Sectors we currently favor include technology, consumer staples, and energy (largely due to the Series’ holding in Reliance Industries). The Series is most underweight financials, industrials, and materials.

The Series used foreign currency exchange contracts to facilitate the purchase and sale of equities traded on international exchanges. The effect of these contracts on performance was immaterial.

2

Performance summary (Unaudited)

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2022
	1 year	3 year	5 year	10 year
Standard Class shares (commenced operations on May 1, 1997)	-27.58%	-4.17%	-1.90%	+2.34%
Service Class shares (commenced operations on May 1, 2000)	-27.81%	-4.46%	-2.19%	+2.06%
MSCI Emerging Markets Index (net)	-20.09%	-2.69%	-1.40%	+1.44%
MSCI Emerging Markets Index (gross)	-19.74%	-2.34%	-1.03%	+1.81%

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratios for Standard Class and Service Class shares of the Series were 1.18% and 1.48%, respectively, while total operating expenses for Standard Class and Service Class shares were 1.33% and 1.63%, respectively. The management fee for Standard Class and Service Class shares was 1.23%, and the annual distribution and service (12b-1) fee for Service Class shares was 0.30% of average daily net assets. The expense ratios may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during some or all of the periods shown in the “Series and benchmark performance” table above and in the “Performance of a $10,000 investment” graph on the next page. Performance would have been lower had expense limitations not been in effect.

Performance data do not include any fees or sales charges imposed by variable insurance contracts. This fund doesn’t have any deferred sales charges. Performance shown here would have been reduced if such fees were included. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

Investments in small- and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

3

Performance summary (Unaudited)

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

Performance of a $10,000 investment1

For the period December 31, 2012 through December 31, 2022

	Starting value	Ending value
Delaware VIP Emerging Markets Series — Standard Class shares	$10,000	$12,597
MSCI Emerging Markets Index (gross)	$10,000	$11,965
MSCI Emerging Markets Index (net)	$10,000	$11,533

The graph shows a $10,000 investment in Delaware VIP Emerging Markets Series Standard Class shares for the period from December 31, 2012 through December 31, 2022.

The graph also shows $10,000 invested in the MSCI Emerging Markets Index for the period from December 31, 2012 through December 31, 2022.

The MSCI Emerging Markets Index represents large- and mid-cap stocks across emerging market countries worldwide. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance does not guarantee future results.

4

Disclosure of Series expenses

For the six-month period from July 1, 2022 to December 31, 2022 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2022 to December 31, 2022.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000
	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual Series return†
Standard Class	$1,000.00	$936.70	1.19%	$5.81
Service Class	1,000.00	935.20	1.49%	7.27
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,019.21	1.19%	$6.06
Service Class	1,000.00	1,017.69	1.49%	7.58

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of any Underlying Funds.

5

Security type / country and sector allocations

Delaware VIP Emerging Markets Series

As of December 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / country	Percentage of net assets
Common Stocks by Country	93.62%
Argentina	1.46%
Australia	0.45%
Bahrain	0.24%
Brazil	5.21%
Chile	1.46%
China/Hong Kong	31.26%
India	12.94%
Indonesia	1.24%
Japan	0.54%
Malaysia	0.05%
Mexico	4.18%
Peru	0.49%
Republic of Korea	15.73%
Russia	0.00%
South Africa	0.08%
Taiwan	16.51%
Turkey	1.51%
United Kingdom	0.27%
Convertible Preferred Stock	0.04%
Preferred Stocks	4.67%
Rights	0.00%
Warrants	0.03%
Participation Notes	0.00%
Short-Term Investments	1.36%
Total Value of Securities	99.72%
Receivables and Other Assets Net of Liabilities	0.28%
Total Net Assets	100.00%

Common stock, participation notes, and preferred stock by sector	Percentage of net assets
Communication Services	13.29%
Consumer Discretionary	12.07%
Consumer Staples	14.24%
Energy	10.42%
Financials	4.22%
Healthcare	0.77%
Industrials	1.65%
Information Technology*	35.39%
Materials	4.85%
Real Estate	0.53%
Utilities	0.86%
Total	98.29%

*	To monitor compliance with the Series’ concentration guidelines as described in the Series’ Prospectus and Statement of Additional Information, the Information Technology sectors (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Information Technology sector consisted of Computers, Electronics, Electronic Components-Semiconductor, Internet, Investment Companies, Semiconductor Components-Integrated Circuits, and Software. As of December 31, 2022, such amounts, as a percentage of total net assets were 2.04%, 2.31%,17.15%, 1.08%, 1.53%, 10.56%, and 0.72%, respectively. The percentage in any such single industry will comply with the Series’ concentration policy even if the percentage in the Information Technology sector for financial reporting purposes may exceed 25%.

6

Schedule of investments

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

December 31, 2022

	Number of shares	Value (US $)
Common Stocks — 93.62%∆
Argentina — 1.46%
Arcos Dorados Holdings Class A	280,478	$2,344,796
Cablevision Holding GDR	262,838	820,895
Cresud ADR	326,731	2,185,831
Grupo Clarin GDR Class B 144A #, †	77,680	89,329
IRSA Inversiones y Representaciones ADR	535,335	2,558,901
		7,999,752
Australia — 0.45%
BHP Group ADR	39,700	2,463,385
		2,463,385
Bahrain — 0.24%
Aluminium Bahrain GDR 144A #	91,200	1,318,935
		1,318,935
Brazil — 5.21%
AES Brasil Energia	310,668	568,408
Americanas	1,560,623	2,852,410
Banco Bradesco ADR	1,749,871	5,039,628
Banco Santander Brasil ADR	53,466	288,182
BRF ADR †	788,900	1,246,462
Itau Unibanco Holding ADR	1,049,325	4,942,321
Rumo	217,473	766,546
Telefonica Brasil ADR	272,891	1,951,171
TIM ADR	155,003	1,805,785
Vale	149,527	2,517,157
Vale ADR	363,623	6,170,682
XP Class A †	24,226	371,627
		28,520,379
Chile — 1.46%
Sociedad Quimica y Minera de Chile ADR	100,000	7,984,000
		7,984,000
China/Hong Kong — 31.26%
Alibaba Group Holding †	827,100	9,139,432
Alibaba Group Holding ADR †	143,800	12,667,342
ANTA Sports Products	268,400	3,517,711
Baidu ADR †	49,719	5,686,859
BeiGene †	167,800	2,885,005
DiDi Global ADR †	81,500	259,170
Hengan International Group	260,500	1,383,357
iQIYI ADR †	59,542	315,573
JD.com Class A	34,285	967,216
JD.com ADR	350,000	19,645,500
Joinn Laboratories China Class H 144A #	9,604	49,156
Kunlun Energy	3,360,900	2,398,352
Kweichow Moutai Class A	111,913	27,802,372
New Oriental Education & Technology Group ADR †	16,190	563,736
Ping An Insurance Group Co. of China Class H	585,000	3,871,045
Sohu.com ADR †	429,954	5,894,669
TAL Education Group ADR †	50,701	357,442
Tencent Holdings	753,900	32,259,844
Tencent Music Entertainment Group ADR †	159	1,317
Tianjin Development Holdings	35,950	6,909
Tingyi Cayman Islands Holding	1,582,000	2,792,915
Trip.com Group ADR †	120,588	4,148,227
Tsingtao Brewery Class H	797,429	7,876,775
Uni-President China Holdings	2,800,000	2,801,632
Weibo Class A †	65,500	1,233,561
Weibo ADR †	40,000	764,800
Wuliangye Yibin Class A	837,792	21,776,060
		171,065,977
India — 12.94%
HCL Technologies	312,400	3,924,541
Indiabulls Real Estate GDR †	44,628	43,749
Infosys	285,200	5,199,307
Natco Pharma	185,519	1,259,480
Reliance Industries	859,880	26,475,116
Reliance Industries GDR 144A #	452,657	27,838,405
Sify Technologies ADR †	91,200	105,792
Tata Consultancy Services	151,800	5,975,669
		70,822,059
Indonesia — 1.24%
Astra International	18,590,600	6,806,900
		6,806,900
Japan — 0.54%
Renesas Electronics †	324,700	2,928,089
		2,928,089
Malaysia — 0.05%
UEM Sunrise †	4,748,132	274,864
		274,864
Mexico — 4.18%
America Movil ADR Class L	162,815	2,963,233
Banco Santander Mexico ADR	276,900	1,669,707
Becle	1,571,000	3,430,377
Cemex ADR †	469,537	1,901,625
Coca-Cola Femsa ADR	75,784	5,144,218
Fomento Economico Mexicano ADR	19,186	1,498,810
Grupo Financiero Banorte Class O	440,979	3,173,628
Grupo Televisa ADR	656,458	2,993,448

7

Schedule of investments

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

	Number of shares	Value (US $)
Common Stocks∆ (continued)
Mexico (continued)
Sitios Latinoamerica †	162,815	$76,869
		22,851,915
Peru — 0.49%
Cia de Minas Buenaventura ADR	356,605	2,656,707
		2,656,707
Republic of Korea — 15.73%
Fila Holdings	101,760	2,684,602
LG Uplus	250,922	2,197,406
Samsung Electronics	671,359	29,468,124
Samsung Life Insurance	66,026	3,707,699
SK Hynix	360,000	21,479,058
SK Square †	315,059	8,386,405
SK Telecom	159,405	5,979,896
SK Telecom ADR	590,316	12,154,606
		86,057,796
Russia — 0.00%
ENEL RUSSIA PJSC =, †	755,050	0
Etalon Group GDR 144A #, =	354,800	0
Gazprom PJSC =	2,087,800	0
Rosneft Oil PJSC =	1,449,104	0
Sberbank of Russia PJSC =, †	2,058,929	0
Surgutneftegas PJSC ADR =, †	294,652	0
T Plus PJSC =, †	25,634	0
VK GDR =, †	71,300	0
Yandex Class A =, †	101,902	0
		0
South Africa — 0.08%
Sun International	210,726	428,986
Tongaat Hulett =, †	182,915	0
		428,986
Taiwan — 16.51%
Hon Hai Precision Industry	3,881,564	12,616,299
MediaTek	1,125,000	22,876,641
Taiwan Semiconductor Manufacturing	3,756,864	54,821,086
		90,314,026
Turkey — 1.51%
D-MARKET Elektronik Hizmetler ve Ticaret ADR †	15,200	10,032
Turkcell Iletisim Hizmetleri	677,165	1,371,547
Turkiye Sise ve Cam Fabrikalari	3,008,750	6,904,813
		8,286,392
United Kingdom — 0.27%
Griffin Mining †	1,642,873	1,493,586
		1,493,586
Total Common Stocks (cost $506,606,644)		512,273,748

Convertible Preferred Stock — 0.04%
Republic of Korea — 0.04%
CJ 3.07%	4,204	243,087
Total Convertible Preferred Stock (cost $470,723)		243,087

Preferred Stocks — 4.67%
Brazil — 0.81%
Centrais Eletricas Brasileiras Class B 3.76% ω	216,779	1,774,962
Petroleo Brasileiro ADR 44.73% ω	285,509	2,652,379
		4,427,341
Republic of Korea — 3.86%
CJ 4.81% ω	28,030	1,089,895
Samsung Electronics 1.97% ω	499,750	20,026,660
		21,116,555
Russia — 0.00%
Transneft PJSC =, ω	3,606	0
		0
Total Preferred Stocks (cost $16,880,353)		25,543,896

Rights — 0.00%
Brazil — 0.00%
AES Brasil Energia SA †	1,671	79
Total Rights (cost $0)		79

Warrants — 0.03%
Argentina — 0.03%
IRSA Inversiones y Representaciones exercise price $0.25, expiration date 3/5/26 †	594,450	147,037
Total Warrants (cost $0)		147,037

Participation Notes — 0.00%
Lehman Indian Oil CW 12 LEPO =, †	100,339	0

8

	Number of shares	Value (US $)
Participation Notes (continued)
Lehman Oil & Natural Gas CW 12 LEPO =, †	146,971	$0
Total Participation Notes (cost $4,952,197)		0

Short-Term Investments — 1.36%
Money Market Mutual Funds — 1.36%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.03%)	1,862,045	1,862,045
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.06%)	1,862,045	1,862,045
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.23%)	1,862,045	1,862,045
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.11%)	1,862,044	1,862,044
Total Short-Term Investments (cost $7,448,179)		7,448,179
Total Value of Securities — 99.72% (cost $536,358,096)		$545,656,026

∆	Securities have been classified by country of risk. Aggregate classification by business sector has been presented on page 6 in “Security type / country and sector allocations.”
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2022, the aggregate value of Rule 144A securities was $29,295,825, which represents 5.35% of the Series’ net assets. See Note 10 in “Notes to financial statements.”
†	Non-income producing security.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security.
ω	Perpetual security with no stated maturity date.

Summary of abbreviations:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

LEPO – Low Exercise Price Option

PJSC – Private Joint Stock Company

See accompanying notes, which are an integral part of the financial statements.

9

Statement of assets and liabilities

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

December 31, 2022

Assets:
Investments, at value*	$545,656,026
Cash	60,922
Foreign currencies, at value∆	3,085,901
Dividends and interest receivable	1,314,379
Foreign tax reclaims receivable	160,965
Receivable due from Advisor	37,176
Receivable for series shares sold	10,923
Other assets	4,951
Total Assets	550,331,243
Liabilities:
Accrued capital gains taxes on appreciated securities	1,561,228
Other accrued expenses	1,072,713
Payable for series shares redeemed	353,541
Distribution fees payable to affiliates	147,263
Administration expenses payable to affiliates	16,364
Total Liabilities	3,151,109
Total Net Assets	$547,180,134

Net Assets Consist of:
Paid-in capital	$539,550,070
Total distributable earnings (loss)	7,630,064
Total Net Assets	$547,180,134

Net Asset Value
Standard Class:
Net assets	$294,243,578
Shares of beneficial interest outstanding, unlimited authorization, no par	14,937,833
Net asset value per share	$19.70
Service Class:
Net assets	$252,936,556
Shares of beneficial interest outstanding, unlimited authorization, no par	12,885,035
Net asset value per share	$19.63

* Investments, at cost	$536,358,096
∆ Foreign currencies, at cost	3,119,307

See accompanying notes, which are an integral part of the financial statements.

10

Statement of operations

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

Year ended December 31, 2022

Investment Income:
Dividends	$18,982,191
Foreign tax withheld	(2,373,877)
16,608,314
Expenses:
Management fees	7,400,513
Distribution expenses — Service Class	850,918
Custodian fees	447,082
Dividend disbursing and transfer agent fees and expenses	183,641
Accounting and administration expenses	115,858
Reports and statements to shareholders expenses	103,318
Audit and tax fees	40,260
Trustees’ fees and expenses	37,098
Legal fees	34,192
Other	61,116
9,273,996
Less expenses waived	(1,281,000)
Less expenses paid indirectly	(2)
Total operating expenses	7,992,994
Net Investment Income (Loss)	8,615,320

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments[1]	(1,336,076)
Foreign currencies	(53,781)
Foreign currency exchange contracts	(18,308)
Net realized gain (loss)	(1,408,165)
Net change in unrealized appreciation (depreciation) on:
Investments[1]	(210,249,045)
Foreign currencies	(54,566)
Net change in unrealized appreciation (depreciation)	(210,303,611)
Net Realized and Unrealized Gain (Loss)	(211,711,776)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(203,096,456)

[1]	Includes $(4,498) capital gains tax paid and $(1,561,228) capital gains tax accrued.

See accompanying notes, which are an integral part of the financial statements.

11

Statements of changes in net assets

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

	Year ended
	12/31/22	12/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$8,615,320	$23,672,695
Net realized gain (loss)	(1,408,165)	(6,830,787)
Net change in unrealized appreciation (depreciation)	(210,303,611)	(37,897,681)
Net increase (decrease) in net assets resulting from operations	(203,096,456)	(21,055,773)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(13,031,896)	(2,707,604)
Service Class	(10,983,197)	(1,921,987)
	(24,015,093)	(4,629,591)
Capital Share Transactions:
Proceeds from shares sold:
Standard Class	46,742,952	77,991,728
Service Class	25,911,033	37,115,785

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	13,031,896	2,707,604
Service Class	10,983,197	1,921,987
	96,669,078	119,737,104
Cost of shares redeemed:
Standard Class	(24,919,016)	(29,293,517)
Service Class	(35,086,446)	(45,809,192)
	(60,005,462)	(75,102,709)
Increase in net assets derived from capital share transactions	36,663,616	44,634,395
Net Increase (Decrease) in Net Assets	(190,447,933)	18,949,031

Net Assets:
Beginning of year	737,628,067	718,679,036
End of year	$547,180,134	$737,628,067

See accompanying notes, which are an integral part of the financial statements.

12

Financial highlights

Delaware VIP® Emerging Markets Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$28.37	$29.42	$24.27	$20.36	$25.06

Income (loss) from investment operations:
Net investment income[1]	0.35	1.00	0.10	0.19	0.16
Net realized and unrealized gain (loss)	(8.06)	(1.81)	5.65	4.35	(3.98)
Total from investment operations	(7.71)	(0.81)	5.75	4.54	(3.82)

Less dividends and distributions from:
Net investment income	(0.96)	(0.10)	(0.18)	(0.15)	(0.80)
Net realized gain	—	(0.14)	(0.42)	(0.48)	(0.08)
Total dividends and distributions	(0.96)	(0.24)	(0.60)	(0.63)	(0.88)

Net asset value, end of period	$19.70	$28.37	$29.42	$24.27	$20.36

Total return[2]	(27.58)%[3]	(2.84)%[3]	25.09%[3]	22.63%[3]	(15.81)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$294,244	$377,296	$339,348	$328,524	$236,592
Ratio of expenses to average net assets[4]	1.20%	1.25%	1.28%	1.30%	1.34%
Ratio of expenses to average net assets prior to fees waived[4]	1.41%	1.34%	1.36%	1.34%	1.34%
Ratio of net investment income to average net assets	1.59%	3.34%	0.44%	0.86%	0.71%
Ratio of net investment income to average net assets prior to fees waived	1.38%	3.25%	0.36%	0.82%	0.71%
Portfolio turnover	2%	2%	3%	20%	11%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[3]	Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

13

Financial highlights

Delaware VIP® Emerging Markets Series Service Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$28.25	$29.31	$24.17	$20.28	$24.97

Income (loss) from investment operations:
Net investment income[1]	0.28	0.90	0.03	0.12	0.10
Net realized and unrealized gain (loss)	(8.03)	(1.80)	5.64	4.34	(3.97)
Total from investment operations	(7.75)	(0.90)	5.67	4.46	(3.87)

Less dividends and distributions from:
Net investment income	(0.87)	(0.02)	(0.11)	(0.09)	(0.74)
Net realized gain	—	(0.14)	(0.42)	(0.48)	(0.08)
Total dividends and distributions	(0.87)	(0.16)	(0.53)	(0.57)	(0.82)

Net asset value, end of period	$19.63	$28.25	$29.31	$24.17	$20.28

Total return[2]	(27.81)%	(3.13)%	24.69%	22.25%	(16.03)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$252,936	$360,332	$379,331	$358,165	$323,530
Ratio of expenses to average net assets[3]	1.50%	1.55%	1.58%	1.60%	1.62%
Ratio of expenses to average net assets prior to fees waived[3]	1.71%	1.64%	1.66%	1.64%	1.64%
Ratio of net investment income to average net assets	1.29%	3.04%	0.14%	0.56%	0.43%
Ratio of net investment income to average net assets prior to fees waived	1.08%	2.95%	0.06%	0.52%	0.41%
Portfolio turnover	2%	2%	3%	20%	11%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[3]	Expense ratios do not include expenses of any investment companies in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

14

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

December 31, 2022

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 12 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Emerging Markets Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETF traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Open-end investment companies, other than ETFs, are valued at their published net asset value (NAV). Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and the ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Series’ valuation designee, Delaware Management Company (DMC). Subject to the oversight of the Series’ Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities for which market quotations are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities and private placements are valued at fair value.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2022, and for all open tax years (years ended December 31, 2019–December 31, 2021), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regard to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests that may date back to the inception of the Series. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2022, the Series did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Series’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally does not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. These gains and losses are included on the “Statement of operations” under “Net realized gain (loss) on investments.” The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

(continues)	15

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

1. Significant Accounting Policies (continued)

Derivative Financial Instruments — The Series may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Series must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Series’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Series can realize on an investment and/or may result in lower distributions paid to shareholders. The Series’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

Segregation and Collateralizations — In certain cases, based on requirements and agreements with certain exchanges and third-party broker-dealers, the Series may deliver or receive collateral in connection with certain investments (e.g., futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps). Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged/received to cover obligations of the Series under derivative contracts, if any, will be reported separately on the “Statement of assets and liabilities” as cash collateral due to/from broker. Securities collateral pledged for the same purpose, if any, is noted on the “Schedule of investments.”

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. Income and capital gain distributions from any Underlying Funds in which the Series invests are recorded on the ex-dividend date. The Series may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.”

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 1.25% on the first $500 million of average daily net assets of the Series, 1.20% on the next $500 million, 1.15% on the next $1.5 billion, and 1.10% on average daily net assets in excess of $2.5 billion.

16

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual series operating expenses from exceeding 1.18% of the Series’ average daily net assets for the Standard Class and the Service Class from April 29, 2022 through December 31, 2022.* From January 1, 2022 through April 28, 2022, DMC contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses in order to prevent total annual series operating expenses from exceeding 1.23% of the Series’ average daily net assets for the Standard Class and the Service Class. These waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute Series equity security trades on its behalf. DMC may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2022, the Series paid $29,118 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2022, the Series paid $45,733 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. The fees are calculated daily and paid monthly. Standard Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Series. For the year ended December 31, 2022, the Series paid $24,310 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of any Underlying Funds including ETFs in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

*	The aggregate contractual waiver period covering this report is from April 30, 2021 through April 29, 2023.

(continues)	17

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

3. Investments

For the year ended December 31, 2022, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$25,828,614
Sales	10,322,715

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Series were as follows:

Cost of investments	$536,404,053
Aggregate unrealized appreciation of investments	$201,565,815
Aggregate unrealized depreciation of investments	(192,313,842)
Net unrealized appreciation of investments	$9,251,973

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 −	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 −	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 −	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

18

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2022:

	Level 1	Level 2	Level 3		Total
Securities
Assets:
Common Stocks
Argentina	$7,089,528	$910,224	$—		$7,999,752
Australia	2,463,385	—	—		2,463,385
Bahrain	1,318,935	—	—		1,318,935
Brazil	28,520,379	—	—		28,520,379
Chile	7,984,000	—	—		7,984,000
China/Hong Kong	171,065,977	—	—		171,065,977
India	70,778,310	43,749	—		70,822,059
Indonesia	6,806,900	—	—		6,806,900
Japan	2,928,089	—	—		2,928,089
Malaysia	274,864	—	—		274,864
Mexico	22,851,915	—	—		22,851,915
Peru	2,656,707	—	—		2,656,707
Republic of Korea	12,154,606	73,903,190	—		86,057,796
Russia	—	—	—	[1,2]	—
South Africa	428,986	—	—		428,986
Taiwan	90,314,026	—	—		90,314,026
Turkey	8,286,392	—	—		8,286,392
United Kingdom	1,493,586	—	—		1,493,586
Convertible Preferred Stock	—	243,087	—		243,087
Participation Notes	—	—	—	[2]	—
Preferred Stocks[3]	4,427,341	21,116,555	—	[2]	25,543,896
Rights	79	—	—		79
Warrants	147,037	—	—		147,037
Short-Term Investments	7,448,179	—	—		7,448,179
Total Value of Securities	$449,439,221	$96,216,805	$—		$545,656,026

[1]	The value represents valuations of Russian Common Stocks for which Management has determined include significant unobservable inputs as of December 31, 2022.
[2]	The security that has been valued at zero on the “Schedule of investments” is considered to be Level 3 investments in this table.
[3]	Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:

	Level 1	Level 2	Level 3	Total
Preferred Stock	17.33%	82.67%	—	100.00%

As a result of utilizing international fair value pricing at December 31, 2022, a portion of the common stock in the portfolio was categorized as Level 2.

The securities that have been valued at zero on the “Schedule of investments” are considered to be Level 3 investments in this table.

During the year ended December 31, 2022, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

(continues)	19

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

3. Investments (continued)

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning or end of the period in relation to the Series’ net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to the Series’ net assets at the beginning or end of the period. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments were not considered significant to the Series’ net assets at the end of the year.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:

	Year ended
	12/31/22	12/31/21
Ordinary income	$24,015,093	$1,339,848
Long-term capital gains	—	3,289,743
Total	$24,015,093	$4,629,591

5. Components of Net Assets on a Tax Basis

As of December 31, 2022, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$539,550,070
Undistributed ordinary income	8,062,950
Capital loss carryforwards	(8,069,189)
Unrealized appreciation (depreciation) of investments and foreign currencies	7,636,303
Net assets	$547,180,134

Differences between components of net assets unrealized and tax cost unrealized may arise due to certain foreign currency transactions and/or foreign capital gains taxes.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2022, the Series had no reclassifications.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

At December 31, 2022, capital loss carryforwards available to offset future realized capital gains were as follows:

Loss carryforward character
Short-term	Long-term	Total
$1,258,686	$6,810,503	$8,069,189

20

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/22	12/31/21
Shares sold:
Standard Class	2,192,970	2,643,070
Service Class	1,192,323	1,257,728

Shares issued upon reinvestment of dividends and distributions:
Standard Class	581,781	88,920
Service Class	490,980	63,265
	4,458,054	4,052,983
Shares redeemed:
Standard Class	(1,136,299)	(966,708)
Service Class	(1,553,673)	(1,507,444)
	(2,689,972)	(2,474,152)
Net increase	1,768,082	1,578,831

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $355,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 31, 2022.

On October 31, 2022, the Series, along with the other Participants, entered into an amendment to the Agreement for a $355,000,000 revolving line of credit to be used as described above. It operates in substantially the same manner as the original Agreement. Under the amendment to the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the Agreement expires on October 30, 2023.

The Series had no amounts outstanding as of December 31, 2022, or at any time during the year then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Series may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also enter into these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Series may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(continues)	21

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

8. Derivatives (continued)

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Series’ maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2022.

During the year ended December 31, 2022, the Series entered into foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

During the year ended December 31, 2022, the Series experienced net realized and unrealized gains or losses attributable to foreign currency holdings, which are disclosed on the “Statement of operations.”

The table below summarizes the average daily balance of derivative holdings by the Series during the year ended December 31, 2022:

	Long Derivative	Short Derivative
	Volume	Volume
Foreign currency exchange contracts (average notional value)	$66,525	$33,355

9. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by the Series is generally invested in an individual separate account. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans

22

collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended December 31, 2022, the Series had no securities out on loan.

10. Credit and Market Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Beginning in late February 2022, global financial markets have experienced and may continue to experience significant volatility related to military action by Russia in Ukraine. As a result of this military action, the US and many other countries have imposed sanctions on Russia and certain Russian individuals, banks and corporations. The ongoing hostilities and resulting sanctions are expected to have a severe adverse effect on the region’s economies and more globally, including significant negative impact on markets for certain securities and commodities, such as oil and natural gas. Any cessation of trading on the Russian securities markets will impact the value and liquidity of certain portfolio holdings. The extent and duration of military action, sanctions, and resulting market disruptions are impossible to predict, but could be substantial and prolonged and impact the Series’ performance.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Series invests will cause the NAV of the Series to fluctuate.

The Series invests a significant portion of its assets in the greater China region, which consists of Hong Kong, the People’s Republic of China, and Taiwan, among other countries. As a result, the Series’ investments in the region are particularly susceptible to risks in that region. Adverse events in any one country within the region may impact the other countries in the region or Asia as a whole. As a result, adverse events in the region will generally have a greater effect on the Series than if the Series were more geographically diversified, which could result in greater volatility in the Series’ net asset value and losses. Markets in the greater China region can experience significant volatility due to social, economic, regulatory, and political uncertainties.

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a

(continues)	23

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

10. Credit and Market Risk (continued)

fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

11. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2022, that would require recognition or disclosure in the Series’ financial statements.

24

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Emerging Markets Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Emerging Markets Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and transfer agents. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 23, 2023

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

25

Other Series information (Unaudited)

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2022, the Series reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	100.00%
Total Distributions (Tax Basis)	100.00%

(A)	is based on a percentage of the Series’ total distributions.

The Series intends to pass through foreign tax credits in the maximum amount of $1,341,026. The gross foreign source income earned during the fiscal year 2022 by the Series was $18,969,634.

26

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting on Held August 9-11, 2022

At a meeting held on August 9-11, 2022 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Delaware VIP Emerging Markets Series (the “Fund”) Investment Management Agreement with Delaware Management Company (“DMC”); and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong Limited (“MFMHKL” and together with MIMGL, the “Affiliated Sub-Advisers”).

Prior to the Meeting, including at a Board meeting held in May 2022, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the applicable Investment Committee, with each Investment Committee assisting the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Investment Management Agreement and the Sub-Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2022. In considering and approving the Investment Management Agreement and the Sub-Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Fund’s Investment Management Agreement and the Sub-Advisory Agreements, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).

The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Investment Management Agreement and the Sub-Advisory Agreements for a one-year term. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.

Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Fund by DMC under its Investment Management Agreement and the experience of the officers and employees of DMC who provide these services, including the Fund’s portfolio manager. The Board’s review included consideration of DMC’s investment process and oversight and research and analysis capabilities, and its ability to attract and retain qualified investment professionals. The Board considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, valuation, and compliance risks. The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates. The Board also considered non-advisory services that DMC and its affiliates provide to the Delaware Funds, including third party oversight, transfer agent, internal audit, valuation, portfolio trading, and legal and compliance. The Board took into account the benefits to shareholders of investing in a Fund that is part of a family of funds managed by an affiliate of Macquarie Group Ltd. (“Macquarie”), the parent company of DMC, and the resources available to DMC as part of Macquarie’s global asset management business.

The Board received and considered various information with respect to the services provided by the Affiliated Sub-Advisers under the Sub-Advisory Agreements and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board considered the division of responsibilities between DMC and the Affiliated Sub-Advisers and the oversight provided by DMC. The Board considered the expertise of the Affiliated Sub-Advisers with respect to certain asset classes and/or investment styles. The Affiliated Sub-Advisers are part of Macquarie’s global investment platform that has offices and personnel that are located around the world. As a result, the Board noted that DMC had stated that the Affiliated Sub-Advisers can provide research, investment and trading analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades, as applicable. The Board took into account that the Sub-Advisory Agreements may benefit the Fund and its shareholders by permitting DMC to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.

27

Other Series information (Unaudited)

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting on Held August 9-11, 2022 (continued)

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund by DMC and the Affiliated Sub-Advisers.

Investment performance. The Board received and considered information with respect to the investment performance of the Fund, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting. The Broadridge reports prepared for the Fund showed its investment performance in comparison to a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used by Broadridge to select the funds in the Performance Universe. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year or since inception periods, as applicable, ended December 31, 2021.

The Performance Universe for the Fund consisted of the Fund and all emerging markets funds underlying variable insurance products, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 10-year periods was in the second quartile and for the 5-year period was in the first quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-year period and outperformed for the 3-, 5-, and 10-year periods. The Board noted that the Fund was generally performing in line with its Performance Universe and benchmark during the periods under review.

Comparative expenses. The Board received and considered expense data for the Fund. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also considered on the comparative analysis of contractual management fees and actual total expense ratios of the Fund versus contractual management fees and actual total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds were similar in size to the Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with the Fund’s expense universe, which is comprised of the Fund, its Expense Group and all other similar funds underlying variable insurance products with similar 12b-1 and non-12b-1 structures, excluding outliers (the “Expense Universe”). The Fund’s total expenses were also compared with those of its Expense Universe.

The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.

The Board noted that DMC, and not the Fund, pays the sub-advisory fees to the Affiliated Sub-Advisers and, accordingly, that the retention of the Affiliated Sub-Advisers does not increase the fees and expenses incurred by the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreement and to the Affiliated Sub-Advisers under the Sub-Advisory Agreements was reasonable.

Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the Delaware Funds complex, including the current breakpoints. The Board noted that, as of March 31, 2022, the Fund’s net assets exceeded its first breakpoint level and that breakpoints result in

28

a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints schedule are exceeded. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.

Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to the Fund and the Delaware Funds as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the Delaware Funds; the benefits from allocation of fund brokerage to improve trading efficiencies; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the Delaware Funds. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Fund.

Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Fund and the ongoing commitment of DMC and its affiliates to the Fund, the Board did not find that any ancillary benefits received by DMC and its affiliates were unreasonable.

Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, approved the continuation of DMC’s Investment Management Agreement and of the Affiliated Sub-Advisers’ Sub-Advisory Agreements for an additional one-year period.

29

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee

Shawn K. Lytle[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	126	Macquarie Asset Management[3] (2015–Present) -Global Head of Macquarie Asset Management Public Investments (2019–Present) -Head of Americas of Macquarie Group (2017–Present)	None

Independent Trustees

Jerome D. Abernathy 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	126	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) -Managing Member (1993–Present)	None

Ann D. Borowiec 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1958	Trustee	Since March 2015	126	J.P. Morgan Chase & Co. (1987–2013) -Chief Executive Officer, Private Wealth Management (2011–2013)	Banco Santander International (2016–2019) Santander Bank, N.A. (2016–2019)

Joseph W. Chow 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1953	Trustee	Since January 2013	126	Private Investor (2011–Present)	None

H. Jeffrey Dobbs 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1955	Trustee	Since April 2019[4]	126	KPMG LLP (2002–2015) -Global Sector Chairman, Industrial Manufacturing (2010–2015)	TechAccel LLC (2015–Present) PatientsVoices, Inc. (2018–Present) Valparaiso University Board (2012–Present) Ivy Funds Complex (2019–2021)

30

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

John A. Fry 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1960	Trustee	Since January 2001	126	Drexel University -President (2010–Present)	Federal Reserve
Bank of Philadelphia
(2020–Present)
FS Credit Real Estate
Income Trust, Inc.
(2018–Present)
vTv Therapeutics Inc.
(2017–Present)
Community Health
Systems
(2004–Present)
Drexel Morgan & Co.
(2015–2019)

Joseph Harroz, Jr. 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1967	Trustee	Since November 1998[4]	126	University of Oklahoma
-President
(2020–Present)
-Interim President
(2019–2020)
-Vice President and
Dean, College of Law
(2010–2019)
Brookhaven
Investments LLC
(commercial enterprises)
-Managing Member
(2019–Present)
St. Clair, LLC
(commercial enterprises)
-Managing Member
				(2019–Present)	OU Medicine, Inc. (2020–Present) Big 12 Athletic Conference (2019–Present) Valliance Bank (2007–Present) Ivy Funds Complex (1998–2021)

Sandra A.J. Lawrence 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1957	Trustee	Since April 2019[4]	126	Children’s Mercy Hospitals and Clinics (2005–2019) -Chief Administrative Officer (2016–2019)	Brixmor Property
Group Inc.
(2021–Present)
Sera Prognostics Inc.
(biotechnology)
(2021–Present)
Recology
(resource recovery)
(2021–Present)
Evergy, Inc., Kansas City
Power & Light Company,
KCP&L Greater Missouri
Operations Company,
Westar Energy, Inc. and
Kansas Gas and Electric
Company (related utility
companies)
(2018–Present)
National Association of
Corporate Directors
(2017–Present)
Ivy Funds Complex
(2019–2021)
American Shared Hospital
Services (medical device)
(2017–2021)
Westar Energy (utility)
(2004–2018)

31

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Frances A. Sevilla-Sacasa 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	Since September 2011	126	Banco Itaú International -Chief Executive Officer (2012–2016)	Florida Chapter of
National Association of
Corporate Directors
(2021–Present)
Callon Petroleum
Company
(2019–Present)
Camden Property Trust
(2011–Present)
New Senior Investment
Group Inc. (2021)
Carrizo Oil & Gas, Inc.
					(2018–2019)

Thomas K. Whitford 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Chair and Trustee	Trustee since January 2013 Chair since January 2023	126	PNC Financial Services Group (1983–2013) -Vice Chairman (2009–2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022) HSBC Finance Corporation (2013–2018)

Christianna Wood 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	126	Gore Creek Capital, Ltd. -Chief Executive Officer and President (2009–Present)	The Merger Fund
(2013–2021),
The Merger Fund VL
(2013–2021),
WCM Alternatives:
Event-Driven Fund
(2013–2021),
and WCM
Alternatives:
Credit Event Fund
(2017–2021)
Grange Insurance
(2013–Present)
H&R Block Corporation
					(2008–Present)

Janet L. Yeomans 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1948	Trustee	Since April 1999	126	3M Company (1995–2012) -Vice President and Treasurer (2006–2012)	Okabena Company (2009–2017)

Officers

David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	126	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	None[5]

Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	126	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	None[5]

32

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Richard Salus 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	126	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	None

[1]	“Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.
[2]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Series’ investment advisor.
[3]	Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Series’ investment advisor, principal underwriter, and transfer agent.
[4]	Includes time served on the Board of Ivy Funds prior to the date when Ivy Funds joined the Delaware Funds complex.
[5]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust, and he is Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

33

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Form N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(2700499)

AR-VIPEM-0223

Delaware VIP® Trust Delaware VIP Small Cap Value Series December 31, 2022

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is a full-service asset manager offering a diverse range of products across public and private markets including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and asset finance. The Public Investments business is a part of MAM and includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2022, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® Small Cap Value Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2023 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

December 31, 2022 (Unaudited)

The investment objective of the Series is to seek capital appreciation.

For the fiscal year ended December 31, 2022, Delaware VIP Small Cap Value Series (the “Series”) Standard Class shares declined 12.09% and Service Class shares declined 12.35%. This figure reflects all dividends reinvested. The Series’ benchmark, the Russell 2000® Value Index, declined 14.48% for the same period. Past performance does not guarantee future results. For complete, annualized performance of Delaware VIP Small Cap Value Series, please see the table on page 3. Please see page 4 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Market review

During the fiscal year, small-cap value stocks held up more robustly than small-cap growth, mid-cap, and large-cap stocks. Throughout the period, investors showed a strong preference for higher-quality companies. The Russell 2000 Value Index declined 14.48% while the Russell 2000 Growth Index declined 26.36%. The large-cap Russell 1000® Index declined 19.13% while the Russell Midcap® Index declined 17.32%.

Within the benchmark, the Russell 2000 Value Index, two of the 11 sectors advanced and nine declined. The energy and utilities sectors were the only sectors to generate a positive return for the year. Stocks in the consumer discretionary, healthcare, and transportation sectors of the benchmark declined the most. During the year, higher-quality companies in the benchmark provided downside protection relative to lower-quality companies. Companies that had higher return on equity (ROE) declined less on average than companies with lower ROEs. Additionally, companies in the benchmark with lower price-to-earnings (P/E) ratios declined less on average than companies with higher P/E ratios.

Early in the period, the US Federal Reserve recognized the need to remove monetary accommodation. In March, the Federal Open Market Committee (FOMC) began raising the federal funds rate and continued to do so at each subsequent meeting. By December, the target rate ranged from 4.25% to 4.50%, up from a range of zero to 0.25% in January. In addition, on June 1, 2022, the FOMC began reducing its holdings of Treasury securities, agency debt, and agency mortgage-backed securities (MBS) to reduce the size of the Fed’s balance sheet.

The labor market remained tight during the year, while inflation readings increased at the fastest pace in more than 40 years. The unemployment rate declined from 3.9% in December 2021 to 3.5% in December 2022. For the 12 months ended December 31, 2022, the US Consumer Price Index (CPI) increased 6.5% after peaking at a 9.1% annual rate in June. On an unadjusted basis, the US Producer Price Index (PPI) for final demand prices hit record levels in March, up 11.7% from the previous year. For the year, the PPI increased 6.2%, following a 10.0% increase in calendar year 2021.

Within the Series

Within the Series, stock selection and sector positioning contributed to relative outperformance during the year. Stock selection in the consumer discretionary and industrials sectors contributed as the Series’ holdings declined less than those in the benchmark. Stock selection and a relative underweight allocation in the healthcare sector also contributed. On the other hand, stock selection in the energy, consumer staples, and basic industry sectors detracted from the Series’ relative performance.

Flex Ltd. is an electronics manufacturing services company that designs and develops original design manufacturing (ODM) products for the aerospace, auto, cloud, data communication, defense, digital health, energy, housing, and industrial-lighting industries. Shares of Flex outperformed during the year, driven by strength from most end markets, particularly auto, cloud, data communications, and industrial. When Flex reported its most-recent quarterly financial results, in October 2022, management noted that supply constraints had begun to ease. Flex increased sales expectations for its fiscal year and management is increasing the company’s emphasis on business segments with higher margins.

Patterson-UTI Energy Inc. is one of the largest US land drillers. During the year, Patterson-UTI outperformed as the demand for the company’s rigs from oil and gas producers remained strong. The company has favorable day rates and a strong backlog. Management believes that activity will remain strong into 2023 and expects to make 15 new rigs active throughout the year. Patterson-UTI has strong free cash flow, which it used to double its dividend. Additionally, the company plans to supplement its quarterly dividend with share repurchases. We maintained the Series’ position in Patterson based on favorable financials.

FNB Corp. is a diversified financial services company operating in seven states and the District of Columbia. During the year, the company outperformed its peers while maintaining a discounted valuation. FNB’s loans and deposits increased during the year, helping to drive earnings

1

Portfolio management review

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

growth. FNB’s credit quality was better than most peers during the global financial crisis as it operates in certain slower-growth geographies. We maintained the Series’ position in FNB as its asset quality remained favorable and its shares continued to trade at a discounted valuation relative to its peers.

Western Alliance Bancorp is a regional bank with branches in Arizona, California, and Nevada. The company also operates several national commercial-lending businesses and a national residential mortgage business. Western Alliance’s balance sheet growth has been higher than peers, raising investors’ concern about the company’s credit underwriting during a recession. As a result, shares of Western Alliance underperformed during the year. Although we think the shares are trading at an attractive valuation, we trimmed the Series’ position in Western Alliance during the year.

Wolverine World Wide Inc. is a designer, manufacturer, and marketer of a broad line of footwear, including Keds, Merrell, Saucony, and Sperry Top-Sider brands. Shares of Wolverine detracted during the year as the company’s revenues and earnings were revised lower. Management cited ongoing supply chain disruptions and a heightened promotional retail environment as the reasons why Wolverine’s leverage, inventory, and costs increased. Due to the deterioration of the company’s fundamentals, we exited the Series’ position in Wolverine before the end of the year.

In the consumer staples sector, shares of consumer and home products company Spectrum Brands Holdings Inc. underperformed during the year. On September 8, 2021, Spectrum Brands announced that it had signed an agreement to sell its hardware and home improvement (HHI) business to Assa Abloy AB for $4.3 billion in cash. We believed the transaction would be instrumental in transforming Spectrum Brands into a less-cyclical company with a vastly improved balance sheet. In the third quarter of 2022, however, the US Department of Justice announced that it would sue to block the transaction. Given the greatly enhanced odds that the deal does not close, we chose to exit the Series’ position in Spectrum Brands before the end of the year.

Relative to the benchmark, the Series ended the year overweight the industrials, basic industry, technology, and energy sectors and underweight the healthcare, REIT, consumer discretionary, utilities, and financial services sectors. Sector weightings were similar to the benchmark in the consumer staples and transportation sectors at year end.

Our team’s disciplined philosophy remains unchanged. We continue to focus on bottom-up stock selection and specifically on identifying companies that we believe trade at attractive valuations, generate strong free cash flow, and have the ability to implement shareholder-friendly policies through share buybacks, dividend increases, and debt reduction.

2

Performance summary (Unaudited)

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2022
	1 year	3 year	5 year	10 year
Standard Class shares (commenced operations on December 27, 1993)	-12.09%	+5.05%	+4.35%	+9.21%
Service Class shares (commenced operations on May 1, 2000)	-12.35%	+4.74%	+4.04%	+8.92%
Russell 2000 Value Index	-14.48%	+4.70%	+4.13%	+8.48%

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratios for Standard Class shares and Service Class shares of the Series were 0.75% and 1.05%, respectively, while total operating expenses for Standard Class and Service Class shares were 0.75% and 1.05%, respectively. The management fee for Standard Class and Service Class shares was 0.70%, and the annual distribution and service (12b-1) fee for Service Class shares was 0.30% of average daily net assets. The expense ratios may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during some or all of the periods shown in the “Series and benchmark performance” table above and in the “Performance of a $10,000 investment” graph on the next page. Performance would have been lower had expense limitations not been in effect.

Performance data do not include any fees or sales charges imposed by variable insurance contracts. This fund doesn’t have any deferred sales charges. Performance shown here would have been reduced if such fees were included. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

3

Performance summary (Unaudited)

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Performance of a $10,000 investment

For the period December 31, 2012 through December 31, 2022

	Starting value	Ending value
Delaware VIP Small Cap Value Series — Standard Class shares	$10,000	$24,143
Russell 2000 Value Index	$10,000	$22,559

The graph shows a $10,000 investment in Delaware VIP Small Cap Value Series Standard Class shares for the period from December 31, 2012 through December 31, 2022.

The graph also shows $10,000 invested in the Russell 2000 Value Index for the period from December 31, 2012 through December 31, 2022.

The Russell 2000 Value Index measures the performance of the small-cap value segment of the US equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 1000 Index, mentioned on page 1, measures the performance of the large-cap segment of the US equity universe.

The Russell 2000 Growth Index, mentioned on page 1, measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap Index, mentioned on page 1, measures the performance of the mid-cap segment of the US equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index.

The Producer Price Index (PPI), mentioned on page 1, measures the average change over time in the selling price of goods and services sold by domestic producers for their output. The prices included in the PPI are from the first commercial transaction for many products and some services.

The US Consumer Price Index (CPI), mentioned on page 1, is a measure of inflation that is calculated by the US Department of Labor, representing changes in prices of all goods and services purchased for consumption by urban households.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance does not guarantee future results.

4

Disclosure of Series expenses

For the six-month period from July 1, 2022 to December 31, 2022 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2022 to December 31, 2022.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual Series return†
Standard Class	$1,000.00	$1,058.00	0.80%	$4.15
Service Class	1,000.00	1,056.20	1.10%	5.70
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.17	0.80%	$4.08
Service Class	1,000.00	1,019.66	1.10%	5.60

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of any Underlying Funds.

5

Security type / sector allocations and top 10 equity holdings

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

As of December 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stocks	97.15%
Basic Industry	7.89%
Consumer Discretionary	10.95%
Consumer Staples	2.86%
Energy	6.89%
Financial Services*	27.73%
Healthcare	3.79%
Industrials	13.81%
Real Estate Investment Trusts	7.32%
Technology	9.79%
Transportation	2.17%
Utilities	3.95%
Short-Term Investments	2.99%
Total Value of Securities	100.14%
Liabilities Net of Receivables and Other Assets	(0.14)%
Total Net Assets	100.00%

*	To monitor compliance with the Series’ concentration guidelines as described in the Series’ Prospectus and Statement of Additional Information, the Financial Services sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Financial Services sector consisted of Banks, Diversified Financial Services, and Insurance. As of December 31, 2022, such amounts, as a percentage of total net assets were 18.93%, 2.44%, and 6.36%, respectively. The percentage in any such single industry will comply with the Series’ concentration policy even if the percentage in the Financial Services sector for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Hancock Whitney	2.30%
MasTec	2.28%
Webster Financial	2.22%
East West Bancorp	2.07%
FNB	2.06%
WESCO International	2.00%
Stifel Financial	1.86%
Atkore	1.70%
Magnolia Oil & Gas Class A	1.67%
Berry Global Group	1.65%

6

Schedule of investments

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

December 31, 2022

	Number of shares	Value (US $)
Common Stocks — 97.15% t
Basic Industry — 7.89%
Arconic †	449,600	$9,513,536
Ashland	101,700	10,935,801
Avient	243,900	8,234,064
Berry Global Group	384,900	23,259,507
HB Fuller	210,600	15,083,172
Huntsman	523,000	14,372,040
Louisiana-Pacific	329,350	19,497,520
Summit Materials Class A †	354,894	10,075,441
		110,971,081
Consumer Discretionary — 10.95%
Acushnet Holdings	238,600	10,130,956
Adient †	390,200	13,536,038
Barnes Group	334,600	13,668,410
Choice Hotels International	84,900	9,563,136
Columbia Sportswear	146,400	12,821,712
Cracker Barrel Old Country Store	89,800	8,507,652
Group 1 Automotive	75,300	13,581,861
KB Home	318,700	10,150,595
Meritage Homes †	144,900	13,359,780
Nexstar Media Group	58,400	10,221,752
Steven Madden	328,550	10,500,458
Texas Roadhouse	130,800	11,896,260
UniFirst	83,600	16,133,964
		154,072,574
Consumer Staples — 2.86%
Flowers Foods	357,500	10,274,550
J & J Snack Foods	105,700	15,824,347
Performance Food Group †	241,737	14,115,023
		40,213,920
Energy — 6.89%
CNX Resources †	1,085,150	18,273,926
Delek US Holdings	246,500	6,655,500
Magnolia Oil & Gas Class A	1,003,900	23,541,455
Matador Resources	230,720	13,206,413
Murphy Oil	382,100	16,434,121
Patterson-UTI Energy	1,114,300	18,764,812
		96,876,227
Financial Services — 27.73%
American Equity Investment Life Holding	406,600	18,549,092
Assurant	111,700	13,969,202
Axis Capital Holdings	145,260	7,868,734
Bank of NT Butterfield & Son	272,500	8,123,225
Bread Financial Holdings	216,600	8,157,156
East West Bancorp	441,936	29,123,582
Essent Group	293,100	11,395,728
First Financial Bancorp	625,900	15,165,557
First Interstate BancSystem Class A	346,664	13,398,564
FNB	2,215,900	28,917,495
Hancock Whitney	668,600	32,353,554
Hanover Insurance Group	100,300	13,553,539
Hope Bancorp	881,360	11,290,222
Kemper	20,119	989,855
Metropolitan Bank Holding †	131,731	7,728,658
Sandy Spring Bancorp	216,200	7,616,726
Selective Insurance Group	156,790	13,893,162
Stewart Information Services	215,600	9,212,588
Stifel Financial	448,150	26,158,515
Synovus Financial	495,500	18,606,025
Umpqua Holdings	1,261,600	22,519,560
Valley National Bancorp	1,855,700	20,987,967
Webster Financial	658,984	31,196,302
Western Alliance Bancorp	323,400	19,261,704
		390,036,712
Healthcare — 3.79%
Avanos Medical †	283,700	7,676,922
Integer Holdings †	170,300	11,658,738
Integra LifeSciences Holdings †	289,900	16,254,693
NuVasive †	188,000	7,753,120
Service Corp. International	144,700	10,004,558
		53,348,031
Industrials — 13.81%
Altra Industrial Motion	383,270	22,900,383
Atkore †	211,300	23,965,646
CACI International Class A †	49,400	14,849,146
H&E Equipment Services	263,700	11,971,980
ITT	261,280	21,189,808
KBR	286,593	15,132,110
MasTec †	375,656	32,054,726
Regal Rexnord	100,252	12,028,235
WESCO International †	224,300	28,082,360
Zurn Elkay Water Solutions	571,800	12,093,570
		194,267,964
Real Estate Investment Trusts — 7.32%
Independence Realty Trust	711,190	11,990,663
Kite Realty Group Trust	571,618	12,032,559
Life Storage	120,150	11,834,775
LXP Industrial Trust	1,180,200	11,825,604
National Health Investors	194,850	10,175,067
Outfront Media	736,400	12,209,512
RPT Realty	647,500	6,500,900
Spirit Realty Capital	329,350	13,150,946
Summit Hotel Properties	835,000	6,028,700

7

Schedule of investments

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

	Number of shares	Value (US $)
Common Stocks t (continued)
Real Estate Investment Trusts (continued)
Tricon Residential	938,535	$7,236,105
		102,984,831
Technology — 9.79%
Cirrus Logic †	178,900	13,324,472
Concentrix	77,900	10,373,164
Diodes †	172,400	13,126,536
Flex †	983,557	21,107,133
Leonardo DRS †	231,700	2,961,126
NCR †	264,921	6,201,801
NetScout Systems †	349,463	11,361,042
Power Integrations	195,500	14,021,260
TD SYNNEX	126,900	12,018,699
Tower Semiconductor †	40,300	1,740,960
TTM Technologies †	975,212	14,706,197
Viavi Solutions †	832,500	8,749,575
Vishay Intertechnology	371,200	8,006,784
		137,698,749
Transportation — 2.17%
Kirby †	149,300	9,607,455
Saia †	27,050	5,671,844
Werner Enterprises	378,600	15,242,436
		30,521,735
Utilities — 3.95%
ALLETE	224,100	14,456,691
Black Hills	264,670	18,616,888
OGE Energy	307,900	12,177,445
Southwest Gas Holdings	165,400	10,234,952
		55,485,976
Total Common Stocks (cost $958,150,987)		1,366,477,800

Short-Term Investments — 2.99%
Money Market Mutual Funds — 2.99%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.03%)	10,499,980	$10,499,980
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.06%)	10,499,980	10,499,980
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.23%)	10,499,980	10,499,980
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.11%)	10,499,981	10,499,981
Total Short-Term Investments (cost $41,999,921)		41,999,921
Total Value of Securities — 100.14% (cost $1,000,150,908)		$1,408,477,721

[t]	Narrow industries are utilized for compliance purposes for concentration whereas broad sectors are used for financial reporting.
†	Non-income producing security.

See accompanying notes, which are an integral part of the financial statements.

8

Statement of assets and liabilities

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

December 31, 2022

Assets:
Investments, at value*	$1,408,477,721
Cash	371,556
Dividends and interest receivable	1,639,834
Receivable for securities sold	1,634,099
Receivable for series shares sold	238,015
Foreign tax reclaims receivable	7,183
Prepaid expenses	214
Other assets	10,999
Total Assets	1,412,379,621
Liabilities:
Payable for securities purchased	2,957,323
Payable for series shares redeemed	1,110,949
Other accrued expenses	867,527
Investment management fees payable to affiliates	855,286
Administration expenses payable to affiliates	38,918
Distribution fees payable to affiliates	4,100
Total Liabilities	5,834,103
Total Net Assets	$1,406,545,518

Net Assets Consist of:
Paid-in capital	$929,221,794
Total distributable earnings (loss)	477,323,724
Total Net Assets	$1,406,545,518

Net Asset Value
Standard Class:
Net assets	$511,973,906
Shares of beneficial interest outstanding, unlimited authorization, no par	13,814,811
Net asset value per share	$37.06
Service Class:
Net assets	$894,571,612
Shares of beneficial interest outstanding, unlimited authorization, no par	24,296,583
Net asset value per share	$36.82

* Investments, at cost	$1,000,150,908

See accompanying notes, which are an integral part of the financial statements.

9

Statement of operations

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Year ended December 31, 2022

Investment Income:
Dividends	$24,982,263
Foreign tax withheld	(10,775)
24,971,488

Expenses:
Management fees	10,273,795
Distribution expenses — Service Class	2,875,874
Dividend disbursing and transfer agent fees and expenses	430,193
Reports and statements to shareholders expenses	252,330
Accounting and administration expenses	229,369
Legal fees	118,899
Trustees’ fees and expenses	88,961
Custodian fees	48,089
Audit and tax fees	30,053
Registration fees	12
Other	29,498
14,377,073
Less expenses paid indirectly	(5)
Total operating expenses	14,377,068
Net Investment Income (Loss)	10,594,420

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	59,439,084
Net change in unrealized appreciation (depreciation) on investments	(268,769,425)
Net Realized and Unrealized Gain (Loss)	(209,330,341)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(198,735,921)

See accompanying notes, which are an integral part of the financial statements.

10

Statements of changes in net assets

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

	Year ended
	12/31/22	12/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$10,594,420	$8,581,667
Net realized gain (loss)	59,439,084	108,182,310
Net change in unrealized appreciation (depreciation)	(268,769,425)	313,331,545
Net increase (decrease) in net assets resulting from operations	(198,735,921)	430,095,522

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(35,691,430)	(4,302,653)
Service Class	(71,917,836)	(6,284,187)
	(107,609,266)	(10,586,840)
Capital Share Transactions:
Proceeds from shares sold:
Standard Class	125,569,762	92,896,158
Service Class	105,814,731	116,866,106

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	35,691,430	4,302,653
Service Class	71,917,836	6,284,187
	338,993,759	220,349,104
Cost of shares redeemed:
Standard Class	(71,175,072)	(137,335,057)
Service Class	(171,408,504)	(190,326,537)
	(242,583,576)	(327,661,594)
Increase (decrease) in net assets derived from capital share transactions	96,410,183	(107,312,490)
Net Increase (Decrease) in Net Assets	(209,935,004)	312,196,192

Net Assets:
Beginning of year	1,616,480,522	1,304,284,330
End of year	$1,406,545,518	$1,616,480,522

See accompanying notes, which are an integral part of the financial statements.

11

Financial highlights

Delaware VIP® Small Cap Value Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$45.54	$34.16	$38.30	$32.76	$42.73

Income (loss) from investment operations:
Net investment income[1]	0.36	0.32	0.35	0.44	0.41
Net realized and unrealized gain (loss)	(5.69)	11.41	(2.28)	8.48	(7.03)
Total from investment operations	(5.33)	11.73	(1.93)	8.92	(6.62)

Less dividends and distributions from:
Net investment income	(0.34)	(0.35)	(0.41)	(0.40)	(0.35)
Net realized gain	(2.81)	—	(1.80)	(2.98)	(3.00)
Total dividends and distributions	(3.15)	(0.35)	(2.21)	(3.38)	(3.35)

Net asset value, end of period	$37.06	$45.54	$34.16	$38.30	$32.76

Total return[2]	(12.09)%	34.42%	(1.90)%	28.14%	(16.72)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$511,974	$522,319	$424,213	$435,375	$357,318
Ratio of expenses to average net assets[3]	0.78%	0.75%	0.78%	0.77%	0.77%
Ratio of net investment income to average net assets	0.92%	0.77%	1.20%	1.22%	1.03%
Portfolio turnover	23%	13%	24%	17%	18%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[3]	Expense ratios do not include expenses of any investment companies in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

12

Financial highlights

Delaware VIP® Small Cap Value Series Service Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$45.26	$33.98	$38.06	$32.58	$42.52

Income (loss) from investment operations:
Net investment income[1]	0.24	0.19	0.26	0.33	0.29
Net realized and unrealized gain (loss)	(5.66)	11.35	(2.22)	8.42	(6.98)
Total from investment operations	(5.42)	11.54	(1.96)	8.75	(6.69)

Less dividends and distributions from:
Net investment income	(0.21)	(0.26)	(0.32)	(0.29)	(0.25)
Net realized gain	(2.81)	—	(1.80)	(2.98)	(3.00)
Total dividends and distributions	(3.02)	(0.26)	(2.12)	(3.27)	(3.25)

Net asset value, end of period	$36.82	$45.26	$33.98	$38.06	$32.58

Total return[2]	(12.35)%	34.02%	(2.18)%	27.72%	(16.95)%[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$894,572	$1,094,161	$880,071	$879,365	$700,824
Ratio of expenses to average net assets[4]	1.08%	1.05%	1.08%	1.07%	1.05%
Ratio of expenses to average net assets prior to fees waived[4]	1.08%	1.05%	1.08%	1.07%	1.07%
Ratio of net investment income to average net assets	0.62%	0.47%	0.90%	0.92%	0.74%
Ratio of net investment income to average net assets prior to fees waived	0.62%	0.47%	0.90%	0.92%	0.72%
Portfolio turnover	23%	13%	24%	17%	18%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

13

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

December 31, 2022

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 12 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Small Cap Value Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Open-end investment companies, other than ETFs, are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Series’ valuation designee, Delaware Management Company (DMC). Subject to the oversight of the Series’ Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities for which market quotations are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities and private placements are valued at fair value.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2022, and for all open tax years (years ended December 31, 2019–December 31, 2021), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2022, the Series did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Income and capital gain distributions from any Underlying Funds in which the Series invests are recorded on the ex-dividend date. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification

14

upon notice of the character of such distributions by the issuer, which are estimated. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.”

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute Series equity security trades on its behalf. DMC may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2022, the Series paid $57,722 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2022, the Series paid $110,752 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. The fees are calculated daily and paid monthly. Standard Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Series. For the year ended December 31, 2022, the Series paid $62,273 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of any Underlying Funds including ETFs in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

(continues)	15

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

3. Investments

For the year ended December 31, 2022, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$330,581,541
Sales	354,249,692

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation), which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of investments	$1,000,905,910
Aggregate unrealized appreciation of investments	$452,960,650
Aggregate unrealized depreciation of investments	(45,388,839)
Net unrealized appreciation of investments	$407,571,811

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 −	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 −	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 −	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

16

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2022:

Level 1
Securities
Assets:
Common Stocks	$1,366,477,800
Short-Term Investments	41,999,921
Total Value of Securities	$1,408,477,721

During the year ended December 31, 2022, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Series’ net assets. During the year ended December 31, 2022, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:

	Year ended
	12/31/22	12/31/21
Ordinary income	$11,674,994	$10,586,840
Long-term capital gains	95,934,272	—
Total	$107,609,266	$10,586,840

5. Components of Net Assets on a Tax Basis

As of December 31, 2022, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$929,221,794
Undistributed ordinary income	10,564,613
Undistributed long-term capital gains	59,187,300
Unrealized appreciation of investments	407,571,811
Net assets	$1,406,545,518

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2022, the Series had no reclassifications.

(continues)	17

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/22	12/31/21
Shares sold:
Standard Class	3,234,348	2,234,907
Service Class	2,683,554	2,806,280

Shares issued upon reinvestment of dividends and distributions:
Standard Class	908,641	103,206
Service Class	1,839,332	151,353
	8,665,875	5,295,746
Shares redeemed:
Standard Class	(1,796,864)	(3,287,190)
Service Class	(4,401,550)	(4,682,884)
	(6,198,414)	(7,970,074)
Net increase (decrease)	2,467,461	(2,674,328)

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $355,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 31, 2022.

On October 31, 2022, the Series, along with the other Participants, entered into an amendment to the Agreement for a $355,000,000 revolving line of credit to be used as described above. It operates in substantially the same manner as the original Agreement. Under the amendment to the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the Agreement expires on October 30, 2023.

The Series had no amounts outstanding as of December 31, 2022, or at any time during the year then ended.

8. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such

18

security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by the Series is generally invested in an individual separate account. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended December 31, 2022, the Series had no securities out on loan.

9. Credit and Market Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Series invests will cause the NAV of the Series to fluctuate.

The Series invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

The Series invests in REITs and is subject to the risks associated with that industry. If the Series holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2022. The Series’ REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

(continues)	19

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

9. Credit and Market Risk (continued)

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of December 31, 2022, there were no Rule 144A securities held by the Series.

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2022, that would require recognition or disclosure in the Series’ financial statements.

20

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Small Cap Value Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Small Cap Value Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 23, 2023

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

21

Other Series information (Unaudited)

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2022, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions Tax Basis	89.15%
(B) Ordinary Income Distributions (Tax Basis)	10.85%
Total Distributions (Tax Basis)	100.00%
(C) Qualified Dividends[1]	100.00%

(A)	and (B) are based on a percentage of the Series’ total distributions.
(C)	is based on the Series’ long-term capital gain distributions.
[1]	Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

22

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 9-11, 2022

At a meeting held on August 9-11, 2022 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Delaware VIP Small Cap Value Series (the “Fund”) Investment Management Agreement with Delaware Management Company (“DMC”); and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong Limited (“MFMHKL” and together with MIMGL, the “Affiliated Sub-Advisers”).

Prior to the Meeting, including at a Board meeting held in May 2022, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the applicable Investment Committee, with each Investment Committee assisting the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Investment Management Agreement and the Sub-Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2022. In considering and approving the Investment Management Agreement and the Sub-Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Fund’s Investment Management Agreement and the Sub-Advisory Agreements, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).

The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Investment Management Agreement and the Sub-Advisory Agreements for a one-year term. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.

Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Fund by DMC under its Investment Management Agreement and the experience of the officers and employees of DMC who provide these services, including the Fund’s portfolio managers. The Board’s review included consideration of DMC’s investment process and oversight and research and analysis capabilities, and its ability to attract and retain qualified investment professionals. The Board considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, valuation, and compliance risks. The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates. The Board also considered non-advisory services that DMC and its affiliates provide to the Delaware Funds, including third party oversight, transfer agent, internal audit, valuation, portfolio trading, and legal and compliance. The Board took into account the benefits to shareholders of investing in a Fund that is part of a family of funds managed by an affiliate of Macquarie Group Ltd. (“Macquarie”), the parent company of DMC, and the resources available to DMC as part of Macquarie’s global asset management business.

The Board received and considered various information with respect to the services provided by the Affiliated Sub-Advisers under the Sub-Advisory Agreements and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board considered the division of responsibilities between DMC and the Affiliated Sub-Advisers and the oversight provided by DMC. The Board also considered the expertise of the Affiliated Sub-Advisers with respect to certain asset classes and/or investment styles. The Affiliated Sub-Advisers are part of Macquarie’s global investment platform that has offices and personnel that are located around the world. As a result, the Board noted that DMC had stated that the Affiliated Sub-Advisers can provide research, investment and trading analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades, as applicable. The Board took into account that the Sub-Advisory Agreements may benefit the Fund and its shareholders by permitting DMC to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.

23

Other Series information (Unaudited)

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 9-11, 2022 (continued)

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund by DMC and the Affiliated Sub-Advisers.

Investment performance. The Board received and considered information with respect to the investment performance of the Fund, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting. The Broadridge reports prepared for the Fund showed its investment performance in comparison to a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used by Broadridge to select the funds in the Performance Universe. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year and since inception periods, as applicable, ended December 31, 2021.

The Performance Universe for the Fund consisted of the Fund and all small-cap value funds underlying variable insurance products, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the first quartile, for the 3- and 10-year periods was in the second quartile and for the 5-year period was in the third quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 10-year periods was above the median and for the 5-year period was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-, 3-, and 5-year periods and underperformed its benchmark index for the 10-year period. The Board noted that the Fund was generally performing in line with its Performance Universe and benchmark during the periods under review.

Comparative expenses. The Board received and considered expense data for the Fund. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also considered on the comparative analysis of contractual management fees and actual total expense ratios of the Fund versus contractual management fees and actual total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds were similar in size to the Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with the Fund’s expense universe, which is comprised of the Fund, its Expense Group and all other similar funds underlying variable insurance products with similar 12b-1 and non-12b-1 structures, excluding outliers (the “Expense Universe”). The Fund’s total expenses were also compared with those of its Expense Universe.

The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.

The Board noted that DMC, and not the Fund, pays the sub-advisory fees to the Affiliated Sub-Advisers and, accordingly, that the retention of the Affiliated Sub-Advisers does not increase the fees and expenses incurred by the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreement and to the Affiliated Sub-Advisers under the Sub-Advisory Agreements was reasonable.

Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the Delaware Funds complex, including the current breakpoints. The Board noted that, as of March 31, 2022, the Fund’s net assets exceeded its second breakpoint level and that breakpoints

24

result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints schedule are exceeded. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.

Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to the Fund and the Delaware Funds as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the Delaware Funds; the benefits from allocation of fund brokerage to improve trading efficiencies; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the Delaware Funds. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Fund.

Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Fund and the ongoing commitment of DMC and its affiliates to the Fund, the Board did not find that any ancillary benefits received by DMC and its affiliates were unreasonable.

Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, approved the continuation of DMC’s Investment Management Agreement and of the Affiliated Sub-Advisers’ Sub-Advisory Agreements for an additional one-year period.

25

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee

Shawn K. Lytle[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	126	Macquarie Asset Management[3] (2015–Present) -Global Head of Macquarie Asset Management Public Investments (2019–Present) -Head of Americas of Macquarie Group (2017–Present)	None

Independent Trustees

Jerome D. Abernathy 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	126	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) -Managing Member (1993–Present)	None

Ann D. Borowiec 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1958	Trustee	Since March 2015	126	J.P. Morgan Chase & Co. (1987–2013) -Chief Executive Officer, Private Wealth Management (2011–2013)	Banco Santander International (2016–2019) Santander Bank, N.A. (2016–2019)

Joseph W. Chow 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1953	Trustee	Since January 2013	126	Private Investor (2011–Present)	None

H. Jeffrey Dobbs 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1955	Trustee	Since April 2019[4]	126	KPMG LLP (2002–2015) -Global Sector Chairman, Industrial Manufacturing (2010–2015)	TechAccel LLC (2015–Present) PatientsVoices, Inc. (2018–Present) Valparaiso University Board (2012–Present) Ivy Funds Complex (2019–2021)

26

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

John A. Fry 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1960	Trustee	Since January 2001	126	Drexel University -President (2010–Present)	Federal Reserve
Bank of Philadelphia
(2020–Present)
FS Credit Real Estate
Income Trust, Inc.
(2018–Present)
vTv Therapeutics Inc.
(2017–Present)
Community Health
Systems
(2004–Present)
Drexel Morgan & Co.
(2015–2019)

Joseph Harroz, Jr. 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1967	Trustee	Since November 1998[4]	126	University of Oklahoma
-President
(2020–Present)
-Interim President
(2019–2020)
-Vice President and
Dean, College of Law
(2010–2019)
Brookhaven
Investments LLC
(commercial enterprises)
-Managing Member
(2019–Present)
St. Clair, LLC
(commercial enterprises)
-Managing Member
				(2019–Present)	OU Medicine, Inc. (2020–Present) Big 12 Athletic Conference (2019–Present) Valliance Bank (2007–Present) Ivy Funds Complex (1998–2021)

Sandra A.J. Lawrence 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1957	Trustee	Since April 2019[4]	126	Children’s Mercy Hospitals and Clinics (2005–2019) -Chief Administrative Officer (2016–2019)	Brixmor Property
Group Inc.
(2021–Present)
Sera Prognostics Inc.
(biotechnology)
(2021–Present)
Recology
(resource recovery)
(2021–Present)
Evergy, Inc., Kansas City
Power & Light Company,
KCP&L Greater Missouri
Operations Company,
Westar Energy, Inc. and
Kansas Gas and Electric
Company (related utility
companies)
(2018–Present)
National Association of
Corporate Directors
(2017–Present)
Ivy Funds Complex
(2019–2021)
American Shared Hospital
Services (medical device)
(2017–2021)
Westar Energy (utility)
(2004–2018)

27

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Frances A. Sevilla-Sacasa 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	Since September 2011	126	Banco Itaú International -Chief Executive Officer (2012–2016)	Florida Chapter of
National Association of
Corporate Directors
(2021–Present)
Callon Petroleum
Company
(2019–Present)
Camden Property Trust
(2011–Present)
New Senior Investment
Group Inc. (2021)
Carrizo Oil & Gas, Inc.
					(2018–2019)

Thomas K. Whitford 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Chair and Trustee	Trustee since January 2013 Chair since January 2023	126	PNC Financial Services Group (1983–2013) -Vice Chairman (2009–2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022) HSBC Finance Corporation (2013–2018)

Christianna Wood 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	126	Gore Creek Capital, Ltd. -Chief Executive Officer and President (2009–Present)	The Merger Fund
(2013–2021),
The Merger Fund VL
(2013–2021),
WCM Alternatives:
Event-Driven Fund
(2013–2021),
and WCM
Alternatives:
Credit Event Fund
(2017–2021)
Grange Insurance
(2013–Present)
H&R Block Corporation
					(2008–Present)

Janet L. Yeomans 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1948	Trustee	Since April 1999	126	3M Company (1995–2012) -Vice President and Treasurer (2006–2012)	Okabena Company (2009–2017)

Officers

David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	126	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	None[5]

Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	126	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	None[5]

28

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Richard Salus 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	126	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	None

[1]	“Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.
[2]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Series’ investment advisor.
[3]	Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Series’ investment advisor, principal underwriter, and transfer agent.
[4]	Includes time served on the Board of Ivy Funds prior to the date when Ivy Funds joined the Delaware Funds complex.
[5]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust, and he is Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

29

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Form N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(2700499)

AR-VIPSCV-0223

Delaware VIP® Trust Delaware VIP Equity Income Series December 31, 2022

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is a full-service asset manager offering a diverse range of products across public and private markets including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and asset finance. The Public Investments business is a part of MAM and includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2022, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® Equity Income Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2023 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review

Delaware VIP® Trust — Delaware VIP Equity Income Series

December 31, 2022 (Unaudited)

The investment objective of the Series is to seek total return.

For the fiscal year ended December 31, 2022, Delaware VIP Equity Income Series (the “Series”) Standard Class shares gained 3.48% with all distributions reinvested. The Series outperformed its benchmark, the Russell 1000® Value Index, which fell 7.54% for the same period. Past performance does not guarantee future results. For complete, annualized performance of Delaware VIP Equity Income Series, please see the table on page 3. Please see page 4 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Market review

Foreshadowing what was to be a difficult 2022 for equity markets, central banks and the US Federal Reserve in particular conceded what most investors had suspected: inflation was likely to be higher and more persistent than previously acknowledged. As 2022 began, investors had a range of challenges to confront including inflation, liquidity crunches, the likelihood of higher interest rates, geopolitical tensions, and Russia’s invasion of Ukraine in late February. Even so, the markets staged several rallies during the year as investors hoped that the worst was behind them.

The strongest of those rallies took place in October and November. On the heels of three consecutive quarterly losses, US stocks rallied in the fourth quarter. Investors embraced stocks, driven in part by better-than-expected corporate earnings, moderating inflation data, and hope that the Fed might soon slow the pace of interest rate increases. In addition, a consensus view that the Fed would engineer a “soft landing” for the economy and that any recession in 2023 would be mild appeared to take root. In December, however, as it became clear that the Fed was not finished raising rates, equities gave back much of what had been gained earlier in the quarter. For the fiscal year, stocks were broadly lower. The S&P 500® Index was down 18.1% in 2022. By comparison, the technology-heavy NASDAQ Composite Index fell 33.1%. (Source: FactSet Research Systems.)

The Fed implemented seven interest rate hikes during the year, lifting the federal funds rate to a range from 4.25% to 4.50%, its highest level since December 2007. The most-recent move, a 0.50-percentage-point increase in mid-December, was a step down from the previous four hikes of 0.75 percentage points each. In his press conference following the November rate announcement, Fed Chair Jerome Powell said the pace of interest rate increases could slow down in the coming months. Nonetheless, in its post-meeting statement for December, the Fed said it “anticipates that ongoing increases in the target range will be appropriate in order to attain a stance of monetary policy that is sufficiently restrictive to return inflation to 2% over time.”

As the end of the year approached, inflation readings continued to moderate incrementally. According to the most-recent data from the Bureau of Economic Analysis, the Personal Consumption Expenditures Price Index (PCE) rose 5.5% in November from a year earlier, down from a high of 7.0% in June. The Core Personal Consumption Expenditures Price Index (Core PCE), the Fed’s preferred inflation gauge, which excludes food and energy prices, increased 4.7% in November year over year, down from highs of 5.4% in both February and March. The price of West Texas Intermediate (WTI) crude oil ended the year at $81 a barrel, up 7% for the period but down from highs of more than $120 in both March and June. Employment growth slowed for much of the year. The unemployment rate ended the year at 3.5%. (Sources: FactSet, US Bureau of Labor Statistics.)

Within the Series

On a sector basis, healthcare, industrials, and energy were the main contributors to the Series’ performance. Positive stock selection was the main driver of strong performance within the healthcare sector. In particular, holdings in Merck & Co. Inc., Cigna Corp., and Gilead Sciences Inc. contributed to the Series’ performance.

US-based, global healthcare company Merck surprised the stock market positively several times during the fiscal year. The company reported successful trials treating pulmonary hypertension, a type of high blood pressure that affects the arteries in the lungs and the right side of the heart.

In the energy sector, both stock selection and asset allocation drove performance. Overweight positions in ConocoPhillips and Exxon Mobil Corp. added to performance. Exxon Mobil had a remarkable year, with strong oil and natural gas prices, enabling it to deliver some of the strongest results in its history. The company increased its dividend for the 40th year in a row. Exxon Mobil also continued its share-repurchase program and paid down debt, which was well received by the market.

1

Portfolio management review

Delaware VIP® Trust — Delaware VIP Equity Income Series

The utilities and materials sectors were the leading detractors from performance. The Series’ lack of an allocation to utilities weighed on performance as the sector delivered a positive return for the fiscal year. Likewise, limited exposure to the materials sector detracted from relative performance over the 12-month period.

As of the close of the fiscal year, the Series held 59 companies diversified across sectors. Cash was 0.2% of the Series’ total portfolio and no derivative instruments were held. From a sector positioning point of view, the Series was overweight healthcare, energy, and information technology and was underweight industrials, real estate, materials, and utilities. From a factor perspective, at the end of the period the Series had a quality and value tilt. Due to the Series’ objective, there was also a large exposure to income.

2

Performance summary (Unaudited)

Delaware VIP® Trust — Delaware VIP Equity Income Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2022
	1 year	3 year	5 year	10 year
Standard Class shares (commenced operations on November 15, 1993)	+3.48%	+8.02%	+7.21%	+9.99%
Russell 1000 Value Index	-7.54%	+5.96%	+6.67%	+10.29%

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Standard Class shares of the Series was 0.74%, while total operating expenses for Standard Class shares were 0.75%. The management fee for Standard Class shares was 0.65%. The expense ratios may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

The Series adopted the performance of the First Investors Life Series Equity Income Fund (Predecessor Series) as the result of a reorganization of the Predecessor Series into the Series, which was consummated after the close of business on October 4, 2019 (Reorganization). The Series had not yet commenced operations prior to the Reorganization. The returns shown for periods ending on or prior to October 4, 2019 reflect the performance and expenses of the Predecessor Series. The returns shown for periods after October 4, 2019 reflect the performance and expenses of the Series.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for Standard Class shares during some or all of the periods shown in the “Series and benchmark performance” table above and in the “Performance of a $10,000 investment” graph on the next page. Performance would have been lower had expense limitations not been in effect.

Performance data do not include any fees or sales charges imposed by variable insurance contracts. This fund doesn’t have any deferred sales charges. Performance shown here would have been reduced if such fees were included. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

3

Performance summary (Unaudited)

Delaware VIP® Trust — Delaware VIP Equity Income Series

Performance of a $10,000 investment

For the period December 31, 2012 through December 31, 2022

	Starting value	Ending value
Russell 1000 Value Index	$10,000	$26,632
Delaware VIP Equity Income Series — Standard Class shares	$10,000	$25,921

The graph shows a $10,000 investment in Delaware VIP Equity Income Series Standard Class shares for the period from December 31, 2012 through December 31, 2022.

The graph also shows $10,000 invested in the Russell 1000 Value Index for the period from December 31, 2012 through December 31, 2022.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index, mentioned on page 1, measures the performance of 500 mostly large-cap stocks weighted by market value and is often used to represent performance of the US stock market.

The NASDAQ Composite Index, mentioned on page 1, is a broad-based, market capitalization weighted index that measures all NASDAQ US- and international-based common type stocks listed on The NASDAQ Stock Market and includes more than 2,500 securities.

The Personal Consumption Expenditures Price Index (PCE), mentioned on page 1, is a measure of inflation that is calculated by the Bureau of Economic Analysis, representing changes in consumer spending on goods and services. It accounts for about two-thirds of domestic final spending. The “core” PCE excludes food and energy prices.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

4

Disclosure of Series expenses

For the six-month period from July 1, 2022 to December 31, 2022 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2022 to December 31, 2022.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual Series return†
Standard Class	$1,000.00	$1,103.10	0.75%	$3.98
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.42	0.75%	$3.82

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of any Underlying Funds.

5

Security type / sector allocations and top 10 equity holdings

Delaware VIP® Trust — Delaware VIP Equity Income Series

As of December 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stocks	99.34%
Communication Services	8.28%
Consumer Discretionary	10.68%
Consumer Staples	5.52%
Energy	12.59%
Financials	19.39%
Healthcare	24.55%
Industrials	5.35%
Information Technology	12.98%
Short-Term Investments	0.13%
Total Value of Securities	99.47%
Receivables and Other Assets Net of Liabilities	0.53%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Exxon Mobil	6.50%
Merck & Co.	4.62%
Bristol-Myers Squibb	4.00%
Gilead Sciences	3.82%
Cigna	3.68%
TJX	3.67%
Cisco Systems	3.62%
ConocoPhillips	3.48%
Philip Morris International	3.47%
Johnson & Johnson	3.32%

6

Schedule of investments

Delaware VIP® Trust — Delaware VIP Equity Income Series

December 31, 2022

	Number of shares	Value (US $)
Common Stocks — 99.34%
Communication Services — 8.28%
AT&T	110,608	$2,036,293
Comcast Class A	73,229	2,560,818
Meta Platforms Class A †	12,741	1,533,252
Verizon Communications	73,199	2,884,041
		9,014,404
Consumer Discretionary — 10.68%
APA	47,796	2,231,117
Chipotle Mexican Grill †	354	491,171
Ford Motor	29,669	345,051
H&R Block	25,677	937,467
Lowe’s	6,034	1,202,214
Macy’s	83,744	1,729,314
Tapestry	18,158	691,457
TJX	50,160	3,992,736
		11,620,527
Consumer Staples — 5.52%
Altria Group	36,724	1,678,654
Archer-Daniels-Midland	5,985	555,707
Philip Morris International	37,303	3,775,437
		6,009,798
Energy — 12.59%
ConocoPhillips	32,072	3,784,496
Exxon Mobil	64,159	7,076,738
Ovintiv	33,988	1,723,531
PDC Energy	17,559	1,114,645
		13,699,410
Financials — 19.39%
Allstate	2,298	311,609
American Financial Group	6,797	933,092
American International Group	37,482	2,370,362
Blackstone	22,921	1,700,509
Discover Financial Services	5,198	508,520
Evercore Class A	7,551	823,663
Fidelity National Financial	41,405	1,557,656
First American Financial	20,341	1,064,648
MetLife	43,908	3,177,622
Old Republic International	75,530	1,824,049
OneMain Holdings	30,609	1,019,586
Synchrony Financial	63,746	2,094,694
Truist Financial	54,856	2,360,454
Unum Group	33,241	1,363,878
		21,110,342
Healthcare — 24.55%
AmerisourceBergen	3,846	637,321
Bristol-Myers Squibb	60,476	4,351,248
Cardinal Health	4,115	316,320
Cigna	12,074	4,000,599
CVS Health	26,354	2,455,929
Gilead Sciences	48,462	4,160,463
Johnson & Johnson	20,463	3,614,789
McKesson	1,170	438,890
Merck & Co.	45,294	5,025,369
Pfizer	15,016	769,420
Viatris	85,399	950,491
		26,720,839
Industrials — 5.35%
Emerson Electric	15,480	1,487,009
Honeywell International	9,972	2,137,000
Raytheon Technologies	21,786	2,198,643
		5,822,652
Information Technology — 12.98%
Broadcom	5,919	3,309,490
Cisco Systems	82,819	3,945,497
Cognizant Technology Solutions Class A	28,992	1,658,053
HP	51,764	1,390,899
KLA	704	265,429
Mastercard Class A	934	324,780
Motorola Solutions	11,581	2,984,540
Western Union	17,911	246,634
		14,125,322
Total Common Stocks (cost $91,389,168)		108,123,294

Short-Term Investments — 0.13%
Money Market Mutual Funds — 0.13%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.03%)	34,802	34,802
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.06%)	34,802	34,802
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.23%)	34,802	34,802
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.11%)	34,802	34,802
Total Short-Term Investments (cost $139,208)		139,208
Total Value of Securities — 99.47% (cost $91,528,376)		$108,262,502

7

Schedule of investments

Delaware VIP® Trust — Delaware VIP Equity Income Series

†	Non-income producing security.

See accompanying notes, which are an integral part of the financial statements.

8

Statement of assets and liabilities

Delaware VIP® Trust — Delaware VIP Equity Income Series

December 31, 2022

Assets:
Investments, at value*	$108,262,502
Receivable for securities sold	487,864
Dividends receivable	189,222
Receivable for series shares sold	21
Other assets	829
Total Assets	108,940,438
Liabilities:
Due to custodian	4,108
Other accrued expenses	50,218
Payable for series shares redeemed	22,147
Investment management fees payable to affiliates	21,361
Administration expenses payable to affiliates	8,705
Total Liabilities	106,539
Total Net Assets	$108,833,899

Net Assets Consist of:
Paid-in capital	$84,113,715
Total distributable earnings (loss)	24,720,184
Total Net Assets	$108,833,899

Net Asset Value
Standard Class:
Net assets	$108,833,899
Shares of beneficial interest outstanding, unlimited authorization, no par	6,275,176
Net asset value per share	$17.34

* Investments, at cost	$91,528,376

See accompanying notes, which are an integral part of the financial statements.

9

Statement of operations

Delaware VIP® Trust — Delaware VIP Equity Income Series

Year ended December 31, 2022

Investment Income:
Dividends	$3,698,911

Expenses:
Management fees	724,995
Accounting and administration expenses	56,281
Legal fees	38,713
Audit and tax fees	30,339
Reports and statements to shareholders expenses	11,884
Dividend disbursing and transfer agent fees and expenses	10,822
Custodian fees	9,362
Trustees’ fees and expenses	5,473
Registration fees	10
Other	3,761
891,640
Less expenses waived	(58,681)
Total operating expenses	832,959
Net Investment Income (Loss)	2,865,952

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	5,177,735
Net change in unrealized appreciation (depreciation) on investments	(4,461,924)
Net Realized and Unrealized Gain (Loss)	715,811
Net Increase (Decrease) in Net Assets Resulting from Operations	$3,581,763

See accompanying notes, which are an integral part of the financial statements.

10

Statements of changes in net assets

Delaware VIP® Trust — Delaware VIP Equity Income Series

	Year ended
	12/31/22	12/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$2,865,952	$2,591,060
Net realized gain (loss)	5,177,735	13,404,615
Net change in unrealized appreciation (depreciation)	(4,461,924)	7,905,654
Net increase (decrease) in net assets resulting from operations	3,581,763	23,901,329

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(15,625,074)	(2,135,847)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	754,484	1,131,148

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	15,625,074	2,135,847
	16,379,558	3,266,995
Cost of shares redeemed:
Standard Class	(17,447,393)	(16,204,690)
Decrease in net assets derived from capital share transactions	(1,067,835)	(12,937,695)
Net Increase (Decrease) in Net Assets	(13,111,146)	8,827,787

Net Assets:
Beginning of year	121,945,045	113,117,258
End of year	$108,833,899	$121,945,045

See accompanying notes, which are an integral part of the financial statements.

11

Financial highlights

Delaware VIP® Equity Income Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19[1]	12/31/18
Net asset value, beginning of period	$19.35	$16.12	$22.37	$20.61	$23.64

Income (loss) from investment operations:
Net investment income[2]	0.45	0.39	0.32	0.41	0.66
Net realized and unrealized gain (loss)	0.16	3.16	(1.67)	3.94	(2.57)
Total from investment operations	0.61	3.55	(1.35)	4.35	(1.91)

Less dividends and distributions from:
Net investment income	(0.43)	(0.32)	(0.48)	(0.68)	(0.43)
Net realized gain	(2.19)	—	(4.42)	(1.91)	(0.69)
Total dividends and distributions	(2.62)	(0.32)	(4.90)	(2.59)	(1.12)

Net asset value, end of period	$17.34	$19.35	$16.12	$22.37	$20.61

Total return[3]	3.48%[4]	22.20%	(0.33)%[4]	22.71%	(8.42)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$108,834	$121,945	$113,117	$128,260	$113,885
Ratio of expenses to average net assets[5]	0.75%	0.75%	0.80%	0.82%	0.81%
Ratio of expenses to average net assets prior to fees waived[5]	0.80%	0.75%	0.82%	0.82%	0.81%
Ratio of net investment income to average net assets	2.57%	2.16%	2.04%	1.96%	2.92%
Ratio of net investment income to average net assets prior to fees waived	2.52%	2.16%	2.02%	1.96%	2.92%
Portfolio turnover	21%	49%	30%	118%[6]	50%

[1]	On October 4, 2019, the First Investors Life Series Equity Income Fund shares were reorganized into Standard Class shares of the Series. The Standard Class shares financial highlights for the period prior to October 4, 2019, reflect the performance of the First Investors Life Series Equity Income Fund shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[4]	Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Series invests.
[6]	The Series’ portfolio turnover rate increased substantially during the year ended December 31, 2019 due to a change in the Series’ portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

12

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Equity Income Series

December 31, 2022

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 12 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Equity Income Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee. The shares of the Series are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Open-end investment companies, other than ETFs, are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Series’ valuation designee, Delaware Management Company (DMC). Subject to the oversight of the Series’ Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities for which market quotations are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities and private placements are valued at fair value.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2022, and for all open tax years (years ended December 31, 2019–December 31, 2021), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2022, the Series did not incur any interest or tax penalties.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Income and capital gain distributions from any Underlying Funds in which the Series invests are recorded on the ex-dividend date. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations”

(continues)	13

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Equity Income Series

1. Significant Accounting Policies (continued)

under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2022, the Series earned less than $1 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual series operating expenses from exceeding 0.74% of the Series’ average daily net assets from April 29, 2022 through December 31, 2022.* From January 1, 2022 through April 28, 2022, DMC contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses in order to prevent total annual series operating expenses from exceeding 0.76% of the Series’ average daily net assets. These waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

Macquarie Investment Management Global Limited (MIMGL), an affiliate of DMC, serves as the Series’ sub-advisor and manages the Series’ assets. In addition, Macquarie Funds Management Hong Kong Limited (MFMHKL, and together with MIMGL, the “Affiliated Sub-Advisors”), an affiliate of the Manager, may execute security trades for the Series. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. MIMGL is the sub-adviser with primary responsibility for management. MFMHKL may execute trades. For these services, DMC, not the Series, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2022, the Series paid $8,645 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2022, the Series paid $8,418 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Series. For the year ended December 31, 2022, the Series paid $35,103 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and Delaware Distributors, L.P. are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

14

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of any Underlying Funds including ETFs in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

*	The aggregate contractual waiver period covering this report is from April 30, 2021 through April 29, 2023.

3. Investments

For the year ended December 31, 2022, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$22,827,600
Sales	36,860,358

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation), which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of investments	$91,699,778
Aggregate unrealized appreciation of investments	$22,774,073
Aggregate unrealized depreciation of investments	(6,211,349)
Net unrealized appreciation of investments	$16,562,724

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 −	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 −	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 −	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are

(continues)	15

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Equity Income Series

3. Investments (continued)

comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2022:

Level 1
Securities
Assets:
Common Stocks	$108,123,294
Short-Term Investments	139,208
Total Value of Securities	$108,262,502

During the year ended December 31, 2022, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Series’ net assets. During the year ended December 31, 2022, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:

	Year ended
	12/31/22	12/31/21
Ordinary income	$5,826,465	$2,135,847
Long-term capital gains	9,798,609	—
Total	$15,625,074	$2,135,847

5. Components of Net Assets on a Tax Basis

As of December 31, 2022, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$84,113,715
Undistributed ordinary income	2,863,480
Undistributed long-term capital gains	5,293,980
Unrealized appreciation of investments	16,562,724
Net assets	$108,833,899

16

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2022, the Series had no reclassifications.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/22	12/31/21
Shares sold:
Standard Class	41,603	64,240

Shares issued upon reinvestment of dividends and distributions:
Standard Class	922,922	122,118
	964,525	186,358
Shares redeemed:
Standard Class	(992,010)	(902,171)

Net decrease	(27,485)	(715,813)

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $355,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 31, 2022.

On October 31, 2022, the Series, along with the other Participants, entered into an amendment to the Agreement for a $355,000,000 revolving line of credit to be used as described above. It operates in substantially the same manner as the original Agreement. Under the amendment to the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the Agreement expires on October 30, 2023.

The Series had no amounts outstanding as of December 31, 2022, or at any time during the year then ended.

8. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such

(continues)	17

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Equity Income Series

8. Securities Lending (continued)

security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by the Series is generally invested in an individual separate account. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended December 31, 2022, the Series had no securities out on loan.

9. Credit and Market Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Series invests will cause the NAV of the Series to fluctuate.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of December 31, 2022, there were no Rule 144A securities held by the Series.

18

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. Subsequent Events

On November 10, 2022, the Board approved the reorganization (Reorganization) of the Series into Delaware VIP Growth and Income Series, a series of Delaware VIP Trust, on or about April 21, 2023. In connection with the Reorganization, effective as of the close of business one day before the Reorganization, the Series will close to new investors and existing shareholders.

Management has determined that no other material events or transactions occurred subsequent to December 31, 2022, that would require recognition or disclosure in the Series’ financial statements.

(continues)	19

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Equity Income Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Equity Income Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the four years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Series as of and for the year ended December 31, 2018 and the financial highlights for the year ended December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and transfer agents. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 23, 2023

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

20

Other Series information (Unaudited)

Delaware VIP® Trust — Delaware VIP Equity Income Series

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2022, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	62.71%
(B) Ordinary Income Distributions (Tax Basis)	37.29%
Total Distributions (Tax Basis)	100.00%
(C) Qualified Dividends[1]	62.88%

(A)	and (B) are based on a percentage of the Series’ total distributions.
(C)	is based on the Series’ ordinary income distributions.
[1]	Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 9-11, 2022

At a meeting held on August 9-11, 2022 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Delaware VIP Equity Income Series (the “Fund”) Investment Management Agreement with Delaware Management Company (“DMC”); and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong Limited (“MFMHKL” and together with MIMGL, the “Affiliated Sub-Advisers”).

Prior to the Meeting, including at a Board meeting held in May 2022, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the applicable Investment Committee, with each Investment Committee assisting the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Investment Management Agreement and the Sub-Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2022. In considering and approving the Investment Management Agreement and the Sub-Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Fund’s Investment Management Agreement and the Sub-Advisory Agreements, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).

The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Investment Management Agreement and the Sub-Advisory Agreements for a one-year term. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.

Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Fund by DMC under its Investment Management Agreement and the experience of the officers and employees of DMC who provide these services. The Board’s review included consideration of DMC’s investment process and oversight and research and analysis capabilities, and its ability to attract and retain qualified investment professionals. The Board considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, valuation, and compliance risks. The Board

21

Other Series information (Unaudited)

Delaware VIP® Trust — Delaware VIP Equity Income Series

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 9-11, 2022 (continued)

received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates. The Board also considered non-advisory services that DMC and its affiliates provide to the Delaware Funds, including third party oversight, transfer agent, internal audit, valuation, portfolio trading, and legal and compliance. The Board took into account the benefits to shareholders of investing in a Fund that is part of a family of funds managed by an affiliate of Macquarie Group Ltd. (“Macquarie”), the parent company of DMC, and the resources available to DMC as part of Macquarie’s global asset management business.

The Board received and considered various information with respect to the services provided by the Affiliated Sub-Advisers under the Sub-Advisory Agreements and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services, including the Fund’s portfolio managers. The Board considered the division of responsibilities between DMC and the Affiliated Sub-Advisers and the oversight provided by DMC. The Board considered the expertise of the Affiliated Sub-Advisers with respect to certain asset classes and/or investment styles. The Affiliated Sub-Advisers are part of Macquarie’s global investment platform that has offices and personnel that are located around the world. As a result, the Board noted that DMC had stated that the Affiliated Sub-Advisers can provide research, investment and trading analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades, as applicable. The Board took into account that the Sub-Advisory Agreements may benefit the Fund and its shareholders by permitting DMC to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund by DMC and the Affiliated Sub-Advisers.

Investment performance. The Board received and considered information with respect to the investment performance of the Fund, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting. The Broadridge reports prepared for the Fund showed its investment performance in comparison to a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used by Broadridge to select the funds in the Performance Universe. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year or since inception periods, as applicable, ended December 31, 2021.

The Performance Universe for the Fund consisted of the Fund and all large-cap value funds underlying variable insurance products, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was in the fourth quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was below the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods. The Board, however, noted that the investment performance of the current portfolio management team only began as of January 2021. The Board noted the explanations from DMC and MIMGL concerning the reasons for the Fund’s relative performance versus the Performance Universe and its benchmark for the various periods.

Comparative expenses. The Board received and considered expense data for the Fund. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also considered on the comparative analysis of contractual management fees and actual total expense ratios of the Fund versus contractual management fees and actual total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds were similar in size to the Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with the Fund’s expense universe, which is comprised of the Fund, its Expense Group and all other similar funds underlying variable insurance products with similar 12b-1/non-12b-1 structures, excluding outliers (the “Expense Universe”). The Fund’s total expenses were also compared with those of its Expense Universe.

The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average.

22

The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.

The Board noted that DMC, and not the Fund, pays the sub-advisory fees to the Affiliated Sub-Advisers and, accordingly, that the retention of the Affiliated Sub-Advisers does not increase the fees and expenses incurred by the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreement and to the Affiliated Sub-Advisers under the Sub-Advisory Agreements was reasonable.

Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the Delaware Funds complex, including the current breakpoints. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.

Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to the Fund and the Delaware Funds as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the Delaware Funds; the benefits from allocation of fund brokerage to improve trading efficiencies; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the Delaware Funds. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Fund.

Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Fund and the ongoing commitment of DMC and its affiliates to the Fund, the Board did not find that any ancillary benefits received by DMC and its affiliates were unreasonable.

Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, approved the continuation of DMC’s Investment Management Agreement and of the Affiliated Sub-Advisers’ Sub-Advisory Agreements for an additional one-year period.

23

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee

Shawn K. Lytle[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	126	Macquarie Asset Management[3] (2015–Present) -Global Head of Macquarie Asset Management Public Investments (2019–Present) -Head of Americas of Macquarie Group (2017–Present)	None

Independent Trustees

Jerome D. Abernathy 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	126	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) -Managing Member (1993–Present)	None

Ann D. Borowiec 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1958	Trustee	Since March 2015	126	J.P. Morgan Chase & Co. (1987–2013) -Chief Executive Officer, Private Wealth Management (2011–2013)	Banco Santander International (2016–2019) Santander Bank, N.A. (2016–2019)

Joseph W. Chow 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1953	Trustee	Since January 2013	126	Private Investor (2011–Present)	None

H. Jeffrey Dobbs 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1955	Trustee	Since April 2019[4]	126	KPMG LLP (2002–2015) -Global Sector Chairman, Industrial Manufacturing (2010–2015)	TechAccel LLC (2015–Present) PatientsVoices, Inc. (2018–Present) Valparaiso University Board (2012–Present) Ivy Funds Complex (2019–2021)

24

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

John A. Fry 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1960	Trustee	Since January 2001	126	Drexel University -President (2010–Present)	Federal Reserve
Bank of Philadelphia
(2020–Present)
FS Credit Real Estate
Income Trust, Inc.
(2018–Present)
vTv Therapeutics Inc.
(2017–Present)
Community Health
Systems
(2004–Present)
Drexel Morgan & Co.
(2015–2019)

Joseph Harroz, Jr. 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1967	Trustee	Since November 1998[4]	126	University of Oklahoma
-President
(2020–Present)
-Interim President
(2019–2020)
-Vice President and
Dean, College of Law
(2010–2019)
Brookhaven
Investments LLC
(commercial enterprises)
-Managing Member
(2019–Present)
St. Clair, LLC
(commercial enterprises)
-Managing Member
				(2019–Present)	OU Medicine, Inc. (2020–Present) Big 12 Athletic Conference (2019–Present) Valliance Bank (2007–Present) Ivy Funds Complex (1998–2021)

Sandra A.J. Lawrence 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1957	Trustee	Since April 2019[4]	126	Children’s Mercy Hospitals and Clinics (2005–2019) -Chief Administrative Officer (2016–2019)	Brixmor Property
Group Inc.
(2021–Present)
Sera Prognostics Inc.
(biotechnology)
(2021–Present)
Recology
(resource recovery)
(2021–Present)
Evergy, Inc., Kansas City
Power & Light Company,
KCP&L Greater Missouri
Operations Company,
Westar Energy, Inc. and
Kansas Gas and Electric
Company (related utility
companies)
(2018–Present)
National Association of
Corporate Directors
(2017–Present)
Ivy Funds Complex
(2019–2021)
American Shared Hospital
Services (medical device)
(2017–2021)
Westar Energy (utility)
(2004–2018)

25

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Frances A. Sevilla-Sacasa 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	Since September 2011	126	Banco Itaú International -Chief Executive Officer (2012–2016)	Florida Chapter of
National Association of
Corporate Directors
(2021–Present)
Callon Petroleum
Company
(2019–Present)
Camden Property Trust
(2011–Present)
New Senior Investment
Group Inc. (2021)
Carrizo Oil & Gas, Inc.
					(2018–2019)

Thomas K. Whitford 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Chair and Trustee	Trustee since January 2013 Chair since January 2023	126	PNC Financial Services Group (1983–2013) -Vice Chairman (2009–2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022) HSBC Finance Corporation (2013–2018)

Christianna Wood 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	126	Gore Creek Capital, Ltd. -Chief Executive Officer and President (2009–Present)	The Merger Fund
(2013–2021),
The Merger Fund VL
(2013–2021),
WCM Alternatives:
Event-Driven Fund
(2013–2021),
and WCM
Alternatives:
Credit Event Fund
(2017–2021)
Grange Insurance
(2013–Present)
H&R Block Corporation
					(2008–Present)

Janet L. Yeomans 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1948	Trustee	Since April 1999	126	3M Company (1995–2012) -Vice President and Treasurer (2006–2012)	Okabena Company (2009–2017)

Officers

David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	126	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	None[5]

Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	126	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	None[5]

26

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Richard Salus 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	126	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	None

[1]	“Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.
[2]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Series’ investment advisor.
[3]	Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Series’ investment advisor, principal underwriter, and transfer agent.
[4]	Includes time served on the Board of Ivy Funds prior to the date when Ivy Funds joined the Delaware Funds complex.
[5]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust, and he is Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

27

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Form N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(2700499)

AR-VIPEI-0223

Delaware VIP® Trust Delaware VIP Fund for Income Series December 31, 2022

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is a full-service asset manager offering a diverse range of products across public and private markets including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and asset finance. The Public Investments business is a part of MAM and includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2022, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® Fund for Income Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2023 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review

Delaware VIP® Trust — Delaware VIP Fund for Income Series

December 31, 2022 (Unaudited)

The investment objective of the Series is to seek high current income.

For the fiscal year ended December 31, 2022, the Delaware VIP Fund for Income Series (the “Series”) Standard Class shares declined 11.06%. During the same period, the Series’ benchmark, the ICE BofA US High Yield Constrained Index, declined 11.21%. Past performance does not guarantee future results. For complete, annualized performance of the Series, please see the table on page 3. Please see page 4 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Market review

High yield bond prices were buffeted by a trifecta of negative forces in 2022, with soaring inflation, rising interest rates, and recessionary fears combining to cause the sub-investment grade sector to post one of its weakest performances in recent memory.

As the fiscal year began, there was widespread concern that the US Federal Reserve had fallen significantly behind the inflationary curve and that a series of rate hikes – some of them unusually large – would be necessary to catch up. That view was subsequently confirmed when the Fed hiked rates seven times between March and December 2022 for a total increase of nearly 450 basis points, or 4.5 percentage points. (A basis point equals one hundredth of a percentage point.) Three of those increases were by 75 basis points each, helping to push the benchmark federal funds rate to its highest level in 15 years.

Not surprisingly, the steep rise in borrowing costs triggered fears of recession, with the odds of a so-called economic soft landing seeming to recede with each discouraging print of the Consumer Price Index (CPI) which measures changes in the prices paid by consumers for a basket of goods and services. At its peak in June, year-over-year headline inflation in the US exceeded 9%, the highest level since 1981. Gloomy sentiment regarding inflation and the economy was amplified in February by Russia’s invasion of Ukraine, which exerted further upward pressure on food and energy prices. Meanwhile, a lingering and not-yet-fully- understood shortage of workers in the late-COVID era – particularly among aging baby boomers – compounded the difficulty of the Fed’s inflation fight by keeping wages elevated.

The June inflation report nearly coincided with an initial bottom for high yield bond prices. This eventually stabilized during the late summer and early fall and then rallied through most of the fourth quarter on the back of falling energy costs, dragging the headline CPI lower as well. Meanwhile, still-healthy household and corporate balance sheets and a booming labor market appeared to lower the risk of a severe recession, allowing the Fed to continue its tightening campaign as 2022 drew to a close.

Among industry groups, energy was the leading performer – even though it still posted a negative total return – supported by an oil price that topped $100 a barrel before falling back. The metals and mining group also outperformed, particularly late in the year as the Chinese government’s abrupt abandonment of its zero-COVID policy unleashed a sharp rally in copper, the metal that China consumes in prodigious amounts. Conversely, weakness was especially pronounced in retail (consumers pulling back), automotive (rising interest rates), broadcasters (weak advertising market), and cable and telecommunications (duration sensitivity).

Overall, credit spreads widened from 311 basis points to 481 basis points over the fiscal year while the yield on the Series’ benchmark spiked from 4.33% to 8.98%.

Within the Series

We managed the Series’ portfolio during its fiscal year with the view that a recession was on the way, but that any downturn would likely be short and shallow. Accordingly, we choose not to make large-scale up-in-quality trades, in part because that train already had left the station, but also because we didn’t want to reposition the portfolio yet again by trading down in quality as a recession neared its conclusion, possibly only months later. Notably, market liquidity also began drying up early in 2022, making such maneuverings costly and inefficient. In other words, we wanted to have at least a benchmark-level amount of risk and yield already in the Series’ portfolio when the peak in spreads is reached, which typically happens early in a recession.

Over the second half of the Series’ fiscal year, we started to incrementally add small amounts of risk and income to the portfolio in names in which we continue to hold strong fundamental conviction and that appeared to offer what we view as compelling longer-term value. For example, we viewed the bonds of two major players in the cruise line industry – Royal Caribbean Cruises Ltd. and Carnival Corp. – as well-positioned to strongly outperform as the economy rebounded and COVID-related concerns receded further. In both instances, we recognized

Portfolio management review

Delaware VIP® Trust — Delaware VIP Fund for Income Series

that the bonds could lag the benchmark over the near term – which they did. However, we were willing to accept underperformance over the short term to own fixed-income securities that could have the potential to benefit disproportionately when a sustained rally in credit and risk assets got underway.

Among individual bonds, our holdings in Altice USA Inc., Gray Television Inc., AMC Entertainment Holdings Inc., Cox Media Group Inc., and Beasley Media Group detracted from relative performance. As noted earlier, the broadcast, media, and cable sectors generally underperformed due to their longer-duration, higher-beta (more volatile) characteristics. Except for Beasley Media, we continue to hold each of these bonds within the Series’ portfolio.

Meanwhile, the Series’ positions in select consumer cyclical names, notably the gaming companies Scientific Games International Inc., Boyd Gaming Corp., and Caesars Entertainment Inc., contributed to relative outperformance, as did our holdings in certain higher-quality, shorter-duration paper, including Goodyear Tire & Rubber Co., and Ford Motor Co. In many cases, relative performance was determined by where a bond was located within a given credit and duration tranche. Those subtle yet important distinctions reflected the uncertain outlook for interest rates and the economy and further underscored the importance of careful security selection.

In keeping with the Series’ traditional approach, we construct the portfolio on a bottom-up, bond-by-bond basis while seeking the highest total return per unit of risk. As such, we adhere closely to the Series’ benchmark in terms of credit quality, sector weighting, and duration sensitivity, but we also seek to add income to the portfolio when we perceive value in higher-yielding securities.

While there is little consensus regarding potential default rates within high yield bonds in 2023, we do anticipate that defaults will exceed the historical average of around 3%. Given the unusually murky outlook for monetary policy and economic growth, we think it likely that all asset markets will pass through bouts of heightened volatility as the various storylines play out. In that uncertain environment, we believe our disciplined, research-driven process is well suited to potentially delivering solid risk-adjusted returns to our valued shareholders.

Please know that we appreciate the confidence that you have shown in us, and we pledge to always keep your financial objectives foremost in our minds as we move forward.

Performance summary (Unaudited)

Delaware VIP® Trust — Delaware VIP Fund for Income Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2022
	1 year	3 year	5 year	10 year	Lifetime
Standard Class shares (commenced operations on November 9, 1987)	-11.06%	+0.23%	+2.04%	+3.34%	—
Service Class shares (commenced operations on April 1, 2022)	—	—	—	—	-7.18%
ICE BofA US High Yield Constrained Index	-11.21%	-0.26%	+2.10%	+3.94%	—

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratios for Standard Class shares and Service Class shares of the Series were 0.74% and 1.04%, respectively, while total operating expenses for Standard Class and Service Class shares were 0.80% and 1.10%, respectively. The management fee for Standard Class and Service Class shares was 0.65%, and the annual distribution and service (12b-1) fee for Service Class shares was 0.30% of average daily net assets. The expense ratios may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

The Series adopted the performance of the First Investors Life Series Fund for Income (Predecessor Series) as the result of a reorganization of the Predecessor Series into the Series, which was consummated after the close of business on October 4, 2019 (Reorganization). The Series had not yet commenced operations prior to the Reorganization. The returns shown for periods ending on or prior to October 4, 2019 reflect the performance and expenses of the Predecessor Series. The returns shown for periods after October 4, 2019 reflect the performance and expenses of the Series.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during some or all of the periods shown in the “Series and benchmark performance” table above and in the “Performance of a $10,000 investment” graph on the next page. Performance would have been lower had expense limitations not been in effect.

Performance data do not include any fees or sales charges imposed by variable insurance contracts. This fund doesn’t have any deferred sales charges. Performance shown here would have been reduced if such fees were included. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions,

Performance summary (Unaudited)

Delaware VIP® Trust — Delaware VIP Fund for Income Series

temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

The Series may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Liquidity risk is the possibility that investments cannot be readily sold within seven days at approximately the price at which a fund has valued them.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

Performance of a $10,000 investment

For the period December 31, 2012 through December 31, 2022

	Starting value	Ending value
ICE BofA US High Yield Constrained Index	$10,000	$14,715
Delaware VIP Fund for Income Series — Standard Class shares	$10,000	$13,885

The graph shows a $10,000 investment in Delaware VIP Fund for Income Series Standard Class shares for the period from December 31, 2012 through December 31, 2022.

The graph also shows $10,000 invested in the ICE BofA US High Yield Constrained Index for the period from December 31, 2012 through December 31, 2022.

The ICE BofA US High Yield Constrained Index tracks the performance of US dollar-denominated high yield corporate debt publicly issued in the US domestic market, but caps individual issuer exposure at 2% of the benchmark.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

Disclosure of Series expenses

For the six-month period from July 1, 2022 to December 31, 2022 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2022 to December 31, 2022.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual Series return†
Standard Class	$1,000.00	$1,031.10	0.74%	$3.79
Service Class	1,000.00	1,031.10	1.04%	5.32
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.48	0.74%	$3.77
Service Class	1,000.00	1,019.96	1.04%	5.30

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of any Underlying Funds.

Security type / sector allocations

Delaware VIP® Trust — Delaware VIP Fund for Income Series

As of December 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Convertible Bond	0.13%
Corporate Bonds	88.25%
Automotive	2.59%
Banking	1.04%
Basic Industry	6.37%
Capital Goods	3.73%
Communications	7.01%
Consumer Goods	1.64%
Energy	13.38%
Financial Services	4.12%
Healthcare	7.86%
Insurance	4.42%

Security type / sector	Percentage of net assets
Leisure	6.29%
Media	8.87%
Retail	4.46%
Services	6.34%
Technology & Electronics	4.49%
Transportation	2.96%
Utilities	2.68%
Loan Agreements	7.75%
Short-Term Investments	2.19%
Total Value of Securities	98.32%
Receivables and Other Assets Net of Liabilities	1.68%
Total Net Assets	100.00%

Schedule of investments

Delaware VIP® Trust — Delaware VIP Fund for Income Series

December 31, 2022

	Principal amount°	Value (US $)
Convertible Bond — 0.13%
Spirit Airlines 1.00% exercise price $49.07, maturity date 5/15/26	123,000	$99,630
Total Convertible Bond (cost $110,101)		99,630

Corporate Bonds — 88.25%
Automotive — 2.59%
Allison Transmission 144A 5.875% 6/1/29 #	410,000	385,759
Ford Motor 4.75% 1/15/43	265,000	190,813
Ford Motor Credit
3.375% 11/13/25	260,000	235,503
4.542% 8/1/26	270,000	249,244
5.584% 3/18/24	470,000	464,853
Goodyear Tire & Rubber 5.25% 7/15/31	470,000	385,043
		1,911,215
Banking — 1.04%
Barclays 6.125% 12/15/25 μ, ψ	465,000	424,894
Deutsche Bank 6.00% 10/30/25 μ, ψ	400,000	341,228
		766,122
Basic Industry — 6.37%
ATI
4.875% 10/1/29	105,000	92,925
5.125% 10/1/31	235,000	208,081
Cerdia Finanz 144A 10.50% 2/15/27 #	320,000	268,493
Chemours 144A 5.75% 11/15/28 #	485,000	436,306
Domtar 144A 6.75% 10/1/28 #	216,000	189,447
Eldorado Gold 144A 6.25% 9/1/29 #	460,000	403,021
First Quantum Minerals
144A 6.875% 10/15/27 #	440,000	413,725
144A 7.50% 4/1/25 #	520,000	507,208
FMG Resources August 2006
144A 5.875% 4/15/30 #	330,000	307,881
144A 6.125% 4/15/32 #	150,000	140,107
INEOS Quattro Finance 2 144A 3.375% 1/15/26 #	490,000	450,798
Novelis
144A 3.875% 8/15/31 #	95,000	77,685
144A 4.75% 1/30/30 #	975,000	866,599
Vibrantz Technologies 144A 9.00% 2/15/30 #	447,000	337,914
		4,700,190
Capital Goods — 3.73%
ARD Finance 144A PIK 6.50% 6/30/27 #, >	425,000	296,273
Ardagh Metal Packaging Finance USA 144A 3.25% 9/1/28 #	220,000	187,157
Bombardier 144A 6.00% 2/15/28 #	206,000	190,744
Clydesdale Acquisition Holdings 144A 6.625% 4/15/29 #	75,000	71,402
Granite US Holdings 144A 11.00% 10/1/27 #	225,000	237,422
Madison IAQ 144A 5.875% 6/30/29 #	455,000	312,712
Sealed Air 144A 5.00% 4/15/29 #	215,000	202,411
Terex 144A 5.00% 5/15/29 #	545,000	490,513
TK Elevator Holdco 144A 7.625% 7/15/28 #	215,000	175,900
TransDigm 4.625% 1/15/29	670,000	590,287
		2,754,821
Communications — 7.01%
Altice France 144A 5.50% 10/15/29 #	690,000	527,377
Altice France Holding 144A 6.00% 2/15/28 #	705,000	417,671
Connect Finco 144A 6.75% 10/1/26 #	590,000	548,003
Consolidated Communications
144A 5.00% 10/1/28 #	220,000	162,529
144A 6.50% 10/1/28 #	510,000	397,576
Digicel International Finance 144A 8.75% 5/25/24 #	410,000	353,248
Frontier Communications Holdings
144A 5.00% 5/1/28 #	75,000	65,551
144A 5.875% 10/15/27 #	615,000	572,424
144A 6.75% 5/1/29 #	255,000	211,301
144A 8.75% 5/15/30 #	110,000	112,056
Northwest Fiber 144A 4.75% 4/30/27 #	275,000	242,306
Sable International Finance 144A 5.75% 9/7/27 #	320,000	295,760
Sprint 7.625% 3/1/26	450,000	474,528
T-Mobile USA
3.375% 4/15/29	260,000	229,501
3.50% 4/15/31	199,000	172,279
Vmed O2 UK Financing I 144A 4.75% 7/15/31 #	485,000	394,938
		5,177,048
Consumer Goods — 1.64%
Clydesdale Acquisition Holdings 144A 8.75% 4/15/30 #	240,000	205,883
JBS USA LUX 144A 5.50% 1/15/30 #	625,000	596,166

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Consumer Goods (continued)
Pilgrim’s Pride 144A 4.25% 4/15/31 #	465,000	$396,180
Scotts Miracle-Gro 4.00% 4/1/31	15,000	11,481
		1,209,710
Energy — 13.38%
Ascent Resources Utica Holdings
144A 5.875% 6/30/29 #	495,000	442,000
144A 7.00% 11/1/26 #	230,000	223,461
Callon Petroleum
144A 7.50% 6/15/30 #	475,000	435,243
144A 8.00% 8/1/28 #	290,000	276,828
CNX Midstream Partners 144A 4.75% 4/15/30 #	240,000	197,272
CNX Resources 144A 6.00% 1/15/29 #	485,000	446,990
Crestwood Midstream Partners 144A 6.00% 2/1/29 #	522,000	479,695
EQM Midstream Partners 144A 4.75% 1/15/31 #	822,000	673,592
Genesis Energy
5.625% 6/15/24	100,000	96,706
7.75% 2/1/28	375,000	345,773
8.00% 1/15/27	775,000	733,010
Hilcorp Energy I
144A 6.00% 4/15/30 #	520,000	463,175
144A 6.00% 2/1/31 #	70,000	60,642
144A 6.25% 4/15/32 #	268,000	231,655
Murphy Oil 6.375% 7/15/28	820,000	790,463
NuStar Logistics
5.625% 4/28/27	185,000	173,304
6.00% 6/1/26	267,000	257,555
6.375% 10/1/30	530,000	491,013
Occidental Petroleum
4.20% 3/15/48	25,000	19,241
4.40% 4/15/46	100,000	78,280
4.40% 8/15/49	200,000	156,437
4.50% 7/15/44	105,000	84,116
6.45% 9/15/36	225,000	230,007
6.60% 3/15/46	185,000	190,780
6.625% 9/1/30	165,000	170,880
PDC Energy 5.75% 5/15/26	588,000	562,246
Southwestern Energy
5.375% 2/1/29	75,000	69,638
5.375% 3/15/30	750,000	685,458
USA Compression Partners
6.875% 4/1/26	65,000	62,458
6.875% 9/1/27	395,000	369,959
Weatherford International 144A 8.625% 4/30/30 #	395,000	380,027
		9,877,904
Financial Services — 4.12%
AerCap Holdings 5.875% 10/10/79 μ	600,000	547,146
Air Lease 4.65% 6/15/26 μ, ψ	450,000	377,199
Ally Financial 8.00% 11/1/31	330,000	341,572
Castlelake Aviation Finance DAC 144A 5.00% 4/15/27 #	710,000	618,721
Credit Suisse Group 144A 9.75% 6/23/27 #, μ, ψ	470,000	410,577
Hightower Holding 144A 6.75% 4/15/29 #	300,000	252,171
Medline Borrower 144A 3.875% 4/1/29 #	385,000	310,982
Midcap Financial Issuer Trust 144A 6.50% 5/1/28 #	210,000	180,908
		3,039,276
Healthcare — 7.86%
Avantor Funding 144A 3.875% 11/1/29 #	1,051,000	883,917
Bausch Health
144A 11.00% 9/30/28 #	186,000	145,981
144A 14.00% 10/15/30 #	37,000	22,150
Cheplapharm Arzneimittel 144A 5.50% 1/15/28 #	425,000	356,057
CHS 144A 4.75% 2/15/31 #	470,000	342,111
Consensus Cloud Solutions
144A 6.00% 10/15/26 #	170,000	159,716
144A 6.50% 10/15/28 #	255,000	234,872
DaVita 144A 4.625% 6/1/30 #	405,000	326,649
Encompass Health
4.625% 4/1/31	145,000	124,863
4.75% 2/1/30	360,000	316,709
Hadrian Merger Sub 144A 8.50% 5/1/26 #	504,000	446,143
HCA
3.50% 9/1/30	170,000	147,020
5.375% 2/1/25	155,000	154,938
5.875% 2/15/26	125,000	125,915
5.875% 2/1/29	255,000	254,739
ModivCare Escrow Issuer 144A 5.00% 10/1/29 #	470,000	396,962
Organon & Co. 144A 5.125% 4/30/31 #	665,000	576,978
Surgery Center Holdings 144A 10.00% 4/15/27 #	143,000	145,728
Tenet Healthcare
144A 4.375% 1/15/30 #	235,000	203,820
144A 6.125% 10/1/28 #	265,000	237,819
6.875% 11/15/31	223,000	201,250
		5,804,337

Schedule of investments

Delaware VIP® Trust — Delaware VIP Fund for Income Series

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Insurance — 4.42%
HUB International 144A 5.625% 12/1/29 #	655,000	$572,917
Jones Deslauriers Insurance Management 144A 10.50% 12/15/30 #	560,000	552,247
NFP
144A 6.875% 8/15/28 #	645,000	533,079
144A 7.50% 10/1/30 #	185,000	175,116
Roller Bearing Co. of America 144A 4.375% 10/15/29 #	735,000	636,473
USI 144A 6.875% 5/1/25 #	821,000	792,203
		3,262,035
Leisure — 6.29%
Boyd Gaming 4.75% 12/1/27	505,000	471,084
144A 4.75% 6/15/31 #	325,000	283,134
Caesars Entertainment
144A 6.25% 7/1/25 #	290,000	282,375
144A 8.125% 7/1/27 #	245,000	241,229
Carnival
144A 5.75% 3/1/27 #	1,155,000	826,714
144A 6.00% 5/1/29 #	150,000	100,239
144A 7.625% 3/1/26 #	450,000	357,464
Royal Caribbean Cruises
144A 5.50% 8/31/26 #	50,000	42,125
144A 5.50% 4/1/28 #	1,582,000	1,265,315
Scientific Games Holdings 144A 6.625% 3/1/30 #	455,000	384,930
Scientific Games International 144A 7.25% 11/15/29 #	405,000	389,529
		4,644,138
Media — 8.87%
AMC Networks 4.25% 2/15/29	450,000	281,055
Arches Buyer 144A 6.125% 12/1/28 #	465,000	373,788
CCO Holdings
144A 4.50% 8/15/30 #	875,000	724,859
4.50% 5/1/32	120,000	95,751
144A 5.375% 6/1/29 #	365,000	330,882
CMG Media 144A 8.875% 12/15/27 #	645,000	486,510
CSC Holdings
144A 4.625% 12/1/30 #	900,000	499,355
144A 5.00% 11/15/31 #	440,000	246,400
Cumulus Media New Holdings 144A 6.75% 7/1/26 #	484,000	407,325
Directv Financing 144A 5.875% 8/15/27 #	670,000	600,695
DISH DBS 144A 5.75% 12/1/28 #	415,000	332,000
Gray Escrow II 144A 5.375% 11/15/31 #	610,000	440,685
Gray Television 144A 4.75% 10/15/30 #	275,000	199,375
Netflix 4.875% 4/15/28	190,000	183,889
Nexstar Media 144A 4.75% 11/1/28 #	345,000	298,946
Sirius XM Radio 144A 4.00% 7/15/28 #	935,000	815,526
VZ Secured Financing 144A 5.00% 1/15/32 #	285,000	232,113
		6,549,154
Retail — 4.46%
Asbury Automotive Group
144A 4.625% 11/15/29 #	360,000	303,775
4.75% 3/1/30	320,000	268,063
Bath & Body Works
6.875% 11/1/35	295,000	262,757
6.95% 3/1/33	330,000	290,072
144A 9.375% 7/1/25 #	116,000	124,055
Bloomin’ Brands 144A 5.125% 4/15/29 #	495,000	416,988
CP Atlas Buyer 144A 7.00% 12/1/28 #	250,000	186,001
LSF9 Atlantis Holdings 144A 7.75% 2/15/26 #	630,000	558,375
Murphy Oil USA 144A 3.75% 2/15/31 #	450,000	371,169
PetSmart 144A 7.75% 2/15/29 #	540,000	508,176
		3,289,431
Services — 6.34%
ADT Security 144A 4.125% 8/1/29 #	470,000	400,349
Ahern Rentals 144A 7.375% 5/15/23 #	230,000	230,000
CDW 3.569% 12/1/31	675,000	557,490
Clarivate Science Holdings 144A 4.875% 7/1/29 #	640,000	545,056
Gartner 144A 4.50% 7/1/28 #	395,000	368,970
Iron Mountain
144A 5.25% 3/15/28 #	460,000	423,931
144A 5.25% 7/15/30 #	260,000	226,526
NESCO Holdings II 144A 5.50% 4/15/29 #	445,000	389,953
Prime Security Services Borrower 144A 5.75% 4/15/26 #	265,000	255,646
Sotheby’s 144A 5.875% 6/1/29 #	455,000	382,655
United Rentals North America 3.875% 2/15/31	435,000	365,637

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Services (continued)
White Cap Buyer 144A 6.875% 10/15/28 #	610,000	$528,653
White Cap Parent 144A PIK 8.25% 3/15/26 #, «	3,000	2,597
		4,677,463
Technology & Electronics — 4.49%
AthenaHealth Group 144A 6.50% 2/15/30 #	200,000	147,761
Black Knight InfoServ 144A 3.625% 9/1/28 #	410,000	355,979
CommScope Technologies 144A 6.00% 6/15/25 #	230,000	209,774
Entegris Escrow
144A 4.75% 4/15/29 #	212,000	193,758
144A 5.95% 6/15/30 #	585,000	540,248
Go Daddy Operating 144A 3.50% 3/1/29 #	475,000	398,284
NCR
144A 5.00% 10/1/28 #	220,000	187,916
144A 5.25% 10/1/30 #	450,000	371,986
Sensata Technologies 144A 4.00% 4/15/29 #	575,000	496,714
SS&C Technologies 144A 5.50% 9/30/27 #	440,000	412,907
		3,315,327
Transportation — 2.96%
Air Canada 144A 3.875% 8/15/26 #	410,000	363,847
American Airlines 144A 5.75% 4/20/29 #	279,726	256,162
Delta Air Lines 7.375% 1/15/26	224,000	229,235
Grupo Aeromexico 144A 8.50% 3/17/27 #	455,000	402,444
Laredo Petroleum 144A 7.75% 7/31/29 #	420,000	378,581
Seaspan 144A 5.50% 8/1/29 #	730,000	554,165
		2,184,434
Utilities — 2.68%
Calpine
144A 4.625% 2/1/29 #	155,000	133,247
144A 5.00% 2/1/31 #	510,000	428,660
144A 5.125% 3/15/28 #	270,000	241,469
PG&E 5.25% 7/1/30	240,000	218,768
Vistra
144A 7.00% 12/15/26 #, μ, ψ	670,000	610,623
144A 8.00% 10/15/26 #, μ, ψ	365,000	349,331
		1,982,098
Total Corporate Bonds (cost $74,635,650)		65,144,703

Loan Agreements — 7.75%
Air Canada 8.13% (LIBOR03M + 3.50%) 8/11/28 ●	189,524	187,786
Applied Systems 2nd Lien 11.33% (SOFR03M + 5.75%) 9/17/27 ●	1,434,194	1,430,608
Calpine 6.89% (LIBOR01M + 2.50%) 12/16/27 ●	632	627
Clydesdale Acquisition Holdings Tranche B 8.598% (SOFR01M + 3.25%) 4/13/29 ●	69,594	66,486
Epicor Software 2nd Lien 12.134% (LIBOR01M + 7.75%) 7/31/28 ●	368,200	364,518
Form Technologies Tranche B 9.199% (SOFR03M + 6.65%) 7/22/25 ●	632,174	551,045
Hamilton Projects Acquiror 9.23% (LIBOR03M + 4.50%) 6/17/27 ●	576,229	568,065
Hexion Holdings 1st Lien 8.934% (SOFR03M + 4.50%) 3/15/29 ●	129,350	111,500
Hexion Holdings 2nd Lien 11.859% (SOFR01M + 7.54%) 3/15/30 ●	330,000	262,350
Hunter Douglas Holding BV Tranche B-1 7.859% (SOFR03M + 3.50%) 2/26/29 ●	206,017	182,403
Pre Paid Legal Services 2nd Lien 11.384% (LIBOR01M + 7.00%) 12/14/29 ●	230,000	211,313
SPX Flow 8.923% (SOFR01M + 4.50%) 4/5/29 ●	464,835	433,749
SWF Holdings I 8.753% (LIBOR03M + 4.00%) 10/6/28 ●	403,783	331,910
UKG 2nd Lien 8.998% (LIBOR03M + 5.25%) 5/3/27 ●	574,000	530,233
Vantage Specialty Chemicals 1st Lien 7.915% - 8.23% (LIBOR03M + 3.50%) 10/28/24 ●	337,887	330,812
Vantage Specialty Chemicals 2nd Lien 12.985% (LIBOR03M + 8.25%) 10/27/25 ●	169,000	157,064
Total Loan Agreements (cost $5,954,950)		5,720,469
	Number of shares
Short-Term Investments — 2.19%
Money Market Mutual Funds — 2.19%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.03%)	404,121	404,121
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.06%)	404,123	404,123

Schedule of investments

Delaware VIP® Trust — Delaware VIP Fund for Income Series

	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.23%)	404,123	$404,123
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.11%)	404,122	404,122
Total Short-Term Investments (cost $1,616,489)		1,616,489
Total Value of Securities — 98.32% (cost $82,317,190)		$72,581,291

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2022, the aggregate value of Rule 144A securities was $49,691,567, which represents 67.32% of the Series’ net assets. See Note 9 in “Notes to financial statements.”
μ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2022. Rate will reset at a future date.
ψ	Perpetual security. Maturity date represents next call date.
>	PIK. 100% of the income received was in the form of cash.
«	PIK. The first payment of cash and/or principal will be made after December 31, 2022.
●	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

Summary of abbreviations:

DAC – Designated Activity Company

ICE – Intercontinental Exchange, Inc.

LIBOR – London Interbank Offered Rate

LIBOR01M – ICE LIBOR USD 1 Month

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

PIK – Payment-in-kind

SOFR01M – Secured Overnight Financing Rate 1 Month

SOFR03M – Secured Overnight Financing Rate 3 Month

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities

Delaware VIP® Trust — Delaware VIP Fund for Income Series

December 31, 2022

Assets:
Investments, at value*	$72,581,291
Dividends and interest receivable	1,215,062
Receivable for securities sold	161,123
Receivable for series shares sold	2,674
Other assets	633
Total Assets	73,960,783
Liabilities:
Due to custodian	15,824
Other accrued expenses	60,576
Payable for series shares redeemed	30,735
Investment management fees payable to affiliates	25,630
Administration expenses payable to affiliates	7,723
Payable for securities purchased	1,010
Distribution fees payable to affiliates	14
Total Liabilities	141,512
Total Net Assets	$73,819,271

Net Assets Consist of:
Paid-in capital	$87,642,425
Total distributable earnings (loss)	(13,823,154)
Total Net Assets	$73,819,271

Net Asset Value
Standard Class:
Net assets	$73,373,461
Shares of beneficial interest outstanding, unlimited authorization, no par	13,805,168
Net asset value per share	$5.31
Service Class:
Net assets	$445,810
Shares of beneficial interest outstanding, unlimited authorization, no par	84,044
Net asset value per share	$5.30

* Investments, at cost	$82,317,190

See accompanying notes, which are an integral part of the financial statements.

Statement of operations

Delaware VIP® Trust — Delaware VIP Fund for Income Series

Year ended December 31, 2022

Investment Income:
Interest	$4,903,923
Dividends	49,724
4,953,647
Expenses:
Management fees	523,189
Distribution expenses — Service Class	347
Accounting and administration expenses	52,185
Audit and tax fees	44,326
Dividend disbursing and transfer agent fees and expenses	13,008
Reports and statements to shareholders expenses	12,899
Custodian fees	6,679
Legal fees	5,639
Trustees’ fees and expenses	5,402
Registration fees	10
Other	29,241
692,925
Less expenses waived	(84,972)
Total operating expenses	607,953
Net Investment Income (Loss)	4,345,694

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(1,985,226)
Net change in unrealized appreciation (depreciation) on investments	(12,352,140)
Net Realized and Unrealized Gain (Loss)	(14,337,366)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(9,991,672)

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware VIP® Trust — Delaware VIP Fund for Income Series

	Year ended
	12/31/22	12/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$4,345,694	$4,283,469
Net realized gain (loss)	(1,985,226)	2,917,342
Net change in unrealized appreciation (depreciation)	(12,352,140)	(2,603,436)
Net increase (decrease) in net assets resulting from operations	(9,991,672)	4,597,375

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(5,758,945)	(4,961,205)
Service Class	(669)	—
	(5,759,614)	(4,961,205)
Capital Share Transactions:
Proceeds from shares sold:
Standard Class	723,219	2,472,909
Service Class	448,272	—

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	5,758,945	4,961,205
Service Class	669	—
	6,931,105	7,434,114
Cost of shares redeemed:
Standard Class	(10,523,164)	(11,772,138)
Service Class	(3,593)	—
	(10,526,757)	(11,772,138)
Decrease in net assets derived from capital share transactions	(3,595,652)	(4,338,024)
Net Decrease in Net Assets	(19,346,938)	(4,701,854)

Net Assets:
Beginning of year	93,166,209	97,868,063
End of year	$73,819,271	$93,166,209

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware VIP® Fund for Income Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19[1]	12/31/18
Net asset value, beginning of period	$6.41	$6.44	$6.36	$5.96	$6.45

Income (loss) from investment operations:
Net investment income[2]	0.30	0.28	0.29	0.30	0.30
Net realized and unrealized gain (loss)	(0.99)	0.02	0.16	0.44	(0.46)
Total from investment operations	(0.69)	0.30	0.45	0.74	(0.16)

Less dividends and distributions from:
Net investment income	(0.32)	(0.33)	(0.37)	(0.34)	(0.33)
Net realized gain	(0.09)	—	—	—	—
Total dividends and distributions	(0.41)	(0.33)	(0.37)	(0.34)	(0.33)

Net asset value, end of period	$5.31	$6.41	$6.44	$6.36	$5.96

Total return[3]	(11.06)%[4]	4.88%	7.95%[4]	12.78%[4]	(2.58)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$73,373	$93,166	$97,868	$105,035	$100,198
Ratio of expenses to average net assets[5]	0.75%	0.80%	0.83%	0.85%	0.91%
Ratio of expenses to average net assets prior to fees waived[5]	0.86%	0.80%	0.87%	0.88%	0.91%
Ratio of net investment income to average net assets	5.40%	4.45%	4.73%	4.94%	4.93%
Ratio of net investment income to average net assets prior to fees waived	5.29%	4.45%	4.69%	4.91%	4.93%
Portfolio turnover	35%	86%	131%	115%	73%

[1]	On October 4, 2019, the First Investors Life Series Fund For Income shares were reorganized into Standard Class shares of the Series. The Standard Class shares financial highlights for the period prior to October 4, 2019, reflect the performance of the First Investors Life Series Fund For Income shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[4]	Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware VIP® Fund for Income Series Service Class

Selected data for each share of the Series outstanding throughout the period were as follows:

4/1/22[1]
to
12/31/22
Net asset value, beginning of period	$6.13

Income (loss) from investment operations:
Net investment income[2]	0.23
Net realized and unrealized loss	(0.65)
Total from investment operations	(0.42)

Less dividends and distributions from:
Net investment income	(0.32)
Net realized gain	(0.09)
Total dividends and distributions	(0.41)

Net asset value, end of period	$5.30

Total return[3]	(7.18)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$446
Ratio of expenses to average net assets[4]	1.04%
Ratio of expenses to average net assets prior to fees waived[4]	1.23%
Ratio of net investment income to average net assets	5.90%
Ratio of net investment income to average net assets prior to fees waived	5.71%
Portfolio turnover	35%[5]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[4]	Expense ratios do not include expenses of any investment companies in which the Series invests.
[5]	Portfolio turnover is representative of the Series for the entire period.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Fund for Income Series

December 31, 2022

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 12 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Fund for Income Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and the ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies, other than exchange-traded funds (ETFs), are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Series’ valuation designee, Delaware Management Company (DMC). Subject to the oversight of the Series’ Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities for which market quotations are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities and private placements are valued at fair value.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2022, and for all open tax years (years ended December 31, 2019–December 31, 2021), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2022, the Series did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Income and capital gain distributions from any Underlying Funds in which the Series invests are recorded on the ex-dividend date. Discounts and premiums on debt securities are accreted or amortized to interest

18

income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2022, the Series earned less than $1 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual series operating expenses from exceeding 0.74% of the Series’ average daily net assets for the Standard Class and 1.04% for the Service Class from March 10, 2022 through December 31, 2022.* From January 1, 2022 through March 9, 2022, DMC contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses in order to prevent total annual series operating expenses from exceeded 0.81% of the Series’ average daily net assets for the Standard Class. These waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). DMC may also permit these Affiliated Sub-Advisors to execute Series security trades on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, pays each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2022, the Series paid $14,647 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2022, the Series paid $6,145 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

(continues)	19

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Fund for Income Series

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. The fees are calculated daily and paid monthly. Standard Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Series. For the year ended December 31, 2022, the Series paid $8,783 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of any Underlying Funds including ETFs in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

*	The aggregate contractual waiver period covering this report is from March 10, 2022 through April 29, 2023.

3. Investments

For the year ended December 31, 2022, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$26,941,805
Sales	30,046,938

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of investments	$82,577,424
Aggregate unrealized appreciation of investments	$560,280
Aggregate unrealized depreciation of investments	(10,556,413)
Net unrealized depreciation of investments	$(9,996,133)

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the

20

asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 −	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 −	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 −	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2022:

	Level 1	Level 2	Total
Securities
Assets:
Convertible Bond	$—	$99,630	$99,630
Corporate Bonds	—	65,144,703	65,144,703
Loan Agreements	—	5,720,469	5,720,469
Short-Term Investments	1,616,489	—	1,616,489
Total Value of Securities	$1,616,489	$70,964,802	$72,581,291

During the year ended December 31, 2022, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Series’ net assets. During the year ended December 31, 2022, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:

	Year ended
	12/31/22	12/31/21
Ordinary income	$5,367,219	$4,961,205
Long-term capital gains	392,395	—
Total	$5,759,614	$4,961,205

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Notes to financial statements

Delaware VIP® Trust — Delaware VIP Fund for Income Series

5. Components of Net Assets on a Tax Basis

As of December 31, 2022, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$87,642,425
Undistributed ordinary income	4,511,292
Capital loss carryforwards*	(8,159,857)
Unrealized appreciation (depreciation) of investments and foreign currencies	(10,174,589)
Net assets	$73,819,271

*	A portion of the Series capital loss carryforward is subject to limitation under the Internal Revenue Code and related regulations.

Differences between components of net assets unrealized and tax cost unrealized may arise due to certain foreign currency transactions, foreign capital gains taxes, and amortization of callable bond premiums in accordance with ASU 2017-08.

The differences between book basis and tax basis components of net assets are primarily attributable to market premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2022, the Series had no reclassifications.

At December 31, 2022, capital loss carryforwards available to offset future realized capital gains were as follows:

Loss carryforward character
Short-term	Long-term	Total
$1,836,363	$6,323,494	$8,159,857

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/22	12/31/21
Shares sold:
Standard Class	128,876	387,116
Service Class	84,603	—

Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,033,922	800,194
Service Class	120	—
	1,247,521	1,187,310
Shares redeemed:
Standard Class	(1,888,558)	(1,847,542)
Service Class	(679)	—
	(1,889,237)	(1,847,542)
Net decrease	(641,716)	(660,232)

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $355,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor

22

shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 31, 2022.

On October 31, 2022, the Series, along with the other Participants, entered into an amendment to the Agreement for a $355,000,000 revolving line of credit to be used as described above. It operates in substantially the same manner as the original Agreement. Under the amendment to the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the Agreement expires on October 30, 2023.

The Series had no amounts outstanding as of December 31, 2022, or at any time during the year then ended.

8. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by the Series is generally invested in an individual separate account. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended December 31, 2022, the Series had no securities out on loan.

(continues)	23

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Fund for Income Series

9. Credit and Market Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, IBORs) could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average (EONIA), which are also the subject of recent reform.

The Series invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Series will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Series more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Series may involve revolving credit facilities or other standby financing commitments that obligate the Series to pay additional cash on a certain date or on demand. These commitments may require the Series to increase its investment in a company at a time when the Series might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Series is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Series may pay an assignment fee. On an ongoing basis, the Series may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Series may be required to rely upon another lending institution to collect and pass on to the Series amounts payable with respect to the loan and to enforce the Series’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Series from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Series.

The Series invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC and lower than Baa3 by Moody’s Investors Service, Inc. or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible

24

for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. Recent Accounting Pronouncements

In March 2020, FASB issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. On December 21, 2022, FASB issued ASU 2022-06 to defer the sunset date of Accounting Standards Codification Topic 848 until December 31, 2024. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management is currently evaluating ASU 2020-04, but does not believe there will be a material impact.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2022, that would require recognition or disclosure in the Series’ financial statements.

(continues)	25

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Fund for Income Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Fund for Income Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Class Name	Financial Highlights
Standard Class	For each of the four years in the period ended December 31, 2022

Service Class	For the period April 1, 2022 (commencement of operations) through December 31, 2022

The financial statements of the Series as of and for the year ended December 31, 2018 and the financial highlights for the year ended December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 23, 2023

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

26

Other Series information (Unaudited)

Delaware VIP® Trust — Delaware VIP Fund for Income Series

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2022, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	6.81%
(B) Ordinary Income Distributions (Tax Basis)	93.19%
Total Distributions (Tax Basis)	100.00%

(A)	and (B) are based on a percentage of the Series’ total distributions.

27

Other Series information (Unaudited)

Delaware VIP® Trust — Delaware VIP Fund for Income Series

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 9-11, 2022

At a meeting held on August 9-11, 2022 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Delaware VIP Fund for Income Series (the “Fund”) Investment Management Agreement with Delaware Management Company (“DMC”); and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) and Macquarie Investment Management Europe Limited (“MIMEL” and together with MIMGL and MIMAK, the “Affiliated Sub-Advisers”).

Prior to the Meeting, including at a Board meeting held in May 2022, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the applicable Investment Committee, with each Investment Committee assisting the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Investment Management Agreement and the Sub-Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2022. In considering and approving the Investment Management Agreement and the Sub-Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Fund’s Investment Management Agreement and the Sub-Advisory Agreements, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).

The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Investment Management Agreement and the Sub-Advisory Agreements for a one-year term. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.

Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Fund by DMC under its Investment Management Agreement and the experience of the officers and employees of DMC who provide these services, including the Fund’s portfolio managers. The Board’s review included consideration of DMC’s investment process and oversight and research and analysis capabilities, and its ability to attract and retain qualified investment professionals. The Board considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, valuation, and compliance risks. The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates. The Board also considered non-advisory services that DMC and its affiliates provide to the Delaware Funds, including third party oversight, transfer agent, internal audit, valuation, portfolio trading, and legal and compliance. The Board took into account the benefits to shareholders of investing in a Fund that is part of a family of funds managed by an affiliate of Macquarie Group Ltd. (“Macquarie”), the parent company of DMC, and the resources available to DMC as part of Macquarie’s global asset management business.

The Board received and considered various information with respect to the services provided by the Affiliated Sub-Advisers under the Sub-Advisory Agreements and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board considered the division of responsibilities between DMC and the Affiliated Sub-Advisers and the oversight provided by DMC. The Board considered the expertise of the Affiliated Sub-Advisers with respect to certain asset classes and/or investment styles. The Affiliated Sub-Advisers are part of Macquarie’s global investment platform that has offices and personnel that are located around the world. As a result, the Board noted that DMC had stated that the Affiliated Sub-Advisers can provide research, investment and trading analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades, as applicable. The Board took into account that the Sub-Advisory Agreements may benefit the Fund and its shareholders by permitting DMC to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.

28

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund by DMC and the Affiliated Sub-Advisers.

Investment performance. The Board received and considered information with respect to the investment performance of the Fund, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting. The Broadridge reports prepared for the Fund showed its investment performance in comparison to a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used by Broadridge to select the funds in the Performance Universe. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year or since inception periods, as applicable, ended December 31, 2021.

The Performance Universe for the Fund consisted of the Fund and all high yield funds underlying variable insurance products, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the second quartile and for the 10-year period was in the third quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was above the median and for the 10-year period was below the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods. The Board, however, noted that the investment performance of the current portfolio management team only began as of October 2019. The Board noted the explanations from DMC concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark for the various periods.

Comparative expenses. The Board received and considered expense data for the Fund. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also considered on the comparative analysis of contractual management fees and actual total expense ratios of the Fund versus contractual management fees and actual total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds were similar in size to the Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with the Fund’s expense universe, which is comprised of the Fund, its Expense Group and all other similar funds underlying variable insurance products with similar 12b-1 and non-12b-1 structures, excluding outliers (the “Expense Universe”). The Fund’s total expenses were also compared with those of its Expense Universe.

The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.

The Board noted that DMC, and not the Fund, pays the sub-advisory fees to the Affiliated Sub-Advisers and, accordingly, that the retention of the Affiliated Sub-Advisers does not increase the fees and expenses incurred by the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreement and to the Affiliated Sub-Advisers under the Sub-Advisory Agreements was reasonable.

Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the Delaware Funds complex, including the current breakpoints. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.

29

Other Series information (Unaudited)

Delaware VIP® Trust — Delaware VIP Fund for Income Series

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 9-11, 2022 (continued)

Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to the Fund and the Delaware Funds as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the Delaware Funds; the benefits from allocation of fund brokerage to improve trading efficiencies; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the Delaware Funds. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Fund.

Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Fund and the ongoing commitment of DMC and its affiliates to the Fund, the Board did not find that any ancillary benefits received by DMC and its affiliates were unreasonable.

Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, approved the continuation of DMC’s Investment Management Agreement and of the Affiliated Sub-Advisers’ Sub-Advisory Agreements for an additional one-year period.

30

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee

Shawn K. Lytle[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	126	Macquarie Asset Management[3] (2015–Present) -Global Head of Macquarie Asset Management Public Investments (2019–Present) -Head of Americas of Macquarie Group (2017–Present)	None

Independent Trustees

Jerome D. Abernathy 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	126	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) -Managing Member (1993–Present)	None

Ann D. Borowiec 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1958	Trustee	Since March 2015	126	J.P. Morgan Chase & Co. (1987–2013) -Chief Executive Officer, Private Wealth Management (2011–2013)	Banco Santander International (2016–2019) Santander Bank, N.A. (2016–2019)

Joseph W. Chow 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1953	Trustee	Since January 2013	126	Private Investor (2011–Present)	None

H. Jeffrey Dobbs 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1955	Trustee	Since April 2019[4]	126	KPMG LLP (2002–2015) -Global Sector Chairman, Industrial Manufacturing (2010–2015)	TechAccel LLC (2015–Present) PatientsVoices, Inc. (2018–Present) Valparaiso University Board (2012–Present) Ivy Funds Complex (2019–2021)

31

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

John A. Fry 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1960	Trustee	Since January 2001	126	Drexel University -President (2010–Present)	Federal Reserve
Bank of Philadelphia
(2020–Present)
FS Credit Real Estate
Income Trust, Inc.
(2018–Present)
vTv Therapeutics Inc.
(2017–Present)
Community Health
Systems
(2004–Present)
Drexel Morgan & Co.
(2015–2019)

Joseph Harroz, Jr. 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1967	Trustee	Since November 1998[4]	126	University of Oklahoma
-President
(2020–Present)
-Interim President
(2019–2020)
-Vice President and
Dean, College of Law
(2010–2019)
Brookhaven
Investments LLC
(commercial enterprises)
-Managing Member
(2019–Present)
St. Clair, LLC
(commercial enterprises)
-Managing Member
				(2019–Present)	OU Medicine, Inc. (2020–Present) Big 12 Athletic Conference (2019–Present) Valliance Bank (2007–Present) Ivy Funds Complex (1998–2021)

Sandra A.J. Lawrence 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1957	Trustee	Since April 2019[4]	126	Children’s Mercy Hospitals and Clinics (2005–2019) -Chief Administrative Officer (2016–2019)	Brixmor Property
Group Inc.
(2021–Present)
Sera Prognostics Inc.
(biotechnology)
(2021–Present)
Recology
(resource recovery)
(2021–Present)
Evergy, Inc., Kansas City
Power & Light Company,
KCP&L Greater Missouri
Operations Company,
Westar Energy, Inc. and
Kansas Gas and Electric
Company (related utility
companies)
(2018–Present)
National Association of
Corporate Directors
(2017–Present)
Ivy Funds Complex
(2019–2021)
American Shared Hospital
Services (medical device)
(2017–2021)
Westar Energy (utility)
(2004–2018)

32

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Frances A. Sevilla-Sacasa 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	Since September 2011	126	Banco Itaú International -Chief Executive Officer (2012–2016)	Florida Chapter of
National Association of
Corporate Directors
(2021–Present)
Callon Petroleum
Company
(2019–Present)
Camden Property Trust
(2011–Present)
New Senior Investment
Group Inc. (2021)
Carrizo Oil & Gas, Inc.
					(2018–2019)

Thomas K. Whitford 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Chair and Trustee	Trustee since January 2013 Chair since January 2023	126	PNC Financial Services Group (1983–2013) -Vice Chairman (2009–2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022) HSBC Finance Corporation (2013–2018)

Christianna Wood 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	126	Gore Creek Capital, Ltd. -Chief Executive Officer and President (2009–Present)	The Merger Fund
(2013–2021),
The Merger Fund VL
(2013–2021),
WCM Alternatives:
Event-Driven Fund
(2013–2021),
and WCM
Alternatives:
Credit Event Fund
(2017–2021)
Grange Insurance
(2013–Present)
H&R Block Corporation
					(2008–Present)

Janet L. Yeomans 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1948	Trustee	Since April 1999	126	3M Company (1995–2012) -Vice President and Treasurer (2006–2012)	Okabena Company (2009–2017)

Officers

David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	126	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	None[5]

Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	126	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	None[5]

33

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Richard Salus 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	126	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	None

[1]	“Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.
[2]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Series’ investment advisor.
[3]	Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Series’ investment advisor, principal underwriter, and transfer agent.
[4]	Includes time served on the Board of Ivy Funds prior to the date when Ivy Funds joined the Delaware Funds complex.
[5]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust, and he is Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

34

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Form N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(2700499)

AR-VIPFFI-223

Delaware VIP® Trust Delaware VIP Growth and Income Series December 31, 2022

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is a full-service asset manager offering a diverse range of products across public and private markets including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and asset finance. The Public Investments business is a part of MAM and includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2022, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® Growth and Income Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2023 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review

Delaware VIP® Trust — Delaware VIP Growth and Income Series

December 31, 2022 (Unaudited)

The investment objective of the Series is to seek long-term growth of capital and current income.

For the fiscal year ended December 31, 2022, Delaware VIP Growth and Income Series (the “Series”) Standard Class shares gained 3.53% with all distributions reinvested. The Series outperformed its benchmark, the Russell 1000® Value Index, which fell 7.54% for the same period. Past performance does not guarantee future results. For complete annualized performance of Delaware VIP Growth and Income Series, please see the table on page 3. Please see page 4 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Market review

Foreshadowing what was to be a difficult 2022 for equity markets, central banks and the US Federal Reserve in particular conceded what most investors had suspected: inflation was likely to be higher and more persistent than previously acknowledged. As 2022 began, investors had a range of challenges to confront including inflation, liquidity crunches, the likelihood of higher interest rates, geopolitical tensions, and Russia’s invasion of Ukraine in late February. Even so, the markets staged several rallies during the year as investors hoped that the worst was behind them.

The strongest of those rallies took place in October and November. On the heels of three consecutive quarterly losses, US stocks rallied in the fourth quarter. Investors embraced stocks, driven in part by better-than-expected corporate earnings, moderating inflation data, and hope that the Fed might soon slow the pace of interest rate increases. In addition, a consensus view that the Fed would engineer a “soft landing” for the economy and that any recession in 2023 would be mild appeared to take root. In December, however, as it became clear that the Fed was not finished raising rates, equities gave back much of what had been gained earlier in the quarter. For the fiscal year, stocks were broadly lower. The S&P 500® Index was down 18.1% in 2022. By comparison, the technology-heavy NASDAQ Composite Index fell 33.1%. (Source: FactSet Research Systems.)

The Fed implemented seven interest rate hikes during the year, lifting the federal funds rate to a range from 4.25% to 4.50%, its highest level since December 2007. The most-recent move, a 0.50-percentage-point increase in mid-December, was a step down from the previous four hikes of 0.75 percentage points each. In his press conference following the November rate announcement, Fed Chair Jerome Powell said the pace of interest rate increases could slow down in the coming months. Nonetheless, in its post-meeting statement for December, the Fed said it “anticipates that ongoing increases in the target range will be appropriate in order to attain a stance of monetary policy that is sufficiently restrictive to return inflation to 2% over time.”

As the end of the year approached, inflation readings continued to moderate incrementally. According to the most-recent data from the Bureau of Economic Analysis, the Personal Consumption Expenditures Price Index (PCE) rose 5.5% in November from a year earlier, down from a high of 7.0% in June. The Core Personal Consumption Expenditures Price Index (Core PCE), the Fed’s preferred inflation gauge, which excludes food and energy prices, increased 4.7% in November year over year, down from highs of 5.4% in both February and March. The price of West Texas Intermediate (WTI) crude oil ended the year at $81 a barrel, up 7% for the period but down from highs of more than $120 in both March and June. Employment growth slowed for much of the year. The unemployment rate ended the year at 3.5%. (Sources: FactSet, US Bureau of Labor Statistics.)

Within the Series

On a sector basis, healthcare, industrials, and energy were the main contributors to the Series’ performance. Positive stock selection was the main driver of strong performance within the healthcare sector. In particular, holdings in Merck & Co. Inc., Cigna Corp., and Gilead Sciences Inc. contributed to the Series’ performance.

US-based, global healthcare company Merck surprised the stock market positively several times during the fiscal year. The company reported successful trials treating pulmonary hypertension, a type of high blood pressure that affects the arteries in the lungs and the right side of the heart.

In the energy sector, both stock selection and asset allocation drove performance. Overweight holdings in ConocoPhillips and Exxon Mobil Corp. added to performance. Exxon Mobil had a remarkable year, with strong oil and natural gas prices, enabling it to deliver some of the strongest results in its history. The company increased its dividend for the 40th year in a row. Exxon Mobil also continued its share-repurchase program and paid down debt, which was well received by the market.

1

Portfolio management review

Delaware VIP® Trust — Delaware VIP Growth and Income Series

The utilities and materials sectors were the leading detractors from performance. The Series’ lack of an allocation to utilities weighed on performance as the sector delivered a positive return for the fiscal year. Likewise, limited exposure to the materials sector detracted from relative performance over the 12-month period.

As of the close of the fiscal year, the Series held 58 companies diversified across sectors. Cash was 0.2% of the Series’ total portfolio and no derivative instruments were held. From a sector positioning point of view, the Series was overweight healthcare, energy, and information technology and was underweight industrials, real estate, materials, and utilities. From a factor perspective, at the end of the period the Series had a quality and value tilt. Due to the Series’ objective, there was also a large exposure to income.

2

Performance summary (Unaudited)

Delaware VIP® Trust — Delaware VIP Growth and Income Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2022
	1 year	3 year	5 year	10 year
Standard Class shares (commenced operations on November 9, 1987)	+3.53%	+7.99%	+7.28%	+10.27%
Russell 1000 Value Index	-7.54%	+5.96%	+6.67%	+10.29%

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Standard Class shares of the Series was 0.72%, while total operating expenses for Standard Class shares were 0.70%. The management fee for Standard Class shares was 0.65%. The expense ratios may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

The Series adopted the performance of the First Investors Life Series Growth and Income Fund (Predecessor Series) as the result of a reorganization of the Predecessor Series into the Series, which was consummated after the close of business on October 4, 2019 (Reorganization). The Series had not yet commenced operations prior to the Reorganization. The returns shown for periods ending on or prior to October 4, 2019 reflect the performance and expenses of the Predecessor Series. The returns shown for periods after October 4, 2019 reflect the performance and expenses of the Series.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for Standard Class shares during some or all of the periods shown in the “Series and benchmark performance” table above and in the “Performance of a $10,000 investment” graph on the next page. Performance would have been lower had expense limitations not been in effect.

Performance data do not include any fees or sales charges imposed by variable insurance contracts. This fund doesn’t have any deferred sales charges. Performance shown here would have been reduced if such fees were included. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

In addition to the risks associated with the real estate industry, which include declines in the real estate market, decreases in property revenues and increases in property taxes and operating expenses, REITs are subject to additional risks, including those related to adverse governmental actions, declines in property value, and the potential failure to qualify for federal tax-free “pass-though” of distributed net income and net realized gains and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area or a small number of property types. As a result, investments in REITs may be volatile. REITs are pooled investment vehicles with their own fees and expenses, and the Series will indirectly bear a proportionate share of those fees and expenses.

There is no guarantee that dividend-paying stocks will continue to pay dividends.

3

Performance summary (Unaudited)

Delaware VIP® Trust — Delaware VIP Growth and Income Series

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

Performance of a $10,000 investment

For the period December 31, 2012 through December 31, 2022

	Starting value	Ending value
Russell 1000 Value Index	$10,000	$26,632
Delaware VIP Growth and Income Series — Standard Class shares	$10,000	$26,584

The graph shows a $10,000 investment in Delaware VIP Growth and Income Series Standard Class shares for the period from December 31, 2012 through December 31, 2022.

The graph also shows $10,000 invested in the Russell 1000 Value Index for the period from December 31, 2012 through December 31, 2022.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index, mentioned on page 1, measures the performance of 500 mostly large-cap stocks weighted by market value and is often used to represent performance of the US stock market.

The NASDAQ Composite Index, mentioned on page 1, is a broad-based, market capitalization weighted index that measures all NASDAQ US- and international-based common type stocks listed on The NASDAQ Stock Market and includes more than 2,500 securities.

The Personal Consumption Expenditures Price Index (PCE), mentioned on page 1, is a measure of inflation that is calculated by the Bureau of Economic Analysis, representing changes in consumer spending on goods and services. It accounts for about two-thirds of domestic final spending. The “core” PCE excludes food and energy prices.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

4

Disclosure of Series expenses

For the six-month period from July 1, 2022 to December 31, 2022 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2022 to December 31, 2022.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/31/22 to 1/1/22*
Actual Series return†
Standard Class	$1,000.00	$1,104.00	0.71%	$3.77
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.63	0.71%	$3.62

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of any Underlying Funds.

5

Security type / sector allocations and top 10 equity holdings

Delaware VIP® Trust — Delaware VIP Growth and Income Series

As of December 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stocks	99.38%
Communication Services	7.95%
Consumer Discretionary	10.76%
Consumer Staples	5.97%
Energy	12.29%
Financials	19.33%
Healthcare	24.14%
Industrials	6.16%
Information Technology	12.78%
Short-Term Investments	0.52%
Total Value of Securities	99.90%
Receivables and Other Assets Net of Liabilities	0.10%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Exxon Mobil	6.06%
Merck & Co.	4.34%
Bristol-Myers Squibb	3.88%
Gilead Sciences	3.73%
ConocoPhillips	3.55%
TJX	3.52%
Cigna	3.50%
Johnson & Johnson	3.46%
Cisco Systems	3.40%
Philip Morris International	3.39%

6

Schedule of investments

Delaware VIP® Trust — Delaware VIP Growth and Income Series

December 31, 2022

	Number of	Value
	shares	(US $)
Common Stocks — 99.38%
Communication Services — 7.95%
AT&T	458,763	$8,445,827
Comcast Class A	305,156	10,671,305
Meta Platforms Class A †	56,582	6,809,078
Verizon Communications	318,820	12,561,508
		38,487,718
Consumer Discretionary — 10.76%
APA	209,071	9,759,434
Chipotle Mexican Grill †	2,083	2,890,142
Ford Motor	130,251	1,514,819
H&R Block	138,090	5,041,666
Lowe’s	26,311	5,242,204
Macy’s	370,393	7,648,615
Tapestry	77,872	2,965,366
TJX	213,832	17,021,027
		52,083,273
Consumer Staples — 5.97%
Altria Group	152,280	6,960,719
Archer-Daniels-Midland	34,034	3,160,057
Mondelez International Class A	35,336	2,355,144
Philip Morris International	162,057	16,401,789
		28,877,709
Energy — 12.29%
ConocoPhillips	145,514	17,170,652
Exxon Mobil	266,048	29,345,094
Ovintiv	150,155	7,614,360
PDC Energy	84,718	5,377,899
		59,508,005
Financials — 19.33%
Allstate	7,474	1,013,474
American Financial Group	31,500	4,324,320
American International Group	180,461	11,412,354
Blackstone	101,846	7,555,955
Discover Financial Services	22,752	2,225,828
Evercore Class A	31,436	3,429,039
F&G Annuities & Life †	12,229	244,702
Fidelity National Financial	179,849	6,765,919
First American Financial	113,240	5,926,982
MetLife	193,987	14,038,839
Old Republic International	312,811	7,554,386
OneMain Holdings	120,850	4,025,514
Synchrony Financial	282,453	9,281,406
Truist Financial	233,815	10,061,059
Unum Group	138,708	5,691,189
		93,550,966
Healthcare — 24.14%
AmerisourceBergen	20,248	3,355,296
Bristol-Myers Squibb	261,030	18,781,109
Cardinal Health	21,421	1,646,632
Cigna	51,138	16,944,065
CVS Health	107,994	10,063,961
Gilead Sciences	210,443	18,066,532
Johnson & Johnson	94,642	16,718,509
McKesson	5,153	1,932,993
Merck & Co.	189,357	21,009,159
Pfizer	65,929	3,378,202
Viatris	446,139	4,965,527
		116,861,985
Industrials — 6.16%
Emerson Electric	69,024	6,630,445
Honeywell International	41,469	8,886,807
Northrop Grumman	3,208	1,750,317
Raytheon Technologies	124,252	12,539,512
		29,807,081
Information Technology — 12.78%
Broadcom	26,023	14,550,240
Cisco Systems	345,678	16,468,100
Cognizant Technology Solutions Class A	125,075	7,153,039
HP	217,663	5,848,605
KLA	3,350	1,263,051
Mastercard Class A	5,876	2,043,261
Motorola Solutions	52,390	13,501,427
Western Union	74,082	1,020,109
		61,847,832
Total Common Stocks (cost $406,070,143)		481,024,569

Short-Term Investments — 0.52%
Money Market Mutual Funds — 0.52%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.03%)	629,782	629,782
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.06%)	629,784	629,784
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.23%)	629,784	629,784

7

Schedule of investments

Delaware VIP® Trust — Delaware VIP Growth and Income Series

	Number of	Value
	shares	(US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.11%)	629,784	$629,784
Total Short-Term Investments (cost $2,519,134)		2,519,134
Total Value of Securities — 99.90% (cost $408,589,277)		$483,543,703

†	Non-income producing security.

See accompanying notes, which are an integral part of the financial statements.

8

Statement of assets and liabilities

Delaware VIP® Trust — Delaware VIP Growth and Income Series

December 31, 2022

Assets:
Investments, at value*	$483,543,703
Dividends receivable	835,834
Other assets	3,510
Total Assets	484,383,047
Liabilities:
Investment management fees payable to affiliates	269,822
Other accrued expenses	52,030
Payable for series shares redeemed	30,129
Administration expenses payable to affiliates	23,842
Total Liabilities	375,823
Total Net Assets	$484,007,224

Net Assets Consist of:
Paid-in capital	$375,299,144
Total distributable earnings (loss)	108,708,080
Total Net Assets	$484,007,224

Net Asset Value
Standard Class:
Net assets	$484,007,224
Shares of beneficial interest outstanding, unlimited authorization, no par	15,669,669
Net asset value per share	$30.89

* Investments, at cost	$408,589,277

See accompanying notes, which are an integral part of the financial statements.

9

Statement of operations

Delaware VIP® Trust — Delaware VIP Growth and Income Series

Year ended December 31, 2022

Investment Income:
Dividends	$15,974,641

Expenses:
Management fees	3,154,165
Accounting and administration expenses	113,038
Dividend disbursing and transfer agent fees and expenses	45,352
Legal fees	36,161
Audit and tax fees	30,339
Reports and statements to shareholders expenses	19,217
Custodian fees	15,374
Trustees’ fees and expenses	12,576
Registration fees	10
Other	9,657
Total operating expenses	3,435,889
Net Investment Income (Loss)	12,538,752

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	22,099,160
Net change in unrealized appreciation (depreciation) on investments	(18,547,041)
Net Realized and Unrealized Gain (Loss)	3,552,119
Net Increase (Decrease) in Net Assets Resulting from Operations	$16,090,871

See accompanying notes, which are an integral part of the financial statements.

10

Statements of changes in net assets

Delaware VIP® Trust — Delaware VIP Growth and Income Series

	Year ended
	12/31/22	12/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$12,538,752	$11,107,894
Net realized gain (loss)	22,099,160	51,788,654
Net change in unrealized appreciation (depreciation)	(18,547,041)	36,550,302
Net increase (decrease) in net assets resulting from operations	16,090,871	99,446,850

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(59,105,904)	(9,074,137)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	441,880	1,047,557

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	59,105,904	9,074,137
	59,547,784	10,121,694
Cost of shares redeemed:
Standard Class	(48,775,720)	(51,410,464)
Increase (decrease) in net assets derived from capital share transactions	10,772,064	(41,288,770)
Net Increase (Decrease) in Net Assets	(32,242,969)	49,083,943

Net Assets:
Beginning of year	516,250,193	467,166,250
End of year	$484,007,224	$516,250,193

See accompanying notes, which are an integral part of the financial statements.

11

Financial highlights

Delaware VIP® Growth and Income Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19[1]	12/31/18
Net asset value, beginning of period	$33.80	$28.17	$43.10	$41.84	$49.45

Income (loss) from investment operations:
Net investment income[2]	0.79	0.70	0.59	0.71	0.72
Net realized and unrealized gain (loss)	0.30	5.49	(3.82)	8.82	(5.48)
Total from investment operations	1.09	6.19	(3.23)	9.53	(4.76)

Less dividends and distributions from:
Net investment income	(0.75)	(0.56)	(0.75)	(0.74)	(0.68)
Net realized gain	(3.25)	—	(10.95)	(7.53)	(2.17)
Total dividends and distributions	(4.00)	(0.56)	(11.70)	(8.27)	(2.85)

Net asset value, end of period	$30.89	$33.80	$28.17	$43.10	$41.84

Total return[3]	3.53%	22.20%[4]	(0.46)%	25.60%	(10.17)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$484,007	$516,250	$467,166	$518,042	$448,975
Ratio of expenses to average net assets[5]	0.71%	0.70%	0.74%	0.76%	0.77%
Ratio of expenses to average net assets prior to fees waived	0.71%	0.70%	0.74%	0.76%	0.77%
Ratio of net investment income to average net assets	2.58%	2.22%	2.09%	1.75%	1.54%
Ratio of net investment income to average net assets prior to fees waived	2.58%	2.22%	2.09%	1.75%	1.54%
Portfolio turnover	22%	49%	30%	122%[6]	58%

[1]	On October 4, 2019, the First Investors Life Series Growth & Income Fund shares were reorganized into Standard Class shares of the Series. The Standard Class shares financial highlights for the period prior to October 4, 2019, reflect the performance of the First Investors Life Series Growth & Income Fund shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[4]	Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Series invests.
[6]	The Series’ portfolio turnover rate increased substantially during the year ended December 31, 2019 due to a change in the Series’ portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

12

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Growth and Income Series

December 31, 2022

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 12 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Growth and Income Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee. The shares of the Series are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Open-end investment companies, other than ETFs, are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Series’ valuation designee, Delaware Management Company (DMC). Subject to the oversight of the Series’ Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities for which market quotations are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities and private placements are valued at fair value.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2022, and for all open tax years (years ended December 31, 2019–December 31, 2021), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2022, the Series did not incur any interest or tax penalties.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Income and capital gain distributions from any Underlying Funds in which the Series invests are recorded on the ex-dividend date. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations”

(continues)	13

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Growth and Income Series

1. Significant Accounting Policies (continued)

under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2022, the Series earned less than $1 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual series operating expenses from exceeding 0.72% of the Series’ average daily net assets from January 1, 2022 through December 31, 2022.* These waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

Macquarie Investment Management Global Limited (MIMGL), an affiliate of DMC, serves as the Series’ sub-advisor and manages the Series’ assets. In addition, Macquarie Funds Management Hong Kong Limited (MFMHKL, and together with MIMGL, the “Affiliated Sub-Advisors”), an affiliate of the Manager, may execute security trades for the Series. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2022, the Series paid $21,956 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2022, the Series paid $36,500 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Series. For the year ended December 31, 2022, the Series paid $21,542 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and Delaware Distributors, L.P. are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

14

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of any Underlying Funds including ETFs in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

*	The aggregate contractual waiver period covering this report is from April 30, 2021 through April 29, 2023.

3. Investments

For the year ended December 31, 2022, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$106,032,593
Sales	140,915,278

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation), which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of investments	$409,169,671
Aggregate unrealized appreciation of investments	$101,034,794
Aggregate unrealized depreciation of investments	(26,660,762)
Net unrealized appreciation of investments	$74,374,032

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are

(continues)	15

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Growth and Income Series

3. Investments (continued)

comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2022:

Level 1
Securities
Assets:
Common Stocks	$481,024,569
Short-Term Investments	2,519,134
Total Value of Securities	$483,543,703

During the year ended December 31, 2022, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Series’ net assets. During the year ended December 31, 2022, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:

	Year ended
	12/31/22	12/31/21
Ordinary income	$21,511,890	$9,074,137
Long-term capital gains	37,594,014	—
Total	$59,105,904	$9,074,137

5. Components of Net Assets on a Tax Basis

As of December 31, 2022, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$375,299,144
Undistributed ordinary income	12,536,801
Undistributed long-term capital gains	21,797,247
Unrealized appreciation of investments	74,374,032
Net assets	$484,007,224

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2022, the Series had no reclassifications.

16

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/22	12/31/21
Shares sold:
Standard Class	14,761	34,121

Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,959,745	296,929
	1,974,506	331,050
Shares redeemed:
Standard Class	(1,578,110)	(1,641,369)

Net increase (decrease)	396,396	(1,310,319)

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $355,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 31, 2022.

On October 31, 2022, the Series, along with the other Participants, entered into an amendment to the Agreement for a $355,000,000 revolving line of credit to be used as described above. It operates in substantially the same manner as the original Agreement. Under the amendment to the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the Agreement expires on October 30, 2023.

The Series had no amounts outstanding as of December 31, 2022, or at any time during the year then ended.

8. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by the Series is generally invested in an individual separate account. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by

(continues)	17

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Growth and Income Series

8. Securities Lending (continued)

US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended December 31, 2022, the Series had no securities out on loan.

9. Credit and Market Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Series invests will cause the NAV of the Series to fluctuate.

The Series invests in growth stocks, which reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

The Series invests in REITs and is subject to the risks associated with that industry. If the Series holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2022. The Series’ REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible

18

for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of December 31, 2022, there were no Rule 144A securities held by the Series.

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2022, that would require recognition or disclosure in the Series’ financial statements.

(continues)	19

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Growth and Income Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Growth and Income Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the four years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Series as of and for the year ended December 31, 2018 and the financial highlights for the year ended December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and transfer agents. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 23, 2023

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

20

Other Series information (Unaudited)

Delaware VIP® Trust — Delaware VIP Growth and Income Series

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2022, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	63.60%
(B) Ordinary Income Distributions (Tax Basis)	36.40%
Total Distributions (Tax Basis)	100.00%
(C) Qualified Dividends[1]	73.53%

(A)	and (B) are based on a percentage of the Series’ total distributions.
(C)	is based on the Series’ ordinary income distributions.
[1]	Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 9-11, 2022

At a meeting held on August 9-11, 2022 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Delaware VIP Growth and Income Series (the “Fund”) Investment Management Agreement with Delaware Management Company (“DMC”); and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong Limited (“MFMHKL” and together with MIMGL, the “Affiliated Sub-Advisers”).

Prior to the Meeting, including at a Board meeting held in May 2022, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the applicable Investment Committee, with each Investment Committee assisting the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Investment Management Agreement and the Sub-Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2022. In considering and approving the Investment Management Agreement and the Sub-Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Fund’s Investment Management Agreement and the Sub-Advisory Agreements, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).

The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Investment Management Agreement and the Sub-Advisory Agreements for a one-year term. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.

Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Fund by DMC under its Investment Management Agreement and the experience of the officers and employees of DMC who provide these services. The Board’s review included consideration of DMC’s investment process and oversight and research and analysis capabilities, and its ability to attract and retain qualified investment professionals. The Board considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, valuation, and compliance risks. The Board

21

Other Series information (Unaudited)

Delaware VIP® Trust — Delaware VIP Growth and Income Series

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 9-11, 2022 (continued)

received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates. The Board also considered non-advisory services that DMC and its affiliates provide to the Delaware Funds, including third party oversight, transfer agent, internal audit, valuation, portfolio trading, and legal and compliance. The Board took into account the benefits to shareholders of investing in a Fund that is part of a family of funds managed by an affiliate of Macquarie Group Ltd. (“Macquarie”), the parent company of DMC, and the resources available to DMC as part of Macquarie’s global asset management business.

The Board received and considered various information with respect to the services provided by the Affiliated Sub-Advisers under the Sub-Advisory Agreements and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services, including the Fund’s portfolio managers. The Board considered the division of responsibilities between DMC and the Affiliated Sub-Advisers and the oversight provided by DMC. The Board considered the expertise of the Affiliated Sub-Advisers with respect to certain asset classes and/or investment styles. The Affiliated Sub-Advisers are part of Macquarie’s global investment platform that has offices and personnel that are located around the world. As a result, the Board noted that DMC had stated that the Affiliated Sub-Advisers can provide research, investment and trading analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades, as applicable. The Board took into account that the Sub-Advisory Agreements may benefit the Fund and its shareholders by permitting DMC to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund by DMC and the Affiliated Sub-Advisers.

Investment performance. The Board received and considered information with respect to the investment performance of the Fund, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting. The Broadridge reports prepared for the Fund showed its investment performance in comparison to a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used by Broadridge to select the funds in the Performance Universe. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year or since inception periods, as applicable, ended December 31, 2021.

The Performance Universe for the Fund consisted of the Fund and all equity income funds underlying variable insurance products, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was in the third quartile of its Performance Universe. The Fund was below the median for the 1-, 3-, 5-, and 10-year periods compared to its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods. The Board, however, noted that the investment performance of the current portfolio management team only began as of January 2021. The Board noted the explanations from DMC and the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus the Performance Universe and its benchmark for the various periods.

Comparative expenses. The Board received and considered expense data for the Fund. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also considered on the comparative analysis of contractual management fees and actual total expense ratios of the Fund versus contractual management fees and actual total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds were similar in size to the Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with the Fund’s expense universe, which is comprised of the Fund, its Expense Group and all other similar funds underlying variable insurance products with similar 12b-1/non-12b-1 structures, excluding outliers (the “Expense Universe”). The Fund’s total expenses were also compared with those of its Expense Universe.

The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above the Expense Group average.

22

The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.

The Board noted that DMC, and not the Fund, pays the sub-advisory fees to the Affiliated Sub-Advisers and, accordingly, that the retention of the Affiliated Sub-Advisers does not increase the fees and expenses incurred by the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreement and to the Affiliated Sub-Advisers under the Sub-Advisory Agreements was reasonable.

Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the Delaware Funds complex, including the current. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.

Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to the Fund and the Delaware Funds as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the Delaware Funds; the benefits from allocation of fund brokerage to improve trading efficiencies; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the Delaware Funds. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Fund.

Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Fund and the ongoing commitment of DMC and its affiliates to the Fund, the Board did not find that any ancillary benefits received by DMC and its affiliates were unreasonable.

Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, approved the continuation of DMC’s Investment Management Agreement and of the Affiliated Sub-Advisers’ Sub-Advisory Agreements for an additional one-year period.

23

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee

Shawn K. Lytle[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	126	Macquarie Asset Management[3] (2015–Present) -Global Head of Macquarie Asset Management Public Investments (2019–Present) -Head of Americas of Macquarie Group (2017–Present)	None

Independent Trustees

Jerome D. Abernathy 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	126	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) -Managing Member (1993–Present)	None

Ann D. Borowiec 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1958	Trustee	Since March 2015	126	J.P. Morgan Chase & Co. (1987–2013) -Chief Executive Officer, Private Wealth Management (2011–2013)	Banco Santander International (2016–2019) Santander Bank, N.A. (2016–2019)

Joseph W. Chow 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1953	Trustee	Since January 2013	126	Private Investor (2011–Present)	None

H. Jeffrey Dobbs 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1955	Trustee	Since April 2019[4]	126	KPMG LLP (2002–2015) -Global Sector Chairman, Industrial Manufacturing (2010–2015)	TechAccel LLC (2015–Present) PatientsVoices, Inc. (2018–Present) Valparaiso University Board (2012–Present) Ivy Funds Complex (2019–2021)

24

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

John A. Fry 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1960	Trustee	Since January 2001	126	Drexel University -President (2010–Present)	Federal Reserve
Bank of Philadelphia
(2020–Present)
FS Credit Real Estate
Income Trust, Inc.
(2018–Present)
vTv Therapeutics Inc.
(2017–Present)
Community Health
Systems
(2004–Present)
Drexel Morgan & Co.
(2015–2019)

Joseph Harroz, Jr. 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1967	Trustee	Since November 1998[4]	126	University of Oklahoma
-President
(2020–Present)
-Interim President
(2019–2020)
-Vice President and
Dean, College of Law
(2010–2019)
Brookhaven
Investments LLC
(commercial enterprises)
-Managing Member
(2019–Present)
St. Clair, LLC
(commercial enterprises)
-Managing Member
				(2019–Present)	OU Medicine, Inc. (2020–Present) Big 12 Athletic Conference (2019–Present) Valliance Bank (2007–Present) Ivy Funds Complex (1998–2021)

Sandra A.J. Lawrence 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1957	Trustee	Since April 2019[4]	126	Children’s Mercy Hospitals and Clinics (2005–2019) -Chief Administrative Officer (2016–2019)	Brixmor Property
Group Inc.
(2021–Present)
Sera Prognostics Inc.
(biotechnology)
(2021–Present)
Recology
(resource recovery)
(2021–Present)
Evergy, Inc., Kansas City
Power & Light Company,
KCP&L Greater Missouri
Operations Company,
Westar Energy, Inc. and
Kansas Gas and Electric
Company (related utility
companies)
(2018–Present)
National Association of
Corporate Directors
(2017–Present)
Ivy Funds Complex
(2019–2021)
American Shared Hospital
Services (medical device)
(2017–2021)
Westar Energy (utility)
(2004–2018)

25

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Frances A. Sevilla-Sacasa 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	Since September 2011	126	Banco Itaú International -Chief Executive Officer (2012–2016)	Florida Chapter of
National Association of
Corporate Directors
(2021–Present)
Callon Petroleum
Company
(2019–Present)
Camden Property Trust
(2011–Present)
New Senior Investment
Group Inc. (2021)
Carrizo Oil & Gas, Inc.
					(2018–2019)

Thomas K. Whitford 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Chair and Trustee	Trustee since January 2013 Chair since January 2023	126	PNC Financial Services Group (1983–2013) -Vice Chairman (2009–2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022) HSBC Finance Corporation (2013–2018)

Christianna Wood 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	126	Gore Creek Capital, Ltd. -Chief Executive Officer and President (2009–Present)	The Merger Fund
(2013–2021),
The Merger Fund VL
(2013–2021),
WCM Alternatives:
Event-Driven Fund
(2013–2021),
and WCM
Alternatives:
Credit Event Fund
(2017–2021)
Grange Insurance
(2013–Present)
H&R Block Corporation
					(2008–Present)

Janet L. Yeomans 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1948	Trustee	Since April 1999	126	3M Company (1995–2012) -Vice President and Treasurer (2006–2012)	Okabena Company (2009–2017)

Officers

David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	126	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	None[5]

Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	126	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	None[5]

26

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Richard Salus 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	126	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	None

[1]	“Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.
[2]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Series’ investment advisor.
[3]	Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Series’ investment advisor, principal underwriter, and transfer agent.
[4]	Includes time served on the Board of Ivy Funds prior to the date when Ivy Funds joined the Delaware Funds complex.
[5]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust, and he is Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

27

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Form N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(2700499)

AR-VIPGI-0223

Delaware VIP® Trust Delaware VIP Growth Equity Series December 31, 2022

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is a full-service asset manager offering a diverse range of products across public and private markets including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and asset finance. The Public Investments business is a part of MAM and includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2022, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® Growth Equity Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2023 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review

Delaware VIP® Trust — Delaware VIP Growth Equity Series

December 31, 2022 (Unaudited)

The investment objective of the Series is to seek long-term growth of capital.

The portfolio management team for the Series changed effective May 31, 2022.

For the fiscal year ended December 31, 2022, Delaware VIP Growth Equity Series (the “Series”) Standard Class shares fell 26.60%. Returns reflect reinvestment of all dividends. By comparison, the Series’ benchmark, the Russell 1000® Growth Index, fell 29.14% for the same period. Past performance does not guarantee future results. For complete, annualized performance of Delaware VIP Growth Equity Series, please see the table on page 3. Please see page 4 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Market review

After solid gains of 38.5% and 27.6%, respectively, for 2020 and 2021, the Russell 1000 Growth Index posted a sizable drawdown of 29.1% for calendar year 2022. To keep things in perspective, this marked the benchmark’s first year of a significant loss since the 2008 global financial crisis. Furthermore, over the past 10 years, the index rose a cumulative 274%.

While value styles shined during 2022, there were also moments of clarity wherein investors were drawn back to business quality – profitability, cash flow, and competitive advantage – as a necessary consideration. The market’s hunt for the next “thematic” trade, whether that be peak interest rates, lower inflation, or a US Federal Reserve policy pivot, was not a sustainable and repeatable investment strategy. It is not surprising that in a period when the relative growth of many “hyper-growth” companies disappointed, investors returned to a theme with lasting power – business quality. The gains realized during 2020 and early 2021 in many low-quality, hyper-growth companies were based on unsustainable growth-rate expectations, which led to disappointment during 2022.

There were some key events that occurred in 2022 that will shape the outlook for the coming year. Particularly notable was the aggressive increase of interest rates. The Fed raised rates 4.25%, starting at near zero in March 2022 and ending the year at 4.375%. Additionally, starting in June 2022, the Fed initiated quantitative tightening by reducing its balance sheet by $80 to $90 billion per month. The inversion of the yield curve provided support for those arguing a recession is on the horizon.

This aggressive policy response was necessary as inflation hit a four-decade high. While a portion of the sharp move higher in inflation was attributable to unique circumstances associated with the pandemic, such as supply disruptions and continued China COVID-19 lockdowns, the services component continued to remain elevated. Exiting the year, the Fed made it clear that it wants to address the “stable prices” portion of its dual mandate and that it, too, believes some amount of economic pain is required to get there.

Labor markets remained strong throughout the year. The unemployment rate remained at a 50-year low despite the Fed’s tightening and clear signals of economic slowing. One of these signals was the move lower in manufacturing data with headline data hovering around contraction territory. Housing data weakened as activity was directly affected by the higher rates, which more than doubled from their lows, cratering affordability. The ripple effects from a slowdown in housing can easily turn into waves given its importance to the overall economy.

Within the Series

Our strategy is anchored by our beliefs (supported by empirical evidence) that business quality is more persistent than growth, the market structurally undervalues quality businesses, and wide-moat (dominant) growth companies with attractive risk-reward profiles are the soundest vehicles for long-term compounding of wealth. As such, the Series continues to feature what we consider to be high-quality, wide-moat companies supported by secular growth tailwinds and reasonable valuations.

From a sector perspective, stock selection in financials, materials, and consumer discretionary contributed. Overweight positions to the industrials, financials, and consumer discretionary sectors also added to relative outperformance. Detractors included the consumer staples (both selection and allocation), energy (allocation), and industrials (selection) sectors.

The financials sector was the largest contributor to performance. While the Series overweight position to a relatively strong sector partly drove this, stock selection also significantly contributed. Leading positions were in American Express Co., W. R. Berkley Corp., Ameriprise Financial Inc., and Intercontinental Exchange Inc.

1

Portfolio management review

Delaware VIP® Trust — Delaware VIP Growth Equity Series

The consumer discretionary sector also drove positive performance from both allocation and selection. The sector was under pressure during the year, and the Series’ underweight exposure helped. Regarding selection, lack of exposure to Tesla Inc. accounted for most of the Series’ consumer discretionary sector’s contribution. We remain convinced the auto industry will become more competitive over time, and Tesla is overpriced relative to its realizable future earnings. Other contributors, of lesser magnitude, included AutoZone Inc., LVMH Moet Hennessy Louis Vuitton SE Unsponsored ADR, and Ferrari NV.

The Series’ position in Westlake Corp. drove strong outperformance within the materials sector. Within the consumer discretionary sector, the lack of exposure to Netflix, Inc. was positive for performance. Other notable overweight positions in the Series that added to performance included Motorola Solutions Inc., VeriSign Inc., and CoStar Group Inc. Each of these names provide critical components or services to their customers that help their businesses to perform well in periods of economic weakness.

Energy detracted during the measurement period as the Series lacked exposure here. Rising commodity prices related to unfortunate geopolitical events drove energy stock results. Since we are not macro or commodity investors, we will not chase performance in companies that do not meet our business model hurdles. Thus, we remain comfortable with the Series’ lack of exposure to what we view as transitory trends.

The weakness in the consumer staples sector was driven both by selection and allocation. This sector was seen as a play of safety and stability, which helped it outperform during the market drawdown. The Series’ underweight allocation to what was a relatively strong sector hurt performance the most.

The industrials sector was mixed, with a strong contribution from the Series’ overweight exposure to a strong sector. However, poor stock selection within industrials offset that gain.

We are full of optimism that the current environment, while volatile, is extremely ripe for active stock picking to generate significant value. It is unlikely that we will return to a zero-rate environment and with that regime change comes a different set of standards. Higher valuation levels and access to capital will have to be earned through consistent growth, strong cash generation, strong profitability, and disciplined capital management. The days of free money and an “everyone wins” mentality is likely behind us.

We believe this regime change will highlight the importance of high-quality stock selection and the minimization, through a disciplined process, of behavioral mistakes. The likelihood of false positives, or mistakes, has already dramatically increased in the post-pandemic reopening euphoria, and we believe this will likely continue to increase over the coming years. The tendency to favor growth as a way to validate quality will be exposed as a poor investment strategy resulting in a high degree of what we call “growth flame-outs” that can be associated with material disappointment.

Inflationary pressures are cooling, but they may prove to be more resilient. This is important because the persistence of inflation could keep the Fed involved longer, which has negative ramifications on economic activity both for 2023 and likely for 2024. Risk assets (cyclicals and high growth) will periodically react positively to the concept of a “Fed pivot” wherein the central bank would slow or pause its rate hikes, thereby creating a bullish narrative. We believe these “risk-on” events will be difficult to sustain until expectations are reset materially lower and overly optimistic outlooks are extinguished.

Investors should favor these high-quality stocks through cycles, and especially in periods of downside volatility, as we believe quality-first investing is a superior long-term strategy for durable compounding. If downside volatility does not surface, we believe our portfolio of high-quality growth stocks will likewise shine as their “growthy” attributes will prove to be more sustainable, remain underappreciated and allow for strong upside participation.

Our conviction is high as we believe business quality is more persistent than growth, and through-the-cycle outperformance can be achieved through a disciplined stock selection process that prioritizes high-quality business models first and growth second.

2

Performance summary (Unaudited)

Delaware VIP® Trust — Delaware VIP Growth Equity Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2022
	1 year	3 year	5 year	10 year
Standard Class shares (commenced operations on November 8, 1999)	-26.60%	+9.79%	+9.63%	+13.06%
Russell 1000 Growth Index	-29.14%	+7.79%	+10.96%	+14.10%

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Standard Class shares of the Series was 0.75%, while total operating expenses for Standard Class shares were 0.75%. The management fee for Standard Class shares was 0.65%. The expense ratios may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

The Series adopted the performance of the First Investors Life Series Growth Equity Fund (Predecessor Series) as the result of a reorganization of the Predecessor Series into the Series, which was consummated after the close of business on October 4, 2019 (Reorganization). The Series had not yet commenced operations prior to the Reorganization. The returns shown for periods ending on or prior to October 4, 2019 reflect the performance and expenses of the Predecessor Series. The returns shown for periods after October 4, 2019 reflect the performance and expenses of the Series.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for Standard Class shares during some or all of the periods shown in the “Series and benchmark performance” table above and in the “Performance of a $10,000 Investment” graph on the next page. Performance would have been lower had expense limitations not been in effect.

Performance data do not include any fees or sales charges imposed by variable insurance contracts. This fund doesn’t have any deferred sales charges. Performance shown here would have been reduced if such fees were included. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies. Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

3

Performance summary (Unaudited)

Delaware VIP® Trust — Delaware VIP Growth Equity Series

Performance of a $10,000 investment

For the period December 31, 2012 through December 31, 2022

	Starting value	Ending value
Russell 1000 Growth Index	$10,000	$37,397
Delaware VIP Growth Equity Series — Standard Class shares	$10,000	$34,129

The graph shows a $10,000 investment in Delaware VIP Growth Equity Series Standard Class shares for the period from December 31, 2012 through December 31, 2022.

The graph also shows $10,000 invested in the Russell 1000 Growth Index for the period from December 31, 2012 through December 31, 2022.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

4

Disclosure of Series expenses

For the six-month period from July 1, 2022 to December 31, 2022 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2022 to December 31, 2022.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual Series return†
Standard Class	$1,000.00	$1,005.80	0.80%	$4.04
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.17	0.80%	$4.08

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of any Underlying Funds.

5

Security type / sector allocations and top 10 equity holdings

Delaware VIP® Trust — Delaware VIP Growth Equity Series

As of December 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stocks	99.89%
Communication Services	9.08%
Consumer Discretionary	13.45%
Consumer Staples	3.63%
Financials	5.19%
Healthcare	10.65%
Industrials	10.56%
Information Technology*	47.33%
Short-Term Investments	0.22%
Total Value of Securities	100.11%
Liabilities Net of Receivables and Other Assets	(0.11)%
Total Net Assets	100.00%

*	To monitor compliance with the Series’ concentration guidelines as described in the Series’ Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Information Technology sector consisted of Commercial Services, Computers, Diversified Financial Services, Internet, Semiconductors, Software, and Telecommunications. As of December 31, 2022, such amounts, as a percentage of total net assets, were 1.03%, 5.59%, 6.04%, 4.83%, 3.31%, 21.72%, and 4.81%, respectively. The percentage in any such single industry will comply with the Series’ concentration policy even if the percentage in the Information Technology sector for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Microsoft	12.41%
Apple	5.59%
Alphabet Class A	5.08%
Visa Class A	4.88%
VeriSign	4.83%
Motorola Solutions	4.81%
Amazon.com	4.44%
CoStar Group	4.38%
UnitedHealth Group	4.38%
Coca-Cola	3.62%

6

Schedule of investments

Delaware VIP® Trust — Delaware VIP Growth Equity Series

December 31, 2022

	Number of	Value
	shares	(US $)
Common Stocks — 99.89% t
Communication Services — 9.08%
Alphabet Class A †	51,679	$4,559,638
Alphabet Class C †	8,001	709,929
Electronic Arts	23,574	2,880,271
		8,149,838
Consumer Discretionary — 13.45%
Amazon.com †	47,403	3,981,852
Booking Holdings †	682	1,374,421
Ferrari	10,054	2,153,768
Home Depot	3,898	1,231,222
LVMH Moet Hennessy Louis Vuitton ADR	11,127	1,611,968
NIKE Class B	14,674	1,717,005
		12,070,236
Consumer Staples — 3.63%
Coca-Cola	51,162	3,254,415
		3,254,415
Financials — 5.19%
Intercontinental Exchange	21,720	2,228,255
S&P Global	7,242	2,425,635
		4,653,890
Healthcare — 10.65%
Cooper	5,696	1,883,496
Danaher	4,974	1,320,199
Intuitive Surgical †	5,186	1,376,105
UnitedHealth Group	7,410	3,928,634
Veeva Systems Class A †	1,407	227,062
Zoetis	5,607	821,706
		9,557,202
Industrials — 10.56%
CoStar Group †	50,903	3,933,784
Equifax	2,279	442,947
J.B. Hunt Transport Services	10,269	1,790,503
TransUnion	28,839	1,636,613
Union Pacific	3,631	751,871
Verisk Analytics	5,226	921,971
		9,477,689
Information Technology — 47.33%
Adobe †	5,976	2,011,103
Apple	38,600	5,015,298
Autodesk †	6,029	1,126,639
Broadridge Financial Solutions	12,856	1,724,375
Intuit	5,936	2,310,410
Mastercard Class A	2,989	1,039,365
Microsoft	46,436	11,136,281
Motorola Solutions	16,744	4,315,096
NVIDIA	20,342	2,972,780
PayPal Holdings †	13,010	926,572
Salesforce †	8,908	1,181,112
VeriSign †	21,083	4,331,292
Visa Class A	21,081	4,379,789
		42,470,112
Total Common Stocks (cost $88,741,827)		89,633,382

Short-Term Investments — 0.22%
Money Market Mutual Funds — 0.22%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.03%)	49,138	49,138
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.06%)	49,138	49,138
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.23%)	49,138	49,138
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.11%)	49,139	49,139
Total Short-Term Investments (cost $196,553)		196,553
Total Value of Securities — 100.11% (cost $88,938,380)		$89,829,935

[t]	Narrow industries are utilized for compliance purposes for concentration whereas broad sectors are used for financial reporting.
†	Non-income producing security.

Summary of abbreviations:

ADR – American Depositary Receipt

S&P – Standard & Poor’s Financial Services LLC

See accompanying notes, which are an integral part of the financial statements.

7

Statement of assets and liabilities

Delaware VIP® Trust — Delaware VIP Growth Equity Series

December 31, 2022

Assets:
Investments, at value*	$89,829,935
Dividends receivable	26,649
Receivable for series shares sold	8,360
Foreign tax reclaims receivable	1,174
Prepaid expenses	26
Other assets	901
Total Assets	89,867,045
Liabilities:
Due to custodian	534
Other accrued expenses	67,470
Investment management fees payable to affiliates	48,358
Payable for series shares redeemed	8,970
Administration expenses payable to affiliates	7,008
Total Liabilities	132,340
Total Net Assets	$89,734,705

Net Assets Consist of:
Paid-in capital	$62,943,288
Total distributable earnings (loss)	26,791,417
Total Net Assets	$89,734,705

Net Asset Value
Standard Class:
Net assets	$89,734,705
Shares of beneficial interest outstanding, unlimited authorization, no par	5,717,465
Net asset value per share	$15.69

* Investments, at cost	$88,938,380

See accompanying notes, which are an integral part of the financial statements.

8

Statement of operations

Delaware VIP® Trust — Delaware VIP Growth Equity Series

Year ended December 31, 2022

Investment Income:
Dividends	$907,676
Foreign tax withheld	(1,761)
905,915
Expenses:
Management fees	662,405
Accounting and administration expenses	54,146
Audit and tax fees	30,356
Dividend disbursing and transfer agent fees and expenses	25,147
Reports and statements to shareholders expenses	16,568
Legal fees	16,145
Trustees’ fees and expenses	5,084
Custodian fees	3,818
Registration fees	4
Other	4,256
817,929
Less expenses waived	(15,562)
Total operating expenses	802,367
Net Investment Income (Loss)	103,548

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	25,798,369
Net change in unrealized appreciation (depreciation) on investments	(60,157,570)
Net Realized and Unrealized Gain (Loss)	(34,359,201)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(34,255,653)

See accompanying notes, which are an integral part of the financial statements.

9

Statements of changes in net assets

Delaware VIP® Trust — Delaware VIP Growth Equity Series

	Year ended
	12/31/22	12/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$103,548	$(39,535)
Net realized gain (loss)	25,798,369	20,236,259
Net change in unrealized appreciation (depreciation)	(60,157,570)	19,836,439
Net increase (decrease) in net assets resulting from operations	(34,255,653)	40,033,163

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(20,195,621)	(5,241,382)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	3,379,444	3,102,696

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	20,195,621	5,241,382
	23,575,065	8,344,078
Cost of shares redeemed:
Standard Class	(11,249,076)	(17,600,858)
Increase (decrease) in net assets derived from capital share transactions	12,325,989	(9,256,780)
Net Increase (Decrease) in Net Assets	(42,125,285)	25,535,001

Net Assets:
Beginning of year	131,859,990	106,324,989
End of year	$89,734,705	$131,859,990

See accompanying notes, which are an integral part of the financial statements.

10

Financial highlights

Delaware VIP® Growth Equity Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19[1]	12/31/18
Net asset value, beginning of period	$26.34	$19.79	$16.53	$14.14	$15.87

Income (loss) from investment operations:
Net investment income (loss)[2]	0.02	(0.01)	0.01	0.07	0.05
Net realized and unrealized gain (loss)	(6.55)	7.56	4.39	3.28	(0.57)
Total from investment operations	(6.53)	7.55	4.40	3.35	(0.52)

Less dividends and distributions from:
Net investment income	—	(0.01)	(0.07)	(0.05)	(0.06)
Net realized gain	(4.12)	(0.99)	(1.07)	(0.91)	(1.15)
Total dividends and distributions	(4.12)	(1.00)	(1.14)	(0.96)	(1.21)

Net asset value, end of period	$15.69	$26.34	$19.79	$16.53	$14.14

Total return[3]	(26.60)%[4]	39.23%	29.50%[4]	24.35%[4]	(3.79)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$89,735	$131,860	$106,325	$91,962	$73,629
Ratio of expenses to average net assets	0.79%	0.75%	0.80%	0.82%	0.81%
Ratio of expenses to average net assets prior to fees waived	0.80%	0.75%	0.83%	0.84%	0.81%
Ratio of net investment income (loss) to average net assets	0.10%	(0.03)%	0.04%	0.43%	0.34%
Ratio of net investment income (loss) to average net assets prior to fees waived	0.09%	(0.03)%	0.01%	0.41%	0.34%
Portfolio turnover	105%	31%	37%	45%	31%

[1]	On October 4, 2019, the First Investors Life Series Select Growth Fund shares were reorganized into Standard Class shares of the Series. The Standard Class shares financial highlights for the period prior to October 4, 2019, reflect the performance of the First Investors Life Series Select Growth Fund shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[4]	Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

11

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Growth Equity Series

December 31, 2022

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 12 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Growth Equity Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee. The shares of the Series are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Equity Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Open-end investment companies, other than ETFs, are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Series’ valuation designee, Delaware Management Company (DMC). Subject to the oversight of the Series’ Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities for which market quotations are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities and private placements are valued at fair value.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2022, and for all open tax years (years ended December 31, 2019–December 31, 2021), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regard to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests that may date back to the inception of the Series. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2022, the Series did not incur any interest or tax penalties.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Income and capital gain distributions from any Underlying Funds in which the Series invests are recorded on the ex-dividend date. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

12

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2022, the Series earned less than $1 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual series operating expenses from exceeding 0.80% of the Series’ average daily net assets from January 1, 2022 through December 31, 2022.* These waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

Prior to May 31, 2022, Smith Asset Management Group, L.P. (Smith) furnished investment sub-advisory services to the Series. For these services, DMC, not the Series, paid Smith a fee, which was based on 0.20% of the aggregate average daily net assets of the Series and Delaware Growth Equity Fund.

Macquarie Investment Management Global Limited (MIMGL), an affiliate of DMC, serves as the Series’ sub-advisor and manages the Series’ assets. In addition, Macquarie Funds Management Hong Kong Limited (MFMHKL, and together with MIMGL, the “Affiliated Sub-Advisors”), an affiliate of the Manager, may execute security trades for the Series. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2022, the Series paid $8,486 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2022, the Series paid $7,868 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Series. For the year ended December 31, 2022, the Series paid $13,490 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and Delaware Distributors, L.P. are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

(continues)	13

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Growth Equity Series

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of any Underlying Funds including ETFs in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

*	The aggregate contractual waiver period covering this report is from April 30, 2021 through April 29, 2023.

3. Investments

For the year ended December 31, 2022, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$107,354,215
Sales	113,850,207

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation), which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of investments	$89,064,287
Aggregate unrealized appreciation of investments	$5,719,315
Aggregate unrealized depreciation of investments	(4,953,667)
Net unrealized appreciation of investments	$765,648

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 −	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 −	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 −	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

14

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2022:

Level 1
Securities
Assets:
Common Stocks	$89,633,382
Short-Term Investments	196,553
Total Value of Securities	$89,829,935

During the year ended December 31, 2022, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Series’ net assets. During the year ended December 31, 2022, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:

	Year ended
	12/31/22	12/31/21
Ordinary income	$897,278	$36,986
Long-term capital gains	19,298,343	5,204,396
Total	$20,195,621	$5,241,382

5. Components of Net Assets on a Tax Basis

As of December 31, 2022, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$62,943,288
Undistributed ordinary income	101,959
Undistributed long-term capital gains	25,923,810
Unrealized appreciation of investments	765,648
Net assets	$89,734,705

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2022, the Series had no reclassifications.

(continues)	15

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Growth Equity Series

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/22	12/31/21
Shares sold:
Standard Class	179,422	142,140

Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,139,065	243,559
	1,318,487	385,699
Shares redeemed:
Standard Class	(607,610)	(751,455)

Net increase (decrease)	710,877	(365,756)

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $355,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 31, 2022.

On October 31, 2022, the Series, along with the other Participants, entered into an amendment to the Agreement for a $355,000,000 revolving line of credit to be used as described above. It operates in substantially the same manner as the original Agreement. Under the amendment to the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the Agreement expires on October 30, 2023.

The Series had no amounts outstanding as of December 31, 2022, or at any time during the year then ended.

8. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by the Series is generally invested in an individual separate account. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by

16

US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended December 31, 2022, the Series had no securities out on loan.

9. Credit and Market Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Series invests will cause the NAV of the Series to fluctuate.

The Series invests in growth stocks, which reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of December 31, 2022, there were no Rule 144A securities held by the Series.

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

(continues)	17

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Growth Equity Series

11. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2022, that would require recognition or disclosure in the Series’ financial statements.

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Growth Equity Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Growth Equity Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the four years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Series as of and for the year ended December 31, 2018 and the financial highlights for the year ended December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and transfer agents. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 23, 2023

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

Other Series information (Unaudited)

Delaware VIP® Trust — Delaware VIP Growth Equity Series

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2022, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	95.56%
(B) Ordinary Income Distributions (Tax Basis)	4.44%
Total Distributions (Tax Basis)	100.00%
(C) Qualified Dividends[1]	98.19%

(A)	and (B) are based on a percentage of the Series’ total distributions.
(C)	is based on the Series’ ordinary income distributions.
[1]	Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 9-11, 2022

At a meeting held on August 9-11, 2022 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Delaware VIP Growth Equity Series (the “Fund”) Investment Management Agreement with Delaware Management Company (“DMC”); and the Sub-Advisory Agreement with Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong Limited (“MFMHKL” and together with MIMGL, the “Affiliated Sub-Advisers”).

Prior to the Meeting, including at a Board meeting held in May 2022, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the applicable Investment Committee, with each Investment Committee assisting the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Investment Management Agreement and the Sub-Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2022. In considering and approving the Investment Management Agreement and the Sub-Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Fund’s Investment Management Agreement and the Sub-Advisory Agreements, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).

The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Investment Management Agreement and the Sub-Advisory Agreements for a one-year term. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.

Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Fund by DMC under its Investment Management Agreement and the experience of the officers and employees of DMC who provide these services, including the Fund’s portfolio managers. The Board’s review included consideration of DMC’s investment process and oversight and research and analysis capabilities, and its ability to attract and retain qualified investment professionals. The Board considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, valuation, and compliance risks. The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates. The Board also considered non-advisory services that DMC and its affiliates provide to the Delaware Funds, including third party oversight, transfer agent, internal audit, valuation, portfolio trading, and legal and compliance. The Board took into account the benefits to shareholders of investing in a Fund that is part of a family of funds managed by an affiliate of Macquarie Group Ltd. (“Macquarie”), the parent company of DMC, and the resources available to DMC as part of Macquarie’s global asset management business.

The Board received and considered various information with respect to the services provided by the Affiliated Sub-Advisers under the Sub-Advisory Agreements and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board considered the division of responsibilities between DMC and the Affiliated Sub-Advisers and the oversight provided by DMC. The Board considered the expertise of the Affiliated Sub-Advisers with respect to certain asset classes and/or investment styles. The Affiliated Sub-Advisers are part of Macquarie’s global investment platform that has offices and personnel that are located around the world. As a result, the Board noted that DMC had stated that the Affiliated Sub-Advisers can provide research, investment and trading analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades, as applicable. The Board took into account that the Sub-Advisory Agreements may benefit the Fund and its shareholders by permitting DMC to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund by DMC and the Affiliated Sub-Advisers.

Investment performance. The Board received and considered information with respect to the investment performance of the Fund, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting. The Broadridge reports prepared for the Fund showed its investment performance in comparison to a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used by Broadridge to select the funds in the Performance Universe. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year or since inception periods, as applicable, ended December 31, 2021.

The Performance Universe for the Fund consisted of the Fund and all multi-cap growth funds underlying variable insurance products, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the first quartile and for the 3-, 5-, and 10-year periods was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed for the 1-year period and underperformed its benchmark index for the 3-, 5-, and 10-year periods. The Board, however, noted that the investment performance of the current portfolio management team only began as of May 2022. The Board noted the explanations from DMC concerning the reasons for the Fund’s relative performance versus its benchmark for the various periods.

Comparative expenses. The Board received and considered expense data for the Fund. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also considered on the comparative analysis of contractual management fees and actual total expense ratios of the Fund versus contractual management fees and actual total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds were similar in size to the Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with the Fund’s expense universe, which is comprised of the Fund, its Expense Group and all other similar funds underlying variable insurance products with similar 12b-1/non-12b-1 structures, excluding outliers (the “Expense Universe”). The Fund’s total expenses were also compared with those of its Expense Universe.

The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were below its Expense Group average.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly

Other Series information (Unaudited)

Delaware VIP® Trust — Delaware VIP Growth Equity Series

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 9-11, 2022 (continued)

greater scope of services, and compliance, reporting and other legal burdens and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.

The Board noted that DMC, and not the Fund, pays the sub-advisory fees to the Affiliated Sub-Advisers and, accordingly, that the retention of the Affiliated Sub-Advisers does not increase the fees and expenses incurred by the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreement and to the Affiliated Sub-Advisers under the Sub-Advisory Agreements was reasonable.

Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the Delaware Funds complex, including the current breakpoints. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.

Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to the Fund and the Delaware Funds as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the Delaware Funds; the benefits from allocation of fund brokerage to improve trading efficiencies; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the Delaware Funds. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Fund.

Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Fund and the ongoing commitment of DMC and its affiliates to the Fund, the Board did not find that any ancillary benefits received by DMC and its affiliates were unreasonable.

Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, approved the continuation of DMC’s Investment Management Agreement and of the Affiliated Sub-Advisers’ Sub-Advisory Agreements for an additional one-year period.

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee

Shawn K. Lytle[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	126	Macquarie Asset Management[3] (2015–Present) -Global Head of Macquarie Asset Management Public Investments (2019–Present) -Head of Americas of Macquarie Group (2017–Present)	None

Independent Trustees

Jerome D. Abernathy 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	126	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) -Managing Member (1993–Present)	None

Ann D. Borowiec 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1958	Trustee	Since March 2015	126	J.P. Morgan Chase & Co. (1987–2013) -Chief Executive Officer, Private Wealth Management (2011–2013)	Banco Santander International (2016–2019) Santander Bank, N.A. (2016–2019)

Joseph W. Chow 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1953	Trustee	Since January 2013	126	Private Investor (2011–Present)	None

H. Jeffrey Dobbs 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1955	Trustee	Since April 2019[4]	126	KPMG LLP (2002–2015) -Global Sector Chairman, Industrial Manufacturing (2010–2015)	TechAccel LLC (2015–Present) PatientsVoices, Inc. (2018–Present) Valparaiso University Board (2012–Present) Ivy Funds Complex (2019–2021)

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

John A. Fry 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1960	Trustee	Since January 2001	126	Drexel University -President (2010–Present)	Federal Reserve
Bank of Philadelphia
(2020–Present)
FS Credit Real Estate
Income Trust, Inc.
(2018–Present)
vTv Therapeutics Inc.
(2017–Present)
Community Health
Systems
(2004–Present)
Drexel Morgan & Co.
(2015–2019)

Joseph Harroz, Jr. 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1967	Trustee	Since November 1998[4]	126	University of Oklahoma
-President
(2020–Present)
-Interim President
(2019–2020)
-Vice President and
Dean, College of Law
(2010–2019)
Brookhaven
Investments LLC
(commercial enterprises)
-Managing Member
(2019–Present)
St. Clair, LLC
(commercial enterprises)
-Managing Member
				(2019–Present)	OU Medicine, Inc. (2020–Present) Big 12 Athletic Conference (2019–Present) Valliance Bank (2007–Present) Ivy Funds Complex (1998–2021)

Sandra A.J. Lawrence 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1957	Trustee	Since April 2019[4]	126	Children’s Mercy Hospitals and Clinics (2005–2019) -Chief Administrative Officer (2016–2019)	Brixmor Property
Group Inc.
(2021–Present)
Sera Prognostics Inc.
(biotechnology)
(2021–Present)
Recology
(resource recovery)
(2021–Present)
Evergy, Inc., Kansas City
Power & Light Company,
KCP&L Greater Missouri
Operations Company,
Westar Energy, Inc. and
Kansas Gas and Electric
Company (related utility
companies)
(2018–Present)
National Association of
Corporate Directors
(2017–Present)
Ivy Funds Complex
(2019–2021)
American Shared Hospital
Services (medical device)
(2017–2021)
Westar Energy (utility)
(2004–2018)

24

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Frances A. Sevilla-Sacasa 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	Since September 2011	126	Banco Itaú International -Chief Executive Officer (2012–2016)	Florida Chapter of
National Association of
Corporate Directors
(2021–Present)
Callon Petroleum
Company
(2019–Present)
Camden Property Trust
(2011–Present)
New Senior Investment
Group Inc. (2021)
Carrizo Oil & Gas, Inc.
					(2018–2019)

Thomas K. Whitford 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Chair and Trustee	Trustee since January 2013 Chair since January 2023	126	PNC Financial Services Group (1983–2013) -Vice Chairman (2009–2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022) HSBC Finance Corporation (2013–2018)

Christianna Wood 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	126	Gore Creek Capital, Ltd. -Chief Executive Officer and President (2009–Present)	The Merger Fund
(2013–2021),
The Merger Fund VL
(2013–2021),
WCM Alternatives:
Event-Driven Fund
(2013–2021),
and WCM
Alternatives:
Credit Event Fund
(2017–2021)
Grange Insurance
(2013–Present)
H&R Block Corporation
					(2008–Present)

Janet L. Yeomans 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1948	Trustee	Since April 1999	126	3M Company (1995–2012) -Vice President and Treasurer (2006–2012)	Okabena Company (2009–2017)

Officers

David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	126	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	None[5]

Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	126	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	None[5]

25

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Richard Salus 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	126	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	None

[1]	“Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.
[2]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Series’ investment advisor.
[3]	Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Series’ investment advisor, principal underwriter, and transfer agent.
[4]	Includes time served on the Board of Ivy Funds prior to the date when Ivy Funds joined the Delaware Funds complex.
[5]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust, and he is Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

26

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Form N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(2700499)

AR-VIPGE-0223

Delaware VIP® Trust Delaware VIP International Series December 31, 2022

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is a full-service asset manager offering a diverse range of products across public and private markets including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and asset finance. The Public Investments business is a part of MAM and includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2022, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® International Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2023 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review

Delaware VIP® Trust — Delaware VIP International Series

December 31, 2022 (Unaudited)

The investment objective of the Series is to seek long-term capital growth.

For the fiscal year ended December 31, 2022, Delaware VIP International Series (the “Series”) Standard Class shares declined 17.34% and Service Class shares declined 17.60%. These figures reflect all distributions reinvested. For the same period, the Series’ benchmark, the MSCI EAFE (Europe, Australasia, Far East) Index, declined 14.45% (net) and 14.01% (gross). Past performance does not guarantee future results. For complete, annualized performance of Delaware VIP International Series, please see the table on page 3. Please see page 4 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Market review

Central bank rhetoric started to change in late 2021. Nervousness then spread across markets as inflation, liquidity crunches, and higher interest rates, combined with geopolitical tensions and Russia’s invasion of Ukraine in February 2022, raised investor concerns. Several times during 2022, however, investors breathed a sigh of relief when there appeared to be sufficient consensus expectation that the worst is over, and that the US central bank would mutate from a hawk to a dove and would soon lower interest rates again.

The strongly rising inflation rate has resulted in large interest rate increases, particularly in the US, but also in Europe, with both beginning at a historically low level. Although the high inflation level means that higher returns on interest-bearing receivables are mostly counterbalanced by price increases, today these investments offer an alternative to buying shares, especially for those who believe that inflation is a passing phenomenon. At the same time, interest rate increases (nominal) mean that price-to-earnings (P/E) multiples in the stock market have fallen. Until the end of 2021, there was a strong belief that interest rates would remain low, and this was reflected in the pricing of certain parts of the stock market, bringing back memories of the bursting of the tech bubble in 2000. But gravity always strikes, and 2022 brought about a solid wake-up call for global investors.

Within the Series

The portfolio management team invests with the mindset of long-term business owners. Our research is focused on how well we think a company can deploy its capital and redeploy retained earnings. Therefore, the Series’ portfolio is built bottom-up (stock by stock) by selecting company stocks based on quantitative insights and qualitative assessments.

We use a multivariate risk model to identify what we view as potential contributors to and detractors from the Series’ performance against its benchmark. For the year ended December 31, 2022, active country and region weights had an overall negative impact on performance. The Series’ overweight positioning in France had a positive impact underpinned by positive attribution for all five stocks, whereas the opposite was true for the overweight positioning in Germany, with negative attribution from all four German companies. Germany was the single largest detractor from performance for the fiscal year. There were negative selection effects in the UK and Spain. In contrast, Switzerland, Sweden, and Japan showed positive selection effects. The Series’ overweight in Denmark and successful stock selection relative to its benchmark were positive.

At the sector level, having no exposure to financials and energy caused the largest drags on performance, with the rest of the Series’ sector allocations yielding a positive result. On balance, the Series’ stock selection was slightly negative, with the most negative results from stock selection within healthcare and industrials and the most positive results from stock selection within communication services and information technology. Overall, the Series’ underperformance was predominantly due to allocation and, to a relatively small extent, stock selection.

Three of the largest individual contributors to active performance were Novo Nordisk A/S, Sodexo SA, and Unilever PLC.

The Danish world-leading diabetes care company Novo Nordisk posted strong performance and raised its guidance three times in 2022, growing both sales and earnings by double-digit rates, including some tailwind effect from a strong US dollar. The company’s key franchises, diabetes (GLP-1) and obesity care, have strong growth rates and offer what we view as a very attractive combination of large and expanding addressable markets. Novo Nordisk is a leader in both. Obesity care is a big opportunity: globally, more than 760 million people are obese, but today very few are treated. With highly efficient drugs, obesity is becoming a therapeutic area that could play an important role in preventing other severe health implications related to obesity, such as risk of heart disease, stroke, and high blood pressure.

Sodexo, the French caterer and on-site food service solution provider, has finally regained its lost COVID-19 business. In 2022, annual revenues grew by as much as double-digits organically and profit margins improved, a very positive development. Sodexo has decided to focus

1

Portfolio management review

Delaware VIP® Trust — Delaware VIP International Series

on developing its food service to make it more pleasurable for employees to return to the workplace and, in the future, has decided to be more selective and limit itself to activity in no more than 50 countries worldwide. Mid-term targets (fiscal year 2024-2025) were revealed in connection with the Capital Markets Day in November. Organic revenue growth is expected to be around 6% to 8%. Sodexo is targeting a profit margin of more than 6% in fiscal year 2025.

Unilever, the British personal products giant and ice cream producer, has increased prices rapidly, leading to improved full-year growth expectations. Although volume suffered slightly toward the end of 2022, by the end of the third quarter, volume had only gone down 1.6% in that quarter. After a third-quarter acceleration in pricing of 12.5% versus 9.8% in the second quarter, Unilever upgraded its full-year organic sales guidance to more than 8% from its previous guidance that ranged from 4.5% to 6.5%. Regarding the inflationary headwind (net material inflation), Unilever continues to expect a drag of €4.5 billion in 2022. Anticipating further inflation in 2023, Unilever expects price increases to continue, amounting to €2 billion in the first of the year. Unilever reiterated an underlying margin expectation of 16% in 2022 and looks forward to improvements in 2023 and 2024, driven by pricing, cost takeout, and the positive effect from its product mix.

Conversely, three of the largest detractors from performance during the year were adidas AG, Fresenius Medical Care AG & Co. KGaA, and Amadeus IT Group SA.

German worldwide sports apparel company adidas’ shares were hurt by a challenging trading environment in China, caused by COVID-19 restrictions and industry-wide supply chain disruptions. In 2022, the company lowered its outlook a few times. China is a major driver behind the company’s growth challenges, as China is a profitable market for adidas as well as an important sourcing market. In effect, China’s zero-COVID policy has significantly affected adidas and has overshadowed its positive attributes as a company. Despite the current challenges, we are still confident that adidas will remain a very strong brand and has the ability to restore profitability relatively fast. We think the underlying profit margin potential is substantially higher for adidas than the current level, driven by operating leverage, higher direct-to-consumer content, and cost reductions after the sale of Reebok. In our opinion, once adidas reduces inventory at mark-down prices, it can then sustain higher margins.

We believe the world’s leading kidney dialysis company Fresenius Medical Care was in a perfect storm together with its competitors. COVID-19 has reduced the patient population, slowed clinic traffic, and increased patient costs. The industry works on a contract basis, and the final payors and prices for dialysis services have yet to be adjusted higher to reflect inflation. In essence, Fresenius Medical Care must absorb these higher costs until prices are renegotiated. In the management ranks there have been quite a few changes and more than we like. There have been different strategic views within the firm’s executive ranks. Due to these challenges, the stock price has suffered a lot, and we believe that the valuation is now attractive, provided that increased input costs can be passed on.

Amadeus IT Group is the global leader in ticketing software for the airline industry with a dominant market share. The profits of Amadeus IT Group are driven by the number of tickets sold, not the ticket price, which makes Amadeus a more stable business than its competitors. Global air travel is now recovering after COVID-19. Amadeus IT Group has confirmed an accelerating travel recovery approaching pre-pandemic levels. The US market is already above that level, while Asia Pacific and Europe are still below, but in rapid recovery. With the business model of Amadeus IT Group having minimal additional costs associated with issuing more tickets, we expect to see earnings improve rapidly as travel volumes recover.

The Series used foreign currency exchange contracts to facilitate the purchase and sale of equities traded on international exchanges. The effect of these contracts on performance was immaterial.

2

Performance summary (Unaudited)

Delaware VIP® Trust — Delaware VIP International Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2022
	1 year	3 year	5 year	10 year	Lifetime
Standard Class shares (commenced operations on April 16, 1990)	-17.34%	-1.81%	+0.76%	+4.12%	—
Service Class shares (commenced operations on December 14, 2020)	-17.60%	—	—	—	-5.61%
MSCI EAFE Index (net)	-14.45%	+0.87%	+1.54%	+4.67%	—
MSCI EAFE Index (gross)	-14.01%	+1.34%	+2.03%	+5.16%	—

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratios for Standard Class and Service Class shares of the Series were 0.86% and 1.16%, respectively, while total operating expenses for Standard Class and Service Class shares were 0.96% and 1.26%, respectively. The management fee for Standard Class and Service Class shares was 0.85%, and the annual distribution and service (12b-1) fee for Service Class shares was 0.30% of average daily net assets. The expense ratios may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

The Series adopted the performance of the First Investors Life Series International Fund (Predecessor Series) as the result of a reorganization of the Predecessor Series into the Series, which was consummated after the close of business on October 4, 2019 (Reorganization). The Series had not yet commenced operations prior to the Reorganization. The returns shown for periods ending on or prior to October 4, 2019 reflect the performance and expenses of the Predecessor Series. The returns shown for periods after October 4, 2019 reflect the performance and expenses of the Series.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during some or all of the periods shown in the “Series and benchmark performance” table above and in the “Performance of a $10,000 investment” graph on the next page. Performance would have been lower had expense limitations not been in effect.

Performance data do not include any fees or sales charges imposed by variable insurance contracts. This fund doesn’t have any deferred sales charges. Performance shown here would have been reduced if such fees were included. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

3

Performance summary (Unaudited)

Delaware VIP® Trust — Delaware VIP International Series

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

“Non-diversified” funds may allocate more of their net assets to investments in single securities than “diversified” funds. Resulting adverse effects may subject these funds to greater risks and volatility.

Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price at which a fund has valued them.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

Performance of a $10,000 investment

For the period December 31, 2012 through December 31, 2022

	Starting value	Ending value
MSCI EAFE Index (gross)	$10,000	$16,543
MSCI EAFE Index (net)	$10,000	$15,787
Delaware VIP International Series — Standard Class shares	$10,000	$14,969

The graph shows a $10,000 investment in Delaware VIP International Series Standard Class shares for the period from December 31, 2012 through December 31, 2022.

The graph also shows $10,000 invested in the MSCI EAFE Index for the period from December 31, 2012 through December 31, 2022.

The MSCI EAFE (Europe, Australasia, Far East) Index represents large- and mid-cap stocks across 21 developed markets, excluding the United States and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

4

Performance of Service Class shares will vary due to different charges and expenses.

Past performance does not guarantee future results.

5

Disclosure of Series expenses

For the six-month period from July 1, 2022 to December 31, 2022 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2022 to December 31, 2022.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual Series return†
Standard Class	$1,000.00	$1,026.80	0.86%	$4.39
Service Class	1,000.00	1,024.80	1.16%	5.92
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,020.87	0.86%	$4.38
Service Class	1,000.00	1,019.36	1.16%	5.90

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds) in which it invests, including exchange-traded funds. The table above does not reflect the expenses of any Underlying Funds.

6

Security type / country and sector allocations

Delaware VIP® Trust — Delaware VIP International Series

As of December 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / country	Percentage of net assets
Common Stocks by Country	98.58%
Denmark	4.18%
France	17.42%
Germany	12.28%
Japan	10.00%
Netherlands	6.20%
Spain	5.29%
Sweden	10.43%
Switzerland	13.47%
United Kingdom	19.31%
Exchange-Traded Funds	0.85%
Short-Term Investments	0.96%
Total Value of Securities	100.39%
Liabilities Net of Receivables and Other Assets	(0.39)%
Total Net Assets	100.00%

Common stock by sector	Percentage of net assets
Communication Services	4.96%
Consumer Discretionary	14.24%
Consumer Staples*	37.11%
Health Care	15.10%
Industrials	12.03%
Information Technology	9.88%
Materials	5.26%
Total	98.58%

*	To monitor compliance with the Series’ concentration guidelines as described in the Series’ Prospectus and Statement of Additional Information, the Consumer Staples sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Consumer Staples sector consisted of Beverages, Cosmetics/Personal Care, and Food. As of December 31, 2022, such amounts, as a percentage of total net assets were 6.88%, 12.89%, and 17.34%, respectively. The percentage in any such single industry will comply with the Series’ concentration policy even if the percentage in the Consumer Staples sector for financial reporting purposes may exceed 25%.

7

Schedule of investments

Delaware VIP® Trust — Delaware VIP International Series

December 31, 2022

	Number of shares	Value (US $)
Common Stocks — 98.58%∆
Denmark — 4.18%
Novo Nordisk Class B	53,380	$7,207,698
		7,207,698
France — 17.42%
Air Liquide	64,020	9,073,400
Danone	130,010	6,851,300
Orange	265,420	2,636,907
Publicis Groupe	52,320	3,327,873
Sodexo	84,880	8,130,134
		30,019,614
Germany — 12.28%
adidas AG	47,160	6,434,490
Fresenius Medical Care AG & Co.	105,320	3,446,455
Knorr-Bremse	61,480	3,359,007
SAP	76,720	7,916,021
		21,155,973
Japan — 10.00%
Asahi Group Holdings	52,800	1,657,141
Kao	156,500	6,266,439
KDDI	85,200	2,585,084
Makita	183,800	4,313,502
Seven & i Holdings	55,600	2,397,867
		17,220,033
Netherlands — 6.20%
Koninklijke Ahold Delhaize	372,010	10,688,174
		10,688,174
Spain — 5.29%
Amadeus IT Group †	175,410	9,116,119
		9,116,119
Sweden — 10.43%
Essity Class B	272,000	7,123,974
H & M Hennes & Mauritz Class B	280,980	3,022,295
Securitas Class B	938,000	7,816,929
		17,963,198
Switzerland — 13.47%
Nestle	85,640	9,923,181
Roche Holding	20,190	6,343,152
Swatch Group	24,390	6,937,295
		23,203,628
United Kingdom — 19.31%
Diageo	231,060	10,195,910
Intertek Group	107,210	5,228,529
Smith & Nephew	673,460	9,033,321
Unilever	174,370	8,815,849
		33,273,609
Total Common Stocks (cost $190,958,019)		169,848,046

Exchange-Traded Funds — 0.85%
iShares MSCI EAFE ETF	530	34,789
iShares Trust iShares ESG Aware MSCI EAFE ETF	21,100	1,387,114
Vanguard FTSE Developed Markets ETF	1,260	52,883
Total Exchange-Traded Funds (cost $1,310,164)		1,474,786

Short-Term Investments — 0.96%
Money Market Mutual Funds — 0.96%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.03%)	411,449	411,449
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.06%)	411,449	411,449
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.23%)	411,449	411,449
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.11%)	411,450	411,450
Total Short-Term Investments (cost $1,645,797)		1,645,797
Total Value of Securities — 100.39% (cost $193,913,980)		$172,968,629

∆	Securities have been classified by country of risk. Aggregate classification by business sector has been presented on page 6 in “Security type / country and sector allocations.”
†	Non-income producing security.

8

The following foreign currency exchange contracts were outstanding at December 31, 2022:1

Foreign Currency Exchange Contracts

Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Depreciation
BNYM	EUR	(57,194)	USD	60,993	1/3/23	$(247)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contract presented above represent the Series’ total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Series’ net assets.

[1]	See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

AG – Aktiengesellschaft

BNYM – Bank of New York Mellon

EAFE – Europe, Australasia, and Far East

ESG – Environmental, Social, and Governance

ETF – Exchange-Traded Fund

FTSE – Financial Times Stock Exchange

MSCI – Morgan Stanley Capital International

Summary of currencies:

EUR – European Monetary Unit

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

9

Statement of assets and liabilities

Delaware VIP® Trust — Delaware VIP International Series

December 31, 2022

Assets:
Investments, at value*	$172,968,629
Foreign tax reclaims receivable	1,090,426
Dividends receivable	99,020
Receivable for securities sold	61,224
Other assets	1,479
Total Assets	174,220,778
Liabilities:
Due to custodian	1,321,289
Payable for securities purchased	233,118
Payable for series shares redeemed	151,112
Investment management fees payable to affiliates	108,317
Other accrued expenses	93,537
Administration expenses payable to affiliates	12,549
Unrealized depreciation on foreign currency exchange contracts	247
Distribution fees payable to affiliates	47
Total Liabilities	1,920,216
Total Net Assets	$172,300,562

Net Assets Consist of:
Paid-in capital	$192,949,889
Total distributable earnings (loss)	(20,649,327)
Total Net Assets	$172,300,562

Net Asset Value
Standard Class:
Net assets	$171,243,721
Shares of beneficial interest outstanding, unlimited authorization, no par	11,463,621
Net asset value per share	$14.94
Service Class:
Net assets	$1,056,841
Shares of beneficial interest outstanding, unlimited authorization, no par	70,982
Net asset value per share	$14.89

* Investments, at cost	$193,913,980

See accompanying notes, which are an integral part of the financial statements.

10

Statement of operations

Delaware VIP® Trust — Delaware VIP International Series

Year ended December 31, 2022

Investment Income:
Dividends	$4,804,360
Foreign tax withheld	(555,999)
4,248,361

Expenses:
Management fees	1,536,525
Distribution expenses — Service Class	2,489
Accounting and administration expenses	68,824
Custodian fees	54,852
Audit and tax fees	33,051
Dividend disbursing and transfer agent fees and expenses	19,822
Legal fees	16,180
Reports and statements to shareholders expenses	14,947
Trustees’ fees and expenses	5,973
Registration fees	10
Other	10,964
1,763,637
Less expenses waived	(205,817)
Less expenses paid indirectly	(1)
Total operating expenses	1,557,819
Net Investment Income (Loss)	2,690,542

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,557,969)
Foreign currencies	(130,246)
Foreign currency exchange contracts	(61,615)
Net realized gain (loss)	(1,749,830)
Net change in unrealized appreciation (depreciation) on:
Investments	(38,278,066)
Foreign currencies	(85,989)
Foreign currency exchange contracts	(730)
Net change in unrealized appreciation (depreciation)	(38,364,785)
Net Realized and Unrealized Gain (Loss)	(40,114,615)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(37,424,073)

See accompanying notes, which are an integral part of the financial statements.

11

Statements of changes in net assets

Delaware VIP® Trust — Delaware VIP International Series

	Year ended
	12/31/22	12/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$2,690,542	$2,859,061
Net realized gain (loss)	(1,749,830)	14,958,977
Net change in unrealized appreciation (depreciation)	(38,364,785)	(2,848,153)
Net increase (decrease) in net assets resulting from operations	(37,424,073)	14,969,885

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(17,608,545)	(6,663,940)
Service Class	(71,038)	(24,142)
	(17,679,583)	(6,688,082)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	6,118,124	5,463,716
Service Class	557,689	44,014

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	17,608,545	6,663,940
Service Class	71,038	24,142
	24,355,396	12,195,812
Cost of shares redeemed:
Standard Class	(14,789,745)	(18,765,233)
Service Class	(105,555)	(121,694)
	(14,895,300)	(18,886,927)
Increase (decrease) in net assets derived from capital share transactions	9,460,096	(6,691,115)
Net Increase (Decrease) in Net Assets	(45,643,560)	1,590,688

Net Assets:
Beginning of year	217,944,122	216,353,434
End of year	$172,300,562	$217,944,122

See accompanying notes, which are an integral part of the financial statements.

12

Financial highlights

Delaware VIP® International Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19[1]	12/31/18
Net asset value, beginning of period	$19.87	$19.16	$25.00	$22.08	$26.57

Income (loss) from investment operations:
Net investment income[2]	0.24	0.26	0.27	0.18	0.21
Net realized and unrealized gain (loss)	(3.53)	1.05	—	4.97	(3.29)
Total from investment operations	(3.29)	1.31	0.27	5.15	(3.08)

Less dividends and distributions from:
Net investment income	(0.25)	(0.19)	—	(0.19)	(0.21)
Net realized gain	(1.39)	(0.41)	(6.11)	(2.04)	(1.20)
Total dividends and distributions	(1.64)	(0.60)	(6.11)	(2.23)	(1.41)

Net asset value, end of period	$14.94	$19.87	$19.16	$25.00	$22.08

Total return[3]	(17.34)%[4]	6.87%[4]	7.16%[4]	24.91%[4]	(12.16)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$171,244	$217,194	$215,577	$166,210	$142,248
Ratio of expenses to average net assets[5]	0.86%	0.90%	0.87%	0.83%	0.86%
Ratio of expenses to average net assets prior to fees waived[5]	0.97%	1.00%	1.04%	0.87%	0.86%
Ratio of net investment income to average net assets	1.49%	1.28%	1.44%	0.75%	0.84%
Ratio of net investment income to average net assets prior to fees waived	1.38%	1.18%	1.27%	0.71%	0.84%
Portfolio turnover	29%	33%	16%	144%[6]	50%

[1]	On October 4, 2019, the First Investors Life Series International Fund shares were reorganized into Standard Class shares of the Series. The Standard Class shares financial highlights for the period prior to October 4, 2019, reflect the performance of the First Investors Life Series International Fund shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[4]	Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Series invests.
[6]	The Series’ portfolio turnover rate increased substantially during the year ended December 31, 2019 due to a change in the Series’ portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

13

Financial highlights

Delaware VIP® International Series Service Class

Selected data for each share of the Series outstanding throughout the period were as follows:

	Year ended		12/14/20[1] to
	12/31/22	12/31/21	12/31/20
Net asset value, beginning of period	$19.81	$19.15	$18.93

Income (loss) from investment operations:
Net investment income[2]	0.18	0.20	— [3]
Net realized and unrealized gain (loss)	(3.51)	1.06	0.22
Total from investment operations	(3.33)	1.26	0.22

Less dividends and distributions from:
Net investment income	(0.20)	(0.19)	—
Net realized gain	(1.39)	(0.41)	—
Total dividends and distributions	(1.59)	(0.60)	—

Net asset value, end of period	$14.89	$19.81	$19.15

Total return[4]	(17.60)%	6.59%	1.16%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,057	$750	$776
Ratio of expenses to average net assets[5]	1.16%	1.20%	1.16%
Ratio of expenses to average net assets prior to fees waived[5]	1.27%	1.30%	1.33%
Ratio of net investment income to average net assets	1.19%	0.98%	0.27%
Ratio of net investment income to average net assets prior to fees waived	1.08%	0.88%	0.10%
Portfolio turnover	29%	33%	16%[6]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	Calculated using average shares outstanding.
[3]	Amount is less than $0.005 per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[5]	Expense ratios do not include expenses of any investment companies in which the Series invests.
[6]	Portfolio turnover is representative of the Series for the entire period.

See accompanying notes, which are an integral part of the financial statements.

14

Notes to financial statements

Delaware VIP® Trust — Delaware VIP International Series

December 31, 2022

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 12 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP International Series (Series). The Trust is an open-end investment company. The Series is considered non-diversified under the 1940 Act and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Open-end investment companies, other than ETFs, are valued at their published net asset value (NAV). Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and the ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Series’ valuation designee, Delaware Management Company (DMC). Subject to the oversight of the Series’ Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities for which market quotations are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities and private placements are valued at fair value.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2022, and for all open tax years (years ended December 31, 2019–December 31, 2021), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regard to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests that may date back to the inception of the Series. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2022, the Series did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Underlying Funds — The Series may invest in other investment companies (Underlying Funds) to the extent permitted by the 1940 Act. The Underlying Funds in which the Series may invest include ETFs. The Series will indirectly bear the investment management fees and other expenses of the Underlying Funds.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Series’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current

(continues)	15

Notes to financial statements

Delaware VIP® Trust — Delaware VIP International Series

1. Significant Accounting Policies (continued)

period. The Series generally does not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. These gains and losses are included on the “Statement of operations” under “Net realized gain (loss) on investments.” The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Derivative Financial Instruments — The Series may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Series must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Series’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Series can realize on an investment and/or may result in lower distributions paid to shareholders. The Series’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

Segregation and Collateralizations — In certain cases, based on requirements and agreements with certain exchanges and third-party broker-dealers, the Series may deliver or receive collateral in connection with certain investments (e.g., futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps). Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged/received to cover obligations of the Series under derivative contracts, if any, will be reported separately on the “Statement of assets and liabilities” as cash collateral due to/from broker. Securities collateral pledged for the same purpose, if any, is noted on the “Schedule of investments.”

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. Income and capital gain distributions from any Underlying Funds in which the Series invests are recorded on the ex-dividend date. The Series may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.”

16

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.85% on the first $500 million of average daily net assets of the Series, 0.80% on the next $500 million, 0.75% on the next $1.5 billion, and 0.70% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual series operating expenses from exceeding 0.86% of the Series’ average daily net assets for the Standard Class and 1.16% for the Service Class from January 1, 2022 through December 31, 2022.* These waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute Series equity security trades on its behalf. DMC may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2022, the Series paid $12,384 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2022, the Series paid $13,796 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Series pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. The fees are calculated daily and paid monthly. Standard Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Series. For the year ended December 31, 2022, the Series paid $ 8,216 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of any Underlying Funds including ETFs in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

*	The aggregate contractual waiver period covering this report is from April 30, 2021 through April 29, 2023.

(continues)	17

Notes to financial statements

Delaware VIP® Trust — Delaware VIP International Series

3. Investments

For the year ended December 31, 2022, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$53,393,024
Sales	59,036,010

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Series were as follows:

Cost of investments and derivatives	$195,780,185
Aggregate unrealized appreciation of investments and derivatives	$3,427,673
Aggregate unrealized depreciation of investments and derivatives	(26,239,476)
Net unrealized depreciation of investments and derivatives	$(22,811,803)

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 −	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 −	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 −	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

18

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2022:

	Level 1	Level 2	Total
Securities
Assets:
Common Stocks	$169,848,046	$—	$169,848,046
Exchange-Traded Funds	1,474,786	—	1,474,786
Short-Term Investments	1,645,797	—	1,645,797
Total Value of Securities	$172,968,629	$—	$172,968,629

Derivatives[1]
Liabilities:
Foreign Currency Exchange Contracts	$—	$(247)	$(247)

[1]	Foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

During the year ended December 31, 2022, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Series’ net assets. During the year ended December 31, 2022, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:

	Year ended
	12/31/22	12/31/21
Ordinary income	$4,169,087	$3,785,022
Long-term capital gains	13,510,496	2,903,060
Total	$17,679,583	$6,688,082

5. Components of Net Assets on a Tax Basis

As of December 31, 2022, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$192,949,889
Undistributed ordinary income	2,488,435
Capital loss carryforwards	(234,098)
Unrealized appreciation (depreciation) of investments, foreign currencies and derivatives	(22,903,664)
Net assets	$172,300,562

Differences between components of net assets unrealized and tax cost unrealized may arise due to certain foreign currency transactions and/or foreign capital gains taxes.

(continues)	19

Notes to financial statements

Delaware VIP® Trust — Delaware VIP International Series

5. Components of Net Assets on a Tax Basis (continued)

The differences between the book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and mark-to-market of foreign currency exchange contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2022, the Series had no reclassifications.

At December 31, 2022, capital loss carryforwards available to offset future realized capital gains were as follows:

Loss carryforward character
Short-term	Long-term	Total
$234,098	$—	$234,098

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/22	12/31/21
Shares sold:
Standard Class	392,877	277,201
Service Class	35,496	2,287

Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,068,480	338,959
Service Class	4,315	1,229
	1,501,168	619,676
Shares redeemed:
Standard Class	(927,232)	(938,955)
Service Class	(6,675)	(6,184)
	(933,907)	(945,139)
Net increase (decrease)	567,261	(325,463)

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $355,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 31, 2022.

On October 31, 2022, the Series, along with the other Participants, entered into an amendment to the Agreement for a $355,000,000 revolving line of credit to be used as described above. It operates in substantially the same manner as the original Agreement. Under the amendment to the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the Agreement expires on October 30, 2023.

The Series had no amounts outstanding as of December 31, 2022, or at any time during the year then ended.

20

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts

The Series may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Series may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Series’ maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty.

During the year ended December 31, 2022, the Series entered into foreign currency exchange contracts and foreign cross currency exchange contracts to fix the US dollar value of a security between trade date and settlement date.

During the year ended December 31, 2022, the Series experienced net realized and unrealized gains or losses attributable to foreign currency holdings, which are disclosed on the “Statement of assets and liabilities” and “Statement of operations.”

The table below summarizes the average daily balance of derivative holdings by the Series during the year ended December 31, 2022:

	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average notional value)	$154,025	$204,443

9. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by the Series is generally invested in an individual separate account. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by

(continues)	21

Notes to financial statements

Delaware VIP® Trust — Delaware VIP International Series

9. Securities Lending (continued)

US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended December 31, 2022, the Series had no securities out on loan.

10. Credit and Market Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Series invests will cause the NAV of the Series to fluctuate.

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible

22

for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of December 31, 2022, there were no Rule 144A securities held by the Series.

11. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2022, that would require recognition or disclosure in the Series’ financial statements.

(continues)	23

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware VIP®Trust and Shareholders of Delaware VIP International Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP International Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Class Name	Financial Highlights
Standard Class	For each of the four years in the period ended December 31, 2022

Service Class	For each of the two years in the period ended December 31, 2022 and the period from December 14, 2020 (commencement of operations) through December 31, 2020

The financial statements of the Series as of and for the year ended December 31, 2018 and the financial highlights for the year ended December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agents and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 23, 2023

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

Other Series information (Unaudited)

Delaware VIP® Trust — Delaware VIP International Series

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2022, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	76.42%
(B) Ordinary Income Distributions (Tax Basis)	23.58%
Total Distributions (Tax Basis)	100.00%

The Series intends to pass through foreign tax credits in the maximum amount of $318,610. The gross foreign source income earned during the fiscal year 2022 by the Series was $4,712,713.

Other Series information (Unaudited)

Delaware VIP® Trust — Delaware VIP International Series

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 9-11, 2022

At a meeting held on August 9-11, 2022 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Delaware VIP International Series (the “Fund”) Investment Management Agreement with Delaware Management Company (“DMC”); and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong Limited (“MFMHKL” and together with MIMGL, the “Affiliated Sub-Advisers”).

Prior to the Meeting, including at a Board meeting held in May 2022, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the applicable Investment Committee, with each Investment Committee assisting the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Investment Management Agreement and the Sub-Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2022. In considering and approving the Investment Management Agreement and the Sub-Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Fund’s Investment Management Agreement and the Sub-Advisory Agreements, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).

The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Investment Management Agreement and the Sub-Advisory Agreements for a one-year term. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.

Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Fund by DMC under its Investment Management Agreement and the experience of the officers and employees of DMC who provide these services, including the Fund’s portfolio managers. The Board’s review included consideration of DMC’s investment process and oversight and research and analysis capabilities, and its ability to attract and retain qualified investment professionals. The Board considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, valuation, and compliance risks. The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates. The Board also considered non-advisory services that DMC and its affiliates provide to the Delaware Funds, including third party oversight, transfer agent, internal audit, valuation, portfolio trading, and legal and compliance. The Board took into account the benefits to shareholders of investing in a Fund that is part of a family of funds managed by an affiliate of Macquarie Group Ltd. (“Macquarie”), the parent company of DMC, and the resources available to DMC as part of Macquarie’s global asset management business.

The Board received and considered various information with respect to the services provided by the Affiliated Sub-Advisers under the Sub-Advisory Agreements and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board considered the division of responsibilities between DMC and the Affiliated Sub-Advisers and the oversight provided by DMC. The Board considered the expertise of the Affiliated Sub-Advisers with respect to certain asset classes and/or investment styles. The Affiliated Sub-Advisers are part of Macquarie’s global investment platform that has offices and personnel that are located around the world. As a result, the Board noted that DMC had stated that the Affiliated Sub-Advisers can provide research, investment and trading analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades, as applicable. The Board took into account that the Sub-Advisory Agreements may benefit the Fund and its shareholders by permitting DMC to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund by DMC and the Affiliated Sub-Advisers.

Investment performance. The Board received and considered information with respect to the investment performance of the Fund, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting. The Broadridge reports prepared for the Fund showed its investment performance in comparison to a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used by Broadridge to select the funds in the Performance Universe. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year or since inception periods, as applicable, ended December 31, 2021.

The Performance Universe for the Fund consisted of the Fund and all international large-cap growth funds underlying variable insurance products, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 5-, and 10-year periods was in the third quartile and for the 3-year period was in the fourth quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 5- and 10- year periods and underperformed its benchmark index for the 1- and 3-year periods. The Board, however, noted that the investment performance of the current portfolio management team only began as of October 2019. The Board noted the explanations from DMC concerning the reasons for the Fund’s relative performance versus the Performance Universe and its benchmark for the various periods.

Comparative expenses. The Board received and considered expense data for the Fund. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also considered on the comparative analysis of contractual management fees and actual total expense ratios of the Fund versus contractual management fees and actual total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds were similar in size to the Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with the Fund’s expense universe, which is comprised of the Fund, its Expense Group and all other similar funds underlying variable insurance products with similar 12b-1 and non-12b-1 structures, excluding outliers (the “Expense Universe”). The Fund’s total expenses were also compared with those of its Expense Universe.

The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Group average.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.

The Board noted that DMC, and not the Fund, pays the sub-advisory fees to the Affiliated Sub-Advisers and, accordingly, that the retention of the Affiliated Sub-Advisers does not increase the fees and expenses incurred by the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreement and to the Affiliated Sub-Advisers under the Sub-Advisory Agreements was reasonable.

Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the Delaware Funds complex, including the current breakpoints. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.

Other Series information (Unaudited)

Delaware VIP® Trust — Delaware VIP International Series

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 9-11, 2022 (continued)

Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to the Fund and the Delaware Funds as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the Delaware Funds; the benefits from allocation of fund brokerage to improve trading efficiencies; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the Delaware Funds. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Fund.

Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Fund and the ongoing commitment of DMC and its affiliates to the Fund, the Board did not find that any ancillary benefits received by DMC and its affiliates were unreasonable.

Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, approved the continuation of DMC’s Investment Management Agreement and of the Affiliated Sub-Advisers’ Sub-Advisory Agreements for an additional one-year period.

28

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee

Shawn K. Lytle[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	126	Macquarie Asset Management[3] (2015–Present) -Global Head of Macquarie Asset Management Public Investments (2019–Present) -Head of Americas of Macquarie Group (2017–Present)	None

Independent Trustees

Jerome D. Abernathy 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	126	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) -Managing Member (1993–Present)	None

Ann D. Borowiec 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1958	Trustee	Since March 2015	126	J.P. Morgan Chase & Co. (1987–2013) -Chief Executive Officer, Private Wealth Management (2011–2013)	Banco Santander International (2016–2019) Santander Bank, N.A. (2016–2019)

Joseph W. Chow 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1953	Trustee	Since January 2013	126	Private Investor (2011–Present)	None

H. Jeffrey Dobbs 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1955	Trustee	Since April 2019[4]	126	KPMG LLP (2002–2015) -Global Sector Chairman, Industrial Manufacturing (2010–2015)	TechAccel LLC (2015–Present) PatientsVoices, Inc. (2018–Present) Valparaiso University Board (2012–Present) Ivy Funds Complex (2019–2021)

29

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

John A. Fry 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1960	Trustee	Since January 2001	126	Drexel University -President (2010–Present)	Federal Reserve
Bank of Philadelphia
(2020–Present)
FS Credit Real Estate
Income Trust, Inc.
(2018–Present)
vTv Therapeutics Inc.
(2017–Present)
Community Health
Systems
(2004–Present)
Drexel Morgan & Co.
(2015–2019)

Joseph Harroz, Jr. 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1967	Trustee	Since November 1998[4]	126	University of Oklahoma
-President
(2020–Present)
-Interim President
(2019–2020)
-Vice President and
Dean, College of Law
(2010–2019)
Brookhaven
Investments LLC
(commercial enterprises)
-Managing Member
(2019–Present)
St. Clair, LLC
(commercial enterprises)
-Managing Member
				(2019–Present)	OU Medicine, Inc. (2020–Present) Big 12 Athletic Conference (2019–Present) Valliance Bank (2007–Present) Ivy Funds Complex (1998–2021)

Sandra A.J. Lawrence 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1957	Trustee	Since April 2019[4]	126	Children’s Mercy Hospitals and Clinics (2005–2019) -Chief Administrative Officer (2016–2019)	Brixmor Property
Group Inc.
(2021–Present)
Sera Prognostics Inc.
(biotechnology)
(2021–Present)
Recology
(resource recovery)
(2021–Present)
Evergy, Inc., Kansas City
Power & Light Company,
KCP&L Greater Missouri
Operations Company,
Westar Energy, Inc. and
Kansas Gas and Electric
Company (related utility
companies)
(2018–Present)
National Association of
Corporate Directors
(2017–Present)
Ivy Funds Complex
(2019–2021)
American Shared Hospital
Services (medical device)
(2017–2021)
Westar Energy (utility)
(2004–2018)

30

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Frances A. Sevilla-Sacasa 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	Since September 2011	126	Banco Itaú International -Chief Executive Officer (2012–2016)	Florida Chapter of
National Association of
Corporate Directors
(2021–Present)
Callon Petroleum
Company
(2019–Present)
Camden Property Trust
(2011–Present)
New Senior Investment
Group Inc. (2021)
Carrizo Oil & Gas, Inc.
					(2018–2019)

Thomas K. Whitford 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Chair and Trustee	Trustee since January 2013 Chair since January 2023	126	PNC Financial Services Group (1983–2013) -Vice Chairman (2009–2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022) HSBC Finance Corporation (2013–2018)

Christianna Wood 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	126	Gore Creek Capital, Ltd. -Chief Executive Officer and President (2009–Present)	The Merger Fund
(2013–2021),
The Merger Fund VL
(2013–2021),
WCM Alternatives:
Event-Driven Fund
(2013–2021),
and WCM
Alternatives:
Credit Event Fund
(2017–2021)
Grange Insurance
(2013–Present)
H&R Block Corporation
					(2008–Present)

Janet L. Yeomans 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1948	Trustee	Since April 1999	126	3M Company (1995–2012) -Vice President and Treasurer (2006–2012)	Okabena Company (2009–2017)

Officers

David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	126	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	None[5]

Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	126	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	None[5]

31

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Richard Salus 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	126	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	None

[1]	“Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.
[2]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Series’ investment advisor.
[3]	Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Series’ investment advisor, principal underwriter, and transfer agent.
[4]	Includes time served on the Board of Ivy Funds prior to the date when Ivy Funds joined the Delaware Funds complex.
[5]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust, and he is Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

32

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Form N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(2700499)

AR-VIPINT-0223

Delaware VIP® Trust Delaware VIP Investment Grade Series December 31, 2022

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is a full-service asset manager offering a diverse range of products across public and private markets including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and asset finance. The Public Investments business is a part of MAM and includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2022, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® Investment Grade Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2023 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review

Delaware VIP® Trust — Delaware VIP Investment Grade Series

December 31, 2022 (Unaudited)

The investment objective of the Series is to seek to provide sustainable current income with potential for capital appreciation with moderate investment risk.

For the fiscal year ended December 31, 2022, Delaware VIP Investment Grade Series (the “Series”) Standard Class shares fell 17.06%. The Series’ Service Class shares fell 17.32%. Both figures reflect all dividends reinvested. For the same period, the Series’ benchmark, the Bloomberg US Corporate Investment Grade Index, declined 15.76%. Past performance does not guarantee future results. For complete, annualized performance of the Series, please see the table on page 4. Please see page 5 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Market review

It quickly became apparent as the Series’ fiscal year began that inflation had shifted from being real but transitory to becoming severe and sticky, owing to a combination of labor shortages, low unemployment, high consumer demand, and supply chain shortages.

We foresaw, like many investors, that the US Federal Reserve would react by raising rates. What we did not anticipate was just how fast, steep, and tenacious those increases would be. Investors expected that rates would rise gradually. They were surprised then by the Fed’s pace of hikes that began with a 0.25-percentage-point increase in mid-March followed by a 0.50-percentage-point hike in early May and increases of 0.75 percentage points at the next four meetings before ending the year with a 0.50-percentage-point hike in December. Though the Fed was initially constrained by the need to reduce its balance sheet, by the time it acted, a more aggressive approach seemed necessary.

The Russia-Ukraine war and China’s economic lockdowns to prevent the spread of COVID-19 also surprised investors. Both caused severe disruptions of the global supply chain, putting significant pressure on inflation. The world learned an expensive lesson on just how important Ukraine is to the global supply of agricultural and industrial products. While less surprising, the disruption in the supply of Russian energy was also painful, particularly to European economies that have been reliant on cheap Russian natural gas. The problems in China were unexpected as the spread of the virus began to increase despite the onset of warmer weather. Rather than take a more moderate approach to managing the virus, China reacted with a broad swath of shutdowns that sharply curtailed industrial output.

All three events – the Fed’s aggressive response to inflation, the Russia-Ukraine war, and China’s zero-COVID policy – had a dramatic effect on bond markets during the Series’ fiscal year. Driven primarily by rates and inflation, 2022 was the worst annual performance on record and only the second time in history the Bloomberg US Corporate Investment Grade Index would post back-to-back annual losses – the other time was in 1979-1980. This was attributable mainly to duration, a measure of a portfolio’s sensitivity to higher interest rates. The longer the duration of a portfolio, the more sensitive it is to interest rates.

There was significant rate volatility throughout the year. When the Fed started to raise rates aggressively, investors began talking of an impending recession. (The federal funds rate was raised 4.25 percentage points in 2022.) As a result, spreads reacted negatively and began to widen. The 10-year Treasury yield rose from 1.51% on December 31, 2021 to 3.88% at year-end 2022, an increase of 237 basis points (or 2.37 percentage points), which sharply stung long-duration credits. While spreads in the investment grade market increased only about 38 basis points over the course of the year, the combination of rising rates and widening spreads was both unusual and painful to investors.

Looking at the relative performance of investment grade versus high yield securities, duration was the key differentiator. High yield performed much better than investment grade, with most of the damage in the investment grade market resulting more from duration rather than from widening spreads. Because high yield tends to be a shorter-duration asset class, it held up better. For calendar year 2022, investment grade bonds, as measured by the Bloomberg US Corporate Investment Grade Index, declined 15.76%. High yield bonds, as measured by the Bloomberg US Corporate High-Yield Index, declined 11.19%, just three-quarters of the loss sustained by investment grade bonds.

Although 2022 was another strong year for issuance in the US investment grade corporate bond market, issuance was 20% lower than the previous year. It is noteworthy that 2021 marked the second highest amount of proceeds ever raised in the investment grade market. Some sectors, particularly banking, unexpectedly flooded the market with new issuance in 2022, as companies looked to obtain financing once the Fed began its torrid pace of aggressive rate hikes early in the year.

Even though 2022 was the worst year on record for total returns within the investment grade corporate bond market, corporate profitability was never higher, with record-setting margins and healthy cash flows. From a fundamental standpoint, this allowed issuers in the US corporate bond

1

Portfolio management review

Delaware VIP® Trust — Delaware VIP Investment Grade Series

market to enter this weakening macroeconomic backdrop with strong balance sheets and liquidity. However, third-quarter results indicated noticeable slowdowns across many sectors while guidance and overall sentiment began to shift more negatively as we headed toward year end and into 2023.

Within the Series

Duration was the chief factor in the Series’ under performance. Given the overweight to BBB-rated spread duration of the Series’ holdings, higher interest rates sharply drove down the price of credits held in the portfolio. The Series benefited from out-of-benchmark investments in high yield securities, which generally outperformed their investment grade counterparts for the fiscal year by virtue of their lower-duration nature. While the Series can invest up to 20% of its assets in high yield securities, its portfolio allocation varied throughout the fiscal year.

We think most of the relative performance was attributable to rising rates and higher duration. Still, credit spreads widened meaningfully as well – a phenomenon that we acknowledge is rather rare when rates and spreads widen at the same time. Usually spreads increase in the face of a potential recession and consequently weigh on issuers’ earnings. But this year, rates and spreads moved in the same direction, resulting in the corporate bond market’s worst calendar year total return since its inception.

While we began 2022 with the view that valuations in the investment grade credit market were quite full, we also acknowledged that credit fundamentals and credit metrics were still extremely strong. Against this backdrop, we started the year positioning the Series with higher yields and higher spreads than the overall benchmark, as we believed this was the best strategy to potentially generate alpha (excess returns). We thought we had time before the Fed would embark on a cycle of raising rates; we also miscalculated that Russia would go to war and invade Ukraine.

As these two events unexpectedly unfolded early in the year, investor sentiment became increasingly negative. The Series’ exposure to longer spread duration was adversely affected more than the benchmark, which held lower duration and more defensive credits. Our strategy, therefore, to potentially generate alpha with higher yields and to overweight spread duration relative to the benchmark was the primary source of the Series’ underperformance.

On a sector basis, banking detracted the most from the Series’ performance. Ironically, fundamental credit quality in the banking industry has generally been pristine, much stronger today than it was during prior recessionary periods. Yet, the Series underperformed in this sector due to a combination of security selection and underweight to the front end of the curve. In an effort to add yield, we invested in subordinated instruments and largely avoided shorter duration securities where we thought yields were less attractive. As 2022 progressed, however, the impact of higher rates and unexpected issuance weakened spreads in the sector and proved detrimental for such a strategy. Additionally, given the sector’s shorter duration profile, it outperformed the broader Bloomberg US Corporate Investment Grade Index and as a result, the Series’ underweight also partially detracted from performance. Banking credits that the Series owned included Morgan Stanley and Bank of America Corp.

The Series also held bonds issued by companies in the electric utility sector. These were typically long duration and given the Series’ overweight positions to longer-dated issues, it detracted from performance during the fiscal year. Series holdings included energy conglomerate Berkshire Hathaway Energy Co. and electric co-op Oglethorpe Power Corp.

Among contributors to performance during the period, the Series benefited from security selection in capital goods, driven by its underweighting to longer-dated issues and overweighting to shorter-dated issues. Both of these allocations benefited performance amid the surge in rates over the year. Series holdings included Standard Industries Inc., a building products manufacturer, and Reynolds Group Holdings Inc., a packaging products manufacturer.

In addition, the Series’ out-of-benchmark allocation to risk-free assets, including cash, Treasurys, and short-duration sectors, such as asset-backed securities (auto loans), contributed to performance during the fiscal year.

Once higher rates and wider spreads had done material damage to the asset class, we sought to increase the Series’ credit quality. With prices at historic lows, we began buying lower-priced bonds. The asset class experienced some of the lowest dollar prices on securities in the past 30 to 40 years. Consequently, we viewed accumulating bonds from high-quality issuers at historically low prices as an attractive opportunity.

2

At fiscal year end, the Series was positioned with 90% of its assets in investment grade securities and the balance in high yield. Earlier in the fiscal year, the Series had as much as 14% in high yield. We also reduced the Series’ BBB-rated allocation within investment grade, having moved up in quality within the asset class as the macroeconomic environment weakened.

The Series’ use of credit default swaps had a limited material effect during the fiscal year. Overall, derivatives were immaterial to the Series’ performance during the fiscal year.

We believe credit fundamentals are likely to weaken over the next several quarters, with the highest risks in industries most exposed to consumer demand and interest rates. The ultimate impact on balance sheets may depend on the extent of earnings deceleration from profit margin erosion. We do not believe that the current spread level of the overall Bloomberg US Corporate Investment Grade Index – at +130 basis points at year end – reflects the risks surrounding current monetary and economic policies or the technical risk around supply issuance that we believe is looming for the beginning of 2023. For this reason, the Series is carrying more cash than usual entering the new year, as we anticipate widening in secondary spreads from an active new-issue calendar and weak fourth-quarter earnings and guidance.

Along with global central banks ratcheting up rates, commercial and retail banks are also aggressively tightening lending conditions. In light of this, we think the next shoe to drop in the global economy could be a series of weaker profits around quarterly earnings announcements. Given our view that spreads should be wider than where they are now, we think spreads could remain range-bound (and not hit the +200-basis-point levels often associated with a full-blown recessionary environment).

Our thesis about spreads remaining range-bound, albeit at wider levels, is predicated on the fact that: (1) corporate fundamentals (broadly speaking) have never been stronger coming into this backdrop of softening demand and tighter lending/monetary conditions, (2) the level of all-in total yields should be supportive of investor inflows, and (3) investors should be mindful of the “Fed put” that could be reinitiated to restore market stability if spread levels were to surpass +200 basis points. Thus, we believe the latter two points could prompt buying and offer a potential snap-back from wider spread levels given the strength of corporate balance sheets.

3

Performance summary (Unaudited)

Delaware VIP® Trust — Delaware VIP Investment Grade Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2022
	1 year	3 year	5 year	10 year	Lifetime
Standard Class shares (commenced operations on January 7, 1992)	-17.06%	-2.69%	+0.33%	+1.55%	—
Service Class shares (commenced operations on October 31, 2019)	-17.32%	-2.99%	—	—	-2.72%
Bloomberg US Corporate Investment Grade Index	-15.76%	-2.88%	+0.45%	+1.96%	—

Returns reflect the reinvestment of all distributions. Please see page 5 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratios for Standard Class shares and Service Class shares of the Series were 0.63% and 0.93%, respectively, while total operating expenses for Standard Class and Service Class shares were 0.74% and 1.04%, respectively. The management fee for Standard Class and Service Class shares was 0.50%, and the annual distribution and service (12b-1) fee for Service Class shares was 0.30% of average daily net assets. The expense ratios may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

The Series adopted the performance of the First Investors Life Series Investment Grade Fund (Predecessor Series) as the result of a reorganization of the Predecessor Series into the Series, which was consummated after the close of business on October 4, 2019 (Reorganization). The Series had not yet commenced operations prior to the Reorganization. The returns shown for periods ending on or prior to October 4, 2019 reflect the performance and expenses of the Predecessor Series. The returns shown for periods after October 4, 2019 reflect the performance and expenses of the Series.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during some or all of the periods shown in the “Series and benchmark performance” table above and in the “Performance of a $10,000 investment” graph on the next page. Performance would have been lower had expense limitations not been in effect.

Performance data do not include any fees or sales charges imposed by variable insurance contracts. This fund doesn’t have any deferred sales charges. Performance shown here would have been reduced if such fees were included. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Interest payments on inflation-indexed debt securities will vary as the principal and/or interest is adjusted for inflation.

4

The Series may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

Performance of a $10,000 investment

For the period December 31, 2012 through December 31, 2022

	Starting value	Ending value
Bloomberg US Corporate Investment Grade Index	$10,000	$12,139
Delaware VIP Investment Grade Series — Standard Class shares	$10,000	$11,660

The graph shows a $10,000 investment in the Delaware VIP Investment Grade Series Standard Class shares for the period from December 31, 2012 through December 31, 2022.

The graph also shows $10,000 invested in the Bloomberg US Corporate Investment Grade Index for the period from December 31, 2012 through December 31, 2022.

The Bloomberg US Corporate Investment Grade Index is composed of US dollar-denominated, investment grade corporate bonds that are US Securities and Exchange Commission (SEC)-registered or 144A with registration rights, and issued by industrial, utility, and financial companies. All bonds in the index have at least one year to maturity.

The Bloomberg US Corporate High-Yield Index, mentioned on page 1, is composed of US dollar-denominated, non-investment- grade corporate bonds for which the middle rating among Moody’s Investors Service, Inc., Fitch, Inc., and Standard & Poor’s is Ba1/BB+/BB+ or below.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

5

Performance summary (Unaudited)

Delaware VIP® Trust — Delaware VIP Investment Grade Series

Performance of Service Class shares will vary due to different charges and expenses.

Past performance does not guarantee future results.

6

Disclosure of Series expenses

For the six-month period from July 1, 2022 to December 31, 2022 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2022 to December 31, 2022.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual Series return†
Standard Class	$1,000.00	$986.10	0.63%	$3.15
Service Class	1,000.00	983.70	0.93%	4.65
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,022.03	0.63%	$3.21
Service Class	1,000.00	1,020.52	0.93%	4.74

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of any Underlying Funds.

7

Security type / sector allocations

Delaware VIP® Trust — Delaware VIP Investment Grade Series

As of December 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Agency Collateralized Mortgage Obligations	0.12%
Convertible Bonds	0.40%
Corporate Bonds	86.06%
Banking	19.95%
Basic Industry	2.59%
Brokerage	2.18%
Capital Goods	5.16%
Communications	9.98%
Consumer Cyclical	2.45%
Consumer Non-Cyclical	5.92%
Electric	10.31%
Energy	8.57%
Finance Companies	4.37%
Insurance	3.75%

Security type / sector	Percentage of net assets
Natural Gas	1.72%
Real Estate Investment Trusts	1.47%
Technology	6.31%
Transportation	1.33%
Municipal Bonds	0.29%
Non-Agency Asset-Backed Securities	2.11%
Loan Agreements	3.20%
US Treasury Obligation	0.73%
Short-Term Investments	6.32%
Total Value of Securities	99.23%
Receivables and Other Assets Net of Liabilities	0.77%
Total Net Assets	100.00%

8

Schedule of investments

Delaware VIP® Trust — Delaware VIP Investment Grade Series

December 31, 2022

	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations — 0.12%
Freddie Mac Structured Agency Credit Risk REMIC Trust Series 2021-DNA3 M1 144A 4.678% (SOFR + 0.75%) 10/25/33 #, ●	47,495	$47,111
Total Agency Collateralized Mortgage Obligations (cost $47,495)		47,111

Convertible Bonds — 0.40%
Liberty Broadband 144A 2.75% exercise price $857.56, maturity date 9/30/50 #	4,000	3,906
Liberty Broadband 144A 1.25% exercise price $900.01, maturity date 9/30/50 #	100,000	97,000
Spirit Airlines 1.00% exercise price $49.07, maturity date 5/15/26	69,000	55,890
Total Convertible Bonds (cost $160,954)		156,796

Corporate Bonds — 86.06%
Banking — 19.95%
Bank of America
2.482% 9/21/36 μ	260,000	191,635
6.204% 11/10/28 μ	170,000	175,826
Bank of New York Mellon
4.596% 7/26/30 μ	275,000	266,081
4.70% 9/20/25 μ, ψ	350,000	336,920
5.802% 10/25/28 μ	25,000	25,896
5.834% 10/25/33 μ	85,000	88,385
Barclays
7.325% 11/2/26 μ	200,000	207,378
8.00% 3/15/29 μ, ψ	200,000	187,500
Citigroup 5.61% 9/29/26 μ	350,000	351,865
Citizens Bank 6.064% 10/24/25 μ	250,000	252,998
Credit Suisse Group 144A 6.442% 8/11/28 #, μ	250,000	228,041
Fifth Third Bancorp
4.337% 4/25/33 μ	56,000	51,325
6.361% 10/27/28 μ	99,000	102,036
Fifth Third Bank 5.852% 10/27/25 μ	250,000	252,704
Goldman Sachs Group 1.542% 9/10/27 μ	630,000	544,248
Huntington National Bank 4.552% 5/17/28 μ	250,000	241,610
JPMorgan Chase & Co.
3.882% 7/24/38 μ	195,000	162,566
4.851% 7/25/28 μ	415,000	405,216
KeyBank 5.85% 11/15/27	305,000	315,360
KeyCorp 4.789% 6/1/33 μ	192,000	181,847
Morgan Stanley
1.928% 4/28/32 μ	130,000	98,392
2.484% 9/16/36 μ	265,000	192,758
6.138% 10/16/26 μ	40,000	40,897
6.342% 10/18/33 μ	155,000	162,905
NatWest Group 4.60% 6/28/31 μ, ψ	200,000	143,686
PNC Financial Services Group
5.671% 10/28/25 μ	130,000	131,477
6.20% 9/15/27 μ, ψ	115,000	112,671
State Street
2.203% 2/7/28 μ	140,000	125,962
4.164% 8/4/33 μ	195,000	180,710
5.751% 11/4/26 μ	30,000	30,742
5.82% 11/4/28 μ	20,000	20,690
SVB Financial Group
1.80% 10/28/26	62,000	54,332
1.80% 2/2/31	58,000	42,440
2.10% 5/15/28	140,000	115,991
4.00% 5/15/26 μ, ψ	105,000	69,433
4.57% 4/29/33 μ	169,000	149,989
Truist Bank 2.636% 9/17/29 μ	445,000	416,440
Truist Financial
4.95% 9/1/25 μ, ψ	395,000	378,647
6.123% 10/28/33 μ	82,000	86,539
US Bancorp
2.491% 11/3/36 μ	115,000	87,787
4.548% 7/22/28 μ	175,000	171,196
5.727% 10/21/26 μ	95,000	96,862
Wells Fargo & Co.
4.54% 8/15/26 μ	160,000	156,953
4.808% 7/25/28 μ	200,000	195,669
		7,832,605
Basic Industry — 2.59%
Celanese US Holdings
6.05% 3/15/25	195,000	194,406
6.165% 7/15/27	45,000	44,457
Graphic Packaging International 144A 3.50% 3/1/29 #	130,000	111,277
Newmont
2.25% 10/1/30	135,000	108,817
2.80% 10/1/29	230,000	196,019
Sherwin-Williams 2.90% 3/15/52	285,000	178,683
Westlake 3.125% 8/15/51	295,000	182,823
		1,016,482
Brokerage — 2.18%
Blackstone Holdings Finance 144A 1.625% 8/5/28 #	325,000	265,126
Charles Schwab 5.375% 6/1/25 μ, ψ	180,000	176,940
Jefferies Financial Group 2.625% 10/15/31	425,000	325,225
Jefferies Group 6.50% 1/20/43	90,000	88,098
		855,389

9

Schedule of investments

Delaware VIP® Trust — Delaware VIP Investment Grade Series

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Capital Goods — 5.16%
Amphenol 2.20% 9/15/31	180,000	$143,056
Ardagh Metal Packaging Finance USA 144A 4.00% 9/1/29 #	200,000	158,880
Ashtead Capital 144A 1.50% 8/12/26 #	400,000	341,843
Boeing 3.75% 2/1/50	60,000	41,445
Eaton 4.15% 3/15/33	255,000	237,859
Lockheed Martin 5.70% 11/15/54	195,000	205,591
Madison IAQ 144A 4.125% 6/30/28 #	75,000	62,813
Pactiv Evergreen Group Issuer 144A 4.00% 10/15/27 #	140,000	124,411
Republic Services 2.375% 3/15/33	205,000	164,086
Teledyne Technologies 2.25% 4/1/28	405,000	349,425
Waste Connections
2.95% 1/15/52	100,000	66,025
4.20% 1/15/33	140,000	130,460
		2,025,894
Communications — 9.98%
Altice France 144A 5.125% 1/15/29 #	200,000	150,709
AMC Networks 4.75% 8/1/25	156,000	118,833
AT&T 3.50% 9/15/53	480,000	326,129
CCO Holdings
144A 4.50% 6/1/33 #	35,000	26,924
144A 4.75% 2/1/32 #	150,000	121,912
144A 6.375% 9/1/29 #	70,000	65,917
Cellnex Finance 144A 3.875% 7/7/41 #	200,000	137,089
Charter Communications Operating 3.85% 4/1/61	365,000	212,387
Comcast 3.20% 7/15/36	295,000	240,190
Crown Castle
1.05% 7/15/26	100,000	86,522
2.10% 4/1/31	136,000	107,515
CSC Holdings 144A 4.50% 11/15/31 #	200,000	139,138
Directv Financing 144A 5.875% 8/15/27 #	150,000	134,484
Discovery Communications 4.00% 9/15/55	303,000	183,128
Netflix 4.875% 4/15/28	115,000	111,301
Time Warner Cable 7.30% 7/1/38	100,000	99,578
Time Warner Cable Enterprises 8.375% 3/15/23	290,000	291,835
T-Mobile USA
3.00% 2/15/41	205,000	145,430
3.375% 4/15/29	535,000	472,242
Verizon Communications
2.875% 11/20/50	265,000	167,283
4.50% 8/10/33	425,000	399,038
Virgin Media Secured Finance 144A 5.50% 5/15/29 #	200,000	179,613
		3,917,197
Consumer Cyclical — 2.45%
Amazon.com 2.50% 6/3/50	520,000	330,087
Aptiv 3.10% 12/1/51	364,000	216,525
Levi Strauss & Co. 144A 3.50% 3/1/31 #	110,000	87,449
Mercedes-Benz Finance North America 144A 5.25% 11/29/27 #	150,000	151,021
VICI Properties 4.95% 2/15/30	185,000	176,354
		961,436
Consumer Non-Cyclical — 5.92%
Baxter International 3.132% 12/1/51	255,000	165,684
Bimbo Bakeries USA 144A 4.00% 5/17/51 #	200,000	150,823
Bunge Limited Finance 2.75% 5/14/31	290,000	238,728
CVS Health
2.70% 8/21/40	419,000	291,041
4.78% 3/25/38	85,000	77,769
GE HealthCare Technologies
144A 5.60% 11/15/25 #	100,000	100,723
144A 5.65% 11/15/27 #	100,000	101,345
JBS USA LUX 144A 3.00% 2/2/29 #	128,000	106,216
Merck & Co. 2.75% 12/10/51	72,000	48,458
Perrigo Finance Unlimited 4.375% 3/15/26	300,000	278,685
Royalty Pharma
3.35% 9/2/51	460,000	285,376
3.55% 9/2/50	19,000	12,217
Sodexo 144A 1.634% 4/16/26 #	260,000	229,503
US Foods 144A 4.75% 2/15/29 #	115,000	102,247
Viatris 4.00% 6/22/50	142,000	87,982
Zoetis 5.40% 11/14/25	45,000	45,948
		2,322,745
Electric — 10.31%
Ameren Illinois 5.90% 12/1/52	40,000	43,700
Appalachian Power 4.50% 8/1/32	235,000	219,809
Berkshire Hathaway Energy 2.85% 5/15/51	110,000	72,524
Commonwealth Edison 2.75% 9/1/51	300,000	193,355
Duke Energy 5.00% 8/15/52	230,000	205,335
Duke Energy Carolinas 3.95% 11/15/28	70,000	67,308
Enel Finance International 144A 6.80% 10/14/25 #	200,000	205,581
Entergy Texas 3.55% 9/30/49	115,000	83,062
Indianapolis Power & Light 144A 5.65% 12/1/32 #	115,000	118,310
IPALCO Enterprises 4.25% 5/1/30	145,000	129,154

10

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Electric (continued)
Liberty Utilities Finance GP 1 144A 2.05% 9/15/30 #	190,000	$143,149
National Rural Utilities Cooperative Finance 4.15% 12/15/32	180,000	166,768
NextEra Energy Capital Holdings 3.00% 1/15/52	305,000	200,506
NRG Energy 144A 2.45% 12/2/27 #	100,000	83,011
Oglethorpe Power
3.75% 8/1/50	215,000	155,185
144A 4.50% 4/1/47 #	210,000	167,732
Pacific Gas and Electric
3.30% 8/1/40	45,000	30,622
4.60% 6/15/43	135,000	102,488
4.95% 7/1/50	55,000	42,852
PacifiCorp
2.90% 6/15/52	580,000	381,319
5.35% 12/1/53	65,000	64,734
Public Service Co. of Oklahoma 3.15% 8/15/51	170,000	113,496
San Diego Gas & Electric 3.32% 4/15/50	120,000	86,339
Southern California Edison
3.45% 2/1/52	65,000	46,554
4.125% 3/1/48	120,000	96,330
4.875% 3/1/49	155,000	137,091
Union Electric 3.90% 4/1/52	165,000	133,815
Vistra Operations
144A 3.55% 7/15/24 #	244,000	234,162
144A 5.125% 5/13/25 #	170,000	166,547
WEC Energy Group 5.15% 10/1/27	155,000	156,940
		4,047,778
Energy — 8.57%
BP Capital Markets 4.875% 3/22/30 μ, ψ	330,000	289,781
BP Capital Markets America 2.939% 6/4/51	145,000	96,135
Diamondback Energy 3.125% 3/24/31	235,000	195,164
Enbridge
1.60% 10/4/26	120,000	105,255
5.75% 7/15/80 μ	195,000	176,810
Energy Transfer
5.00% 5/15/50	40,000	32,136
5.75% 2/15/33	60,000	58,817
6.25% 4/15/49	140,000	130,856
6.50% 11/15/26 μ, ψ	385,000	332,063
Enterprise Products Operating 3.30% 2/15/53	275,000	184,167
Galaxy Pipeline Assets Bidco 144A 2.94% 9/30/40 #	193,306	156,106
Kinder Morgan 5.45% 8/1/52	145,000	130,902
Marathon Oil 5.20% 6/1/45	225,000	193,563
NuStar Logistics 5.625% 4/28/27	183,000	171,430
ONEOK
6.10% 11/15/32	140,000	140,422
7.50% 9/1/23	290,000	293,283
Targa Resources Partners
4.00% 1/15/32	95,000	80,060
4.875% 2/1/31	155,000	140,167
5.00% 1/15/28	220,000	210,230
Valero Energy 3.65% 12/1/51	345,000	245,148
		3,362,495
Finance Companies — 4.37%
AerCap Ireland Capital DAC
1.65% 10/29/24	150,000	138,461
3.00% 10/29/28	300,000	251,876
3.40% 10/29/33	300,000	228,272
Air Lease
2.20% 1/15/27	140,000	122,196
2.875% 1/15/32	150,000	119,545
4.125% 12/15/26 μ, ψ	153,000	105,187
5.85% 12/15/27	80,000	80,051
Aviation Capital Group
144A 1.95% 1/30/26 #	65,000	56,656
144A 3.50% 11/1/27 #	300,000	262,503
144A 5.50% 12/15/24 #	355,000	348,988
		1,713,735
Insurance — 3.75%
Aon 5.00% 9/12/32	100,000	99,200
Athene Global Funding 144A 1.985% 8/19/28 #	442,000	356,387
Athene Holding
3.45% 5/15/52	125,000	77,212
3.95% 5/25/51	50,000	33,940
Berkshire Hathaway Finance 3.85% 3/15/52	460,000	369,089
Brighthouse Financial 4.70% 6/22/47	83,000	61,036
Global Atlantic 144A 4.70% 10/15/51 #, μ	200,000	152,657
Hartford Financial Services Group 2.90% 9/15/51	135,000	85,447
Humana
5.75% 3/1/28	76,000	77,740
5.875% 3/1/33	35,000	36,244
Prudential Financial 3.70% 10/1/50 μ	145,000	122,561
		1,471,513
Natural Gas — 1.72%
Atmos Energy 5.75% 10/15/52	135,000	141,768
Sempra Energy
4.125% 4/1/52 μ	125,000	97,406
4.875% 10/15/25 μ, ψ	310,000	287,426
Southern California Gas 6.35% 11/15/52	80,000	88,022

11

Schedule of investments

Delaware VIP® Trust — Delaware VIP Investment Grade Series

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Natural Gas (continued)
Southern Co. Gas Capital 5.15% 9/15/32	60,000	$59,071
		673,693
Real Estate Investment Trusts — 1.47%
American Homes 4 Rent 3.625% 4/15/32	70,000	59,068
Corporate Office Properties 2.75% 4/15/31	150,000	112,592
Digital Realty Trust 5.55% 1/15/28	140,000	141,178
Extra Space Storage 2.35% 3/15/32	350,000	265,725
		578,563
Technology — 6.31%
Alphabet 2.05% 8/15/50	390,000	229,695
Autodesk 2.40% 12/15/31	185,000	148,263
Broadcom 144A 3.469% 4/15/34 #	335,000	268,235
Broadridge Financial Solutions 2.60% 5/1/31	319,000	260,508
CDW 3.276% 12/1/28	435,000	373,245
Clarivate Science Holdings 144A 3.875% 7/1/28 #	149,000	129,269
CoStar Group 144A 2.80% 7/15/30 #	175,000	143,313
Entegris Escrow
144A 4.75% 4/15/29 #	140,000	127,953
144A 5.95% 6/15/30 #	135,000	124,673
Marvell Technology
1.65% 4/15/26	210,000	185,721
2.45% 4/15/28	110,000	93,296
Oracle
5.80%11/10/25	30,000	30,705
6.15%11/9/29	220,000	228,873
Sensata Technologies 144A 3.75% 2/15/31 #	160,000	131,868
		2,475,617
Transportation — 1.33%
Burlington Northern Santa Fe 2.875%6/15/52	148,000	99,381
Delta Air Lines 144A 7.00% 5/1/25 #	136,000	139,107
Mileage Plus Holdings 144A 6.50% 6/20/27 #	144,009	143,491
Norfolk Southern 3.15% 6/1/27	95,000	88,454
Seaspan 144A 5.50% 8/1/29 #	70,000	53,139
		523,572
Total Corporate Bonds (cost $39,014,608)		33,778,714

Municipal Bonds — 0.29%
Commonwealth of Puerto Rico (Restructured)
Series A-1 4.00% 7/1/35	5,110	4,313
Series A-1 4.10% 7/1/24^	2,341	2,171
GDB Debt Recovery Authority of Puerto Rico 7.50% 8/20/40	128,783	107,855
Total Municipal Bonds (cost $129,471)		114,339

Non-Agency Asset-Backed Securities — 2.11%
Enterprise Fleet Financing Series 2022-2 A2 144A 4.65% 5/21/29 #	225,000	221,852
Ford Credit Floorplan Master Owner Trust Series 2019-2 A 3.06% 4/15/26	205,000	198,820
Toyota Auto Loan Extended Note Trust Series 2022-1A A 144A 3.82% 4/25/35 #	225,000	213,145
Volkswagen Auto Lease Trust Series 2022-A A3 3.44% 7/21/25	200,000	195,701
Total Non-Agency Asset-Backed Securities (cost $854,101)		829,518

Loan Agreements — 3.20%
AmWINS Group 6.634% (LIBOR01M + 2.25%) 2/19/28 ●	107,801	105,941
Applied Systems 9.08% ((SOFR03M + 3.50%)) 9/18/26 ●	117,006	116,714
Gates Global Tranche B-3 6.884% (LIBOR01M + 2.50%) 3/31/27 ●	117,600	115,358
Horizon Therapeutics USA Tranche B-2 6.188% (LIBOR01M + 1.75%) 3/15/28 ●	108,075	108,102
Informatica 7.188% (LIBOR01M + 2.75%) 10/27/28 ●	114,138	112,425
Prime Security Services Borrower Tranche B-1 6.505% (LIBOR03M + 2.75%) 9/23/26 ●	117,900	116,969
RealPage 1st Lien 7.384% (LIBOR01M + 3.00%) 4/24/28 ●	118,500	112,990
Reynolds Group Holdings Tranche B-2 7.634% (LIBOR01M + 3.25%) 2/5/26 ●	112,700	111,686
Standard Industries 6.425% (LIBOR06M + 2.25%) 9/22/28 ●	360,013	356,063
Total Loan Agreements (cost $1,270,156)		1,256,248

US Treasury Obligation — 0.73%
US Treasury Bonds 3.00% 8/15/52	350,000	288,477
Total US Treasury Obligation (cost $303,728)		288,477

12

	Number of shares	Value (US $)
Short-Term Investments — 6.32%
Money Market Mutual Funds — 6.32%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.03%)	619,978	$619,978
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.06%)	619,978	619,978
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.23%)	619,978	619,978
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.11%)	619,978	619,978
Total Short-Term Investments (cost $2,479,912)		2,479,912
Total Value of Securities — 99.23% (cost $44,260,425)		$38,951,115

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2022, the aggregate value of Rule 144A securities was $7,573,355, which represents 19.29% of the Series’ net assets. See Note 10 in “Notes to financial statements.”
●	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
μ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2022. Rate will reset at a future date.
ψ	Perpetual security. Maturity date represents next call date.
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.

Summary of abbreviations:

DAC – Designated Activity Company

ICE – Intercontinental Exchange, Inc.

LIBOR – London Interbank Offered Rate

LIBOR01M – ICE LIBOR USD 1 Month

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

REMIC – Real Estate Mortgage Investment Conduit

SOFR – Secured Overnight Financing Rate

SOFR03M – Secured Overnight Financing Rate 3 Month

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

13

Statement of assets and liabilities

Delaware VIP® Trust — Delaware VIP Investment Grade Series

December 31, 2022

Assets:
Investments, at value*	$38,951,115
Cash	3,383
Dividends and interest receivable	405,074
Receivable for series shares sold	7,867
Other assets	366
Total Assets	39,367,805
Liabilities:
Other accrued expenses	95,480
Payable for series shares redeemed	8,653
Investment management fees payable to affiliates	6,217
Administration expenses payable to affiliates	5,290
Total Liabilities	115,640
Total Net Assets	$39,252,165

Net Assets Consist of:
Paid-in capital	$47,934,021
Total distributable earnings (loss)	(8,681,856)
Total Net Assets	$39,252,165

Net Asset Value
Standard Class:
Net assets	$39,242,997
Shares of beneficial interest outstanding, unlimited authorization, no par	4,615,676
Net asset value per share	$8.50
Service Class:
Net assets	$9,168
Shares of beneficial interest outstanding, unlimited authorization, no par	1,082
Net asset value per share	$8.47

* Investments, at cost	$44,260,425

See accompanying notes, which are an integral part of the financial statements.

14

Statement of operations

Delaware VIP® Trust — Delaware VIP Investment Grade Series

Year ended December 31, 2022

Investment Income:
Interest	$1,783,220
Dividends	13,246
1,796,466
Expenses:
Management fees	220,937
Distribution expenses — Service Class	29
Accounting and administration expenses	45,630
Audit and tax fees	45,391
Dividend disbursing and transfer agent fees and expenses	14,927
Reports and statements to shareholders expenses	14,682
Legal fees	3,327
Custodian fees	3,243
Trustees’ fees and expenses	2,278
Registration fees	4
Other	35,339
385,787
Less expenses waived	(107,315)
Total operating expenses	278,472
Net Investment Income (Loss)	1,517,994

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(4,541,439)
Swap contracts	(592)
Net realized gain (loss)	(4,542,031)
Net change in unrealized appreciation (depreciation) on:
Investments	(5,889,862)
Swap contracts	592
Net change in unrealized appreciation (depreciation)	(5,889,270)
Net Realized and Unrealized Gain (Loss)	(10,431,301)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(8,913,307)

See accompanying notes, which are an integral part of the financial statements.

15

Statements of changes in net assets

Delaware VIP® Trust — Delaware VIP Investment Grade Series

	Year ended
	12/31/22	12/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$1,517,994	$1,403,626
Net realized gain (loss)	(4,542,031)	895,374
Net change in unrealized appreciation (depreciation)	(5,889,270)	(2,755,154)
Net increase (decrease) in net assets resulting from operations	(8,913,307)	(456,154)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(2,333,366)	(3,612,371)
Service Class	(463)	(646)
	(2,333,829)	(3,613,017)
Capital Share Transactions:
Proceeds from shares sold:
Standard Class	1,215,669	2,636,589

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	2,333,366	3,612,371
Service Class	463	646
	3,549,498	6,249,606
Cost of shares redeemed:
Standard Class	(7,130,506)	(8,191,477)
Decrease in net assets derived from capital share transactions	(3,581,008)	(1,941,871)
Net Decrease in Net Assets	(14,828,144)	(6,011,042)

Net Assets:
Beginning of year	54,080,309	60,091,351
End of year	$39,252,165	$54,080,309

See accompanying notes, which are an integral part of the financial statements.

16

Financial highlights

Delaware VIP® Investment Grade Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19[1]	12/31/18
Net asset value, beginning of period	$10.80	$11.60	$11.02	$10.18	$10.80

Income (loss) from investment operations:
Net investment income[2]	0.31	0.27	0.26	0.29	0.31
Net realized and unrealized gain (loss)	(2.13)	(0.37)	0.98	0.95	(0.53)
Total from investment operations	(1.82)	(0.10)	1.24	1.24	(0.22)

Less dividends and distributions from:
Net investment income	(0.34)	(0.34)	(0.41)	(0.40)	(0.40)
Net realized gain	(0.14)	(0.36)	(0.25)	—	—
Total dividends and distributions	(0.48)	(0.70)	(0.66)	(0.40)	(0.40)

Net asset value, end of period	$8.50	$10.80	$11.60	$11.02	$10.18

Total return[3]	(17.06%)	(0.72%)	11.91%	12.62%	(2.03)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$39,243	$54,069	$60,080	$61,952	$61,630
Ratio of expenses to average net assets[4]	0.63%	0.65%	0.69%	0.73%	0.70%
Ratio of expenses to average net assets prior to fees waived[4]	0.87%	0.74%	0.81%	0.90%	0.85%
Ratio of net investment income to average net assets	3.44%	2.45%	2.39%	2.76%	3.05%
Ratio of net investment income to average net assets prior to fees waived	3.20%	2.36%	2.27%	2.59%	2.90%
Portfolio turnover	99%	110%	147%	157%[5]	53%

[1]	On October 4, 2019, the First Investors Life Series Investment Grade Fund shares were reorganized into Standard Class shares of the Series. The Standard Class shares financial highlights for the period prior to October 4, 2019, reflect the performance of the First Investors Life Series Investment Grade Fund shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period shown reflects waivers by the manager. Performance would have been lower had the waivers not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[4]	Expense ratios do not include expenses of any investment companies in which the Series invests.
[5]	The Series’ portfolio turnover rate increased substantially during the year ended December 31, 2019 due to a change in the Series’ portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

17

Financial highlights

Delaware VIP® Investment Grade Series Service Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended			10/31/19[1] to
	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$10.76	$11.56	$11.01	$10.97

Income (loss) from investment operations:
Net investment income[2]	0.29	0.23	0.23	0.03
Net realized and unrealized gain (loss)	(2.13)	(0.36)	0.97	0.01
Total from investment operations	(1.84)	(0.13)	1.20	0.04

Less dividends and distributions from:
Net investment income	(0.31)	(0.31)	(0.40)	—
Net realized gain	(0.14)	(0.36)	(0.25)	—
Total dividends and distributions	(0.45)	(0.67)	(0.65)	—

Net asset value, end of period	$8.47	$10.76	$11.56	$11.01

Total return[3]	(17.32)%	(1.03)%	11.57%	0.37%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$9	$11	$11	$10
Ratio of expenses to average net assets[4]	0.93%	0.95%	0.99%	0.99%
Ratio of expenses to average net assets prior to fees waived[4]	1.15%	1.04%	1.11%	1.31%
Ratio of net investment income to average net assets	3.16%	2.15%	2.09%	1.50%
Ratio of net investment income to average net assets prior to fees waived	2.94%	2.06%	1.97%	1.18%
Portfolio turnover	99%	110%	147%	157%[5,6]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[4]	Expense ratios do not include expenses of any investment companies in which the Series invests.
[5]	Portfolio turnover is representative of the Series for the entire period.
[6]	The Series’ portfolio turnover rate increased substantially during the year ended December 31, 2019 due to a change in the Series’ portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

18

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Investment Grade Series

December 31, 2022

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 12 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Investment Grade Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and the ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Open-end investment companies, other than ETFs, are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Series’ valuation designee, Delaware Management Company (DMC). Subject to the oversight of the Series’ Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities for which market quotations are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities and private placements are valued at fair value.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2022, and for all open tax years (years ended December 31, 2019–December 31, 2021), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2022, the Series did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

(continues)	19

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Investment Grade Series

1. Significant Accounting Policies (continued)

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Income and capital gain distributions from any Underlying Funds in which the Series invests are recorded on the ex-dividend date. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2022, the Series earned less than $1 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.50% on the first $500 million of average daily net assets of the Series, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual series operating expenses from exceeding 0.63% of the Series’ average daily net assets for the Standard Class and 0.93% for the Service Class from January 1, 2022 through December 31, 2022.* These waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). DMC may also permit these Affiliated Sub-Advisors to execute Series security trades on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, pays each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2022, the Series paid $12,538 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2022, the Series paid $3,401 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides

20

certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. The fees are calculated daily and paid monthly. Standard Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Series. For the year ended December 31, 2022, the Series paid $2,036 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of any Underlying Funds including ETFs in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

*	The aggregate contractual waiver period covering this report is from April 30, 2021 through April 29, 2023.

3. Investments

For the year ended December 31, 2022, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than US government securities	$38,488,552
Purchases of US government securities	4,331,538
Sales other than US government securities	45,581,002
Sales of US government securities	4,043,925

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of investments	$44,355,272
Aggregate unrealized appreciation of investments	$411,287
Aggregate unrealized depreciation of investments	(5,815,444)
Net unrealized depreciation of investments	$(5,404,157)

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the

(continues)	21

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Investment Grade Series

3. Investments (continued)

asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 −	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 −	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 −	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2022:

	Level 1	Level 2	Total
Securities
Assets:
Agency Collateralized Mortgage Obligations	$—	$47,111	$47,111
Convertible Bonds	—	156,796	156,796
Corporate Bonds	—	33,778,714	33,778,714
Loan Agreements	—	1,256,248	1,256,248
Municipal Bonds	—	114,339	114,339
Non-Agency Asset-Backed Securities	—	829,518	829,518
US Treasury Obligation	—	288,477	288,477
Short-Term Investments	2,479,912	—	2,479,912
Total Value of Securities	$2,479,912	$36,471,203	$38,951,115

During the year ended December 31, 2022, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Series’ net assets. During the year ended December 31, 2022, there were no Level 3 investments.

22

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:

	Year ended
	12/31/22	12/31/21
Ordinary income	$1,704,384	$3,613,017
Long-term capital gains	629,445	—
Total	$2,333,829	$3,613,017

5. Components of Net Assets on a Tax Basis

As of December 31, 2022, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$47,934,021
Undistributed ordinary income	1,579,559
Capital loss carryforwards	(4,752,154)
Unrealized appreciation (depreciation) on investments	(5,509,261)
Net assets	$39,252,165

Differences between components of net assets unrealized and tax cost unrealized may arise due to certain foreign currency transactions, foreign capital gains taxes, and amortization of callable bond premiums in accordance with ASU 2017-08.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax treatment of market premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2022, the Series had no reclassifications.

At December 31, 2022, capital loss carryforwards available to offset future realized capital gains were as follows:

Loss carryforward character
Short-term	Long-term	Total
$2,603,525	$2,148,629	$4,752,154

(continues)	23

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Investment Grade Series

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/22	12/31/21
Shares sold:
Standard Class	133,584	239,094

Shares issued upon reinvestment of dividends and distributions:
Standard Class	260,420	342,405
Service Class	52	61
	394,056	581,560
Shares redeemed:
Standard Class	(786,899)	(752,914)

Net decrease	(392,843)	(171,354)

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $355,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 31, 2022.

On October 31, 2022, the Series, along with the other Participants, entered into an amendment to the Agreement for a $355,000,000 revolving line of credit to be used as described above. It operates in substantially the same manner as the original Agreement. Under the amendment to the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the Agreement expires on October 30, 2023.

The Series had no amounts outstanding as of December 31, 2022, or at any time during the year then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Swap Contracts

The Series may enter into CDS contracts in the normal course of pursuing its investment objective. The Series may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. Swap agreements are bilaterally negotiated agreements between the Series and counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (OTC swaps). If the OTC swap entered is one of the swaps identified by a relevant regulator as a swap that is required to be cleared, then it will be cleared through a third party, known as a central counterparty or derivatives clearing organization (centrally cleared swaps).

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront

24

payment may be made or received by the Series in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended December 31, 2022, the Series entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty. During the year ended December 31, 2022, the Series did not enter into any CDS contracts as a seller of protection.

CDS contracts may involve greater risks than if the Series had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Series’ maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty. No CDS contracts were outstanding at December 31, 2022.

Swaps Generally. For centrally cleared swaps, payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The value of open swaps may differ from that which would be realized in the event the Series terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedule of investments.”

9. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by the Series is generally invested in an individual separate account. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and

(continues)	25

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Investment Grade Series

9. Securities Lending (continued)

other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended December 31, 2022, the Series had no securities out on loan.

10. Credit and Market Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, IBORs) could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average (EONIA), which are also the subject of recent reform.

The Series invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC and lower than Baa3 by Moody’s Investors Service, Inc. or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Series will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Series more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s

26

obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Series may involve revolving credit facilities or other standby financing commitments that obligate the Series to pay additional cash on a certain date or on demand. These commitments may require the Series to increase its investment in a company at a time when the Series might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Series is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Series may pay an assignment fee. On an ongoing basis, the Series may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Series may be required to rely upon another lending institution to collect and pass on to the Series amounts payable with respect to the loan and to enforce the Series’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Series from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Series.

The Series invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are CMOs. CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Series’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Series may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Series invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

11. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

In March 2020, FASB issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based

(continues)	27

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Investment Grade Series

12. Recent Accounting Pronouncements (continued)

reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. On December 21, 2022, FASB issued ASU 2022-06 to defer the sunset date of Accounting Standards Codification Topic 848 until December 31, 2024. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management is currently evaluating ASU 2020-04, but does not believe there will be a material impact.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2022, that would require recognition or disclosure in the Series’ financial statements.

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Report of independent
registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Investment Grade Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Investment Grade Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Class Name	Financial Highlights
Standard Class	For each of the four years in the period ended December 31, 2022

Service Class	For each of the three years in the period ended December 31, 2022 and the period October 31, 2019 (commencement of operations) through December 31, 2019

The financial statements of the Series as of and for the year ended December 31, 2018 and the financial highlights for the year ended December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agents and agent banks. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 23, 2023

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

29

Other Series information (Unaudited)

Delaware VIP® Trust — Delaware VIP Investment Grade Series

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2022, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	26.97%
(B) Ordinary Income Distributions (Tax Basis)	73.03%
Total Distributions (Tax Basis)	100.00%

(A)	and (B) are based on a percentage of the Series’ total distributions.

30

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 9-11, 2022

At a meeting held on August 9-11, 2022 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Delaware VIP Investment Grade Series (the “Fund”) Investment Management Agreement with Delaware Management Company (“DMC”); and the Sub-Advisory Agreements with Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”), Macquarie Investment Management Europe Limited (“MIMEL”) and Macquarie Investment Management Global Limited (“MIMGL” and together with MIMAK and MIMEL, the “Affiliated Sub-Advisers”).

Prior to the Meeting, including at a Board meeting held in May 2022, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the applicable Investment Committee, with each Investment Committee assisting the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Investment Management Agreement and the Sub-Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2022. In considering and approving the Investment Management Agreement and the Sub-Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Fund’s Investment Management Agreement and the Sub-Advisory Agreements, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).

The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Investment Management Agreement and the Sub-Advisory Agreements for a one-year term. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.

Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Fund by DMC under its Investment Management Agreement and the experience of the officers and employees of DMC who provide these services, including the Fund’s portfolio managers. The Board’s review included consideration of DMC’s investment process and oversight and research and analysis capabilities, and its ability to attract and retain qualified investment professionals. The Board considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, valuation, and compliance risks. The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates. The Board also considered non-advisory services that DMC and its affiliates provide to the Delaware Funds, including third party oversight, transfer agent, internal audit, valuation, portfolio trading, and legal and compliance. The Board took into account the benefits to shareholders of investing in a Fund that is part of a family of funds managed by an affiliate of Macquarie Group Ltd. (“Macquarie”), the parent company of DMC, and the resources available to DMC as part of Macquarie’s global asset management business.

The Board received and considered various information with respect to the services provided by the Affiliated Sub-Advisers under the Sub-Advisory Agreements and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board considered the division of responsibilities between DMC and the Affiliated Sub-Advisers and the oversight provided by DMC. The Board considered the expertise of the Affiliated Sub-Advisers with respect to certain asset classes and/or investment styles. The Affiliated Sub-Advisers are part of Macquarie’s global investment platform that has offices and personnel that are located around the world. As a result, the Board noted that DMC had stated that the Affiliated Sub-Advisers can provide research, investment and trading analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades, as applicable. The Board took into account that the Sub-Advisory Agreements may benefit the Fund and its shareholders by permitting DMC to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.

31

Other Series information (Unaudited)

Delaware VIP® Trust — Delaware VIP Investment Grade Series

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 9-11, 2022 (continued)

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund by DMC and the Affiliated Sub-Advisers.

Investment performance. The Board received and considered information with respect to the investment performance of the Fund, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting. The Broadridge reports prepared for the Fund showed its investment performance in comparison to a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used by Broadridge to select the funds in the Performance Universe. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year or since inception periods, as applicable, ended December 31, 2021.

The Performance Universe for the Fund consisted of the Fund and all BBB-rated corporate debt funds underlying variable insurance products, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the first quartile and for the 3-, 5-, and 10-year periods was in the second quartile of its Performance Universe. The Fund was above the median for the 1-, 3-, 5-, and 10-year periods compared to its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1- and 3-year periods and slightly underperformed its benchmark index for the 5- and 10-year periods. The Board, however, noted that the investment performance of the current portfolio management team only began as of October 2019. The Board noted that the Fund was generally performing in line with its Performance Universe and its benchmark during the periods under review.

Comparative expenses. The Board received and considered expense data for the Fund. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also considered on the comparative analysis of contractual management fees and actual total expense ratios of the Fund versus contractual management fees and actual total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds were similar in size to the Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with the Fund’s expense universe, which is comprised of the Fund, its Expense Group and all other similar funds underlying variable insurance products with similar 12b-1 and non-12b-1 structures, excluding outliers (the “Expense Universe”). The Fund’s total expenses were also compared with those of its Expense Universe.

The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Group average.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.

The Board noted that DMC, and not the Fund, pays the sub-advisory fees to the Affiliated Sub-Advisers and, accordingly, that the retention of the Affiliated Sub-Advisers does not increase the fees and expenses incurred by the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreement and to the Affiliated Sub-Advisers under the Sub-Advisory Agreements was reasonable.

Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the Delaware Funds complex, including the current

32

breakpoints. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.

Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to the Fund and the Delaware Funds as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the Delaware Funds; the benefits from allocation of fund brokerage to improve trading efficiencies; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the Delaware Funds. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Fund.

Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Fund and the ongoing commitment of DMC and its affiliates to the Fund, the Board did not find that any ancillary benefits received by DMC and its affiliates were unreasonable.

Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, approved the continuation of DMC’s Investment Management Agreement and of the Affiliated Sub-Advisers’ Sub-Advisory Agreements for an additional one-year period.

33

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee

Shawn K. Lytle[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	126	Macquarie Asset Management[3] (2015–Present) -Global Head of Macquarie Asset Management Public Investments (2019–Present) -Head of Americas of Macquarie Group (2017–Present)	None

Independent Trustees

Jerome D. Abernathy 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	126	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) -Managing Member (1993–Present)	None

Ann D. Borowiec 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1958	Trustee	Since March 2015	126	J.P. Morgan Chase & Co. (1987–2013) -Chief Executive Officer, Private Wealth Management (2011–2013)	Banco Santander International (2016–2019) Santander Bank, N.A. (2016–2019)

Joseph W. Chow 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1953	Trustee	Since January 2013	126	Private Investor (2011–Present)	None

H. Jeffrey Dobbs 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1955	Trustee	Since April 2019[4]	126	KPMG LLP (2002–2015) -Global Sector Chairman, Industrial Manufacturing (2010–2015)	TechAccel LLC (2015–Present) PatientsVoices, Inc. (2018–Present) Valparaiso University Board (2012–Present) Ivy Funds Complex (2019–2021)

34

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

John A. Fry 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1960	Trustee	Since January 2001	126	Drexel University -President (2010–Present)	Federal Reserve
Bank of Philadelphia
(2020–Present)
FS Credit Real Estate
Income Trust, Inc.
(2018–Present)
vTv Therapeutics Inc.
(2017–Present)
Community Health
Systems
(2004–Present)
Drexel Morgan & Co.
(2015–2019)

Joseph Harroz, Jr. 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1967	Trustee	Since November 1998[4]	126	University of Oklahoma
-President
(2020–Present)
-Interim President
(2019–2020)
-Vice President and
Dean, College of Law
(2010–2019)
Brookhaven
Investments LLC
(commercial enterprises)
-Managing Member
(2019–Present)
St. Clair, LLC
(commercial enterprises)
-Managing Member
				(2019–Present)	OU Medicine, Inc. (2020–Present) Big 12 Athletic Conference (2019–Present) Valliance Bank (2007–Present) Ivy Funds Complex (1998–2021)

Sandra A.J. Lawrence 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1957	Trustee	Since April 2019[4]	126	Children’s Mercy Hospitals and Clinics (2005–2019) -Chief Administrative Officer (2016–2019)	Brixmor Property
Group Inc.
(2021–Present)
Sera Prognostics Inc.
(biotechnology)
(2021–Present)
Recology
(resource recovery)
(2021–Present)
Evergy, Inc., Kansas City
Power & Light Company,
KCP&L Greater Missouri
Operations Company,
Westar Energy, Inc. and
Kansas Gas and Electric
Company (related utility
companies)
(2018–Present)
National Association of
Corporate Directors
(2017–Present)
Ivy Funds Complex
(2019–2021)
American Shared Hospital
Services (medical device)
(2017–2021)
Westar Energy (utility)
(2004–2018)

35

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Frances A. Sevilla-Sacasa 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	Since September 2011	126	Banco Itaú International -Chief Executive Officer (2012–2016)	Florida Chapter of
National Association of
Corporate Directors
(2021–Present)
Callon Petroleum
Company
(2019–Present)
Camden Property Trust
(2011–Present)
New Senior Investment
Group Inc. (2021)
Carrizo Oil & Gas, Inc.
					(2018–2019)

Thomas K. Whitford 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Chair and Trustee	Trustee since January 2013 Chair since January 2023	126	PNC Financial Services Group (1983–2013) -Vice Chairman (2009–2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022) HSBC Finance Corporation (2013–2018)

Christianna Wood 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	126	Gore Creek Capital, Ltd. -Chief Executive Officer and President (2009–Present)	The Merger Fund
(2013–2021),
The Merger Fund VL
(2013–2021),
WCM Alternatives:
Event-Driven Fund
(2013–2021),
and WCM
Alternatives:
Credit Event Fund
(2017–2021)
Grange Insurance
(2013–Present)
H&R Block Corporation
					(2008–Present)

Janet L. Yeomans 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1948	Trustee	Since April 1999	126	3M Company (1995–2012) -Vice President and Treasurer (2006–2012)	Okabena Company (2009–2017)

Officers

David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	126	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	None[5]

Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	126	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	None[5]

36

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Richard Salus 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	126	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	None

[1]	“Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.
[2]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Series’ investment advisor.
[3]	Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Series’ investment advisor, principal underwriter, and transfer agent.
[4]	Includes time served on the Board of Ivy Funds prior to the date when Ivy Funds joined the Delaware Funds complex.
[5]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust, and he is Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

37

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Form N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(2700499)

AR-VIPIG-0223

Delaware VIP® Trust Delaware VIP Limited Duration Bond Series December 31, 2022

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is a full-service asset manager offering a diverse range of products across public and private markets including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and asset finance. The Public Investments business is a part of MAM and includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2022, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® Limited Duration Bond Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2023 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review

Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

December 31, 2022 (Unaudited)

For its fiscal year ended December 31, 2022, Delaware VIP Limited Duration Bond Series (the “Series”) declined 4.19%. The figure reflects all distributions reinvested. For the same period, the Bloomberg 1-3 Year US Government/Credit Index declined 3.69%. Past performance does not guarantee future results. Complete annualized performance for Delaware VIP Limited Duration Bond Series is shown in the table on page 3. Please see page 4 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Market review

Russia’s invasion of Ukraine in late February 2022 was notable not just for its human tragedy; it also marked the most substantial use of unconventional economic weapons in response to the conventional weapons of modern warfare. As such, the war in Ukraine had significant economic ramifications, not the least of which was global inflation that climbed to a multi-decade high before the year ended.

The war created severe disruptions in the production of Ukrainian agricultural and other commodities. Combined with the economic sanctions imposed on Russia, significant disruptions to global supply chains resulted. Energy and food markets, already confronting shortages and soaring prices stemming from the COVID-19 pandemic, were pressured further.

Central banks around the world attempted to control inflation, which was fueled by supply shortages, combined with resilient consumer demand. In particular, Europe felt the brunt of rising energy prices because of its heavy reliance on imports from Russia, complicating the mission of the European Central Bank.

Generally during periods of heightened geopolitical risk and increasing volatility, central banks slow the pace of interest rates hikes, but this past year was an exception as inflation remained well above their target. The Federal Reserve raised interest rates and stopped quantitative easing, abandoning the tools that it had previously used to stimulate the economy.

The abrupt rise in interest rates – the US federal funds rate increased from near zero to a range of 4.25% to 4.5% by year-end – took a bite out of the interest-rate-sensitive sectors of the economy. Housing felt the burden of higher mortgage rates after enjoying significant appreciation during the pandemic.

Political unrest in China, especially that related to restrictions imposed to control the spread of COVID-19, also contributed to global economic problems. Throughout much of the year, China maintained its aggressive lockdowns of major cities. The “zero-COVID” policy contributed to ongoing supply-chain disruptions and inflationary pressure. In December, China abruptly eased its restrictions, opening the door to a potential surge in demand. That could pose new challenges to central banks early in 2023 as they attempt to bring inflation down to acceptable levels.

The US dollar maintained strength for most of the year while the euro declined below parity with the dollar. The war in Ukraine and central banks’ aggressive anti-inflationary monetary policies combined to cause idiosyncratic stressors to bubble to the surface. For example, an acute financial crisis in the UK related to pension plans led the Bank of England to intervene to stabilize the country’s interest rates even though it had been raising rates to fight inflation.

Against this highly volatile backdrop, credit markets behaved reasonably well in 2022, albeit while sustaining broad losses, largely due to the move higher in interest rates. However, higher yields were viewed as an opportunity for many fixed income investors and may have provided important technical support at time when central banks across most the developed world were in the midst of raising short-term rates.

Within the Series

Investors widely expected that the Fed would be active throughout most of the fiscal year. That expectation became reality at the end of March when the Fed began raising rates. Investors then shifted focus to just how much tightening the Fed would do.

In managing the portfolio, we try to provide rather than take liquidity. Liquidity enables us to take advantage of periods of uncertainty. It provides us with the investment flexibility to take advantage of market opportunities as they arise.

We entered 2022 with an overweight to investment grade corporate credit, which detracted from performance. That was in large part because of our overweight to BBB-rated credit, which underperformed. We were attracted to the higher income provided by BBB-rated bonds. Yield opportunities in shorter-term securities moved materially higher. Meanwhile, we maintained our overweight to investment grade corporate credit.

1

Portfolio management review

Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

Some key drivers that weighed on performance within investment grade corporate credit included Avolon Holdings Ltd., which leases commercial jet aircraft. Avolon had disappointing financial results and we exited that credit. However, we have maintained exposure to the industry, as we remain constructive on its economic fundamentals.

Another detractor from relative performance was Credit Suisse Group AG senior unsecured bonds, which we continue to hold. Despite negative performance in 2022, Credit Suisse announced last year that it was executing a new strategic plan and we are constructive on the organization’s forward-looking guidance.

We also had a modest exposure to agency mortgage-backed securities (MBS), which detracted from performance based on the mortgage market’s sensitivity to the uncertainties associated with rising interest rates. The rising interest rate environment added to volatility within the MBS market, but we believe that relative to investment grade corporate credit, MBS looks reasonably attractive and we maintain exposure there.

Yield curve management also detracted from performance. We generally maintained greater interest rate sensitivity in the portfolio than the overall benchmark.

Out-of-benchmark exposure to asset-backed securities (ABS) detracted as well but was diversified across multiple subsectors including lease and equipment and high-quality auto segments.

Contributors to the Series’ relative performance included an underweight to government-related non-corporate issuers as their performance generated negative excess returns. Conversely, our allocation to high yield bonds outperformed the benchmark return. That came from positive security selection, including exposure to senior secure bonds issued by lower-rated insurance broker USI Inc. We remain comfortable owning the bond as we see a favorable insurance-rate environment continuing into the new year.

We also benefited from good security selection in emerging markets relative to the index. This included exposure to higher-quality names within that space. One was a modest allocation to Sura Asset Management, a Colombian-based provider of pension management, life insurance, and other asset management services. With commodity prices rising throughout 2022, some exposure to FirstQuantum Minerals Ltd. benefited performance.

Key risks and opportunities

Monetary policy in the US remains one of the largest uncertainties as we embark on a new year. Markets continue to price in a lower terminal rate (peak interest rate) than the Fed. That indicates that the Fed is likely to tighten more than investors expect. That divergence will be resolved one way or the other and will be determined largely by the trajectory of inflation, which remains well above the Fed’s 2% target rate. The discrepancy in expectations between investors and the Fed suggests there will likely be more market volatility in the coming months.

We expect credit spreads to widen because of that uncertainty. We could also see a shallow recession in late 2023 or early 2024. However, if we are wrong, the risk most likely would be skewed to the downside – a potentially deeper or longer recession.

We are watching for signs that economic slowing could be occurring more quickly than expected. We believe this would increase the risk of a policy mistake by the Fed, further adding to volatility.

We believe that fixed income still offers attractive yields, which should provide a positive factor as investors look at break-even levels and attractiveness relative to other asset classes. Effectively, a yield of 5% or 6% now on a fixed income fund compared with 1% or 2% in January 2022 could provide a buffer if yield spreads materially widen. Now, you’d have to see interest rates move materially higher before that 6% yield disappears. Accordingly, this reduces the likelihood of negative returns in fixed income assets today compared with 2022.

Delaware VIP Limited Duration Bond Series used derivatives, including interest rate futures and high yield credit default swaps (CDX) to tactically gain access to the high yield asset class. Derivatives detracted from performance less than 50 basis points.

2

Performance summary (Unaudited)

Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2022
	1 year	3 year	5 year	Lifetime
Standard Class shares (commenced operations on July 1, 2014)	-4.19%	-0.41%	+0.51%	+0.15%
Bloomberg 1-3 Year US Government/Credit Index	-3.69%	-0.32%	+0.92%	—

*	The benchmark lifetime return is calculated using the month end prior to the Series’ Standard Class inception date. Returns reflect the reinvestment of all distributions. Please see page 5 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Standard Class shares of the Series was 0.53%, while total operating expenses for Standard Class shares were 0.94%. The management fee for Standard Class shares was 0.50%. The expense ratios may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

The Series adopted the performance of the First Investors Life Series Limited Duration Bond Fund (Predecessor Series) as the result of a reorganization of the Predecessor Series into the Series, which was consummated after the close of business on October 4, 2019 (Reorganization). The Series had not yet commenced operations prior to the Reorganization. The returns shown for periods ending on or prior to October 4, 2019 reflect the performance and expenses of the Predecessor Series. The returns shown for periods after October 4, 2019 reflect the performance and expenses of the Series.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for Standard Class shares during some or all of the periods shown in the “Series and benchmark performance” table above and in the “Performance of a $10,000 investment” graph on page 5. Performance would have been lower had expense limitations not been in effect.

Performance data do not include any fees or sales charges imposed by variable insurance contracts. This fund doesn’t have any deferred sales charges. Performance shown here would have been reduced if such fees were included. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate. Interest payments on inflation-indexed debt securities will vary as the principal and/or interest is adjusted for inflation.

The Series may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

3

Performance summary (Unaudited)

Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

If and when the Series invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Series will be subject to special risks, including counterparty risk.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

During periods of falling interest rates, an issuer of a callable bond held by the Series may “call,” or repay, the security before its stated maturity. The Series would then lose any price appreciation above the bond’s call price and the Series may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Series’ income.

The market values of bonds and other debt securities are affected by changes in interest rates. In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases. Generally, the longer the maturity and duration of a debt security, the greater its sensitivity to interest rates. The yields received by the Series on its investments will generally decline as interest rates decline.

Writing call options involves risks, such as potential losses if equity markets or an individual equity security do not move as expected and the potential for greater losses than if these techniques had not been used.

The Series may hold a significant amount of investments in similar businesses, which could be affected by the same economic or market conditions. To the extent the Series invests significantly in the financials sector, the value of the Series’ shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital, changes in interest rates, the rate of corporate and consumer debt defaults, credit ratings and quality, market liquidity, extensive government regulation, and price competition.

An exchange-traded fund (ETF) is a security that represents all the stocks on a given exchange. ETF shares can be bought, sold, short-sold, traded on margin, and generally function as if they were stocks.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

4

Performance of a $10,000 investment

For the period July 1, 2014 (Series’ inception date) through December 31, 2022

	Starting value	Ending value
Bloomberg 1-3 Year US Government/Credit Index	$10,000	$10,787
Delaware VIP Limited Duration Bond Series — Standard Class shares	$10,000	$10,130

The graph shows a $10,000 investment in Delaware VIP Limited Duration Bond Series Standard Class shares for the period from July 1, 2014 through December 31, 2022.

The graph also shows $10,000 invested in the Bloomberg 1-3 Year US Government/Credit Index for the period from July 1, 2014 through December 31, 2022.

The Bloomberg 1-3 Year US Government/Credit Index is a market value-weighted index of government fixed-rate debt securities and investment grade US and foreign fixed-rate debt securities with average maturities of one to three years.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

5

Disclosure of Series expenses

For the six-month period from July 1, 2022 to December 31, 2022 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2022 to December 31, 2022.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual Series return†
Standard Class	$1,000.00	$1,001.10	0.53%	$2.67
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,022.53	0.53%	$2.70

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of any Underlying Funds.

6

Security type / sector allocations

Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

As of December 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Agency Collateralized Mortgage Obligations	1.36%
Agency Mortgage-Backed Securities	4.79%
Collateralized Debt Obligations	9.25%
Corporate Bonds	61.08%
Banking	16.75%
Basic Industry	2.51%
Brokerage	0.51%
Capital Goods	4.64%
Communications	2.71%
Consumer Cyclical	2.77%
Consumer Non-Cyclical	2.99%
Electric	6.40%
Energy	4.74%

Security type / sector	Percentage of net assets
Finance Companies	4.07%
Insurance	5.42%
Natural Gas	0.37%
Real Estate Investment Trusts	0.18%
Technology	4.45%
Transportation	2.57%
Non-Agency Asset-Backed Securities	8.45%
US Treasury Obligations	13.82%
Short-Term Investments	2.43%
Total Value of Securities	101.18%
Liabilities Net of Receivables and Other Assets	(1.18)%
Total Net Assets	100.00%

7

Schedule of investments

Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

December 31, 2022

	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations — 1.36%
Freddie Mac REMIC
Series 5092 WG 1.00% 4/25/31	252,030	$218,849
Freddie Mac Structured Agency
Credit Risk REMIC Trust Series 2021-HQA1 M1 144A 4.628% (SOFR + 0.70%) 8/25/33 #, ●	5,616	5,585
Series 2021-HQA2 M1 144A 4.628% (SOFR + 0.70%) 12/25/33 #, ●	42,203	41,870
Total Agency Collateralized Mortgage Obligations (cost $301,345)		266,304

Agency Mortgage-Backed Securities — 4.79%
Fannie Mae S.F. 15 yr
2.50% 8/1/35	63,572	58,333
Fannie Mae S.F. 30 yr
4.50% 2/1/44	81,015	79,982
4.50% 4/1/44	99,234	97,968
4.50% 1/1/50	239,989	237,909
5.00% 7/1/47	279,294	283,527
5.00% 5/1/48	102,288	102,756
Freddie Mac S.F. 30 yr
5.00% 8/1/48	78,074	78,280
Total Agency Mortgage-Backed Securities (cost $1,040,764)		938,755

Collateralized Debt Obligations — 9.25%
ARES LX CLO Series 2021-60A A 144A 5.314% (LIBOR03M + 1.12%, Floor 1.12%) 7/18/34 #, ●	250,000	240,956
Canyon Capital CLO Series 2019-2A AR 144A 5.259%(LIBOR03M + 1.18%, Floor 1.18%) 10/15/34 #, ●	250,000	241,443
Cedar Funding IX CLO Series 2018-9A A1 144A 5.223% (LIBOR03M + 0.98%, Floor 0.98%) 4/20/31 #, ●	250,000	246,421
CIFC Funding Series 2013-4A A1RR 144A 5.418% (LIBOR03M + 1.06%, Floor 1.06%) 4/27/31 #, ●	250,000	245,878
Dryden 83 CLO Series 2020-83A A 144A 5.414% (LIBOR03M + 1.22%, Floor 1.22%) 1/18/32 #, ●	250,000	244,751
KKR CLO 32 Series 32A A1 144A 5.399% (LIBOR03M + 1.32%, Floor 1.32%) 1/15/32 #, ●	100,000	98,715
LCM XVIII Series 18A A1R 144A 5.263% (LIBOR03M + 1.02%) 4/20/31 #, ●	250,000	246,567
Octagon Investment Partners 33Series 2017-1A A1 144A 5.433% (LIBOR03M + 1.19%) 1/20/31 #, ●	250,000	247,637
Total Collateralized Debt Obligations (cost $1,840,682)		1,812,368

Corporate Bonds — 61.08%
Banking — 16.75%
Bank of America
1.843% 2/4/25 μ	190,000	182,246
3.458% 3/15/25 μ	80,000	77,914
4.10% 7/24/23	130,000	129,463
6.204% 11/10/28 μ	5,000	5,171
Bank of New York Mellon 5.802% 10/25/28 μ	38,000	39,362
BBVA Bancomer 144A 1.875% 9/18/25 #	200,000	181,594
Citigroup
1.281% 11/3/25 μ	35,000	32,274
1.678% 5/15/24 μ	105,000	103,528
2.014% 1/25/26 μ	30,000	27,826
5.61% 9/29/26 μ	20,000	20,107
Deutsche Bank 0.898% 5/28/24	150,000	140,336
Fifth Third Bancorp
2.375% 1/28/25	35,000	33,214
3.65% 1/25/24	35,000	34,486
Goldman Sachs Group
0.925% 10/21/24 μ	175,000	167,704
1.542% 9/10/27 μ	25,000	21,597
5.089% (SOFR + 0.81%) 3/9/27 ●	270,000	259,247
JPMorgan Chase & Co.
4.023% 12/5/24 μ	330,000	325,198
4.851% 7/25/28 μ	30,000	29,293
4.898% (SOFR + 0.58%) 3/16/24 ●	90,000	89,746
KeyBank 5.85% 11/15/27	15,000	15,510
KeyCorp 3.878% 5/23/25 μ	45,000	44,055
Morgan Stanley
6.138% 10/16/26 μ	300,000	306,726
6.296% 10/18/28 μ	40,000	41,363
PNC Bank 3.875% 4/10/25	250,000	243,356
PNC Financial Services Group 5.671% 10/28/25 μ	35,000	35,398

8

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Banking (continued)
State Street
1.684% 11/18/27 μ	55,000	$48,792
5.751% 11/4/26 μ	5,000	5,124
5.82% 11/4/28 μ	5,000	5,172
Toronto-Dominion Bank 4.108% 6/8/27	115,000	111,350
4.602% (SOFR + 0.355%) 3/4/24 ●	50,000	49,689
Truist Bank 2.636% 9/17/29 μ	215,000	201,202
US Bancorp
3.375% 2/5/24	55,000	54,041
5.727% 10/21/26 μ	25,000	25,490
Wells Fargo & Co.
3.908% 4/25/26 μ	165,000	160,510
4.808% 7/25/28 μ	35,000	34,242
		3,282,326
Basic Industry — 2.51%
Avient 144A 5.75% 5/15/25 #	139,000	135,764
Celanese US Holdings
6.05% 3/15/25	15,000	14,954
6.165% 7/15/27	30,000	29,638
First Quantum Minerals 144A 7.50% 4/1/25 #	200,000	195,080
Nucor 3.95% 5/23/25	25,000	24,482
Nutrien 5.95% 11/7/25	90,000	91,930
		491,848
Brokerage — 0.51%
SURA Asset Management 144A 4.875% 4/17/24 #	100,000	99,828
		99,828
Capital Goods — 4.64%
Carlisle 0.55% 9/1/23	70,000	67,751

Mauser Packaging Solutions Holding 144A 5.50% 4/15/24 #	153,000	149,084
Parker-Hannifin
3.65% 6/15/24	95,000	93,007
4.25% 9/15/27	70,000	68,033
Roper Technologies 2.35% 9/15/24	145,000	138,538
Teledyne Technologies 0.95% 4/1/24	280,000	264,647
TransDigm
144A 6.25% 3/15/26 #	25,000	24,710
144A 8.00% 12/15/25 #	51,000	51,866
WESCO Distribution 144A 7.125% 6/15/25 #	51,000	51,750
		909,386
Communications — 2.71%
AMC Networks 5.00% 4/1/24	30,000	28,103
NBN 144A 0.875% 10/8/24 #	200,000	184,539
T-Mobile USA 3.75% 4/15/27	105,000	99,059
Verizon Communications 0.75% 3/22/24	120,000	113,898
Warnermedia Holdings 144A 3.638% 3/15/25 #	110,000	104,696
		530,295
Consumer Cyclical — 2.77%
Aptiv 2.396% 2/18/25	70,000	66,065
Carnival 144A 7.625% 3/1/26 #	51,000	40,513
Daimler Trucks Finance North America 144A 1.625% 12/13/24 #	150,000	139,314
General Motors Financial 4.15% 6/19/23	30,000	29,845
IRB Holding 144A 7.00% 6/15/25 #	8,000	7,993
MGM Resorts International 5.75% 6/15/25	120,000	116,800
Prime Security Services Borrower 144A 5.25% 4/15/24 #	68,000	66,914
VF 2.40% 4/23/25	40,000	37,582
VICI Properties 4.95% 2/15/30	40,000	38,131
		543,157
Consumer Non-Cyclical — 2.99%
AbbVie
2.60% 11/21/24	90,000	86,164
3.75% 11/14/23	165,000	163,405
Conagra Brands 0.50% 8/11/23	65,000	63,170
Gilead Sciences 3.70% 4/1/24	80,000	78,689
Royalty Pharma 1.20% 9/2/25	195,000	174,700
Viatris 1.65% 6/22/25	10,000	9,066
Zoetis 5.40% 11/14/25	10,000	10,211
		585,405
Electric — 6.40%
Avangrid 3.20% 4/15/25	60,000	57,390
CenterPoint Energy 4.776% (SOFR + 0.65%) 5/13/24 ●	285,000	281,737
Duke Energy 4.875% 9/16/24 μ, ψ	50,000	45,750
Duke Energy Carolinas 3.95% 11/15/28	30,000	28,846
Entergy Louisiana 4.05% 9/1/23	10,000	9,954
Eversource Energy 2.90% 3/1/27	25,000	23,054
National Rural Utilities Cooperative Finance 1.875% 2/7/25	135,000	126,706
NRG Energy 144A 3.75% 6/15/24 #	95,000	91,551

9

Schedule of investments

Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Electric (continued)
Pacific Gas and Electric 3.75% 2/15/24	120,000	$117,573
Southern California Edison 1.10% 4/1/24	210,000	199,551
Vistra Operations
144A 3.55% 7/15/24 #	105,000	100,767
144A 5.125% 5/13/25 #	40,000	39,187
WEC Energy Group 0.80% 3/15/24	140,000	132,699
		1,254,765
Energy — 4.74%
ConocoPhillips 2.40% 3/7/25	70,000	66,588
Devon Energy 5.25% 9/15/24	39,000	39,057
Enbridge 0.55% 10/4/23	115,000	111,214
Energy Transfer 5.55% 2/15/28	130,000	129,120
Exxon Mobil 2.019% 8/16/24	130,000	124,436
MPLX 4.875% 12/1/24	135,000	133,997
Murphy Oil 5.75% 8/15/25	33,000	32,483
NuStar Logistics 5.75% 10/1/25	73,000	70,303
Occidental Petroleum 5.50% 12/1/25	58,000	57,884
ONEOK 7.50% 9/1/23	115,000	116,302
Southwestern Energy 5.70% 1/23/25	10,000	9,841
Targa Resources Partners 5.00% 1/15/28	40,000	38,223
		929,448
Finance Companies — 4.07%
AerCap Ireland Capital DAC
1.65% 10/29/24	150,000	138,461
3.15% 2/15/24	150,000	145,070
Air Lease
0.80% 8/18/24	105,000	96,749
2.875% 1/15/26	15,000	13,895
3.00% 9/15/23	80,000	78,665
5.85% 12/15/27	20,000	20,013
Aviation Capital Group
144A 1.95% 1/30/26 #	65,000	56,656
144A 4.375% 1/30/24 #	60,000	58,521
DAE Sukuk DIFC 144A 3.75% 2/15/26 #	200,000	190,224
		798,254
Insurance — 5.42%
Athene Global Funding 144A 1.00% 4/16/24 #	205,000	191,756
Brighthouse Financial Global Funding
144A 1.00% 4/12/24 #	115,000	108,344
144A 4.499% (SOFR + 0.76%) 4/12/24 #, ●	85,000	84,202
Equitable Financial Life Global Funding 144A 0.80% 8/12/24 #	100,000	92,825
Equitable Holdings 3.90% 4/20/23	61,000	60,805
GA Global Funding Trust 144A 1.00% 4/8/24 #	275,000	257,748
Humana 5.75% 3/1/28	20,000	20,458
Met Tower Global Funding 144A 3.70% 6/13/25 #	150,000	145,592
USI 144A 6.875% 5/1/25 #	103,000	99,387
		1,061,117
Natural Gas — 0.37%
Sempra Energy 3.30% 4/1/25	75,000	71,985
		71,985
Real Estate Investment Trusts — 0.18%
Digital Realty Trust
4.45% 7/15/28	15,000	14,230
5.55% 1/15/28	20,000	20,168
		34,398
Technology — 4.45%
Fidelity National Information Services 4.70% 7/15/27	100,000	97,724
International Business Machines 3.00% 5/15/24	100,000	97,306
Microchip Technology
0.983% 9/1/24	150,000	138,987
4.333% 6/1/23	55,000	54,774
NXP
2.70% 5/1/25	5,000	4,711
4.875% 3/1/24	165,000	163,813
Oracle 5.80% 11/10/25	5,000	5,117
S&P Global 144A 2.45% 3/1/27 #	50,000	45,739
Sensata Technologies
144A 5.00% 10/1/25 #	90,000	88,050
144A 5.625% 11/1/24 #	25,000	24,882
Skyworks Solutions 0.90% 6/1/23	150,000	147,055
Workday 3.50% 4/1/27	5,000	4,680
		872,838
Transportation — 2.57%
Canadian Pacific Railway 1.35% 12/2/24	90,000	83,954
Delta Air Lines
144A 7.00% 5/1/25 #	185,000	189,227
7.375% 1/15/26	24,000	24,561
Penske Truck Leasing 144A 4.40% 7/1/27 #	45,000	42,773
Spirit Loyalty Cayman 144A 8.00% 9/20/25 #	24,000	24,119
Triton Container International 144A 1.15% 6/7/24 #	140,000	129,548

10

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Transportation (continued)
United Airlines 144A 4.375% 4/15/26 #	10,000	$9,286
		503,468
Total Corporate Bonds (cost $12,484,195)		11,968,518

Non-Agency Asset-Backed Securities — 8.45%
Enterprise Fleet Financing Series 2022-2 A2 144A 4.65% 5/21/29 #	60,000	59,161
Ford Credit Auto Owner Trust Series 2022-A B 1.91% 7/15/27	86,000	78,587
Hyundai Auto Lease Securitization Trust Series 2021-A B 144A 0.61% 10/15/25 #	900,000	877,614
JPMorgan Chase Bank Series 2020-2 B 144A 0.84% 2/25/28 #	58,704	57,315
Tesla Auto Lease Trust Series 2021-A B 144A 1.02% 3/20/25 #	235,000	224,566
Trafigura Securitisation Finance Series 2021-1A A2 144A 1.08% 1/15/25 #	200,000	180,091
Verizon Master Trust Series 2022-2 B 1.83% 7/20/28	86,000	80,162
Volkswagen Auto Lease Trust Series 2022-A A3 3.44% 7/21/25	100,000	97,850
Total Non-Agency Asset-Backed Securities (cost $1,725,650)		1,655,346

US Treasury Obligations — 13.82%
US Treasury Notes
4.125% 10/31/27	330,000	331,238
4.25% 12/31/24	310,000	308,946
4.25% 10/15/25	1,440,000	1,439,100
4.50% 11/30/24	630,000	630,074
Total US Treasury Obligations (cost $2,703,505)		2,709,358

	Number of shares
Short-Term Investments — 2.43%
Money Market Mutual Funds — 2.43%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.03%)	118,858	118,858
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.06%)	118,857	$118,857
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.23%)	118,857	118,857
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.11%)	118,857	118,857
Total Short-Term Investments (cost $475,429)		475,429
Total Value of Securities — 101.18% (cost $20,571,570)		$19,826,078

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2022, the aggregate value of Rule 144A securities was $6,762,599, which represents 34.51% of the Series’ net assets. See Note 10 in “Notes to financial statements.”
●	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
μ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2022. Rate will reset at a future date.
ψ	Perpetual security. Maturity date represents next call date.

11

Schedule of investments

Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

The following futures contracts were outstanding at December 31, 2022:1

Futures Contracts

Exchange-Traded

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
11	US Treasury 2 yr Notes	$2,255,859	$2,253,822	3/31/23	$2,037	$—	$(1,719)
(2)	US Treasury 5 yr Notes	(215,859)	(215,823)	3/31/23	—	(36)	172
Total Futures Contracts			$2,037,999		$2,037	$(36)	$(1,547)

The use of futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional amounts presented above represent the Series’ total exposure in such contracts, whereas only the variation margin is reflected in the Series’ net assets.

[1]	See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

CLO – Collateralized Loan Obligation

DAC – Designated Activity Company

DIFC – Dubai International Financial Centre

ICE – Intercontinental Exchange, Inc.

LIBOR – London Interbank Offered Rate

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

REMIC – Real Estate Mortgage Investment Conduit

S&P – Standard & Poor’s Financial Services LLC

S.F. – Single Family

SOFR – Secured Overnight Financing Rate

USD – US Dollar

yr – Year

See accompanying notes, which are an integral part of the financial statements.

12

Statement of assets and liabilities

Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

December 31, 2022

Assets:
Investments, at value*	$19,826,078
Cash	16,351
Cash collateral due from brokers	13,649
Foreign currencies, at value∆	218
Dividends and interest receivable	139,919
Receivable for series shares sold	3,814
Receivable from investment manager	3,785
Other assets	171
Total Assets	20,003,985
Liabilities:
Payable for securities purchased	309,068
Other accrued expenses	86,333
Payable for series shares redeemed	7,608
Administration expenses payable to affiliates	4,648
Variation margin due to broker on future contracts	1,547
Total Liabilities	409,204
Total Net Assets	$19,594,781

Net Assets Consist of:
Paid-in capital	$22,870,293
Total distributable earnings (loss)	(3,275,512)
Total Net Assets	$19,594,781

Net Asset Value
Standard Class:
Net assets	$19,594,781
Shares of beneficial interest outstanding, unlimited authorization, no par	2,204,152
Net asset value per share	$8.89

* Investments, at cost	$20,571,570
∆ Foreign currencies, at cost	225

See accompanying notes, which are an integral part of the financial statements.

13

Statement of operations

Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

Year ended December 31, 2022

Investment Income:
Interest	$557,865
Dividends	3,331
561,196
Expenses:
Management fees	109,655
Audit and tax fees	45,391
Accounting and administration expenses	42,233
Reports and statements to shareholders expenses	12,958
Dividend disbursing and transfer agent fees and expenses	8,373
Custodian fees	2,555
Legal fees	1,857
Trustees’ fees and expenses	1,130
Registration fees	4
Other	26,758
250,914
Less expenses waived	(134,651)
Total operating expenses	116,263
Net Investment Income (Loss)	444,933

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(468,692)
Foreign currencies	185
Futures contracts	(93,124)
Swap contracts	4,675
Net realized gain (loss)	(556,956)
Net change in unrealized appreciation (depreciation) on:
Investments	(920,035)
Foreign currencies	(36)
Futures contracts	5,780
Net change in unrealized appreciation (depreciation)	(914,291)
Net Realized and Unrealized Gain (Loss)	(1,471,247)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,026,314)

See accompanying notes, which are an integral part of the financial statements.

14

Statements of changes in net assets

Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

	Year ended
	12/31/22	12/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$444,933	$245,432
Net realized gain (loss)	(556,956)	65,770
Net change in unrealized appreciation (depreciation)	(914,291)	(482,456)
Net increase (decrease) in net assets resulting from operations	(1,026,314)	(171,254)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(458,920)	(589,680)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	461,636	1,605,912

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	458,920	589,680
	920,556	2,195,592
Cost of shares redeemed:
Standard Class	(5,103,617)	(5,107,563)
Decrease in net assets derived from capital share transactions	(4,183,061)	(2,911,971)
Net Decrease in Net Assets	(5,668,295)	(3,672,905)

Net Assets:
Beginning of year	25,263,076	28,935,981
End of year	$19,594,781	$25,263,076

See accompanying notes, which are an integral part of the financial statements.

15

Financial highlights

Delaware VIP® Limited Duration Bond Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19[1]	12/31/18
Net asset value, beginning of period	$9.47	$9.74	$9.66	$9.34	$9.61

Income (loss) from investment operations:
Net investment income[2]	0.18	0.09	0.12	0.21	0.05
Net realized and unrealized gain (loss)	(0.57)	(0.15)	0.24	0.17	(0.07)
Total from investment operations	(0.39)	(0.06)	0.36	0.38	(0.02)

Less dividends and distributions from:
Net investment income	(0.19)	(0.21)	(0.28)	(0.06)	(0.25)
Total dividends and distributions	(0.19)	(0.21)	(0.28)	(0.06)	(0.25)

Net asset value, end of period	$8.89	$9.47	$9.74	$9.66	$9.34

Total return[3]	(4.19)%	(0.68)%	3.79%	4.09%	(0.22)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$19,595	$25,263	$28,936	$31,712	$33,522
Ratio of expenses to average net assets[4]	0.53%	0.60%	0.75%	0.86%	1.15%
Ratio of expenses to average net assets prior to fees waived[4]	1.14%	0.94%	1.03%	1.10%	1.30%
Ratio of net investment income to average net assets	2.03%	0.90%	1.25%	2.15%	0.49%
Ratio of net investment income to average net assets prior to fees waived	1.42%	0.56%	0.97%	1.91%	0.34%
Portfolio turnover	157%	252%	126%	108%	268%

[1]	On October 4, 2019, the First Investors Life Series Limited Duration Bond Fund shares were reorganized into Standard Class shares of the Series. The Standard Class shares financial highlights for the period prior to October 4, 2019, reflect the performance of the First Investors Life Series Limited Duration Bond Fund shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period shown reflects waivers by the manager. Performance would have been lower had the waivers not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[4]	Expense ratios do not include expenses of any investment companies in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

16

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

December 31, 2022

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 12 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Limited Duration Bond Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee. The shares of the Series are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. US government and agency securities are valued at the mean between the bid and the ask prices, which approximates fair value. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and the ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Open-end investment companies, other than exchange-traded funds (ETFs), are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Series’ valuation designee, Delaware Management Company (DMC). Subject to the oversight of the Series’ Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities for which market quotations are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities and private placements are valued at fair value.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2022, and for all open tax years (years ended December 31, 2019–December 31, 2021), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regard to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests that may date back to the inception of the Series. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2022, the Series did not incur any interest or tax penalties.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Series’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally bifurcate that portion of realized gains and losses in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), attributable to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

(continues)	17

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

1. Significant Accounting Policies (continued)

Derivative Financial Instruments — The Series may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Series must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Series successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Series can realize on an investment and/or may result in lower distributions paid to shareholders. The Series investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

Segregation and Collateralizations — In certain cases, based on requirements and agreements with certain exchanges and third-party broker-dealers, the Series may deliver or receive collateral in connection with certain investments (e.g., futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps). Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged/received to cover obligations of the Series under derivative contracts, if any, will be reported separately on the “Statement of assets and liabilities” as cash collateral due to/from broker. Securities collateral pledged for the same purpose, if any, is noted on the “Schedule of investments.”

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Income and capital gain distributions from any Underlying Funds in which the Series invests are recorded on the ex-dividend date. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Series may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2022, the Series earned less than $1 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.50% on the first $500 million of average daily net assets of the Series, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

18

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual series operating expenses from exceeding 0.53% of the Series’ average daily net assets from January 1, 2022 through December 31, 2022.* These waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). DMC may also permit these Affiliated Sub-Advisors to execute Series security trades on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, pays each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2022, the Series paid $10,646 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2022, the Series paid $1,679 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Series. For the year ended December 31, 2022, the Series paid $997 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and Delaware Distributors, L.P. are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of any Underlying Funds including ETFs in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

*	The aggregate contractual waiver period covering this report is from April 30, 2021 through April 29, 2023.

(continues)	19

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

3. Investments

For the year ended December 31, 2022, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than US government securities	$4,942,674
Purchases of US government securities	29,015,001
Sales other than US government securities	5,906,825
Sales of US government securities	31,546,431

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Series were as follows:

Cost of investments and derivatives	$20,659,340
Aggregate unrealized appreciation of investments and derivatives	$185,006
Aggregate unrealized depreciation of investments and derivatives	(1,016,267)
Net unrealized depreciation of investments and derivatives	$(831,261)

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 −	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 −	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 −	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

20

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2022:

	Level 1	Level 2	Total
Securities
Assets:
Agency Collateralized Mortgage Obligations	$—	$266,304	$266,304
Agency Mortgage-Backed Securities	—	938,755	938,755
Collateralized Debt Obligations	—	1,812,368	1,812,368
Corporate Bonds	—	11,968,518	11,968,518
Non-Agency Asset-Backed Securities	—	1,655,346	1,655,346
US Treasury Obligations	—	2,709,358	2,709,358
Short-Term Investments	475,429	—	475,429
Total Value of Securities	$475,429	$19,350,649	$19,826,078

Derivatives[1]
Assets:
Futures Contracts	$2,037	$—	$2,037
Liabilities:
Futures Contracts	$(36)	$—	$(36)

[1]	Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

During the year ended December 31, 2022, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Series’ net assets. During the year ended December 31, 2022, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:

	Year ended
	12/31/22	12/31/21
Ordinary income	$458,920	$589,680

5. Components of Net Assets on a Tax Basis

As of December 31, 2022, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$22,870,293
Undistributed ordinary income	514,356
Capital loss carryforwards*	(2,884,078)
Unrealized appreciation (depreciation) of investments, foreign currencies and derivatives	(905,790)
Net assets	$19,594,781

(continues)	21

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

5. Components of Net Assets on a Tax Basis (continued)

*	A portion of the Series capital loss carryforward is subject to limitation under the Internal Revenue Code and related regulations.

Differences between components of net assets unrealized and tax cost unrealized may arise due to certain foreign currency transactions, foreign capital gains taxes, and amortization of callable bond premiums in accordance with ASU 2017-08.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market on futures contracts and market premium and discount on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2022, the Series had no reclassifications.

At December 31, 2022, capital loss carryforwards available to offset future realized capital gains were as follows:

Loss carryforward character
Short-term	Long-term	Total
$1,556,754	$1,327,324	$2,884,078

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/22	12/31/21
Shares sold:
Standard Class	51,267	166,715

Shares issued upon reinvestment of dividends and distributions:
Standard Class	51,219	62,006
	102,486	228,721
Shares redeemed:
Standard Class	(564,852)	(532,712)

Net decrease	(462,366)	(303,991)

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $355,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 31, 2022.

On October 31, 2022, the Series, along with the other Participants, entered into an amendment to the Agreement for a $355,000,000 revolving line of credit to be used as described above. It operates in substantially the same manner as the original Agreement. Under the amendment to the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the Agreement expires on October 30, 2023.

The Series had no amounts outstanding as of December 31, 2022, or at any time during the year then ended.

22

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Futures Contracts

A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Series may use futures contracts in the normal course of pursuing its investment objective. The Series may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Series deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Series because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At December 31, 2022, the Series posted $13,649 in cash as collateral for open futures contracts, which is included in “Cash collateral due from brokers” on the “Statement of assets and liabilities”.

During the year ended December 31, 2022, the Series entered into futures contracts to hedge the Series’ existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Swap Contracts

The Series may enter into CDS contracts in the normal course of pursuing its investment objective. The Series may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. Swap contracts are bilaterally negotiated agreements between a Series and counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (OTC swaps). If the OTC swap entered is one of the swaps identified by a relevant regulator as a swap that is required to be cleared, then it will be cleared through a third party, known as a central counterparty or derivatives clearing organization (centrally cleared swaps).

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Series in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended December 31, 2022, the Series entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin is posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty. During the year ended December 31, 2022, the Series did not enter into any CDS contracts as a seller of protection.

CDS contracts may involve greater risks than if the Series had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Series’ maximum risk of loss from counterparty credit risk, either as the seller of

(continues)	23

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

8. Derivatives (continued)

protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty. No CDS contracts were outstanding at December 31, 2022.

During the year ended December 31, 2022, the Series entered into CDS contracts to gain exposure to certain securities or markets.

Swaps Generally. For centrally cleared swaps, payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The value of open swaps may differ from that which would be realized in the event the Series terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedule of investments.”

During the year ended December 31, 2022, the Series experienced unrealized gains or losses attributable to foreign currency holdings, which are disclosed on the “Statement of assets and liabilities”.

The effect of derivative instruments on the “Statement of Operations” for the year ended December 31, 2022 was as follows:

	Net Realized Gain (Loss) on:
	Futures	Swap
	Contracts	Contracts	Total
Interest rate
contracts	$(93,124)	$—	$(93,124)
Credit
contracts	—	4,675	4,675
Total	$(93,124)	$4,675	$(88,449)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures
Contracts
Interest rate
contracts	$5,780

The table below summarizes the average balance of derivative holdings by the Series during the year ended December 31, 2022:

	Long Derivative		Short Derivative
	Volume		Volume
Futures contracts (average notional value)	USD	2,934,692	USD	820,840
CDS contracts (average notional value)*	EUR	—	EUR	11,952
CDS contracts (average notional value)*	USD	—	USD	3,550

*	Long represents buying protection and short represents selling protection.

9. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities.

24

With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by the Series is generally invested in an individual separate account. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended December 31, 2022, the Series had no securities out on loan.

10. Credit and Market Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, IBORs) could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment

(continues)	25

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

10. Credit and Market Risk (continued)

strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average (EONIA), which are also the subject of recent reform.

The Series invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Series will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Series more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Series may involve revolving credit facilities or other standby financing commitments that obligate the Series to pay additional cash on a certain date or on demand. These commitments may require the Series to increase its investment in a company at a time when the Series might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Series is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Series may pay an assignment fee. On an ongoing basis, the Series may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Series may be required to rely upon another lending institution to collect and pass on to the Series amounts payable with respect to the loan and to enforce the Series’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Series from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Series.

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are CMOs. CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Series’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Series may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Series invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC and lower than Baa3 by Moody’s Investors Service, Inc. or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

26

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

11. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

In March 2020, FASB issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. On December 21, 2022, FASB issued ASU 2022-06 to defer the sunset date of Accounting Standards Codification Topic 848 until December 31, 2024. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management is currently evaluating ASU 2020-04, but does not believe there will be a material impact.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2022, that would require recognition or disclosure in the Series’ financial statements.

(continues)	27

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Limited Duration Bond Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Limited Duration Bond Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the four years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Series as of and for the year ended December 31, 2018 and the financial highlights for the year ended December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 23, 2023

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

Other Series information (Unaudited)

Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2022, the Series reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	100.00%

(A)	is based on a percentage of the Series’ total distributions.

Other Series information (Unaudited)

Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 9-11, 2022

At a meeting held on August 9-11, 2022 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Delaware VIP Limited Duration Bond Series (the “Fund”) Investment Management Agreement with Delaware Management Company (“DMC”); and the Sub-Advisory Agreements with Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”), Macquarie Investment Management Europe Limited (“MIMEL”), and Macquarie Investment Management Global Limited (“MIMGL” and together with MIMAK and MIMEL, the “Affiliated Sub-Advisers”).

Prior to the Meeting, including at a Board meeting held in May 2022, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the applicable Investment Committee, with each Investment Committee assisting the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Investment Management Agreement and the Sub-Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2022. In considering and approving the Investment Management Agreement and the Sub-Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Fund’s Investment Management Agreement and the Sub-Advisory Agreements, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).

The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Investment Management Agreement and the Sub-Advisory Agreements for a one-year term. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.

Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Fund by DMC under its Investment Management Agreement and the experience of the officers and employees of DMC who provide these services, including the Fund’s portfolio managers. The Board’s review included consideration of DMC’s investment process and oversight and research and analysis capabilities, and its ability to attract and retain qualified investment professionals. The Board considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, valuation, and compliance risks. The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates. The Board also considered non-advisory services that DMC and its affiliates provide to the Delaware Funds, including third party oversight, transfer agent, internal audit, valuation, portfolio trading, and legal and compliance. The Board took into account the benefits to shareholders of investing in a Fund that is part of a family of funds managed by an affiliate of Macquarie Group Ltd. (“Macquarie”), the parent company of DMC, and the resources available to DMC as part of Macquarie’s global asset management business.

The Board received and considered various information with respect to the services provided by the Affiliated Sub-Advisers under the Sub-Advisory Agreements and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board considered the division of responsibilities between DMC and the Affiliated Sub-Advisers and the oversight provided by DMC. The Board considered the expertise of the Affiliated Sub-Advisers with respect to certain asset classes and/or investment styles. The Affiliated Sub-Advisers are part of Macquarie’s global investment platform that has offices and personnel that are located around the world. As a result, the Board noted that DMC had stated that the Affiliated Sub-Advisers can provide research, investment and trading analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades, as applicable. The Board took into account that the Sub-Advisory Agreements may benefit the Fund and its shareholders by permitting DMC to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund by DMC and the Affiliated Sub-Advisers.

Investment performance. The Board received and considered information with respect to the investment performance of the Fund, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting. The Broadridge reports prepared for the Fund showed its investment performance in comparison to a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used by Broadridge to select the funds in the Performance Universe. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year or since inception periods, as applicable, ended December 31, 2021.

The Performance Universe for the Fund consisted of the Fund and all short-intermediate investment-grade debt funds underlying variable insurance products, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the third quartile and for the 3-, 5-, and 10-year period was in the fourth quartile of its Performance Universe. The Fund was below the median for the 1-, 3-, 5-, and 10-year periods compared to its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 3-year period and underperformed its benchmark index for the 1-, 5-, and 10-year periods. The Board, however, noted that the investment performance of the current portfolio management team only began as of September 2020. The Board noted the explanations from DMC concerning the reasons for the Fund’s relative performance versus the Performance Universe and its benchmark for the various periods.

Comparative expenses. The Board received and considered expense data for the Fund. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also considered on the comparative analysis of contractual management fees and actual total expense ratios of the Fund versus contractual management fees and actual total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds were similar in size to the Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with the Fund’s expense universe, which is comprised of the Fund, its Expense Group and all other similar funds underlying variable insurance products with similar 12b-1 and non-12b-1 structures, excluding outliers (the “Expense Universe”). The Fund’s total expenses were also compared with those of its Expense Universe.

The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Group average.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.

The Board noted that DMC, and not the Fund, pays the sub-advisory fees to the Affiliated Sub-Advisers and, accordingly, that the retention of the Affiliated Sub-Advisers does not increase the fees and expenses incurred by the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreement and to the Affiliated Sub-Advisers under the Sub-Advisory Agreements was reasonable.

Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the Delaware Funds complex, including the current breakpoints. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.

Other Series information (Unaudited)

Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 9-11, 2022 (continued)

Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to the Fund and the Delaware Funds as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the Delaware Funds; the benefits from allocation of fund brokerage to improve trading efficiencies; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the Delaware Funds. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Fund.

Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Fund and the ongoing commitment of DMC and its affiliates to the Fund, the Board did not find that any ancillary benefits received by DMC and its affiliates were unreasonable.

Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, approved the continuation of DMC’s Investment Management Agreement and of the Affiliated Sub-Advisers’ Sub-Advisory Agreements for an additional one-year period.

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee

Shawn K. Lytle[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	126	Macquarie Asset Management[3] (2015–Present) -Global Head of Macquarie Asset Management Public Investments (2019–Present) -Head of Americas of Macquarie Group (2017–Present)	None

Independent Trustees

Jerome D. Abernathy 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	126	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) -Managing Member (1993–Present)	None

Ann D. Borowiec 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1958	Trustee	Since March 2015	126	J.P. Morgan Chase & Co. (1987–2013) -Chief Executive Officer, Private Wealth Management (2011–2013)	Banco Santander International (2016–2019) Santander Bank, N.A. (2016–2019)

Joseph W. Chow 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1953	Trustee	Since January 2013	126	Private Investor (2011–Present)	None

H. Jeffrey Dobbs 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1955	Trustee	Since April 2019[4]	126	KPMG LLP (2002–2015) -Global Sector Chairman, Industrial Manufacturing (2010–2015)	TechAccel LLC (2015–Present) PatientsVoices, Inc. (2018–Present) Valparaiso University Board (2012–Present) Ivy Funds Complex (2019–2021)

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

John A. Fry 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1960	Trustee	Since January 2001	126	Drexel University -President (2010–Present)	Federal Reserve
Bank of Philadelphia
(2020–Present)
FS Credit Real Estate
Income Trust, Inc.
(2018–Present)
vTv Therapeutics Inc.
(2017–Present)
Community Health
Systems
(2004–Present)
Drexel Morgan & Co.
(2015–2019)

Joseph Harroz, Jr. 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1967	Trustee	Since November 1998[4]	126	University of Oklahoma
-President
(2020–Present)
-Interim President
(2019–2020)
-Vice President and
Dean, College of Law
(2010–2019)
Brookhaven
Investments LLC
(commercial enterprises)
-Managing Member
(2019–Present)
St. Clair, LLC
(commercial enterprises)
-Managing Member
				(2019–Present)	OU Medicine, Inc. (2020–Present) Big 12 Athletic Conference (2019–Present) Valliance Bank (2007–Present) Ivy Funds Complex (1998–2021)

Sandra A.J. Lawrence 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1957	Trustee	Since April 2019[4]	126	Children’s Mercy Hospitals and Clinics (2005–2019) -Chief Administrative Officer (2016–2019)	Brixmor Property
Group Inc.
(2021–Present)
Sera Prognostics Inc.
(biotechnology)
(2021–Present)
Recology
(resource recovery)
(2021–Present)
Evergy, Inc., Kansas City
Power & Light Company,
KCP&L Greater Missouri
Operations Company,
Westar Energy, Inc. and
Kansas Gas and Electric
Company (related utility
companies)
(2018–Present)
National Association of
Corporate Directors
(2017–Present)
Ivy Funds Complex
(2019–2021)
American Shared Hospital
Services (medical device)
(2017–2021)
Westar Energy (utility)
(2004–2018)

34

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Frances A. Sevilla-Sacasa 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	Since September 2011	126	Banco Itaú International -Chief Executive Officer (2012–2016)	Florida Chapter of
National Association of
Corporate Directors
(2021–Present)
Callon Petroleum
Company
(2019–Present)
Camden Property Trust
(2011–Present)
New Senior Investment
Group Inc. (2021)
Carrizo Oil & Gas, Inc.
					(2018–2019)

Thomas K. Whitford 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Chair and Trustee	Trustee since January 2013 Chair since January 2023	126	PNC Financial Services Group (1983–2013) -Vice Chairman (2009–2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022) HSBC Finance Corporation (2013–2018)

Christianna Wood 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	126	Gore Creek Capital, Ltd. -Chief Executive Officer and President (2009–Present)	The Merger Fund
(2013–2021),
The Merger Fund VL
(2013–2021),
WCM Alternatives:
Event-Driven Fund
(2013–2021),
and WCM
Alternatives:
Credit Event Fund
(2017–2021)
Grange Insurance
(2013–Present)
H&R Block Corporation
					(2008–Present)

Janet L. Yeomans 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1948	Trustee	Since April 1999	126	3M Company (1995–2012) -Vice President and Treasurer (2006–2012)	Okabena Company (2009–2017)

Officers

David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	126	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	None[5]

Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	126	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	None[5]

35

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Richard Salus 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	126	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	None

[1]	“Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.
[2]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Series’ investment advisor.
[3]	Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Series’ investment advisor, principal underwriter, and transfer agent.
[4]	Includes time served on the Board of Ivy Funds prior to the date when Ivy Funds joined the Delaware Funds complex.
[5]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust, and he is Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

36

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Form N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(2700499)

AR-VIPLDB-0223

Delaware VIP® Trust Delaware VIP Opportunity Series December 31, 2022

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is a full-service asset manager offering a diverse range of products across public and private markets including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and asset finance. The Public Investments business is a part of MAM and includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2022, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® Opportunity Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2023 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review

Delaware VIP® Trust — Delaware VIP Opportunity Series

December 31, 2022 (Unaudited)

The investment objective of the Series is to seek long-term capital growth.

For the fiscal year ended December 31, 2022, Delaware VIP Opportunity Series (the “Series”) Standard Class shares declined 13.68% with all distributions reinvested. For the same period, the Series’ benchmark, the Russell 2500™ Index, declined 18.37%. Past performance does not guarantee future results. For complete, annualized performance of Delaware VIP Opportunity Series, please see the table on page 3. Please see page 4 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Market review

For the fiscal year, the Russell 2500 Index, declined 18.37%. Smid-cap growth stocks underperformed smid-cap value stocks as the Russell 2500 Growth Index declined 26.21% and the Russell 2500™ Value Index declined 13.09%. Small- and large-cap stocks underperformed as the Russell 2000® Index declined 20.44% and the large-cap Russell 1000® Index declined 19.13% for the year.

Sector-level performance within the Russell 2500 Index was mostly negative with only one sector, energy, advancing and 15 declining. Companies in the utilities, capital goods, and consumer staples sectors declined the least for the year. The weakest sectors in the benchmark for the year were credit cyclicals, technology, healthcare, and consumer discretionary.

The third-quarter 2022 US gross domestic product (GDP) annualized growth rate of 3.2% was above consensus and followed two consecutive quarters of declining GDP. The December Purchasing Manager’s Index (PMI) registered 48.4%, indicating that the manufacturing sector contracted for the second consecutive month, following a 29-month period of growth. Readings below 50% indicate contraction. December’s figure was the lowest since May 2020, when it fell to 43.5%.

With respect to labor, the US unemployment rate ended December 31, 2022, at 3.5%, its lowest rate for the year. For the 12 months ended December 31, 2022, the US Consumer Price Index (CPI) increased 6.5%, the smallest 12-month increase since the period ended October 31, 2021. The Conference Board Consumer Confidence Index® declined during the fiscal year, from a December 2021 reading of 115.2 to 108.3 in December 2022. The National Federation of Independent Business (NFIB) Small Business Optimism Index declined during the fourth quarter to 89.8 in December, marking the 12th consecutive month below the 49-year average of 98.

Within the Series

Strong stock selection in the technology, finance, and healthcare sectors contributed to outperformance for the year as the Series’ positions declined less than those in the benchmark. Contribution was positive in 13 of 16 sectors over the year; the remaining three sectors, consumer staples, capital goods, and transportation, detracted due to adverse stock selection.

Energy was the strongest-performing sector in the benchmark and Series for the fiscal year. Shares of Diamondback Energy Inc. outperformed as the company continued to improve its earnings and free cash flow profile. During the fiscal year, Diamondback increased its dividend and declared an additional variable cash dividend. Diamondback is committed to returning 75% of free cash flow to shareholders, using various methods including dividends and share repurchases. During the fiscal year, the company repurchased more than five million shares. We maintained the Series’ position in Diamondback as the company is a leader in low-cost operations, has a high free cash flow yield, and management is committed to maximizing returns for shareholders.

Specialty contractor Quanta Services Inc. was a leading contributor for the year as the company delivered financial strength across its various business segments, including electric power, renewable energy, and underground utility infrastructure solutions. We maintained the Series’ position in Quanta Services as we believe that the company offers attractive opportunities for investors to gain exposure to long-term secular growth trends.

Stock selection contributed to the technology sector as the Series’ systems-industry positions outperformed. ExlService Holdings Inc., a data analytics and digital operations and solutions company, outperformed during the Series’ fiscal year. ExlService benefited from the digitization of back office and customer-facing technology, serving clients in the insurance, healthcare, travel, transportation, and logistics industries. The company grew revenues and earnings. Additionally, its operational excellence led to margin expansion. We maintained the Series’ position in ExlService as we believe the company is well positioned to expand its solutions to new and existing customers.

1

Portfolio management review

Delaware VIP® Trust — Delaware VIP Opportunity Series

In the software industry, shares of cyber-security analytics company Rapid7 Inc. underperformed during the fiscal year. Since we purchased Rapid7, it diversified its offerings to become a multipillar platform covering threat detection and response, cloud security, and vulnerability risk. Rapid7 delivered good financial results during the year, though management noted its annualized recurring revenue (ARR) growth rate would slow below its historical level of about 20% due to softening economic conditions. We maintained the Series’ position in Rapid7 as the company has multiple product drivers to help it reach its 2025 free cash flow and ARR financial goals.

In the medical products industry, shares of contract development and manufacturing company Catalent Inc. underperformed. Catalent’s fiscal first-quarter 2023 financial results were weaker than expected and the company reduced its financial guidance to reflect worsening economic conditions. We maintained the Series’ position in Catalent as it markets an impressive suite of products, is trading at a discounted multiple, and is positioned for organic growth.

The Series’ position in multibrand specialty apparel retailer American Eagle Outfitters Inc. underperformed during the fiscal year. At the start of the period, we believed American Eagle would experience sales-growth pressure due to lapsing stimulus payments. At the same time, we believed management had established a competitive moat that would drive sustained growth longer term. The company reported weak results for its fiscal second quarter and indicated it expected continued weakness due to higher inventories and the need for more retail promotions. We exited the Series’ position before the end of the fiscal year.

The Series ended the year with its largest overweights in the transportation, consumer discretionary, business services, and healthcare sectors. The largest sector underweights were in utilities, real estate investment trusts (REITs), technology, and capital goods.

We believe that the current market and economic environment should continue to support active management. In our opinion, we can take advantage of market conditions that have created valuation disconnects. We continue to maintain our strategy of investing in companies that we believe have strong balance sheets and cash flow, sustainable competitive advantages, and high-quality management teams with the potential to deliver value to shareholders. We appreciate your confidence and look forward to serving your investment needs in the next fiscal year.

2

Performance summary (Unaudited)

Delaware VIP® Trust — Delaware VIP Opportunity Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2022
	1 year	3 year	5 year	10 year
Standard Class shares (commenced operations on December 17, 2012)	-13.68%	+5.60%	+5.33%	+9.38%
Russell 2500 Index	-18.37%	+5.00%	+5.89%	+10.03%

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Standard Class shares of the Series was 0.83%, while total operating expenses for Standard Class shares were 0.88%. The management fee for Standard Class shares was 0.75%. The expense ratios may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

The Series adopted the performance of the First Investors Life Series Opportunity Fund (Predecessor Series) as the result of a reorganization of the Predecessor Series into the Series, which was consummated after the close of business on October 4, 2019 (Reorganization). The Series had not yet commenced operations prior to the Reorganization. The returns shown for periods ending on or prior to October 4, 2019 reflect the performance and expenses of the Predecessor Series. The returns shown for periods after October 4, 2019 reflect the performance and expenses of the Series.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for Standard Class shares during some or all of the periods shown in the “Series and benchmark performance” table above and in the “Performance of a $10,000 investment” graph on the next page. Performance would have been lower had expense limitations not been in effect.

Performance data do not include any fees or sales charges imposed by variable insurance contracts. This fund doesn’t have any deferred sales charges. Performance shown here would have been reduced if such fees were included. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

An exchange-traded fund (ETF) is a security that represents all the stocks on a given exchange. ETF shares can be bought, sold, short-sold, traded on margin, and generally function as if they were stocks.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

3

Performance summary (Unaudited)

Delaware VIP® Trust — Delaware VIP Opportunity Series

Performance of a $10,000 investment

For the period December 31, 2012 through December 31, 2022

	Starting value	Ending value
Russell 2500 Index	$10,000	$26,003
Delaware VIP Opportunity Series — Standard Class shares	$10,000	$24,517

The graph shows a $10,000 investment in Delaware VIP Opportunity Series Standard Class shares for the period from December 31, 2012 through December 31, 2022.

The graph also shows $10,000 invested in the Russell 2500 Index for the period from December 31, 2012 through December 31, 2022.

The Russell 2500 Index measures the performance of the small- to mid-cap segment of the US equity universe. The Russell 2500 Index is a subset of the Russell 3000® Index, representing approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 2500 Growth Index, mentioned on page 1, measures the performance of the small- to mid-cap growth segment of the US equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2500 Value Index, mentioned on page 1, measures the performance of the small- to mid-cap value segment of the US equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000 Index, mentioned on page 1, measures the performance of the small-cap segment of the US equity universe.

The Russell 1000 Index, mentioned on page 1, measures the performance of the large-cap segment of the US equity universe.

The Purchasing Managers’ Index (PMI), mentioned on page 1, is an indicator of the economic health of the manufacturing sector. A PMI reading above 50% indicates that the manufacturing economy is generally expanding; below 50% indicates that it is generally contracting.

The US Consumer Price Index (CPI), mentioned on page 1, is a measure of inflation that is calculated by the US Department of Labor, representing changes in prices of all goods and services purchased for consumption by urban households.

The Conference Board Consumer Confidence Index, mentioned on page 1, is a barometer of the health of the US economy from the perspective of the consumer. The index is based on consumers’ perceptions of current business and employment conditions, as well as their expectations for six months hence regarding business conditions, employment, and income. The resulting relative value is then used as an “index value” and compared against each respective monthly value for 1985. In that year, the result of the index was arbitrarily set at 100, representing it as the index benchmark.

The NFIB Small Business Optimism Index, mentioned on page 1, is a survey asking small business owners a battery of questions related to their expectations for the future and their plans to hire, build inventory, borrow, and expand.

4

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Gross domestic product is a measure of all goods and services produced by a nation in a year. It is a measure of economic activity.

Past performance does not guarantee future results.

5

Disclosure of Series expenses

For the six-month period from July 1, 2022 to December 31, 2022 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2022 to December 31, 2022.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual Series return†
Standard Class	$1,000.00	$1,064.50	0.83%	$4.32
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.02	0.83%	$4.23

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of any Underlying Funds.

6

Security type / sector allocations and top 10 equity holdings

Delaware VIP® Trust — Delaware VIP Opportunity Series

As of December 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stocks	96.80%
Basic Materials	7.89%
Business Services	5.35%
Capital Goods	10.60%
Consumer Discretionary	5.61%
Consumer Services	2.17%
Consumer Staples	3.15%
Credit Cyclicals	3.13%
Energy	5.25%
Financial Services	15.20%
Healthcare	12.78%
Media	1.85%
Real Estate Investment Trusts	6.22%
Technology	12.68%
Transportation	3.05%
Utilities	1.87%
Short-Term Investments	3.30%
Total Value of Securities	100.10%
Liabilities Net of Receivables and Other Assets	(0.10)%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Liberty Energy	2.21%
Chesapeake Energy	1.73%
Reliance Steel & Aluminum	1.65%
ExlService Holdings	1.45%
WillScot Mobile Mini Holdings	1.44%
Quanta Services	1.43%
Huntsman	1.39%
Casey’s General Stores	1.38%
Primerica	1.36%
Reinsurance Group of America	1.33%

7

Schedule of investments

Delaware VIP® Trust — Delaware VIP Opportunity Series

December 31, 2022

	Number of shares	Value (US $)
Common Stocks — 96.80%
Basic Materials — 7.89%
Beacon Roofing Supply †	11,481	$606,082
Boise Cascade	8,757	601,343
Huntsman	36,507	1,003,212
Kaiser Aluminum	5,963	452,950
Minerals Technologies	12,253	744,002
Reliance Steel & Aluminum	5,855	1,185,286
Westrock	12,518	440,133
Worthington Industries	13,080	650,207
		5,683,215
Business Services — 5.35%
ABM Industries	10,800	479,736
Aramark	21,196	876,243
ASGN †	7,501	611,181
Casella Waste Systems Class A †	4,321	342,699
Clean Harbors †	4,468	509,888
WillScot Mobile Mini Holdings †	22,908	1,034,754
		3,854,501
Capital Goods — 10.60%
Ameresco Class A †	5,063	289,300
Barnes Group	4,551	185,908
Carlisle	2,123	500,285
Federal Signal	8,084	375,663
Gates Industrial †	17,364	198,123
Graco	6,737	453,131
Jacobs Solutions	3,044	365,493
Kadant	1,747	310,320
KBR	11,060	583,968
Lincoln Electric Holdings	4,161	601,223
MasTec †	6,423	548,075
Oshkosh	5,789	510,532
Quanta Services	7,245	1,032,412
Regal Rexnord	2,786	334,264
Tetra Tech	2,757	400,289
WESCO International †	5,110	639,772
Zurn Elkay Water Solutions	14,228	300,922
		7,629,680
Consumer Discretionary — 5.61%
BJ’s Wholesale Club Holdings †	7,532	498,317
Dick’s Sporting Goods	7,592	913,242
Five Below †	5,245	927,683
Malibu Boats Class A †	9,790	521,807
Steven Madden	21,786	696,281
Tractor Supply	2,132	479,636
		4,036,966
Consumer Services — 2.17%
Brinker International †	8,985	286,711
Jack in the Box	3,579	244,195
Texas Roadhouse	5,589	508,320
Wendy’s	23,187	524,722
		1,563,948
Consumer Staples — 3.15%
Casey’s General Stores	4,439	995,890
Helen of Troy †	1,688	187,216
J & J Snack Foods	3,657	547,489
YETI Holdings †	12,976	536,039
		2,266,634
Credit Cyclicals — 3.13%
BorgWarner	13,084	526,631
Dana	17,989	272,173
KB Home	8,506	270,916
La-Z-Boy	11,490	262,202
Taylor Morrison Home †	11,978	363,532
Toll Brothers	11,178	558,006
		2,253,460
Energy — 5.25%
Chesapeake Energy	13,224	1,247,949
Diamondback Energy	6,868	939,405
Liberty Energy	99,532	1,593,508
		3,780,862
Financial Services — 15.20%
Axis Capital Holdings	14,302	774,739
Comerica	8,069	539,413
East West Bancorp	14,265	940,063
Essent Group	14,277	555,090
Hamilton Lane Class A	6,229	397,909
Kemper	11,567	569,096
NMI Holdings Class A †	17,302	361,612
Primerica	6,875	975,012
Raymond James Financial	6,049	646,336
Reinsurance Group of America	6,744	958,255
SouthState	7,791	594,921
Stifel Financial	13,257	773,811
Umpqua Holdings	36,104	644,456
Valley National Bancorp	41,800	472,758
Webster Financial	17,439	825,562
Western Alliance Bancorp	6,900	410,964
WSFS Financial	11,026	499,919
		10,939,916
Healthcare — 12.78%
Amicus Therapeutics †	26,788	327,081
Azenta	7,102	413,478
Bio-Techne	7,428	615,633
Blueprint Medicines †	6,959	304,874
Catalent †	9,134	411,121
Encompass Health	10,190	609,464
Exact Sciences †	5,642	279,335

8

	Number of shares	Value (US $)
Common Stocks (continued)
Healthcare (continued)
Halozyme Therapeutics †	15,017	$854,467
ICON †	2,627	510,295
Insmed †	13,368	267,093
Inspire Medical Systems †	2,860	720,377
Ligand Pharmaceuticals †	4,718	315,162
Natera †	8,859	355,866
Neurocrine Biosciences †	6,656	794,993
OmniAb †	23,118	83,225
OmniAb 12.5 =, †	1,789	0
OmniAb 15 =, †	1,789	0
QuidelOrtho †	3,774	323,318
Repligen †	3,625	613,749
Shockwave Medical †	2,962	609,017
Supernus Pharmaceuticals †	13,055	465,672
Ultragenyx Pharmaceutical †	7,008	324,681
		9,198,901
Media — 1.85%
IMAX †	19,236	282,000
Interpublic Group	20,028	667,132
Nexstar Media Group	2,164	378,765
		1,327,897
Real Estate Investment Trusts — 6.22%
Brixmor Property Group	31,884	722,810
Camden Property Trust	5,509	616,347
DiamondRock Hospitality	27,998	229,304
First Industrial Realty Trust	14,092	680,080
Kite Realty Group Trust	29,344	617,691
Life Storage	6,586	648,721
LXP Industrial Trust	31,394	314,568
Pebblebrook Hotel Trust	20,315	272,018
Physicians Realty Trust	26,185	378,897
		4,480,436
Technology — 12.68%
Blackline †	2,913	195,957
Box Class A †	8,928	277,929
Coherent †	10,400	365,040
Dynatrace †	9,538	365,305
ExlService Holdings †	6,137	1,039,792
Guidewire Software †	4,661	291,592
MACOM Technology Solutions Holdings †	6,942	437,207
MaxLinear †	12,220	414,869
ON Semiconductor †	9,420	587,525
Paycom Software †	459	142,432
Procore Technologies †	6,037	284,826
PTC †	7,933	952,277
Q2 Holdings †	9,578	257,361
Rapid7 †	5,816	197,628
Semtech †	7,315	209,867
Silicon Laboratories †	2,948	399,955
Smartsheet Class A †	8,219	323,500
Sprout Social Class A †	2,749	155,209
SS&C Technologies Holdings	5,059	263,372
Tyler Technologies †	361	116,390
Varonis Systems †	12,092	289,482
WNS Holdings ADR †	9,937	794,861
Yelp †	11,958	326,932
Ziff Davis †	5,586	441,853
		9,131,161
Transportation — 3.05%
Allegiant Travel †	3,212	218,384
Kirby †	9,652	621,106
Knight-Swift Transportation Holdings	13,411	702,871
Werner Enterprises	16,275	655,231
		2,197,592
Utilities — 1.87%
Black Hills	10,150	713,951
Spire	9,152	630,207
		1,344,158
Total Common Stocks (cost $61,240,457)		69,689,327

Short-Term Investments — 3.30%
Money Market Mutual Funds — 3.30%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.03%)	595,249	595,249
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.06%)	595,253	595,253
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.23%)	595,253	595,253
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.11%)	595,253	595,253
Total Short-Term Investments (cost $2,381,008)		2,381,008
Total Value of Securities — 100.10% (cost $63,621,465)		$72,070,335

†	Non-income producing security.

9

Schedule of investments

Delaware VIP® Trust — Delaware VIP Opportunity Series

=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

10

Statement of assets and liabilities

Delaware VIP® Trust — Delaware VIP Opportunity Series

December 31, 2022

Assets:
Investments, at value*	$72,070,335
Cash	1,898
Dividends receivable	61,758
Receivable for series shares sold	6,911
Prepaid expenses	5
Other assets	626
Total Assets	72,141,533
Liabilities:
Other accrued expenses	70,474
Investment management fees payable to affiliates	38,397
Payable for securities purchased	19,284
Payable for series shares redeemed	12,095
Administration expenses payable to affiliates	6,316
Total Liabilities	146,566
Total Net Assets	$71,994,967

Net Assets Consist of:
Paid-in capital	$57,636,928
Total distributable earnings (loss)	14,358,039
Total Net Assets	$71,994,967

Net Asset Value
Standard Class:
Net assets	$71,994,967
Shares of beneficial interest outstanding, unlimited authorization, no par	4,409,175
Net asset value per share	$16.33

* Investments, at cost	$63,621,465

See accompanying notes, which are an integral part of the financial statements.

11

Statement of operations

Delaware VIP® Trust — Delaware VIP Opportunity Series

Year ended December 31, 2022

Investment Income:
Dividends	$1,112,686

Expenses:
Management fees	583,253
Accounting and administration expenses	50,289
Audit and tax fees	30,905
Dividend disbursing and transfer agent fees and expenses	24,257
Reports and statements to shareholders expenses	14,652
Custodian fees	7,163
Legal fees	5,433
Trustees’ fees and expenses	3,880
Registration fees	4
Other	4,485
724,321
Less expenses waived	(78,718)
Total operating expenses	645,603
Net Investment Income (Loss)	467,083

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	5,570,460
Net change in unrealized appreciation (depreciation) on investments	(18,379,804)
Net Realized and Unrealized Gain (Loss)	(12,809,344)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(12,342,261)

See accompanying notes, which are an integral part of the financial statements.

12

Statements of changes in net assets

Delaware VIP® Trust — Delaware VIP Opportunity Series

	Year ended
	12/31/22	12/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$467,083	$175,971
Net realized gain (loss)	5,570,460	6,000,160
Net change in unrealized appreciation (depreciation)	(18,379,804)	12,793,310
Net increase (decrease) in net assets resulting from operations	(12,342,261)	18,969,441

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(6,199,616)	(2,573,260)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	3,042,001	2,199,697

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	6,199,616	2,573,260
	9,241,617	4,772,957
Cost of shares redeemed:
Standard Class	(10,817,416)	(14,732,766)
Decrease in net assets derived from capital share transactions	(1,575,799)	(9,959,809)
Net Increase (Decrease) in Net Assets	(20,117,676)	6,436,372

Net Assets:
Beginning of year	92,112,643	85,676,271
End of year	$71,994,967	$92,112,643

See accompanying notes, which are an integral part of the financial statements.

13

Financial highlights

Delaware VIP® Opportunity Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19[1]	12/31/18
Net asset value, beginning of period	$20.48	$17.10	$19.50	$15.58	$18.76

Income (loss) from investment operations:
Net investment income[2]	0.10	0.04	0.22	0.11	0.24
Net realized and unrealized gain (loss)	(2.82)	3.88	0.36	4.49	(3.08)
Total from investment operations	(2.72)	3.92	0.58	4.60	(2.84)

Less dividends and distributions from:
Net investment income	(0.04)	(0.23)	(0.12)	(0.23)	(0.10)
Net realized gain	(1.39)	(0.31)	(2.86)	(0.45)	(0.24)
Total dividends and distributions	(1.43)	(0.54)	(2.98)	(0.68)	(0.34)

Net asset value, end of period	$16.33	$20.48	$17.10	$19.50	$15.58

Total return[3]	(13.68)%[4]	23.13%[4]	10.80%[4]	30.11%[4]	(15.38)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$71,995	$92,113	$85,676	$82,342	$64,195
Ratio of expenses to average net assets[5]	0.83%	0.83%	0.83%	0.84%	0.83%
Ratio of expenses to average net assets prior to fees waived[5]	0.93%	0.88%	0.97%	0.89%	0.83%
Ratio of net investment income to average net assets	0.60%	0.19%	1.50%	0.65%	1.34%
Ratio of net investment income to average net assets prior to fees waived	0.50%	0.14%	1.36%	0.60%	1.34%
Portfolio turnover	22%	17%	31%	125%[6]	59%

[1]	On October 4, 2019, the First Investors Life Series Opportunity Fund shares were reorganized into Standard Class shares of the Series. The Standard Class shares financial highlights for the period prior to October 4, 2019, reflect the performance of the First Investors Life Series Opportunity Fund shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[4]	Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Series invests.
[6]	The Series’ portfolio turnover rate increased substantially during the year ended December 31, 2019 due to a change in the Series’ portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

14

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Opportunity Series

December 31, 2022

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 12 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Opportunity Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee. The shares of the Series are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Open-end investment companies, other than ETFs, are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Series’ valuation designee, Delaware Management Company (DMC). Subject to the oversight of the Series’ Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities for which market quotations are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities and private placements are valued at fair value.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2022, and for all open tax years (years ended December 31, 2019–December 31, 2021), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2022, the Series did not incur any interest or tax penalties.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Income and capital gain distributions from any Underlying Funds in which the Series invests are recorded on the ex-dividend date. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Series may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

(continues)	15

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Opportunity Series

1. Significant Accounting Policies (continued)

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2022, the Series earned less than $1 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual series operating expenses from exceeding 0.83% of the Series’ average daily net assets from January 1, 2022 through December 31, 2022.* These waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

Macquarie Investment Management Global Limited (MIMGL), an affiliate of DMC, serves as the Series’ sub-advisor and manages the Series’ assets. In addition, Macquarie Funds Management Hong Kong Limited (MFMHKL, and together with MIMGL, the “Affiliated Sub-Advisors”), an affiliate of the Manager, may execute security trades for the Series. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2022, the Series paid $7,677 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2022, the Series paid $5,934 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Series. For the year ended December 31, 2022, the Series paid $3,243 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and Delaware Distributors, L.P. are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

16

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of any Underlying Funds including ETFs in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

Cross trades for the year ended December 31, 2022, were executed by the Series pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews a report related to the Series’ compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended December 31, 2022, the Series engaged in Rule 17a-7 securities purchases of $4,134,232. The Series did not engage in Rule 17a-7 securities sales.

*	The aggregate contractual waiver period covering this report is from April 30, 2021 through April 29, 2023.

3. Investments

For the year ended December 31, 2022, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$17,284,733
Sales	26,226,166

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of investments	$63,822,486
Aggregate unrealized appreciation of investments	$14,359,048
Aggregate unrealized depreciation of investments	(6,111,199)
Net unrealized appreciation of investments	$8,247,849

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 −	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 −	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default

(continues)	17

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Opportunity Series

3. Investments (continued)

rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 −	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2022:

	Level 1	Level 3		Total
Securities
Assets:
Common Stocks
Basic Materials	$5,683,215	$—		$5,683,215
Business Services	3,854,501	—		3,854,501
Capital Goods	7,629,680	—		7,629,680
Consumer Discretionary	4,036,966	—		4,036,966
Consumer Services	1,563,948	—		1,563,948
Consumer Staples	2,266,634	—		2,266,634
Credit Cyclicals	2,253,460	—		2,253,460
Energy	3,780,862	—		3,780,862
Financial Services	10,939,916	—		10,939,916
Healthcare	9,198,901	—	[1]	9,198,901
Media	1,327,897	—		1,327,897
Real Estate Investment Trusts	4,480,436	—		4,480,436
Technology	9,131,161	—		9,131,161
Transportation	2,197,592	—		2,197,592
Utilities	1,344,158	—		1,344,158
Short-Term Investments	2,381,008	—		2,381,008
Total Value of Securities	$72,070,335	$—		$72,070,335

[1]	The security that has been valued at zero on the “Schedule of investments” is considered to be Level 3 investments in this table.

During the year ended December 31, 2022, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Series’ net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to the Series’ net assets at the beginning or end of the year. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to the Series’ net assets at the end of the year.

18

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:

	Year ended
	12/31/22	12/31/21
Ordinary income	$630,395	$2,573,260
Long-term capital gains	5,569,221	—
Total	$6,199,616	$2,573,260

5. Components of Net Assets on a Tax Basis

As of December 31, 2022, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$57,636,928
Undistributed ordinary income	825,475
Undistributed long-term capital gains	5,284,715
Unrealized appreciation of investments	8,247,849
Net assets	$71,994,967

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2022, the Series had no reclassifications.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/22	12/31/21
Shares sold:
Standard Class	176,166	113,500

Shares issued upon reinvestment of dividends and distributions:
Standard Class	358,982	133,468
	535,148	246,968
Shares redeemed:
Standard Class	(623,281)	(758,921)

Net decrease	(88,133)	(511,953)

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $355,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of

(continues)	19

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Opportunity Series

7. Line of Credit (continued)

one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 31, 2022.

On October 31, 2022, the Series, along with the other Participants, entered into an amendment to the Agreement for a $355,000,000 revolving line of credit to be used as described above. It operates in substantially the same manner as the original Agreement. Under the amendment to the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the Agreement expires on October 30, 2023.

The Series had no amounts outstanding as of December 31, 2022, or at any time during the year then ended.

8. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by the Series is generally invested in an individual separate account. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended December 31, 2022, the Series had no securities out on loan.

20

9. Credit and Market Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Series invests will cause the NAV of the Series to fluctuate.

The Series invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Series invests in REITs and is subject to the risks associated with that industry. If the Series holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2022. The Series’ REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of December 31, 2022, there were no Rule 144A securities held by the Series.

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2022, that would require recognition or disclosure in the Series’ financial statements.

(continues)	21

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Opportunity Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Opportunity Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the four years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Series as of and for the year ended December 31, 2018 and the financial highlights for the year ended December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 23, 2023

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

22

Other Series information (Unaudited)

Delaware VIP® Trust — Delaware VIP Opportunity Series

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2022, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	89.83%
(B) Ordinary Income Distributions (Tax Basis)	10.17%
Total Distributions (Tax Basis)	100.00%
(C) Qualified Dividends[1]	100.00%

(A)	and (B) are based on a percentage of the Series’ total distributions.
(C)	is based on the Series’ ordinary income distributions.
[1]	Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

For the fiscal year ended December 31, 2022, certain dividends paid by the Series, determined to be Qualified Short-Term Capital Gains may be subject to relief from US withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief Unemployment Insurance Reauthorization, and Job Creations Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the year ended December 31, 2022, the Series has reported maximum distributions of Qualified Short-Term Capital Gain of $366,437.

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 9-11, 2022

At a meeting held on August 9-11, 2022 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Delaware VIP Opportunity Series (the “Fund”) Investment Management Agreement with Delaware Management Company (“DMC”); and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong Limited (“MFMHKL” and together with MIMGL, the “Affiliated Sub-Advisers”).

Prior to the Meeting, including at a Board meeting held in May 2022, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the applicable Investment Committee, with each Investment Committee assisting the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Investment Management Agreement and the Sub-Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2022. In considering and approving the Investment Management Agreement and the Sub-Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Fund’s Investment Management Agreement and the Sub-Advisory Agreements, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).

The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Investment Management Agreement and the Sub-Advisory Agreements for a one-year term. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.

23

Other Series information (Unaudited)

Delaware VIP® Trust — Delaware VIP Opportunity Series

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 9-11, 2022 (continued)

Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Fund by DMC under its Investment Management Agreement and the experience of the officers and employees of DMC who provide these services, including the Fund’s portfolio managers. The Board’s review included consideration of DMC’s investment process and oversight and research and analysis capabilities, and its ability to attract and retain qualified investment professionals. The Board considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, valuation, and compliance risks. The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates. The Board also considered non-advisory services that DMC and its affiliates provide to the Delaware Funds, including third party oversight, transfer agent, internal audit, valuation, portfolio trading, and legal and compliance. The Board took into account the benefits to shareholders of investing in a Fund that is part of a family of funds managed by an affiliate of Macquarie Group Ltd. (“Macquarie”), the parent company of DMC, and the resources available to DMC as part of Macquarie’s global asset management business.

The Board received and considered various information with respect to the services provided by the Affiliated Sub-Advisers under the Sub-Advisory Agreements and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board considered the division of responsibilities between DMC and the Affiliated Sub-Advisers and the oversight provided by DMC. The Board considered the expertise of the Affiliated Sub-Advisers with respect to certain asset classes and/or investment styles. The Affiliated Sub-Advisers are part of Macquarie’s global investment platform that has offices and personnel that are located around the world. As a result, the Board noted that DMC had stated that the Affiliated Sub-Advisers can provide research, investment and trading analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades, as applicable. The Board took into account that the Sub-Advisory Agreements may benefit the Fund and its shareholders by permitting DMC to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund by DMC and the Affiliated Sub-Advisers.

Investment performance. The Board received and considered information with respect to the investment performance of the Fund, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting. The Broadridge reports prepared for the Fund showed its investment performance in comparison to a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used by Broadridge to select the funds in the Performance Universe. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year or since inception periods, as applicable, ended December 31, 2021.

The Performance Universe for the Fund consisted of the Fund and all small-cap core funds underlying variable insurance portfolios, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the third quartile, for the 3-, and 5-year periods was in the first quartile and for the 10-year period was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was below the median and for the 3-, 5-, and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-year period and underperformed for the 3-, 5-, and 10-year periods. The Board, however, noted that the investment performance of the current portfolio management team only began as of October 2019. The Board noted the explanations from DMC concerning the reasons for the Fund’s relative performance versus the Performance Universe and its benchmark for the various periods.

Comparative expenses. The Board received and considered expense data for the Fund. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also considered on the comparative analysis of contractual management fees and actual total expense ratios of the Fund versus contractual management fees and actual total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds were similar in size to the Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with the Fund’s expense universe, which is comprised of the Fund, its Expense Group and all other similar funds underlying variable

24

insurance products with similar 12b-1/non-12b-1 structures, excluding outliers (the “Expense Universe”). The Fund’s total expenses were also compared with those of its Expense Universe.

The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were below its Expense Group average.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.

The Board noted that DMC, and not the Fund, pays the sub-advisory fees to the Affiliated Sub-Advisers and, accordingly, that the retention of the Affiliated Sub-Advisers does not increase the fees and expenses incurred by the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreement and to the Affiliated Sub-Advisers under the Sub-Advisory Agreements was reasonable.

Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the Delaware Funds complex, including the current breakpoints. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.

Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to the Fund and the Delaware Funds as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the Delaware Funds; the benefits from allocation of fund brokerage to improve trading efficiencies; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the Delaware Funds. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Fund.

Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Fund and the ongoing commitment of DMC and its affiliates to the Fund, the Board did not find that any ancillary benefits received by DMC and its affiliates were unreasonable.

Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, approved the continuation of DMC’s Investment Management Agreement and of the Affiliated Sub-Advisers’ Sub-Advisory Agreements for an additional one-year period.

25

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee

Shawn K. Lytle[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	126	Macquarie Asset Management[3] (2015–Present) -Global Head of Macquarie Asset Management Public Investments (2019–Present) -Head of Americas of Macquarie Group (2017–Present)	None

Independent Trustees

Jerome D. Abernathy 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	126	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) -Managing Member (1993–Present)	None

Ann D. Borowiec 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1958	Trustee	Since March 2015	126	J.P. Morgan Chase & Co. (1987–2013) -Chief Executive Officer, Private Wealth Management (2011–2013)	Banco Santander International (2016–2019) Santander Bank, N.A. (2016–2019)

Joseph W. Chow 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1953	Trustee	Since January 2013	126	Private Investor (2011–Present)	None

H. Jeffrey Dobbs 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1955	Trustee	Since April 2019[4]	126	KPMG LLP (2002–2015) -Global Sector Chairman, Industrial Manufacturing (2010–2015)	TechAccel LLC (2015–Present) PatientsVoices, Inc. (2018–Present) Valparaiso University Board (2012–Present) Ivy Funds Complex (2019–2021)

26

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

John A. Fry 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1960	Trustee	Since January 2001	126	Drexel University -President (2010–Present)	Federal Reserve
Bank of Philadelphia
(2020–Present)
FS Credit Real Estate
Income Trust, Inc.
(2018–Present)
vTv Therapeutics Inc.
(2017–Present)
Community Health
Systems
(2004–Present)
Drexel Morgan & Co.
(2015–2019)

Joseph Harroz, Jr. 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1967	Trustee	Since November 1998[4]	126	University of Oklahoma
-President
(2020–Present)
-Interim President
(2019–2020)
-Vice President and
Dean, College of Law
(2010–2019)
Brookhaven
Investments LLC
(commercial enterprises)
-Managing Member
(2019–Present)
St. Clair, LLC
(commercial enterprises)
-Managing Member
				(2019–Present)	OU Medicine, Inc. (2020–Present) Big 12 Athletic Conference (2019–Present) Valliance Bank (2007–Present) Ivy Funds Complex (1998–2021)

Sandra A.J. Lawrence 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1957	Trustee	Since April 2019[4]	126	Children’s Mercy Hospitals and Clinics (2005–2019) -Chief Administrative Officer (2016–2019)	Brixmor Property
Group Inc.
(2021–Present)
Sera Prognostics Inc.
(biotechnology)
(2021–Present)
Recology
(resource recovery)
(2021–Present)
Evergy, Inc., Kansas City
Power & Light Company,
KCP&L Greater Missouri
Operations Company,
Westar Energy, Inc. and
Kansas Gas and Electric
Company (related utility
companies)
(2018–Present)
National Association of
Corporate Directors
(2017–Present)
Ivy Funds Complex
(2019–2021)
American Shared Hospital
Services (medical device)
(2017–2021)
Westar Energy (utility)
(2004–2018)

27

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Frances A. Sevilla-Sacasa 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	Since September 2011	126	Banco Itaú International -Chief Executive Officer (2012–2016)	Florida Chapter of
National Association of
Corporate Directors
(2021–Present)
Callon Petroleum
Company
(2019–Present)
Camden Property Trust
(2011–Present)
New Senior Investment
Group Inc. (2021)
Carrizo Oil & Gas, Inc.
					(2018–2019)

Thomas K. Whitford 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Chair and Trustee	Trustee since January 2013 Chair since January 2023	126	PNC Financial Services Group (1983–2013) -Vice Chairman (2009–2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022) HSBC Finance Corporation (2013–2018)

Christianna Wood 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	126	Gore Creek Capital, Ltd. -Chief Executive Officer and President (2009–Present)	The Merger Fund
(2013–2021),
The Merger Fund VL
(2013–2021),
WCM Alternatives:
Event-Driven Fund
(2013–2021),
and WCM
Alternatives:
Credit Event Fund
(2017–2021)
Grange Insurance
(2013–Present)
H&R Block Corporation
					(2008–Present)

Janet L. Yeomans 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1948	Trustee	Since April 1999	126	3M Company (1995–2012) -Vice President and Treasurer (2006–2012)	Okabena Company (2009–2017)

Officers

David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	126	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	None[5]

Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	126	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	None[5]

28

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Richard Salus 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	126	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	None

[1]	“Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.
[2]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Series’ investment advisor.
[3]	Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Series’ investment advisor, principal underwriter, and transfer agent.
[4]	Includes time served on the Board of Ivy Funds prior to the date when Ivy Funds joined the Delaware Funds complex.
[5]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust, and he is Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

29

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Form N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(2700499)

AR-VIPOP-0223

Delaware VIP® Trust Delaware VIP Special Situations Series December 31, 2022

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is a full-service asset manager offering a diverse range of products across public and private markets including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and asset finance. The Public Investments business is a part of MAM and includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2022, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® Special Situations Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2023 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review

Delaware VIP® Trust — Delaware VIP Special Situations Series

December 31, 2022 (Unaudited)

The investment objective of the Series is to seek long-term growth of capital.

For the fiscal year ended December 31, 2022, Delaware VIP Special Situations Series (the “Series”) Standard Class shares declined 12.13%. This figure reflects all dividends reinvested. The Series’ benchmark, the Russell 2000® Value Index, declined 14.48% for the same period. Past performance does not guarantee future results. For complete, annualized performance of Delaware VIP Special Situations Series, please see the table on page 3. Please see page 4 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Market review

During the fiscal year, small-cap value stocks held up more robustly than small-cap growth, mid-cap, and large-cap stocks. Throughout the period, investors showed a strong preference for higher-quality companies. The Russell 2000 Value Index declined 14.48% while the Russell 2000 Growth Index declined 26.36%. The large-cap Russell 1000® Index declined 19.13% while the Russell Midcap® Index declined 17.32%.

Within the benchmark, the Russell 2000 Value Index, two of the 11 sectors advanced and nine declined. The energy and utilities sectors were the only sectors to generate a positive return for the year. Stocks in the consumer discretionary, healthcare, and transportation sectors of the benchmark declined the most. During the year, higher-quality companies in the benchmark provided downside protection relative to lower-quality companies. Companies that had higher return on equity (ROE) declined less on average than companies with lower ROEs. Additionally, companies in the benchmark with lower price-to-earnings (P/E) ratios declined less on average than companies with higher P/E ratios.

Early in the period, the US Federal Reserve recognized the need to remove monetary accommodation. In March, the Federal Open Market Committee (FOMC) began raising the federal funds rate and continued to do so at each subsequent meeting. By December, the target rate ranged from 4.25% to 4.50%, up from a range of zero to 0.25% in January. In addition, on June 1, 2022, the FOMC began reducing its holdings of Treasury securities, agency debt, and agency mortgage-backed securities (MBS) to reduce the size of the Fed’s balance sheet.

The labor market remained tight during the year, while inflation readings increased at the fastest pace in more than 40 years. The unemployment rate declined from 3.9% in December 2021 to 3.5% in December 2022. For the 12 months ended December 31, 2022, the US Consumer Price Index (CPI) increased 6.5% after peaking at a 9.1% annual rate in June. On an unadjusted basis, the US Producer Price Index (PPI) for final demand prices hit record levels in March, up 11.7% from the previous year. For the year, the PPI increased 6.2%, following a 10.0% increase in calendar year 2021.

Within the Series

Within the Series, stock selection and sector positioning contributed to relative outperformance during the year. Stock selection in the consumer discretionary and industrials sectors contributed as the Series’ holdings declined less than those in the benchmark. Stock selection and a relative underweight allocation in the healthcare sector also contributed. On the other hand, stock selection in the energy, consumer staples, and basic industry sectors detracted from the Series’ relative performance.

Flex Ltd. is an electronics manufacturing services company that designs and develops original design manufacturing (ODM) products for the aerospace, auto, cloud, data communication, defense, digital health, energy, housing, and industrial-lighting industries. Shares of Flex outperformed during the year, driven by strength from most end markets, particularly auto, cloud, data communications, and industrial. When Flex reported its most-recent quarterly financial results, in October 2022, management noted that supply constraints had begun to ease. Flex increased sales expectations for its fiscal year and management is increasing the company’s emphasis on business segments with higher margins.

Patterson-UTI Energy Inc. is one of the largest US land drillers. During the year, Patterson-UTI outperformed as the demand for the company’s rigs from oil and gas producers remained strong. The company has favorable day rates and a strong backlog. Management believes that activity will remain strong into 2023 and expects to make 15 new rigs active throughout the year. Patterson-UTI has strong free cash flow, which it used to double its dividend. Additionally, the company plans to supplement its quarterly dividend with share repurchases. We maintained the Series’ position in Patterson based on favorable financials.

FNB Corp. is a diversified financial services company operating in seven states and the District of Columbia. During the year, the company outperformed its peers while maintaining a discounted valuation. FNB’s loans and deposits increased during the year, helping to drive earnings

1

Portfolio management review

Delaware VIP® Trust — Delaware VIP Special Situations Series

growth. FNB’s credit quality was better than most peers during the global financial crisis as it operates in certain slower-growth geographies. We maintained the Series’ position in FNB as its asset quality remained favorable and its shares continued to trade at a discounted valuation relative to its peers.

Western Alliance Bancorp is a regional bank with branches in Arizona, California, and Nevada. The company also operates several national commercial-lending businesses and a national residential mortgage business. Western Alliance’s balance sheet growth has been higher than peers, raising investors’ concern about the company’s credit underwriting during a recession. As a result, shares of Western Alliance underperformed during the year. Although we think the shares are trading at an attractive valuation, we trimmed the Series’ position in Western Alliance during the year.

Wolverine World Wide Inc. is a designer, manufacturer, and marketer of a broad line of footwear, including the Keds, Merrell, Saucony, and Sperry Top-Sider brands. Shares of Wolverine detracted during the year as the company’s revenues and earnings were revised lower. Management cited ongoing supply chain disruptions and a heightened promotional retail environment as the reasons why Wolverine’s leverage, inventory, and costs increased. Due to the deterioration of the company’s fundamentals, we exited the Series’ position in Wolverine before the end of the year.

In the consumer staples sector, shares of consumer and home products company Spectrum Brands Holdings Inc. underperformed during the year. On September 8, 2021, Spectrum Brands announced that it had signed an agreement to sell its hardware and home improvement (HHI) business to Assa Abloy AB for $4.3 billion in cash. We believed the transaction would be instrumental in transforming Spectrum Brands into a less-cyclical company with a vastly improved balance sheet. In the third quarter of 2022, however, the US Department of Justice announced that it would sue to block the transaction. Given the greatly enhanced odds that the deal does not close, we chose to exit the Series’ position in Spectrum Brands before the end of the year.

Relative to the benchmark, the Series ended the year overweight the industrials, basic industry, technology, and energy sectors and underweight the healthcare, REIT, consumer discretionary, utilities, and financial services sectors. Sector weightings were similar to the benchmark in the consumer staples and transportation sectors at year end.

Our team’s disciplined philosophy remains unchanged. We continue to focus on bottom-up stock selection and specifically on identifying companies that we believe trade at attractive valuations, generate strong free cash flow, and have the ability to implement shareholder-friendly policies through share buybacks, dividend increases, and debt reduction.

2

Performance summary (Unaudited)

Delaware VIP® Trust — Delaware VIP Special Situations Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2022
	1 year	3 year	5 year	10 year
Standard Class shares (commenced operations on November 9, 1987)	-12.13%	+5.02%	+3.06%	+8.25%
Russell 2000 Value Index	-14.48%	+4.70%	+4.13%	+8.48%

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Standard Class shares of the Series was 0.80%, while total operating expenses for Standard Class shares were 0.82%. The management fee for Standard Class shares was 0.75%. The expense ratios may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

The Series adopted the performance of the First Investors Life Series Special Situations Fund (Predecessor Series) as the result of a reorganization of the Predecessor Series into the Series, which was consummated after the close of business on October 4, 2019 (Reorganization). The Series had not yet commenced operations prior to the Reorganization. The returns shown for periods ending on or prior to October 4, 2019 reflect the performance and expenses of the Predecessor Series. The returns shown for periods after October 4, 2019 reflect the performance and expenses of the Series.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for Standard Class shares during some or all of the periods shown in the “Series and benchmark performance” table above and in the “Performance of a $10,000 Investment” graph on the next page. Performance would have been lower had expense limitations not been in effect.

Performance data do not include any fees or sales charges imposed by variable insurance contracts. This fund doesn’t have any deferred sales charges. Performance shown here would have been reduced if such fees were included. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

An exchange-traded fund (ETF) is a security that represents all the stocks on a given exchange. ETF shares can be bought, sold, short-sold, traded on margin, and generally function as if they were stocks.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

3

Performance summary (Unaudited)

Delaware VIP® Trust — Delaware VIP Special Situations Series

Performance of a $10,000 investment

For the period December 31, 2012 through December 31, 2022

	Starting value	Ending value
Russell 2000 Value Index	$10,000	$22,559
Delaware VIP Special Situations Series — Standard Class shares	$10,000	$22,092

The graph shows a $10,000 investment in Delaware VIP Special Situations Series Standard Class shares for the period from December 31, 2012 through December 31, 2022.

The graph also shows $10,000 invested in the Russell 2000 Value Index for the period from December 31, 2012 through December 31, 2022.

The Russell 2000 Value Index measures the performance of the small-cap value segment of the US equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 1000 Index, mentioned on page 1, measures the performance of the large-cap segment of the US equity universe.

The Russell 2000 Growth Index, mentioned on page 1, measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap Index, mentioned on page 1, measures the performance of the mid-cap segment of the US equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index.

The Producer Price Index (PPI), mentioned on page 1, measures the average change over time in the selling price of goods and services sold by domestic producers for their output. The prices included in the PPI are from the first commercial transaction for many products and some services.

The US Consumer Price Index (CPI), mentioned on page 1, is a measure of inflation that is calculated by the US Department of Labor, representing changes in prices of all goods and services purchased for consumption by urban households.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

4

Disclosure of Series expenses

For the six-month period from July 1, 2022 to December 31, 2022 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2022 to December 31, 2022.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual Series return†
Standard Class	$1,000.00	$1,057.50	0.80%	$4.15
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.17	0.80%	$4.08

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of any Underlying Funds.

5

Security type / sector allocations and top 10 equity holdings

Delaware VIP® Trust — Delaware VIP Special Situations Series

As of December 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stocks	97.69%
Basic Industry	7.96%
Consumer Discretionary	11.06%
Consumer Staples	2.87%
Energy	6.93%
Financial Services*	27.77%
Healthcare	3.82%
Industrials	14.00%
Real Estate Investment Trusts	7.34%
Technology	9.80%
Transportation	2.18%
Utilities	3.96%
Short-Term Investments	2.38%
Total Value of Securities	100.07%
Liabilities Net of Receivables and Other Assets	(0.07)%
Total Net Assets	100.00%

*	To monitor compliance with the Series’ concentration guidelines as described in the Series’ Prospectus and Statement of Additional Information, the Financial Services sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Financial Services sector consisted of Banks, Diversified Financial Services, and Insurance. As of December 31, 2022, such amounts, as a percentage of total net assets were 18.96%, 2.44%, and 6.37%, respectively. The percentage in any such single industry will comply with the Series’ concentration policy even if the percentage in the Financial Services sector for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
MasTec	2.31%
Hancock Whitney	2.30%
Webster Financial	2.22%
East West Bancorp	2.07%
FNB	2.06%
WESCO International	2.03%
Stifel Financial	1.86%
Atkore	1.78%
Magnolia Oil & Gas Class A	1.68%
Berry Global Group	1.67%

6

Schedule of investments

Delaware VIP® Trust — Delaware VIP Special Situations Series

December 31, 2022

	Number of shares	Value (US $)
Common Stocks — 97.69%t
Basic Industry — 7.96%
Arconic †	69,200	$1,464,272
Ashland	15,500	1,666,715
Avient	37,100	1,252,496
Berry Global Group	58,400	3,529,112
HB Fuller	32,000	2,291,840
Huntsman	79,600	2,187,408
Louisiana-Pacific	49,550	2,933,360
Summit Materials Class A †	52,652	1,494,790
		16,819,993
Consumer Discretionary — 11.06%
Acushnet Holdings	35,900	1,524,314
Adient †	58,800	2,039,772
Barnes Group	50,400	2,058,840
Choice Hotels International	12,800	1,441,792
Columbia Sportswear	22,400	1,961,792
Cracker Barrel Old Country Store	13,700	1,297,938
Group 1 Automotive	11,500	2,074,255
KB Home	48,500	1,544,725
Meritage Homes †	22,300	2,056,060
Nexstar Media Group	8,800	1,540,264
Steven Madden	48,800	1,559,648
Texas Roadhouse	20,150	1,832,643
UniFirst	12,600	2,431,674
		23,363,717
Consumer Staples — 2.87%
Flowers Foods	53,800	1,546,212
J & J Snack Foods	16,100	2,410,331
Performance Food Group †	36,016	2,102,974
		6,059,517
Energy — 6.93%
CNX Resources †	167,250	2,816,490
Delek US Holdings	37,100	1,001,700
Magnolia Oil & Gas Class A	151,100	3,543,295
Matador Resources	34,700	1,986,228
Murphy Oil	57,500	2,473,075
Patterson-UTI Energy	167,800	2,825,752
		14,646,540
Financial Services — 27.77%
American Equity Investment Life Holding	61,000	2,782,820
Assurant	16,800	2,101,008
Axis Capital Holdings	21,823	1,182,152
Bank of NT Butterfield & Son	41,000	1,222,210
Bread Financial Holdings	32,600	1,227,716
East West Bancorp	66,500	4,382,350
Essent Group	44,100	1,714,608
First Financial Bancorp	94,500	2,289,735
First Interstate BancSystem Class A	52,885	2,044,005
FNB	333,600	4,353,480
Hancock Whitney	100,650	4,870,453
Hanover Insurance Group	15,100	2,040,463
Hope Bancorp	132,210	1,693,610
Kemper	3,055	150,306
Metropolitan Bank Holding †	19,798	1,161,549
Sandy Spring Bancorp	31,900	1,123,837
Selective Insurance Group	23,600	2,091,196
Stewart Information Services	32,500	1,388,725
Stifel Financial	67,450	3,937,056
Synovus Financial	74,350	2,791,843
Umpqua Holdings	191,000	3,409,350
Valley National Bancorp	278,400	3,148,704
Webster Financial	99,199	4,696,081
Western Alliance Bancorp	48,350	2,879,726
		58,682,983
Healthcare — 3.82%
Avanos Medical †	42,700	1,155,462
Integer Holdings †	25,900	1,773,114
Integra LifeSciences Holdings †	43,700	2,450,259
NuVasive †	28,700	1,183,588
Service Corp. International	21,750	1,503,795
		8,066,218
Industrials — 14.00%
Altra Industrial Motion	57,700	3,447,575
Atkore †	33,100	3,754,202
CACI International Class A †	7,600	2,284,484
H&E Equipment Services	39,200	1,779,680
ITT	39,800	3,227,780
KBR	43,332	2,287,929
MasTec †	57,190	4,880,023
Regal Rexnord	15,408	1,848,652
WESCO International †	34,200	4,281,840
Zurn Elkay Water Solutions	85,100	1,799,865
		29,592,030
Real Estate Investment Trusts — 7.34%
Independence Realty Trust	106,680	1,798,625
Kite Realty Group Trust	85,755	1,805,143
Life Storage	18,150	1,787,775
LXP Industrial Trust	177,050	1,774,041
National Health Investors	29,250	1,527,435
Outfront Media	111,500	1,848,670
RPT Realty	98,400	987,936
Spirit Realty Capital	49,400	1,972,542
Summit Hotel Properties	127,500	920,550

7

Schedule of investments

Delaware VIP® Trust — Delaware VIP Special Situations Series

	Number of shares	Value (US $)
Common Stocks t (continued)
Real Estate Investment Trusts (continued)
Tricon Residential	141,493	$1,090,911
		15,513,628
Technology — 9.80%
Cirrus Logic †	26,900	2,003,512
Concentrix	11,600	1,544,656
Diodes †	25,900	1,972,026
Flex †	147,609	3,167,689
Leonardo DRS †	34,800	444,744
NCR †	40,788	954,847
NetScout Systems †	52,600	1,710,026
Power Integrations	29,000	2,079,880
TD SYNNEX	19,100	1,808,961
Tower Semiconductor †	5,600	241,920
TTM Technologies †	148,500	2,239,380
Viavi Solutions †	128,000	1,345,280
Vishay Intertechnology	55,900	1,205,763
		20,718,684
Transportation — 2.18%
Kirby †	22,500	1,447,875
Saia †	4,100	859,688
Werner Enterprises	57,000	2,294,820
		4,602,383
Utilities — 3.96%
ALLETE	33,400	2,154,634
Black Hills	40,390	2,841,033
OGE Energy	46,300	1,831,165
Southwest Gas Holdings	25,000	1,547,000
		8,373,832
Total Common Stocks (cost $172,355,980)		206,439,525

Short-Term Investments — 2.38%
Money Market Mutual Funds — 2.38%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.03%)	1,255,621	$1,255,621
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.06%)	1,255,623	1,255,623
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.23%)	1,255,623	1,255,623
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.11%)	1,255,623	1,255,623
Total Short-Term Investments (cost $5,022,490)		5,022,490
Total Value of Securities — 100.07% (cost $177,378,470)		$211,462,015

[t]	Narrow industries are utilized for compliance purposes for concentration whereas broad sectors are used for financial reporting.
†	Non-income producing security.

See accompanying notes, which are an integral part of the financial statements.

8

Statement of assets and liabilities

Delaware VIP® Trust — Delaware VIP Special Situations Series

December 31, 2022

Assets:
Investments, at value*	$211,462,015
Receivable for securities sold	319,019
Dividends receivable	241,961
Receivable for series shares sold	1,282
Foreign tax reclaims receivable	1,084
Other assets	1,779
Total Assets	212,027,140
Liabilities:
Due to custodian	5
Payable for securities purchased	441,863
Investment management fees payable to affiliates	121,817
Other accrued expenses	110,777
Payable for series shares redeemed	31,212
Administration expenses payable to affiliates	10,866
Total Liabilities	716,540
Total Net Assets	$211,310,600

Net Assets Consist of:
Paid-in capital	$169,585,238
Total distributable earnings (loss)	41,725,362
Total Net Assets	$211,310,600

Net Asset Value
Standard Class:
Net assets	$211,310,600
Shares of beneficial interest outstanding, unlimited authorization, no par	7,003,429
Net asset value per share	$30.17

* Investments, at cost	$177,378,470

See accompanying notes, which are an integral part of the financial statements.

9

Statement of operations

Delaware VIP® Trust — Delaware VIP Special Situations Series

Year ended December 31, 2022

Investment Income:
Dividends	$3,824,429
Foreign tax withheld	(1,626)
3,822,803
Expenses:
Management fees	1,702,529
Accounting and administration expenses	71,813
Dividend disbursing and transfer agent fees and expenses	53,255
Audit and tax fees	31,325
Custodian fees	28,480
Reports and statements to shareholders expenses	24,033
Legal fees	17,537
Trustees’ fees and expenses	11,293
Registration fees	4
Other	14,789
1,955,058
Less expenses waived	(138,726)
Total operating expenses	1,816,332
Net Investment Income (Loss)	2,006,471

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	8,406,978
Net change in unrealized appreciation (depreciation) on investments	(41,301,577)
Net Realized and Unrealized Gain (Loss)	(32,894,599)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(30,888,128)

See accompanying notes, which are an integral part of the financial statements.

10

Statements of changes in net assets

Delaware VIP® Trust — Delaware VIP Special Situations Series

	Year ended
	12/31/22	12/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$2,006,471	$1,613,633
Net realized gain (loss)	8,406,978	16,275,104
Net change in unrealized appreciation (depreciation)	(41,301,577)	53,892,021
Net increase (decrease) in net assets resulting from operations	(30,888,128)	71,780,758

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(13,870,026)	(2,190,732)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	800,846	1,064,688

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	13,870,026	2,190,732
	14,670,872	3,255,420
Cost of shares redeemed:
Standard Class	(19,813,906)	(29,344,471)
Decrease in net assets derived from capital share transactions	(5,143,034)	(26,089,051)
Net Increase (Decrease) in Net Assets	(49,901,188)	43,500,975

Net Assets:
Beginning of year	261,211,788	217,710,813
End of year	$211,310,600	$261,211,788

See accompanying notes, which are an integral part of the financial statements.

11

Financial highlights

Delaware VIP® Special Situations Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19[1]	12/31/18
Net asset value, beginning of period	$36.48	$27.40	$32.21	$28.86	$40.08

Income (loss) from investment operations:
Net investment income[2]	0.28	0.21	0.30	0.33	0.23
Net realized and unrealized gain (loss)	(4.60)	9.16	(2.40)	5.39	(6.17)
Total from investment operations	(4.32)	9.37	(2.10)	5.72	(5.94)

Less dividends and distributions from:
Net investment income	(0.23)	(0.29)	(0.42)	(0.22)	(0.18)
Net realized gain	(1.76)	—	(2.29)	(2.15)	(5.10)
Total dividends and distributions	(1.99)	(0.29)	(2.71)	(2.37)	(5.28)

Net asset value, end of period	$30.17	$36.48	$27.40	$32.21	$28.86

Total return[3]	(12.13)%[4]	34.28%[4]	(1.85)%[4]	20.36%[4]	(16.60)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$211,311	$261,212	$217,711	$239,350	$209,826
Ratio of expenses to average net assets[5]	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of expenses to average net assets prior to fees waived[5]	0.86%	0.82%	0.88%	0.82%	0.80%
Ratio of net investment income to average net assets	0.88%	0.64%	1.27%	1.08%	0.65%
Ratio of net investment income to average net assets prior to fees waived	0.82%	0.62%	1.19%	1.06%	0.65%
Portfolio turnover	19%	13%	21%	128%[6]	54%

[1]	On October 4, 2019, the First Investors Life Series Special Situations Fund shares were reorganized into Standard Class shares of the Series. The Standard Class shares financial highlights for the period prior to October 4, 2019, reflect the performance of the First Investors Life Series Special Situations Fund shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[4]	Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Series invests.
[6]	The Series’ portfolio turnover rate increased substantially during the year ended December 31, 2019 due to a change in the Series’ portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

12

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Special Situations Series

December 31, 2022

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 12 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Special Situations Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee. The shares of the Series are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Open-end investment companies, other than ETFs, are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Series’ valuation designee, Delaware Management Company (DMC). Subject to the oversight of the Series’ Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities for which market quotations are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities and private placements are valued at fair value.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2022, and for all open tax years (years ended December 31, 2019–December 31, 2021), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2022, the Series did not incur any interest or tax penalties.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Income and capital gain distributions from any Underlying Funds in which the Series invests are recorded on the ex-dividend date. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer, which are estimated The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

(continues)	13

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Special Situations Series

1. Significant Accounting Policies (continued)

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2022, the Series earned less than $1 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual series operating expenses from exceeding 0.80% of the Series’ average daily net assets from January 1, 2022 through December 31, 2022.* These waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

Macquarie Investment Management Global Limited (MIMGL), an affiliate of DMC, serves as the Series’ sub-advisor and manages the Series’ assets. In addition, Macquarie Funds Management Hong Kong Limited (MFMHKL, and together with MIMGL, the “Affiliated Sub-Advisors”), an affiliate of the Manager, may execute security trades for the Series. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2022, the Series paid $13,048 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2022, the Series paid $17,265 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Series. For the year ended December 31, 2022, the Series paid $10,536 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and Delaware Distributors, L.P. are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

14

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of any Underlying Funds including ETFs in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

*	The aggregate contractual waiver period covering this report is from April 30, 2021 through April 29, 2023.

3. Investments

For the year ended December 31, 2022, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$43,677,263
Sales	63,308,541

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation), which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of investments	$177,622,334
Aggregate unrealized appreciation of investments	$43,850,371
Aggregate unrealized depreciation of investments	(10,010,690)
Net unrealized appreciation of investments	$33,839,681

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are

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Notes to financial statements

Delaware VIP® Trust — Delaware VIP Special Situations Series

3. Investments (continued)

comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2022:

Level 1
Securities
Assets:
Common Stocks	$206,439,525
Short-Term Investments	5,022,490
Total Value of Securities	$211,462,015

During the year ended December 31, 2022, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Series’ net assets. During the year ended December 31, 2022, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:

	Year ended
	12/31/22	12/31/21
Ordinary income	$1,619,096	$2,190,732
Long-term capital gains	12,250,930	—
Total	$13,870,026	$2,190,732

5. Components of Net Assets on a Tax Basis

As of December 31, 2022, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$169,585,238
Undistributed ordinary income	1,999,730
Undistributed long-term capital gains	10,287,795
Capital loss carryforwards*	(4,401,844)
Unrealized appreciation of investments	33,839,681
Net assets	$211,310,600

*	A portion of the Series capital loss carryforward is subject to limitation under the Internal Revenue Code and related regulations.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2022, the Series had no reclassifications.

16

At December 31, 2022, capital loss carryforwards available to offset future realized capital gains were as follows:

Loss carryforward character
Short-term	Long-term	Total
$2,510,953	$1,890,891	$4,401,844

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/22	12/31/21
Shares sold:
Standard Class	26,077	32,316

Shares issued upon reinvestment of dividends and distributions:
Standard Class	433,981	65,552
	460,058	97,868
Shares redeemed:
Standard Class	(617,005)	(882,729)

Net decrease	(156,947)	(784,861)

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $355,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 31, 2022.

On October 31, 2022, the Series, along with the other Participants, entered into an amendment to the Agreement for a $355,000,000 revolving line of credit to be used as described above. It operates in substantially the same manner as the original Agreement. Under the amendment to the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the Agreement expires on October 30, 2023.

The Series had no amounts outstanding as of December 31, 2022, or at any time during the year then ended.

8. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such

(continues)	17

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Special Situations Series

8. Securities Lending (continued)

security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by the Series is generally invested in an individual separate account. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended December 31, 2022, the Series had no securities out on loan.

9. Credit and Market Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Series invests will cause the NAV of the Series to fluctuate.

The Series invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Series invests in REITs and is subject to the risks associated with that industry. If the Series holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real

18

estate holdings during the year ended December 31, 2022. The Series’ REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of December 31, 2022, there were no Rule 144A securities held by the Series.

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. Subsequent Events

On November 10, 2022, the Board approved the reorganization (Reorganization) of the Series into Delaware VIP Small Cap Value Series, a series of Delaware VIP Trust, on or about April 21, 2023. In connection with the Reorganization, effective as of the close of business one day before the Reorganization, the Series will close to new investors and existing shareholders.

Management has determined that no other material events or transactions occurred subsequent to December 31, 2022, that would require recognition or disclosure in the Series’ financial statements.

19

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Special Situations Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Special Situations Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the four years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Series as of and for the year ended December 31, 2018 and the financial highlights for the year ended December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 23, 2023

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

20

Other Series information (Unaudited)

Delaware VIP® Trust — Delaware VIP Special Situations Series

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2022, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	88.33%
(B) Ordinary Income Distributions (Tax Basis)	11.67%
Total Distributions (Tax Basis)	100.00%
(C) Qualified Dividends[1]	100.00%

(A)	and (B) are based on a percentage of the Series’ total distributions.
(C)	is based on the Series’ ordinary income distributions.
[1]	Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 9-11, 2022

At a meeting held on August 9-11, 2022 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Delaware VIP Special Situations Series (the “Fund”) Investment Management Agreement with Delaware Management Company (“DMC”); and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong Limited (“MFMHKL” and together with MIMGL, the “Affiliated Sub-Advisers”).

Prior to the Meeting, including at a Board meeting held in May 2022, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the applicable Investment Committee, with each Investment Committee assisting the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Investment Management Agreement and the Sub-Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2022. In considering and approving the Investment Management Agreement and the Sub-Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Fund’s Investment Management Agreement and the Sub-Advisory Agreements, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).

The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Investment Management Agreement and the Sub-Advisory Agreements for a one-year term. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.

Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Fund by DMC under its Investment Management Agreement and the experience of the officers and employees of DMC who provide these services, including the Fund’s portfolio managers. The Board’s review included consideration of DMC’s investment process and oversight and research and analysis capabilities, and its ability to attract and retain qualified investment professionals. The Board considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, valuation, and

21

Other Series information (Unaudited)

Delaware VIP® Trust — Delaware VIP Special Situations Series

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 9-11, 2022 (continued)

compliance risks. The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates. The Board also considered non-advisory services that DMC and its affiliates provide to the Delaware Funds, including third party oversight, transfer agent, internal audit, valuation, portfolio trading, and legal and compliance. The Board took into account the benefits to shareholders of investing in a Fund that is part of a family of funds managed by an affiliate of Macquarie Group Ltd. (“Macquarie”), the parent company of DMC, and the resources available to DMC as part of Macquarie’s global asset management business.

The Board received and considered various information with respect to the services provided by the Affiliated Sub-Advisers under the Sub-Advisory Agreements and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board considered the division of responsibilities between DMC and the Affiliated Sub-Advisers and the oversight provided by DMC. The Board considered the expertise of the Affiliated Sub-Advisers with respect to certain asset classes and/or investment styles. The Affiliated Sub-Advisers are part of Macquarie’s global investment platform that has offices and personnel that are located around the world. As a result, the Board noted that DMC had stated that the Affiliated Sub-Advisers can provide research, investment and trading analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades, as applicable. The Board took into account that the Sub-Advisory Agreements may benefit the Fund and its shareholders by permitting DMC to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund by DMC and the Affiliated Sub-Advisers.

Investment performance. The Board received and considered information with respect to the investment performance of the Fund, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting. The Broadridge reports prepared for the Fund showed its investment performance in comparison to a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used by Broadridge to select the funds in the Performance Universe. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5- and 10-year or since inception periods, as applicable, ended December 31, 2021.

The Performance Universe for the Fund consisted of the Fund and all small-cap value funds underlying variable insurance products, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the first quartile, for the 3-, and 10-year periods was in the fourth quartile and for the 5-year periods was in the third quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was above the median and for the 3-, 5-, and 10-year periods was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-, and 5-year periods and underperformed for the 3-, and 10-year periods. The Board, however, noted that the investment performance of the current portfolio management team only began as of October 2019. The Board noted the explanations from DMC concerning the reasons for the Fund’s relative performance versus the Performance Universe and its benchmark for the various periods.

Comparative expenses. The Board received and considered expense data for the Fund. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also considered on the comparative analysis of contractual management fees and actual total expense ratios of the Fund versus contractual management fees and actual total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds were similar in size to the Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with the Fund’s expense universe, which is comprised of the Fund, its Expense Group and all other similar funds underlying variable insurance products with similar 12b-1/non-12b-1 structures, excluding outliers (the “Expense Universe”). The Fund’s total expenses were also compared with those of its Expense Universe.

The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were below its Expense Group average.

22

The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.

The Board noted that DMC, and not the Fund, pays the sub-advisory fees to the Affiliated Sub-Advisers and, accordingly, that the retention of the Affiliated Sub-Advisers does not increase the fees and expenses incurred by the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreement and to the Affiliated Sub-Advisers under the Sub-Advisory Agreements was reasonable.

Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the Delaware Funds complex, including the current breakpoints. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.

Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to the Fund and the Delaware Funds as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the Delaware Funds; the benefits from allocation of fund brokerage to improve trading efficiencies; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the Delaware Funds. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Fund.

Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Fund and the ongoing commitment of DMC and its affiliates to the Fund, the Board did not find that any ancillary benefits received by DMC and its affiliates were unreasonable.

Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, approved the continuation of DMC’s Investment Management Agreement and of the Affiliated Sub-Advisers’ Sub-Advisory Agreements for an additional one-year period.

23

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee

Shawn K. Lytle[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	126	Macquarie Asset Management[3] (2015–Present) -Global Head of Macquarie Asset Management Public Investments (2019–Present) -Head of Americas of Macquarie Group (2017–Present)	None

Independent Trustees

Jerome D. Abernathy 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	126	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) -Managing Member (1993–Present)	None

Ann D. Borowiec 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1958	Trustee	Since March 2015	126	J.P. Morgan Chase & Co. (1987–2013) -Chief Executive Officer, Private Wealth Management (2011–2013)	Banco Santander International (2016–2019) Santander Bank, N.A. (2016–2019)

Joseph W. Chow 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1953	Trustee	Since January 2013	126	Private Investor (2011–Present)	None

H. Jeffrey Dobbs 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1955	Trustee	Since April 2019[4]	126	KPMG LLP (2002–2015) -Global Sector Chairman, Industrial Manufacturing (2010–2015)	TechAccel LLC (2015–Present) PatientsVoices, Inc. (2018–Present) Valparaiso University Board (2012–Present) Ivy Funds Complex (2019–2021)

24

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

John A. Fry 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1960	Trustee	Since January 2001	126	Drexel University -President (2010–Present)	Federal Reserve
Bank of Philadelphia
(2020–Present)
FS Credit Real Estate
Income Trust, Inc.
(2018–Present)
vTv Therapeutics Inc.
(2017–Present)
Community Health
Systems
(2004–Present)
Drexel Morgan & Co.
(2015–2019)

Joseph Harroz, Jr. 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1967	Trustee	Since November 1998[4]	126	University of Oklahoma
-President
(2020–Present)
-Interim President
(2019–2020)
-Vice President and
Dean, College of Law
(2010–2019)
Brookhaven
Investments LLC
(commercial enterprises)
-Managing Member
(2019–Present)
St. Clair, LLC
(commercial enterprises)
-Managing Member
				(2019–Present)	OU Medicine, Inc. (2020–Present) Big 12 Athletic Conference (2019–Present) Valliance Bank (2007–Present) Ivy Funds Complex (1998–2021)

Sandra A.J. Lawrence 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1957	Trustee	Since April 2019[4]	126	Children’s Mercy Hospitals and Clinics (2005–2019) -Chief Administrative Officer (2016–2019)	Brixmor Property
Group Inc.
(2021–Present)
Sera Prognostics Inc.
(biotechnology)
(2021–Present)
Recology
(resource recovery)
(2021–Present)
Evergy, Inc., Kansas City
Power & Light Company,
KCP&L Greater Missouri
Operations Company,
Westar Energy, Inc. and
Kansas Gas and Electric
Company (related utility
companies)
(2018–Present)
National Association of
Corporate Directors
(2017–Present)
Ivy Funds Complex
(2019–2021)
American Shared Hospital
Services (medical device)
(2017–2021)
Westar Energy (utility)
(2004–2018)

25

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Frances A. Sevilla-Sacasa 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	Since September 2011	126	Banco Itaú International -Chief Executive Officer (2012–2016)	Florida Chapter of
National Association of
Corporate Directors
(2021–Present)
Callon Petroleum
Company
(2019–Present)
Camden Property Trust
(2011–Present)
New Senior Investment
Group Inc. (2021)
Carrizo Oil & Gas, Inc.
					(2018–2019)

Thomas K. Whitford 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Chair and Trustee	Trustee since January 2013 Chair since January 2023	126	PNC Financial Services Group (1983–2013) -Vice Chairman (2009–2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022) HSBC Finance Corporation (2013–2018)

Christianna Wood 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	126	Gore Creek Capital, Ltd. -Chief Executive Officer and President (2009–Present)	The Merger Fund
(2013–2021),
The Merger Fund VL
(2013–2021),
WCM Alternatives:
Event-Driven Fund
(2013–2021),
and WCM
Alternatives:
Credit Event Fund
(2017–2021)
Grange Insurance
(2013–Present)
H&R Block Corporation
					(2008–Present)

Janet L. Yeomans 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1948	Trustee	Since April 1999	126	3M Company (1995–2012) -Vice President and Treasurer (2006–2012)	Okabena Company (2009–2017)

Officers

David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	126	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	None[5]

Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	126	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	None[5]

26

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Richard Salus 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	126	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	None

[1]	“Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.
[2]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Series’ investment advisor.
[3]	Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Series’ investment advisor, principal underwriter, and transfer agent.
[4]	Includes time served on the Board of Ivy Funds prior to the date when Ivy Funds joined the Delaware Funds complex.
[5]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust, and he is Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

27

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Form N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(2700499)

AR-VIPSS-0223

Delaware VIP® Trust Delaware VIP Total Return Series December 31, 2022

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is a full-service asset manager offering a diverse range of products across public and private markets including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and asset finance. The Public Investments business is a part of MAM and includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2022, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® Total Return Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2023 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review

Delaware VIP® Trust — Delaware VIP Total Return Series

December 31, 2022 (Unaudited)

The investment objective of the Series is to seek to provide sustainable current income with potential for capital appreciation with moderate investment risk.

For the fiscal year ended December 31, 2022, Delaware VIP Total Return Series (the “Series”) Standard Class shares declined 10.56% and Service Class shares declined 10.82% (both figures reflect all distributions reinvested). The Series’ primary benchmark, the S&P 500® Index, declined 18.11% for the same period. Past performance does not guarantee future results. The Series’ secondary benchmarks, the Bloomberg US Aggregate Index and a blend of 60% S&P 500 Index / 40% Bloomberg US Aggregate Index, fell 13.01% and 15.56%, respectively, for the same period. For complete, annualized performance of Delaware VIP Total Return Series, please see the table on page 3. Please see page 5 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Market review

At the start of the Series’ fiscal year in January 2022, persistently high inflation led to frequent and serious discussions at the US Federal Reserve about implementing interest rate hikes. Investors reacted by selling bonds, which pushed yields higher and equity prices lower. Financial markets also reacted negatively as Russia built up its troops along the Ukraine border. Russia’s invasion in February 2022 prompted unprecedented sanctions – including a freeze on Russian central bank reserves, an oil embargo, and a trading ban on Russian financial stocks. Equities sold off globally while commodity prices soared. Government bonds were briefly in demand as a short-term safe haven but quickly resumed their downward trend.

Tighter central bank monetary policy characterized the rest of the fiscal year, with the Fed leading the way. From March through September 2022, the Fed raised the federal funds rate five times, including three 0.75-percentage-point increases – at the June, July, and September meetings of the Federal Open Market Committee (FOMC). As a result, the target short-term interest rate rose from a range of zero to 0.25% in January 2022 to 3.00% to 3.25% by the end of the fiscal year. This increase in rates was the Fed’s aggressive attempt to bring inflation under control.

Other central banks, including the Bank of England and the European Central Bank (ECB), also took repeated steps to tighten monetary policy in their jurisdictions. Meanwhile, equities and bonds posted historically poor performance throughout the measurement period in the face of brutal headwinds and unrelenting negative news. This included soaring inflation, consequent aggressive monetary tightening, ongoing supply chain problems, China’s zero-COVID policy-related lockdowns, the Russia-Ukraine war, and soaring energy prices. The higher prices and disruptions within the supply of oil and gas hit Europe hardest as Russia cut off gas to several European Union (EU) countries. In turn, the Group of Seven (G7) nations and later the EU implemented an oil embargo.

Among major central banks, only the Bank of Japan maintained ultra-loose monetary policy as it attempted to keep Japanese yields stable by buying bonds. However, that led to a weakening of the Japanese yen, which fell to a 20-year low.

Markets rallied briefly in July 2022, when a near-term turnaround in inflation seemed possible. Despite investors’ concerns about economic growth slowing, stocks appreciated along with other risk asset classes, including corporate, high yield, convertible, and emerging market bonds. A key reason for this appreciation was the decline in yields on US and euro-zone government bonds, leading to significant price gains. However, the tide turned again in mid-August and the bear market returned for most asset classes as hopes for a slowdown of inflation were dashed. Central banks reaffirmed their intentions to continue aggressively tightening monetary policy. Recession fears mounted and the energy crisis worsened as Russia announced it was shutting down a gas pipeline for maintenance. German yields rose sharply, and the euro fell below parity with the US dollar for the first time in 20 years.

The picture worsened even further in September 2022, with heavy losses among virtually all asset classes. Energy prices continued to fall while the European inflation rate reached double-digit levels and central banks planned further interest rate hikes. As the measurement period ended, the market showed its friendlier side. Although inflation remained high and central banks continued to raise interest rates, increasing data indicating an economic slowdown gave rise to hopes of a turnaround in monetary policy.

Markets were in recovery mode in November. After the Fed’s expected interest rate hike of 0.75 percentage points at the beginning of the month, poorer economic data during the month and slightly declining inflation rates fueled hopes of slower rate hikes in the near future. Against this backdrop, both equities and bonds rose strongly. Thanks to sharply falling risk premiums, investment grade corporate and emerging market

1

Portfolio management review

Delaware VIP® Trust — Delaware VIP Total Return Series

government bonds performed particularly well. The US dollar weakened, and the price of oil fell due to weaker demand. China relaxed its zero-COVID policy somewhat, but record-high infections led to new restrictions, resulting in protests and somewhat deteriorating market sentiment toward the month’s end.

Instead of a year-end rally, equities and bonds suffered significant losses in December. Global inflation rates fell slightly, and, as expected, the major central banks raised key interest rates but by less than before (for example, the Fed and the ECB each raised rates by 0.50 percentage points). However, statements by the ECB president that significantly higher interest rates were still needed caused yields to rise sharply and prices to fall. In Europe, bonds lost much more than stocks, while the reverse occurred in the US, as tech stocks slipped again. China surprised many by ending its zero-COVID policy, and Japan slightly tightened its monetary policy, which helped firm up the yen. Meanwhile, the US dollar lost some ground.

Within the Series

The Series finished the year outperforming the benchmark, with markets generally down double-digits for the calendar year. The performance of the Series reflects the mix of returns in the underlying assets during the reporting period and the allocation weightings.

The Series benefited from both asset allocation and security selection effects. Allocations to US large-cap value equities as well as US quality and income contributed to performance while the allocation to US real estate detracted slightly. Within equities, security selection from US quality and income and US large-cap value contributed to outperformance while selection from international equities detracted slightly.

Within fixed income, all sleeves outperformed the Bloomberg US Aggregate Bond Index and thus, contributed from an asset allocation perspective. While security selection within fixed income was generally negative, it’s impact on performance was minor.

We periodically examine the contribution of derivatives to the Series’ performance. Based on the available information, the Series’ combination of futures, options, swaps, and currency positions had only a limited impact on performance during the period.

2

Performance summary (Unaudited)

Delaware VIP® Trust — Delaware VIP Total Return Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2022
	1 year	3 year	5 year	10 year	Lifetime
Standard Class shares (commenced operations on December 17, 2012)	-10.56%	+1.65%	+2.89%	+5.30%	—
Service Class shares (commenced operations on October 31, 2019)	-10.82%	+1.31%	—	—	+2.38%
S&P 500 Index	-18.11%	+7.66%	+9.42%	+12.56%	—
60% S&P 500 Index / 40% Bloomberg US Aggregate Index	-15.56%	+4.22%	+6.20%	+8.21%	—
Bloomberg US Aggregate Index	-13.01%	-2.71%	+0.02%	+1.06%	—

Returns reflect the reinvestment of all distributions. Please see page 5 for a description of each index.

As described in the Series’ most recent prospectus, the net expense ratios for Standard Class shares and Service Class shares of the Series were 0.83% and 1.13%, respectively, while total operating expenses for Standard Class and Service Class shares were 0.96% and 1.26%, respectively. The management fee for Standard Class and Service Class shares was 0.65%, and the annual distribution and service (12b-1) fee for Service Class shares was 0.30% of average daily net assets. The expense ratios may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

The Series adopted the performance of the First Investors Life Series Total Return Fund (Predecessor Series) as the result of a reorganization of the Predecessor Series into the Series, which was consummated after the close of business on October 4, 2019 (Reorganization). The Series had not yet commenced operations prior to the Reorganization. The returns shown for periods ending on or prior to October 4, 2019 reflect the performance and expenses of the Predecessor Series. The returns shown for periods after October 4, 2019 reflect the performance and expenses of the Series.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for Standard Class shares during some or all of the periods shown in the “Series and benchmark performance” table above and in the “Performance of a $10,000 investment” graph on page 5. Performance would have been lower had expense limitations not been in effect.

Performance data do not include any fees or sales charges imposed by variable insurance contracts. This fund doesn’t have any deferred sales charges. Performance shown here would have been reduced if such fees were included. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk

3

Performance summary (Unaudited)

Delaware VIP® Trust — Delaware VIP Total Return Series

that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

Risk controls and asset allocation models do not promise any level of performance or guarantee against loss of principal. Each Series has a different level of risk.

An exchange-traded fund (ETF) is a security that represents all the stocks on a given exchange. ETF shares can be bought, sold, short-sold, traded on margin, and generally function as if they were stocks.

Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price at which a fund has valued them.

“Non-diversified” funds may allocate more of their net assets to investments in single securities than “diversified” funds. Resulting adverse effects may subject these funds to greater risks and volatility.

The Series may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

4

Performance of a $10,000 investment

For the period December 31, 2012 through December 31, 2022

	Starting value	Ending value
S&P 500 Index	$10,000	$32,654
60% S&P 500 Index / 40% Bloomberg US Aggregate Index	$10,000	$22,008
Delaware VIP Total Return Series — Standard Class shares	$10,000	$16,759
Bloomberg US Aggregate Index	$10,000	$11,108

The graph shows a $10,000 investment in Delaware VIP Total Return Series Standard Class shares for the period from December 31, 2012 through December 31, 2022.

The graph also shows $10,000 invested in the S&P 500 Index, a blend of 60% S&P 500 Index / 40% Bloomberg US Aggregate Index, and the Bloomberg US Aggregate Index for the period from December 31, 2012 through December 31, 2022.

The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value and is often used to represent performance of the US stock market.

The Bloomberg US Aggregate Index is a broad composite that tracks the investment grade domestic bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance does not guarantee future results.

5

Disclosure of Series expenses

For the six-month period from July 1, 2022 to December 31, 2022 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2022 to December 31, 2022.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual Series return†
Standard Class	$1,000.00	$1,031.70	0.83%	$4.25
Service Class	1,000.00	1,030.00	1.13%	5.78
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.02	0.83%	$4.23
Service Class	1,000.00	1,019.51	1.13%	5.75

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds) in which it invests, including exchange-traded funds. The table above does not reflect the expenses of any Underlying Funds.

6

Security type / sector allocations

Delaware VIP® Trust — Delaware VIP Total Return Series

As of December 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Convertible Bonds	8.57%
Basic Industry	0.14%
Brokerage	0.08%
Capital Goods	0.28%
Communications	1.03%
Consumer Cyclical	0.56%
Consumer Non-Cyclical	2.57%
Electric	0.57%
Energy	0.50%
Financials	0.55%
Industrials	0.23%
Real Estate Investment Trusts	0.33%
Technology	1.50%
Transportation	0.23%
Corporate Bonds	7.98%
Automotive	0.20%
Basic Industry	0.46%
Capital Goods	0.29%
Communications	0.42%
Consumer Goods	0.16%
Energy	1.43%
Financial Services	0.32%
Healthcare	0.74%
Insurance	0.36%
Leisure	0.68%
Media	0.93%
Real Estate	0.07%
Retail	0.45%
Services	0.59%
Technology & Electronics	0.31%
Transportation	0.28%
Utilities	0.29%
US Treasury Obligations	19.02%
Common Stocks	54.19%
Communication Services	2.18%
Consumer Discretionary	6.93%
Consumer Staples	3.76%
Energy	3.74%
Financials	7.35%
Healthcare	8.06%
Industrials	3.14%
Information Technology	12.78%
Materials	1.36%
REIT Diversified	0.30%
REIT Healthcare	0.32%
REIT Industrial	0.43%
REIT Information Technology	0.22%
REIT Lodging	0.14%
REIT Mall	0.09%
REIT Manufactured Housing	0.06%
REIT Multifamily	0.79%
REIT Office	0.11%
REIT Self-Storage	0.36%
REIT Shopping Center	0.33%
REIT Single Tenant	0.16%
REIT Specialty	0.38%
Retail	0.38%
Utilities	0.82%
Convertible Preferred Stock	1.45%
Exchange-Traded Funds	7.80%
Short-Term Investments	0.77%
Total Value of Securities	99.78%
Receivables and Other Assets Net of Liabilities	0.22%
Total Net Assets	100.00%

7

Schedule of investments

Delaware VIP® Trust — Delaware VIP Total Return Series

December 31, 2022

	Principal amount°	Value (US $)
Convertible Bonds — 8.57%
Basic Industry — 0.14%
Ivanhoe Mines 144A 2.50% exercise price $9.31, maturity date 4/15/26 #	48,000	$59,016
		59,016
Brokerage — 0.08%
New Mountain Finance 144A 7.50% exercise price $14.20, maturity date 10/15/25 #	32,000	32,099
		32,099
Capital Goods — 0.28%
Kaman 3.25% exercise price $65.26, maturity date 5/1/24	122,000	114,009
		114,009
Communications — 1.03%
Cable One 1.125% exercise price $2,275.83, maturity date 3/15/28	153,000	114,444
DISH Network 3.375% exercise price $65.18, maturity date 8/15/26	165,000	103,785
Liberty Broadband 144A 1.25% exercise price $900.01, maturity date 9/30/50 #	170,000	164,900
Liberty Latin America 2.00% exercise price $20.65, maturity date 7/15/24	51,000	45,517
		428,646
Consumer Cyclical — 0.56%
Cheesecake Factory 0.375% exercise price $77.09, maturity date 6/15/26	179,000	147,563
Ford Motor 3.177% exercise price $16.85, maturity date 3/15/26 ^	91,000	86,314
		233,877
Consumer Non-Cyclical — 2.57%
BioMarin Pharmaceutical 0.599% exercise price $124.67, maturity date 8/1/24	45,000	47,871
Chefs’ Warehouse 1.875% exercise price $44.20, maturity date 12/1/24	165,000	171,352
Chegg 4.67% exercise price $107.55, maturity date 9/1/26 ^	172,000	136,637
Coherus Biosciences 1.50% exercise price $19.26, maturity date 4/15/26	91,000	59,833
Collegium Pharmaceutical 2.625% exercise price $29.19, maturity date 2/15/26	68,000	69,190
CONMED 144A 2.25% exercise price $145.33, maturity date 6/15/27 #	125,000	114,500
Integra LifeSciences Holdings 0.50% exercise price $73.67, maturity date 8/15/25	146,000	142,277
Ionis Pharmaceuticals 0.125% exercise price $83.28, maturity date 12/15/24	99,000	90,397
Jazz Investments I 2.00% exercise price $155.81, maturity date 6/15/26	55,000	65,656
Lantheus Holdings 144A 2.625% exercise price $79.81, maturity date 12/15/27 #	21,000	21,250
Paratek Pharmaceuticals 4.75% exercise price $15.90, maturity date 5/1/24	171,000	150,343
		1,069,306
Electric — 0.57%
NextEra Energy Partners 144A 1.048% exercise price $75.33, maturity date 11/15/25 #, ^	45,000	44,955
NRG Energy 2.75% exercise price $43.46, maturity date 6/1/48	95,000	94,383
Ormat Technologies 144A 2.50% exercise price $90.27, maturity date 7/15/27 #	83,000	96,944
		236,282
Energy — 0.50%
Helix Energy Solutions Group 6.75% exercise price $6.97, maturity date 2/15/26	150,000	207,993
		207,993
Financials — 0.55%
FTI Consulting 2.00% exercise price $101.38, maturity date 8/15/23	80,000	126,240
Repay Holdings 144A 2.007% exercise price $33.60, maturity date 2/1/26 #, ^	141,000	103,678
		229,918

8

	Principal amount°	Value (US $)
Convertible Bonds (continued)
Industrials — 0.23%
Chart Industries 1.00% exercise price $58.73, maturity date 11/15/24	42,000	$83,622
Danimer Scientific 144A 3.25% exercise price $10.79, maturity date 12/15/26 #	25,000	9,713
		93,335
Real Estate Investment Trusts — 0.33%
Blackstone Mortgage Trust 4.75% exercise price $36.23, maturity date 3/15/23	104,000	103,025
Summit Hotel Properties 1.50% exercise price $11.88, maturity date 2/15/26	40,000	34,360
		137,385
Technology — 1.50%
Block 0.125% exercise price $121.01, maturity date 3/1/25	74,000	70,763
InterDigital 144A 3.50% exercise price $77.49, maturity date 6/1/27 #	164,000	155,800
ON Semiconductor 1.625% exercise price $20.72, maturity date 10/15/23	43,000	129,279
Palo Alto Networks 0.75% exercise price $88.78, maturity date 7/1/23	69,000	109,192
Semtech 144A 1.625% exercise price $37.27, maturity date 11/1/27 #	54,000	55,485
Vishay Intertechnology 2.25% exercise price $31.20, maturity date 6/15/25	58,000	56,121
Wolfspeed 144A 0.25% exercise price $127.22, maturity date 2/15/28 #	53,000	45,951
		622,591
Transportation — 0.23%
Spirit Airlines 1.00% exercise price $49.07, maturity date 5/15/26	116,000	93,960
		93,960
Total Convertible Bonds (cost $3,636,559)		3,558,417

Corporate Bonds — 7.98%
Automotive — 0.20%
Allison Transmission 144A 5.875% 6/1/29 #	55,000	$51,748
Ford Motor 4.75% 1/15/43	15,000	10,801
Goodyear Tire & Rubber 5.25% 7/15/31	25,000	20,481
		83,030
Basic Industry — 0.46%
ATI 5.125% 10/1/31	15,000	13,282
Avient 144A 5.75% 5/15/25 #	17,000	16,604
Chemours 144A 5.75% 11/15/28 #	35,000	31,486
FMG Resources August 2006 144A 5.875% 4/15/30 #	25,000	23,324
Freeport-McMoRan 5.45% 3/15/43	62,000	56,066
Novelis 144A 4.75% 1/30/30 #	35,000	31,109
Olin 5.00% 2/1/30	20,000	18,286
		190,157
Capital Goods — 0.29%
Madison IAQ 144A 5.875% 6/30/29 #	30,000	20,618
Sealed Air 144A 5.00% 4/15/29 #	25,000	23,536
Terex 144A 5.00% 5/15/29 #	40,000	36,001
TransDigm 144A 6.25% 3/15/26 #	40,000	39,536
		119,691
Communications — 0.42%
Altice France 144A 5.50% 10/15/29 #	35,000	26,751
Consolidated Communications
144A 5.00% 10/1/28 #	20,000	14,775
144A 6.50% 10/1/28 #	20,000	15,591
Frontier Communications Holdings
144A 5.875% 10/15/27 #	55,000	51,192
144A 6.75% 5/1/29 #	20,000	16,573
T-Mobile USA
2.625% 4/15/26	20,000	18,366
3.375% 4/15/29	20,000	17,654
3.50% 4/15/31	17,000	14,717
		175,619
Consumer Goods — 0.16%
Clydesdale Acquisition Holdings 144A 8.75% 4/15/30 #	10,000	8,578
Pilgrim’s Pride 144A 4.25% 4/15/31 #	25,000	21,300
Post Holdings 144A 5.50% 12/15/29 #	43,000	39,001
		68,879

9

Schedule of investments

Delaware VIP® Trust — Delaware VIP Total Return Series

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Energy — 1.43%
Ascent Resources Utica Holdings
144A 5.875% 6/30/29 #	35,000	$31,253
144A 7.00% 11/1/26 #	20,000	19,431
Callon Petroleum
144A 7.50% 6/15/30 #	5,000	4,581
144A 8.00% 8/1/28 #	30,000	28,637
CNX Midstream Partners 144A 4.75% 4/15/30 #	15,000	12,329
CNX Resources 144A 6.00% 1/15/29 #	35,000	32,257
Crestwood Midstream Partners
144A 5.625% 5/1/27 #	11,000	10,249
144A 6.00% 2/1/29 #	31,000	28,488
EQM Midstream Partners 144A 4.75% 1/15/31 #	38,000	31,139
Genesis Energy
7.75% 2/1/28	60,000	55,324
8.00% 1/15/27	35,000	33,104
Hilcorp Energy I
144A 6.00% 4/15/30 #	25,000	22,268
144A 6.00% 2/1/31 #	5,000	4,332
144A 6.25% 4/15/32 #	15,000	12,966
Murphy Oil 6.375% 7/15/28	65,000	62,659
NuStar Logistics
5.625% 4/28/27	30,000	28,103
6.00% 6/1/26	10,000	9,646
Occidental Petroleum
6.45% 9/15/36	10,000	10,223
6.60% 3/15/46	25,000	25,781
6.625% 9/1/30	10,000	10,356
PDC Energy 5.75% 5/15/26	43,000	41,117
Southwestern Energy
5.375% 2/1/29	5,000	4,643
5.375% 3/15/30	15,000	13,709
7.75% 10/1/27	18,000	18,373
USA Compression Partners
6.875% 4/1/26	2,000	1,922
6.875% 9/1/27	22,000	20,605
Weatherford International 144A 8.625% 4/30/30 #	20,000	19,242
		592,737
Financial Services — 0.32%
Ally Financial 8.00% 11/1/31	35,000	36,227
Castlelake Aviation Finance DAC 144A 5.00% 4/15/27 #	35,000	30,500
Hightower Holding 144A 6.75% 4/15/29 #	30,000	25,217
Medline Borrower 144A 3.875% 4/1/29 #	20,000	16,155
MSCI 144A 3.625% 11/1/31 #	30,000	24,853
		132,952
Healthcare — 0.74%
Avantor Funding 144A 3.875% 11/1/29 #	56,000	47,097
Bausch Health
144A 11.00% 9/30/28 #	20,000	15,697
144A 14.00% 10/15/30 #	4,000	2,395
CHS 144A 4.75% 2/15/31 #	30,000	21,837
DaVita 144A 4.625% 6/1/30 #	30,000	24,196
Encompass Health 4.75% 2/1/30	30,000	26,393
Hadrian Merger Sub 144A 8.50% 5/1/26 #	40,000	35,408
HCA
5.375% 2/1/25	30,000	29,988
5.875% 2/15/26	35,000	35,256
ModivCare Escrow Issuer 144A 5.00% 10/1/29 #	25,000	21,115
Tenet Healthcare
144A 4.375% 1/15/30 #	15,000	13,010
144A 6.125% 10/1/28 #	40,000	35,897
		308,289
Insurance — 0.36%
HUB International 144A 5.625% 12/1/29 #	35,000	30,614
Jones Deslauriers Insurance
Management 144A 10.50% 12/15/30 #	35,000	34,515
NFP
144A 6.875% 8/15/28 #	25,000	20,662
144A 7.50% 10/1/30 #	10,000	9,466
USI 144A 6.875% 5/1/25 #	55,000	53,071
		148,328
Leisure — 0.68%
Boyd Gaming
4.75% 12/1/27	35,000	32,649
144A 4.75% 6/15/31 #	5,000	4,356
Caesars Entertainment 144A 6.25% 7/1/25 #	75,000	73,028
Carnival
144A 5.75% 3/1/27 #	75,000	53,683
144A 7.625% 3/1/26 #	50,000	39,718
Royal Caribbean Cruises 144A 5.50% 4/1/28 #	75,000	59,987
Scientific Games International 144A 7.25% 11/15/29 #	20,000	19,236
		282,657
Media — 0.93%
AMC Networks 4.25% 2/15/29	25,000	15,614

10

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Media (continued)
CCO Holdings
4.50% 5/1/32	90,000	$71,813
144A 5.375% 6/1/29 #	30,000	27,196
CMG Media 144A 8.875% 12/15/27 #	35,000	26,400
CSC Holdings 144A 5.75% 1/15/30 #	200,000	113,239
Cumulus Media New Holdings 144A 6.75% 7/1/26 #	36,000	30,297
Directv Financing 144A 5.875% 8/15/27 #	25,000	22,414
Gray Escrow II 144A 5.375% 11/15/31 #	25,000	18,061
Sirius XM Radio 144A 4.00% 7/15/28 #	70,000	61,055
		386,089
Real Estate — 0.07%
VICI Properties 144A 3.875% 2/15/29 #	35,000	30,726
		30,726
Retail — 0.45%
Asbury Automotive Group 144A 4.625% 11/15/29 #	30,000	25,315
4.75% 3/1/30	15,000	12,565
Bath & Body Works
6.875% 11/1/35	35,000	31,174
6.95% 3/1/33	29,000	25,491
CP Atlas Buyer 144A 7.00% 12/1/28 #	15,000	11,160
Levi Strauss & Co. 144A 3.50% 3/1/31 #	32,000	25,440
LSF9 Atlantis Holdings 144A 7.75% 2/15/26 #	29,000	25,703
Murphy Oil USA 144A 3.75% 2/15/31 #	35,000	28,869
		185,717
Services — 0.59%
CDW 3.569% 12/1/31	35,000	28,907
Iron Mountain 144A 5.25% 3/15/28 #	55,000	50,687
NESCO Holdings II 144A 5.50% 4/15/29 #	25,000	21,907
Prime Security Services Borrower 144A 5.75% 4/15/26 #	65,000	62,705
United Rentals North America 3.875% 2/15/31	56,000	47,071
Univar Solutions USA 144A 5.125% 12/1/27 #	25,000	23,752
White Cap Buyer 144A 6.875% 10/15/28 #	12,000	10,400
		245,429
Technology & Electronics — 0.31%
CommScope Technologies 144A 6.00% 6/15/25 #	13,000	11,857
Entegris Escrow
144A 4.75% 4/15/29 #	11,000	10,053
144A 5.95% 6/15/30 #	30,000	27,705
Go Daddy Operating 144A 3.50% 3/1/29 #	40,000	33,540
Sensata Technologies 144A 4.00% 4/15/29 #	10,000	8,639
SS&C Technologies 144A 5.50% 9/30/27 #	40,000	37,537
		129,331
Transportation — 0.28%
American Airlines 144A 5.75% 4/20/29 #	15,846	14,511
Delta Air Lines 7.375% 1/15/26	24,000	24,561
Laredo Petroleum 144A 7.75% 7/31/29 #	20,000	18,028
Seaspan 144A 5.50% 8/1/29 #	35,000	26,570
United Airlines
144A 4.375% 4/15/26 #	15,000	13,929
144A 4.625% 4/15/29 #	20,000	17,449
		115,048
Utilities — 0.29%
Calpine
144A 4.50% 2/15/28 #	16,000	14,307
144A 5.00% 2/1/31 #	35,000	29,418
144A 5.25% 6/1/26 #	16,000	15,266
PG&E 5.25% 7/1/30	20,000	18,231
Vistra
144A 7.00% 12/15/26 #, μ, ψ	30,000	27,341
144A 8.00% 10/15/26 #, μ, ψ	15,000	14,356
		118,919
Total Corporate Bonds (cost $3,786,404)		3,313,598

US Treasury Obligations — 19.02%
US Treasury Bonds
1.375% 8/15/50	220,000	122,328
1.875% 2/15/51	200,000	127,184
2.25% 8/15/49	165,000	116,080
2.25% 2/15/52	20,000	13,916
2.50% 2/15/45	70,000	52,767
2.50% 2/15/46	90,000	67,423
2.875% 5/15/43	90,000	73,543

11

Schedule of investments

Delaware VIP® Trust — Delaware VIP Total Return Series

	Principal amount°	Value (US $)
US Treasury Obligations (continued)
US Treasury Bonds
3.00% 5/15/42	65,000	$54,713
3.00% 2/15/47	105,000	86,051
3.00% 8/15/48	150,000	123,258
3.00% 8/15/52	30,000	24,727
3.125% 11/15/41	165,000	142,693
3.375% 5/15/44	85,000	75,032
4.00% 11/15/52	20,000	20,034
4.25% 11/15/40	130,000	132,922
4.375% 11/15/39	35,000	36,524
4.50% 5/15/38	15,000	15,944
5.00% 5/15/37	30,000	33,528
US Treasury Floating Rate Note
4.60% (USBMMY3M + 0.14%) 10/31/24 ●	215,000	214,779
US Treasury Notes
0.625% 12/31/27	550,000	465,996
1.00% 7/31/28	880,000	748,137
1.125% 2/15/31	100,000	81,527
1.375% 8/31/23	1,000,000	977,657
1.50% 2/15/30	280,000	238,678
2.125% 5/31/26	1,055,000	987,414
2.75% 2/15/24	1,185,000	1,159,634
4.00% 10/31/29	210,000	210,115
4.25% 10/15/25	865,000	864,459
4.375% 10/31/24	355,000	354,015
5.375% 2/15/31	255,000	280,057
Total US Treasury Obligations (cost $8,458,300)		7,901,135

	Number of shares
Common Stocks — 54.19%
Communication Services — 2.18%
AT&T	3,033	$55,838
Comcast Class A	5,683	198,735
Interpublic Group	711	23,683
KDDI	900	27,307
Orange	2,670	26,526
Publicis Groupe	530	33,711
Verizon Communications	9,177	361,574
Walt Disney †	2,042	177,409
		904,783
Consumer Discretionary — 6.93%
adidas AG	480	65,491
APA	2,582	120,528
Best Buy	1,991	159,698
Dollar General	851	209,559
Dollar Tree †	1,400	198,016
eBay	1,482	61,459
H & M Hennes & Mauritz Class B	2,830	30,440
Home Depot	1,036	327,231
Lowe’s	1,244	247,855
Macy’s	6,190	127,823
NIKE Class B	1,436	168,026
PulteGroup	1,262	57,459
Ross Stores	1,764	204,747
Sodexo	850	81,416
Starbucks	396	39,283
Sturm Ruger & Co.	588	29,765
Swatch Group	245	69,686
TJX	5,943	473,063
Tractor Supply	929	208,997
		2,880,542
Consumer Staples — 3.76%
Altria Group	4,617	211,043
Archer-Daniels-Midland	2,300	213,555
Asahi Group Holdings	500	15,693
Conagra Brands	5,700	220,590
Danone	1,310	69,035
Diageo	2,330	102,815
Essity Class B	2,760	72,287
Kao	1,600	64,066
Koninklijke Ahold Delhaize	3,750	107,741
Nestle	860	99,649
Philip Morris International	2,445	247,458
Seven & i Holdings	600	25,876
Unilever	1,760	88,983
Vector Group	1,783	21,146
		1,559,937
Energy — 3.74%
Chevron	927	166,387
ConocoPhillips	3,254	383,972
Coterra Energy	3,041	74,717
Devon Energy	632	38,874
EOG Resources	625	80,950
EQT	1,486	50,271
Exxon Mobil	3,719	410,206
Kinder Morgan	4,630	83,711
Marathon Petroleum	1,997	232,431
Viper Energy Partners	1,052	33,443
		1,554,962
Financials — 7.35%
American Financial Group	1,603	220,060
American International Group	3,300	208,692
Ameriprise Financial	587	182,774
BlackRock	314	222,510
Blackstone	1,816	134,729
Carlyle Group	2,713	80,956

12

	Number of shares	Value (US $)
Common Stocks (continued)
Financials (continued)
Discover Financial Services	2,578	$252,206
Evercore Class A	516	56,285
F&G Annuities & Life †	79	1,581
Fidelity National Financial	1,170	44,015
Invesco	6,178	111,142
Jackson Financial Class A	1,948	67,771
MetLife	6,559	474,675
Moelis & Co. Class A	1,189	45,622
Principal Financial Group	2,685	225,325
Prudential Financial	2,276	226,371
Synchrony Financial	3,659	120,235
Truist Financial	4,300	185,029
US Bancorp	4,400	191,884
		3,051,862
Healthcare — 8.06%
AbbVie	1,783	288,151
AmerisourceBergen	1,447	239,782
Amgen	186	48,851
Baxter International	4,000	203,880
Bristol-Myers Squibb	3,050	219,448
Cigna	600	198,804
CVS Health	2,000	186,380
Fresenius Medical Care AG & Co.	1,060	34,687
Gilead Sciences	1,276	109,545
Hologic †	2,842	212,610
Johnson & Johnson	3,226	569,873
Merck & Co.	4,752	527,234
Novo Nordisk Class B	540	72,914
Pfizer	3,352	171,756
Roche Holding	200	62,835
Smith & Nephew	6,790	91,076
UnitedHealth Group	212	112,398
		3,350,224
Industrials — 3.14%
Boise Cascade	1,695	116,396
Dover	1,591	215,437
Honeywell International	986	211,300
Intertek Group	1,090	53,158
Knorr-Bremse	620	33,874
Lockheed Martin	109	53,027
Makita	1,900	44,590
Masco	753	35,143
Northrop Grumman	400	218,244
Raytheon Technologies	2,239	225,960
Robert Half International	262	19,344
Securitas Class B	9,470	78,919
		1,305,392
Information Technology — 12.78%
Amadeus IT Group †	1,770	91,988
Apple	7,533	978,763
Applied Materials	648	63,102
Broadcom	956	534,528
Cisco Systems	8,463	403,177
Cognizant Technology Solutions Class A	3,178	181,750
Dell Technologies Class C	2,154	86,634
Fidelity National Information Services	2,164	146,827
HP	6,814	183,092
KLA	198	74,652
Lam Research	378	158,873
Microchip Technology	336	23,604
Microsoft	3,545	850,162
Monolithic Power Systems	409	144,627
Motorola Solutions	800	206,168
NetApp	2,679	160,901
NVIDIA	1,361	198,897
Oracle	2,700	220,698
Paychex	1,761	203,501
QUALCOMM	1,579	173,595
SAP	770	79,449
Western Union	10,388	143,043
		5,308,031
Materials — 1.36%
Air Liquide	650	92,123
CF Industries Holdings	1,165	99,258
Dow	2,439	122,901
DuPont de Nemours	3,200	219,616
Ryerson Holding	1,037	31,380
		565,278
REIT Diversified — 0.30%
Gaming and Leisure Properties	385	20,055
VICI Properties	3,290	106,596
		126,651
REIT Healthcare — 0.32%
Alexandria Real Estate Equities	272	39,622
CareTrust REIT	452	8,398
Healthcare Realty Trust	924	17,806
Healthpeak Properties	271	6,794
Medical Properties Trust	474	5,280
Omega Healthcare Investors	26	727
Ventas	231	10,407
Welltower	655	42,935
		131,969
REIT Industrial — 0.43%
Plymouth Industrial REIT	199	3,817
Prologis	1,314	148,127

13

Schedule of investments

Delaware VIP® Trust — Delaware VIP Total Return Series

	Number of shares	Value (US $)
Common Stocks (continued)
REIT Industrial (continued)
Rexford Industrial Realty	223	$12,185
Terreno Realty	223	12,682
		176,811
REIT Information Technology — 0.22%
Digital Realty Trust	247	24,767
Equinix	100	65,503
		90,270
REIT Lodging — 0.14%
Apple Hospitality REIT	1,461	23,054
Chatham Lodging Trust	721	8,847
Host Hotels & Resorts	1,115	17,896
Park Hotels & Resorts	682	8,041
		57,838
REIT Mall — 0.09%
Simon Property Group	302	35,479
		35,479
REIT Manufactured Housing — 0.06%
Equity LifeStyle Properties	142	9,173
Sun Communities	103	14,729
		23,902
REIT Multifamily — 0.79%
American Homes 4 Rent Class A	463	13,955
AvalonBay Communities	172	27,781
Camden Property Trust	165	18,460
Equity Residential	3,546	209,214
Essex Property Trust	122	25,854
Independence Realty Trust	611	10,301
Mid-America Apartment Communities	105	16,484
UDR	113	4,377
		326,426
REIT Office — 0.11%
City Office REIT	119	997
Cousins Properties	473	11,962
Douglas Emmett	121	1,897
Highwoods Properties	582	16,285
Kilroy Realty	212	8,198
Piedmont Office Realty Trust Class A	617	5,658
		44,997
REIT Self-Storage — 0.36%
CubeSmart	180	7,245
Extra Space Storage	272	40,033
Life Storage	259	25,512
National Storage Affiliates Trust	283	10,222
Public Storage	239	66,965
		149,977
REIT Shopping Center — 0.33%
Agree Realty	187	13,264
Brixmor Property Group	1,204	27,295
Kimco Realty	883	18,702
Kite Realty Group Trust	208	4,378
Phillips Edison & Co.	526	16,748
Regency Centers	364	22,750
Retail Opportunity Investments	1,221	18,351
SITE Centers	768	10,491
Urban Edge Properties	379	5,340
		137,319
REIT Single Tenant — 0.16%
Four Corners Property Trust	283	7,338
Realty Income	527	33,428
Spirit Realty Capital	465	18,567
STORE Capital	288	9,233
		68,566
REIT Specialty — 0.38%
EPR Properties	209	7,883
Essential Properties Realty Trust	510	11,970
Invitation Homes	1,262	37,406
Iron Mountain	1,574	78,464
Lamar Advertising Class A	65	6,136
Outfront Media	548	9,086
WP Carey	88	6,877
		157,822
Retail — 0.38%
Bath & Body Works	3,788	159,626
		159,626
Utilities — 0.82%
Edison International	3,000	190,860
Vistra	6,381	148,039
		338,899
Total Common Stocks (cost $21,354,946)		22,507,563

Convertible Preferred Stock — 1.45%
2020 Mandatory Exchangeable Trust 144A 6.50% exercise price $47.09, maturity date 5/16/23 #	72	63,736
Algonquin Power & Utilities 7.75% exercise price $18.00, maturity date 6/15/24	815	19,454
AMG Capital Trust II 5.15% exercise price $195.47, maturity date 10/15/37	702	35,984
Bank of America 7.25% exercise price $50.00 ω	63	73,080

14

	Number of shares	Value (US $)
Convertible Preferred Stock (continued)
El Paso Energy Capital Trust I 4.75% exercise price $34.49, maturity date 3/31/28	2,164	$97,464
Elanco Animal Health 5.00% exercise price $38.40, maturity date 2/1/23	1,154	22,538
Lyondellbasell Advanced Polymers 6.00% exercise price $52.33 ω	78	66,300
RBC Bearings 5.00% exercise price $226.60, maturity date 10/15/24	841	86,270
UGI 7.25% exercise price $52.57, maturity date 6/1/24	1,073	92,734
Wells Fargo & Co. 7.50% exercise price $156.71 ω	39	46,215
Total Convertible Preferred Stock (cost $713,080)		603,775

Exchange-Traded Funds — 7.80%
iShares 0-5 Year Investment Grade Corporate Bond ETF	44,892	2,148,531
iShares MSCI EAFE ETF	10	656
iShares Trust iShares ESG Aware MSCI EAFE ETF	90	5,917
Vanguard FTSE Developed Markets ETF	30	1,259
Vanguard Russell 2000 ETF	15,405	1,084,050
Total Exchange-Traded Funds (cost $3,330,239)		3,240,413

Short-Term Investments — 0.77%
Money Market Mutual Funds — 0.77%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.03%)	80,318	80,318
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.06%)	80,318	80,318
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.23%)	80,318	80,318
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.11%)	80,318	80,318
Total Short-Term Investments (cost $321,272)		321,272
Total Value of Securities — 99.78% (cost $41,600,800)		$41,446,173

The following foreign currency exchange contracts and futures contracts were outstanding at December 31, 2022:1

Foreign Currency Exchange Contracts

Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Depreciation
BNYM	EUR	(3,472)	USD	3,710	1/3/23	$(8)

Futures Contracts

Exchange-Traded

	Contracts to Buy (Sell)	Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
3	US Treasury 10 yr Notes	$336,891	$337,836	3/22/23	$(945)	$(422)

The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Series’ total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Series’ net assets.

1	See Note 8 in “Notes to financial statements.”
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2022, the aggregate value of Rule 144A securities was $3,340,467, which represents 8.04% of the Series’ net assets. See Note 10 in “Notes to financial statements.”

15

Schedule of investments

Delaware VIP® Trust — Delaware VIP Total Return Series

^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
μ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2022. Rate will reset at a future date.
ψ	Perpetual security. Maturity date represents next call date.
●	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
†	Non-income producing security.
ω	Perpetual security with no stated maturity date.

Summary of abbreviations:

AG – Aktiengesellschaft

BNYM – Bank of New York Mellon

DAC – Designated Activity Company

EAFE – Europe, Australasia, and Far East

ESG – Environmental, Social, and Governance

ETF – Exchange-Traded Fund

FTSE – Financial Times Stock Exchange

ICE – Intercontinental Exchange, Inc.

LIBOR – London Interbank Offered Rate

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

MSCI – Morgan Stanley Capital International

REIT – Real Estate Investment Trust

USBMMY3M – US Treasury 3 Month Bill Money Market Yield

yr – Year

Summary of currencies:

EUR – European Monetary Unit

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

16

Statement of assets and liabilities

Delaware VIP® Trust — Delaware VIP Total Return Series

December 31, 2022

Assets:
Investments, at value*	$41,446,173
Cash	4,149
Cash collateral due from brokers	7,260
Dividends and interest receivable	178,918
Receivable for securities sold	22,696
Foreign tax reclaims receivable	14,657
Receivable for series shares sold	7,131
Other assets	382
Total Assets	41,681,366
Liabilities:
Due to custodian	13,802
Other accrued expenses	108,450
Investment management fees payable to affiliates	14,472
Administration expenses payable to affiliates	5,476
Variation margin due to broker on future contracts	422
Unrealized depreciation on foreign currency exchange contracts	8
Payable for series shares redeemed	4
Total Liabilities	142,634
Total Net Assets	$41,538,732

Net Assets Consist of:
Paid-in capital	$41,198,310
Total distributable earnings (loss)	340,422
Total Net Assets	$41,538,732

Net Asset Value
Standard Class:
Net assets	$41,527,956
Shares of beneficial interest outstanding, unlimited authorization, no par	3,649,504
Net asset value per share	$11.38
Service Class:
Net assets	$10,776
Shares of beneficial interest outstanding, unlimited authorization, no par	951
Net asset value per share	$11.33

* Investments, at cost	$41,600,800

See accompanying notes, which are an integral part of the financial statements.

17

Statement of operations

Delaware VIP® Trust — Delaware VIP Total Return Series

Year ended December 31, 2022

Investment Income:
Dividends	$777,826
Interest	70,184
Foreign tax withheld	(8,056)
839,954
Expenses:
Management fees	302,589
Distribution expenses — Service Class	33
Audit and tax fees	47,189
Accounting and administration expenses	45,982
Reports and statements to shareholders expenses	16,484
Custodian fees	14,654
Dividend disbursing and transfer agent fees and expenses	11,676
Legal fees	2,900
Trustees’ fees and expenses	2,435
Registration fees	4
Other	35,132
479,078
Less expenses waived	(87,513)
Total operating expenses	391,565
Net Investment Income (Loss)	448,389

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	355,111
Foreign currencies	(11,182)
Foreign currency exchange contracts	5,305
Futures contracts	3,752
Options written	1,208
Net realized gain (loss)	354,194
Net change in unrealized appreciation (depreciation) on:
Investments	(6,483,197)
Foreign currencies	(1,020)
Foreign currency exchange contracts	(26)
Futures contracts	(945)
Net change in unrealized appreciation (depreciation)	(6,485,188)
Net Realized and Unrealized Gain (Loss)	(6,130,994)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(5,682,605)

See accompanying notes, which are an integral part of the financial statements.

18

Statements of changes in net assets

Delaware VIP® Trust — Delaware VIP Total Return Series

	Year ended
	12/31/22	12/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$448,389	$877,327
Net realized gain (loss)	354,194	5,538,388
Net change in unrealized appreciation (depreciation)	(6,485,188)	2,113,842
Net increase (decrease) in net assets resulting from operations	(5,682,605)	8,529,557

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(5,441,308)	(1,270,802)
Service Class	(1,219)	(221)
	(5,442,527)	(1,271,023)
Capital Share Transactions:
Proceeds from shares sold:
Standard Class	873,619	1,948,057

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	5,441,308	1,270,802
Service Class	1,219	221
	6,316,146	3,219,080
Cost of shares redeemed:
Standard Class	(9,740,926)	(8,679,996)
Decrease in net assets derived from capital share transactions	(3,424,780)	(5,460,916)
Net Increase (Decrease) in Net Assets	(14,549,912)	1,797,618

Net Assets:
Beginning of year	56,088,644	54,291,026
End of year	$41,538,732	$56,088,644

See accompanying notes, which are an integral part of the financial statements.

19

Financial highlights

Delaware VIP® Total Return Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19[1]	12/31/18
Net asset value, beginning of period	$14.29	$12.56	$14.29	$12.50	$13.83

Income (loss) from investment operations:
Net investment income[2]	0.12	0.21	0.24	0.22	0.24
Net realized and unrealized gain (loss)	(1.55)	1.82	(0.44)	2.08	(1.28)
Total from investment operations	(1.43)	2.03	(0.20)	2.30	(1.04)

Less dividends and distributions from:
Net investment income	(0.28)	(0.30)	(0.27)	(0.26)	(0.22)
Net realized gain	(1.20)	—	(1.26)	(0.25)	(0.07)
Total dividends and distributions	(1.48)	(0.30)	(1.53)	(0.51)	(0.29)

Net asset value, end of period	$11.38	$14.29	$12.56	$14.29	$12.50

Total return[3]	(10.56)%[4]	16.37%[4]	0.91%[4]	18.88%[4]	(7.65)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$41,528	$56,077	$54,281	$58,637	$51,630
Ratio of expenses to average net assets[5]	0.84%	0.86%	0.86%	0.93%	0.90%
Ratio of expenses to average net assets prior to fees waived[5]	1.03%	0.96%	1.06%	0.99%	0.90%
Ratio of net investment income to average net assets	0.96%	1.56%	2.01%	1.63%	1.80%
Ratio of net investment income to average net assets prior to fees waived	0.77%	1.46%	1.81%	1.57%	1.80%
Portfolio turnover	55%	95%	87%	150%[6]	68%

[1]	On October 4, 2019, the First Investors Life Series Total Return Fund shares were reorganized into Standard Class shares of the Series. The Standard Class shares financial highlights for the period prior to October 4, 2019, reflect the performance of the First Investors Life Series Total Return Fund shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[4]	Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Series invests.
[6]	The Series’ portfolio turnover rate increased substantially during the year ended December 31, 2019 due to a change in the Series’ portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

20

Financial highlights

Delaware VIP® Total Return Series Service Class

Selected data for each share of the Series outstanding throughout each period were as follows:

				10/31/19[1]
	Year ended			to
	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$14.23	$12.52	$14.29	$13.79

Income (loss) from investment operations:
Net investment income[2]	0.08	0.17	0.20	0.04
Net realized and unrealized gain (loss)	(1.54)	1.81	(0.44)	0.46
Total from investment operations	(1.46)	1.98	(0.24)	0.50

Less dividends and distributions from:
Net investment income	(0.24)	(0.27)	(0.27)	—
Net realized gain	(1.20)	—	(1.26)	—
Total dividends and distributions	(1.44)	(0.27)	(1.53)	—

Net asset value, end of period	$11.33	$14.23	$12.52	$14.29

Total return[3]	(10.82)%	15.96%	0.54%	3.63%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$11	$12	$10	$10
Ratio of expenses to average net assets[4]	1.14%	1.16%	1.16%	1.16%
Ratio of expenses to average net assets prior to fees waived[4]	1.33%	1.25%	1.36%	1.50%
Ratio of net investment income to average net assets	0.70%	1.26%	1.71%	1.79%
Ratio of net investment income to average net assets prior to fees waived	0.51%	1.17%	1.51%	1.45%
Portfolio turnover	55%	95%	87%	150%[5,6]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[4]	Expense ratios do not include expenses of any investment companies in which the Series invests.
[5]	Portfolio turnover is representative of the Series for the entire period.
[6]	The Series’ portfolio turnover rate increased substantially during the year ended December 31, 2019 due to a change in the Series’ portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

21

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Total Return Series

December 31, 2022

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 12 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Total Return Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Other debt securities are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and the ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and the ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Open-end investment companies, other than ETFs are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Series valuation designee, Delaware Management Company (DMC). Subject to the oversight of the Series’ Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities for which market quotations are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities and private placements are valued at fair value.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2022, and for all open tax years (years ended December 31, 2019–December 31, 2021), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regard to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests that may date back to the inception of the Series. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2022, the Series did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

22

Underlying Funds — The Series may invest in other investment companies (Underlying Funds) to the extent permitted by the 1940 Act. The Underlying Funds in which the Series may invest include ETFs. The Series will indirectly bear the investment management fees and other expenses of the Underlying Funds.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Series’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), attributable to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Derivative Financial Instruments — The Series may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/ or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Series must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Series successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Series can realize on an investment and/or may result in lower distributions paid to shareholders. The Series investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

Segregation and Collateralizations — In certain cases, based on requirements and agreements with certain exchanges and third-party broker-dealers, the Series may deliver or receive collateral in connection with certain investments (e.g., futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps). Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged/received to cover obligations of the Series under derivative contracts, if any, will be reported separately on the “Statement of assets and liabilities” as cash collateral due to/from broker. Securities collateral pledged for the same purpose, if any, is noted on the “Schedule of investments.”

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Income and capital gain distributions from any Underlying Funds in which the Series invests are recorded on the ex-dividend date. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer, which are estimated. The Series declares and pays dividends

(continues)	23

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Total Return Series

1. Significant Accounting Policies (continued)

from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2022, the Series earned less than $1 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual series operating expenses from exceeding 0.83% of the Series’ average daily net assets for the Standard Class and 1.13% for the Service Class from April 29, 2022 through December 31, 2022.* From January 1, 2022 through April 28, 2022, DMC contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses in order to prevent total annual series operating expenses from exceeding 0.86% of the Series’ average daily net assets for the Standard Class and 1.16% for the Service Class. These waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

Macquarie Investment Management Austria Kapitalanlage AG is primarily responsible for the day-to-day management of the Series’ portfolio and determines its asset allocation.

DMC may seek investment advice and recommendations from its affiliates Macquarie Investment Management Europe Limited and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). DMC may also permit these Affiliated Sub-Advisors to execute security trades for the Series on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge; Macquarie Investment Management Global Limited is also responsible for managing real estate investment trust securities and other equity asset classes to which the portfolio managers may allocate assets from time to time, as well as providing quantitative support.

DMC may permit its affiliate Macquarie Funds Management Hong Kong Limited to execute Series security trades on its behalf. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, pays each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2022, the Series paid $12,477 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2022, the Series paid $3,570 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides

24

certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Series pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. The fees are calculated daily and paid monthly. Standard Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Series. For the year ended December 31, 2022, the Series paid $2,139 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of any Underlying Funds including ETFs in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

*	The aggregate contractual waiver period covering this report is from April 30, 2021 through April 29, 2023.

3. Investments

For the year ended December 31, 2022, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than US government securities	$11,992,333
Purchases of US government securities	13,105,923
Sales other than US government securities	21,096,051
Sales of US government securities	11,617,298

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Series were as follows:

Cost of investments and derivatives	$42,171,166
Aggregate unrealized appreciation of investments and derivatives	$3,669,475
Aggregate unrealized depreciation of investments and derivatives	(4,395,421)
Net unrealized depreciation of investments and derivatives	$(725,946)

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the

(continues)	25

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Total Return Series

3. Investments (continued)

asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 −	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 −	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 −	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2022:

	Level 1	Level 2	Total
Securities
Assets:
Common Stocks	$22,507,563	$—	$22,507,563
Convertible Bonds	—	3,558,417	3,558,417
Convertible Preferred Stock	603,775	—	603,775
Corporate Bonds	—	3,313,598	3,313,598
Exchange-Traded Funds	3,240,413	—	3,240,413
US Treasury Obligations	—	7,901,135	7,901,135
Short-Term Investments	321,272	—	321,272
Total Value of Securities	$26,673,023	$14,773,150	$41,446,173

Derivatives[1]
Liabilities:
Futures Contracts	$(945)	$—	$(945)
Foreign Currency Exchange Contracts	—	(8)	(8)

[1]	Foreign currency exchange contracts and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

During the year ended December 31, 2022, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Series’ net assets. During the year ended December 31, 2022, there were no Level 3 investments.

26

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:

	Year ended
	12/31/22	12/31/21
Ordinary income	$2,905,615	$1,271,023
Long-term capital gains	2,536,912	—
Total	$5,442,527	$1,271,023

5. Components of Net Assets on a Tax Basis

As of December 31, 2022, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$41,198,310
Undistributed ordinary income	921,001
Undistributed long-term capital gains	177,132
Unrealized appreciation (depreciation) of investments, foreign currencies, and derivatives	(757,711)
Net assets	$41,538,732

Differences between components of net assets unrealized and tax cost unrealized may arise due to certain foreign currency transactions, foreign capital gains taxes, and amortization of callable bond premiums in accordance with ASU 2017-08.

The differences between the book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, market premium and discount on debt instruments, trust preferred securities, mark-to-market on foreign currency exchange contracts and mark-to-market on futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2022, the Series had no reclassifications.

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Notes to financial statements

Delaware VIP® Trust — Delaware VIP Total Return Series

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/22	12/31/21
Shares sold:
Standard Class	72,763	147,459

Shares issued upon reinvestment of dividends and distributions:
Standard Class	453,821	96,492
Service Class	102	17
	526,686	243,968
Shares redeemed:
Standard Class	(801,213)	(642,479)

Net decrease	(274,527)	(398,511)

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $355,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 31, 2022.

On October 31, 2022, the Series, along with the other Participants, entered into an amendment to the Agreement for a $355,000,000 revolving line of credit to be used as described above. It operates in substantially the same manner as the original Agreement. Under the amendment to the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the Agreement expires on October 30, 2023.

The Series had no amounts outstanding as of December 31, 2022, or at any time during the year then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts

The Series may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Series may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also

28

limit any potential gain that might result should the value of the currency change favorably. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Series’ maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty.

During the year ended December 31, 2022, the Series entered into foreign currency exchange contracts and foreign cross currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

During the year ended December 31, 2022, the Series experienced net realized and unrealized gains or losses attributable to foreign currency holdings, which are disclosed on the “Statement of assets and liabilities” and “Statement of operations.”

Futures Contracts

A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Series may use futures contracts in the normal course of pursuing its investment objective. The Series may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Series deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Series because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At December 31, 2022, the Series posted $7,260 in cash as collateral for open futures contracts, which is included in “Cash collateral due from brokers” on the “Statement of assets and liabilities”.

During the year ended December 31, 2022, the Series entered into futures contracts to hedge the Series’ existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Options Contracts

The Series may enter into options contracts in the normal course of pursuing its investment objectives. The Series may buy or write options contracts for any number of reasons, including without limitation: to manage the Series’ exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Series’ overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Series may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Series buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Series writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Series on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Series has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Series. The Series, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Series is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. No options contracts were outstanding at December 31, 2022.

During the year ended December 31, 2022, the Series entered into option contracts to manage the Series’ exposure to changes in securities prices caused by interest rates or market conditions.

(continues)	29

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Total Return Series

8. Derivatives (continued)

Fair values of derivative instruments as of December 31, 2022 were as follows:

	Liability Derivatives Fair Value
Statement of Assets and Liabilities Location	Currency Contracts	Interest Rate Contracts	Total
Unrealized depreciation on foreign currency exchange contracts	$(8)	$—	$(8)
Variation margin due to broker on futures contracts*	—	(945)	(945)
Total	$(8)	$(945)	$(953)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022. Only current day variation margin is reported on the Series “Statement of assets and liabilities.”

The effect of derivative instruments on the “Statement of operations” for the year ended December 31, 2022 was as follows:

	Net Realized Gain (Loss) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Options Written	Total
Currency
contracts	$5,305	$—	$—	$5,305
Interest rate
contracts	—	3,752	1,208	4,960
Total	$5,305	$3,752	$1,208	$10,265

	Net Change in Unrealized Appreciation (Depreciation) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Total
Currency
contracts	$(26)	$—	$(26)
Interest rate
contracts	—	(945)	(945)
Total	$(26)	$(945)	$(971)

The table below summarizes the average daily balance of derivative holdings by the Series during the year ended December 31, 2022:

	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average notional value)	$1,989	$10,326
Futures contracts (average notional value)	104,530	14,217
Options contracts (average value)*	—	19

*	Long represents purchased options and short represents written options.

9. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the

30

required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by the Series is generally invested in an individual separate account. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended December 31, 2022, the Series had no securities out on loan.

10. Credit and Market Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Series invests will cause the NAV of the Series to fluctuate.

(continues)	31

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Total Return Series

10. Credit and Market Risk (continued)

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, IBORs) could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average (EONIA), which are also the subject of recent reform.

The Series invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Series will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Series more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Series may involve revolving credit facilities or other standby financing commitments that obligate the Series to pay additional cash on a certain date or on demand. These commitments may require the Series to increase its investment in a company at a time when the Series might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Series is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Series may pay an assignment fee. On an ongoing basis, the Series may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Series may be required to rely upon another lending institution to collect and pass on to the Series amounts payable with respect to the loan and to enforce the Series’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Series from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Series.

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series invests in REITs and is subject to the risks associated with that industry. If the Series holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2022. The Series’ REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Series invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC and lower than Baa3 by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying

32

mortgages and consumer loans are paid back. Some of these securities are CMOs. CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Series’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Series may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Series invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

11. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

In March 2020, FASB issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. On December 21, 2022, FASB issued ASU 2022-06 to defer the sunset date of Accounting Standards Codification Topic 848 until December 31, 2024. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management is currently evaluating ASU 2020-04, but does not believe there will be a material impact.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2022, that would require recognition or disclosure in the Series’ financial statements.

(continues)	33

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Total Return Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Total Return Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Class Name	Financial Highlights
Standard Class	For each of the four years in the period ended December 31, 2022

Service Class	For each of the three years in the period ended December 31, 2022 and the period October 31, 2019 (commencement of operations) through December 31, 2019

The financial statements of the Series as of and for the year ended December 31, 2018 and the financial highlights for the year ended December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agents and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 23, 2023

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

Other Series information (Unaudited)

Delaware VIP® Trust — Delaware VIP Total Return Series

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2022, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	46.61%
(B) Ordinary Income Distributions (Tax Basis)	53.39%
Total Distributions (Tax Basis)	100.00%
(C) Qualified Dividends[1]	22.02%

(A)	and (B) are based on a percentage of the Series’ total distributions.
(C)	is based on the Series’ ordinary income distributions.
[1]	Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 9-11, 2022

At a meeting held on August 9-11, 2022 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Delaware VIP Total Return Series (the “Fund”) Investment Management Agreement with Delaware Management Company (“DMC”); and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”), Macquarie Investment Management Europe Limited (“MIMEL”), and Macquarie Funds Management Hong Kong Limited (“MFMHKL”) (together with MIMGL, MIMAK and MIMEL, the “Affiliated Sub-Advisers”).

Prior to the Meeting, including at a Board meeting held in May 2022, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the applicable Investment Committee, with each Investment Committee assisting the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Investment Management Agreement and the Sub-Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2022. In considering and approving the Investment Management Agreement and the Sub-Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Fund’s Investment Management Agreement and the Sub-Advisory Agreements, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).

The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Investment Management Agreement and the Sub-Advisory Agreements for a one-year term. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.

Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Fund by DMC under its Investment Management Agreement and the experience of the officers and employees of DMC who provide these services, including the Fund’s co-portfolio manager. The Board’s review included consideration of DMC’s investment process and oversight and research and analysis capabilities, and its ability to attract and retain qualified investment professionals.

Other Series information (Unaudited)

Delaware VIP® Trust — Delaware VIP Total Return Series

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 9-11, 2022 (continued)

The Board considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, valuation, and compliance risks. The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates. The Board also considered non-advisory services that DMC and its affiliates provide to the Delaware Funds, including third party oversight, transfer agent, internal audit, valuation, portfolio trading, and legal and compliance. The Board took into account the benefits to shareholders of investing in a Fund that is part of a family of funds managed by an affiliate of Macquarie Group Ltd. (“Macquarie”), the parent company of DMC, and the resources available to DMC as part of Macquarie’s global asset management business.

The Board received and considered various information with respect to the services provided by the Affiliated Sub-Advisers under the Sub-Advisory Agreements and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services, including the Fund’s co-portfolio managers. The Board considered the division of responsibilities between DMC and the Affiliated Sub-Advisers and the oversight provided by DMC. The Board considered the expertise of the Affiliated Sub-Advisers with respect to certain asset classes and/or investment styles. The Affiliated Sub-Advisers are part of Macquarie’s global investment platform that has offices and personnel that are located around the world. As a result, the Board noted that DMC had stated that the Affiliated Sub-Advisers can provide research, investment and trading analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades, as applicable. The Board took into account that the Sub-Advisory Agreements may benefit the Fund and its shareholders by permitting DMC to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund by DMC and the Affiliated Sub-Advisers.

Investment performance. The Board received and considered information with respect to the investment performance of the Fund, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting. The Broadridge reports prepared for the Fund showed its investment performance in comparison to a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used by Broadridge to select the funds in the Performance Universe. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5- and 10-year or since inception periods, as applicable, ended December 31, 2021.

The Performance Universe for the Fund consisted of the Fund and all mixed-asset target allocation moderate funds underlying variable insurance products, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the first quartile, for the 3- and 10-year periods was in the third quartile, and 5-year period was in the fourth quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was above the median and for the 3-, 5- and 10-year periods was below the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, 5- and 10-year periods. The Board, however, noted that the investment performance of the current portfolio management team only began as of June 2020. The Board noted the explanations from DMC and MIMAK concerning the reasons for the Fund’s relative performance versus the Performance Universe and its benchmark for the various periods.

Comparative expenses. The Board received and considered expense data for the Fund. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also considered on the comparative analysis of contractual management fees and actual total expense ratios of the Fund versus contractual management fees and actual total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds were similar in size to the Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with the Fund’s expense universe, which is comprised of the Fund, its Expense Group and all other similar funds underlying variable insurance products with similar 12b-1/non-12b-1 structures, excluding outliers (the “Expense Universe”). The Fund’s total expenses were also compared with those of its Expense Universe.

The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Group average.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.

The Board noted that DMC, and not the Fund, pays the sub-advisory fees to the Affiliated Sub-Advisers and, accordingly, that the retention of the Affiliated Sub-Advisers does not increase the fees and expenses incurred by the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreement and to the Affiliated Sub-Advisers under the Sub-Advisory Agreements was reasonable.

Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the Delaware Funds complex, including the current breakpoints. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.

Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to the Fund and the Delaware Funds as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the Delaware Funds; the benefits from allocation of fund brokerage to improve trading efficiencies; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the Delaware Funds. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Fund.

Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Fund and the ongoing commitment of DMC and its affiliates to the Fund, the Board did not find that any ancillary benefits received by DMC and its affiliates were unreasonable.

Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, approved the continuation of DMC’s Investment Management Agreement and of the Affiliated Sub-Advisers’ Sub-Advisory Agreements for an additional one-year period.

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee

Shawn K. Lytle[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	126	Macquarie Asset Management[3] (2015–Present) -Global Head of Macquarie Asset Management Public Investments (2019–Present) -Head of Americas of Macquarie Group (2017–Present)	None

Independent Trustees

Jerome D. Abernathy 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	126	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) -Managing Member (1993–Present)	None

Ann D. Borowiec 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1958	Trustee	Since March 2015	126	J.P. Morgan Chase & Co. (1987–2013) -Chief Executive Officer, Private Wealth Management (2011–2013)	Banco Santander International (2016–2019) Santander Bank, N.A. (2016–2019)

Joseph W. Chow 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1953	Trustee	Since January 2013	126	Private Investor (2011–Present)	None

H. Jeffrey Dobbs 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1955	Trustee	Since April 2019[4]	126	KPMG LLP (2002–2015) -Global Sector Chairman, Industrial Manufacturing (2010–2015)	TechAccel LLC (2015–Present) PatientsVoices, Inc. (2018–Present) Valparaiso University Board (2012–Present) Ivy Funds Complex (2019–2021)

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

John A. Fry 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1960	Trustee	Since January 2001	126	Drexel University -President (2010–Present)	Federal Reserve
Bank of Philadelphia
(2020–Present)
FS Credit Real Estate
Income Trust, Inc.
(2018–Present)
vTv Therapeutics Inc.
(2017–Present)
Community Health
Systems
(2004–Present)
Drexel Morgan & Co.
(2015–2019)

Joseph Harroz, Jr. 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1967	Trustee	Since November 1998[4]	126	University of Oklahoma
-President
(2020–Present)
-Interim President
(2019–2020)
-Vice President and
Dean, College of Law
(2010–2019)
Brookhaven
Investments LLC
(commercial enterprises)
-Managing Member
(2019–Present)
St. Clair, LLC
(commercial enterprises)
-Managing Member
				(2019–Present)	OU Medicine, Inc. (2020–Present) Big 12 Athletic Conference (2019–Present) Valliance Bank (2007–Present) Ivy Funds Complex (1998–2021)

Sandra A.J. Lawrence 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1957	Trustee	Since April 2019[4]	126	Children’s Mercy Hospitals and Clinics (2005–2019) -Chief Administrative Officer (2016–2019)	Brixmor Property
Group Inc.
(2021–Present)
Sera Prognostics Inc.
(biotechnology)
(2021–Present)
Recology
(resource recovery)
(2021–Present)
Evergy, Inc., Kansas City
Power & Light Company,
KCP&L Greater Missouri
Operations Company,
Westar Energy, Inc. and
Kansas Gas and Electric
Company (related utility
companies)
(2018–Present)
National Association of
Corporate Directors
(2017–Present)
Ivy Funds Complex
(2019–2021)
American Shared Hospital
Services (medical device)
(2017–2021)
Westar Energy (utility)
(2004–2018)

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Frances A. Sevilla-Sacasa 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	Since September 2011	126	Banco Itaú International -Chief Executive Officer (2012–2016)	Florida Chapter of
National Association of
Corporate Directors
(2021–Present)
Callon Petroleum
Company
(2019–Present)
Camden Property Trust
(2011–Present)
New Senior Investment
Group Inc. (2021)
Carrizo Oil & Gas, Inc.
					(2018–2019)

Thomas K. Whitford 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Chair and Trustee	Trustee since January 2013 Chair since January 2023	126	PNC Financial Services Group (1983–2013) -Vice Chairman (2009–2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022) HSBC Finance Corporation (2013–2018)

Christianna Wood 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	126	Gore Creek Capital, Ltd. -Chief Executive Officer and President (2009–Present)	The Merger Fund
(2013–2021),
The Merger Fund VL
(2013–2021),
WCM Alternatives:
Event-Driven Fund
(2013–2021),
and WCM
Alternatives:
Credit Event Fund
(2017–2021)
Grange Insurance
(2013–Present)
H&R Block Corporation
					(2008–Present)

Janet L. Yeomans 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1948	Trustee	Since April 1999	126	3M Company (1995–2012) -Vice President and Treasurer (2006–2012)	Okabena Company (2009–2017)

Officers

David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	126	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	None[5]

Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	126	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	None[5]

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Richard Salus 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	126	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	None

[1]	“Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.
[2]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Series’ investment advisor.
[3]	Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Series’ investment advisor, principal underwriter, and transfer agent.
[4]	Includes time served on the Board of Ivy Funds prior to the date when Ivy Funds joined the Delaware Funds complex.
[5]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust, and he is Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Form N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(2700499)

AR-VIPTR-0223

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds by Macquarie® Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a.       An understanding of generally accepted accounting principles and financial statements;

b.       The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c.       Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d.       An understanding of internal controls and procedures for financial reporting; and

e.       An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a.       Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b.       Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c.       Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d.       Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

H. Jeffrey Dobbs

Sandra A.J. Lawrence

Frances Sevilla-Sacasa, Chair

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $407,978 for the fiscal year ended December 31, 2022.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $374,292 for the fiscal year ended December 31, 2021.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2022.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $2,050,189 for the registrant’s fiscal year ended December 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2021.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $1,134,001 for the registrant’s fiscal year ended December 31, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $57,321 for the fiscal year ended December 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $53,568 for the fiscal year ended December 31, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended December 31, 2022.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended December 31, 2021.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds by Macquarie®.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $50,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $9,044,000 and $9,044,000 for the registrant’s fiscal years ended December 31, 2022 and December 31, 2021, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a)       Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b)       Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)) and provide reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE VIP® TRUST

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	March 10, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	March 10, 2023

/s/RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	March 10, 2023